UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-23373

Exchange Place Advisors Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450
Cincinnati, OH	45246
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
(Name and address of agent for service)

With Copies To:
Stacy H. Louizos, Esq.
Blank Rome LLP
1271 Avenue of the Americas
New York, NY 10020
(212) 885-5147

Registrant’s telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2026

Item 1. Reports to Stockholders.

(a)

North Square Small Cap Value Fund

Class I (DRISX)

Annual Shareholder Report - May 31, 2026

Fund Overview

This annual shareholder report contains important information about North Square Small Cap Value Fund (the “Fund”) for the period of June 1, 2025 to May 31, 2026. You can find additional information about the Fund at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period as described below in Material Fund Changes.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$126	1.07%

How did the Fund perform during the reporting period?

The fiscal year ended May 31, 2026 was dominated by one of the most powerful low-quality rallies in years. Small caps rebounded sharply off the April 2025 tariff-driven lows, led by the market’s most speculative corners amid surging AI enthusiasm. In November, the market started favoring quality and commodity-linked names amid AI-disruption fears, geopolitical tension, and commodity supply concerns. That held until April, when hopes for an Iran resolution and strong earnings reignited AI speculation, driving markets to new highs. For a quality-focused, valuation-disciplined strategy, this proved a persistent headwind, and the Fund trailed its benchmark the Russell 2000® Value Index (the “Index”).

Key Contributors to Relative Performance:

• Materials: The Fund’s overweight and selection drove the space to more than double the Index. Precious and industrial metals holdings, including Century Aluminum and Pan American Silver, soared amid persistent inflation and commodity strength.

• Energy: The Fund’s overweight added value, as Energy was the Index’s second-best sector on rising oil prices tied to Strait of Hormuz disruption.

• Select Winners: Several quality AI-infrastructure holdings delivered exceptional gains, notably EnerSys and Penguin Solutions.

Areas of Underperformance:

• Technology: The epicenter of the rally and the Fund’s largest detractor, over half of the Fund’s underperformance. The Index’s tech holdings returned roughly 150%, led by semiconductors and unprofitable names tied to the AI thesis. The Fund’s quality holdings rose well on this tailwind, but could not match that pace.

• Health Care: A similar dynamic in speculative biotech and pharmaceutical names drove most of the rest. The Fund’s lack of exposure to these unprofitable industries was a significant detractor.

We remain committed to owning high-quality businesses at attractive valuations with a genuine narrative tailwind. Junk rallies are, by nature, a headwind for this discipline and historically a transient one. We remain convinced that durable competitive advantages, strong balance sheets, and compelling return potential are the surest path to long-term capital appreciation.

How has the Fund performed over the last ten years?

Total Return Based on $100,000 Investment

Table Summary
	North Square Small Cap Value Fund - Class I	Russell 2000® Value Index	Russell 3000® Index
May-2016	$100,000	$100,000	$100,000
May-2017	$118,835	$121,004	$117,691
May-2018	$130,247	$140,789	$135,417
May-2019	$114,431	$124,857	$138,797
May-2020	$98,792	$106,515	$154,708
May-2021	$169,333	$191,070	$222,643
May-2022	$163,367	$176,422	$214,441
May-2023	$159,742	$156,142	$218,805
May-2024	$209,405	$190,113	$279,158
May-2025	$188,710	$187,955	$315,778
May-2026	$255,121	$271,325	$408,760

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
North Square Small Cap Value Fund - Class I	35.19%	8.54%	9.82%
Russell 2000® Value Index	44.36%	7.27%	10.50%
Russell 3000® Index	29.45%	12.92%	15.12%

The Fund adopted the historical performance of the Foundry Partners Small Cap Value Fund (the “Predecessor Fund”), a former series of Valued Advisers Trust, which was reorganized after the close of business on April 25, 2025 (“Reorganization”), in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The performance information presented above for periods prior to the Reorganization reflects the performance of the Institutional Class shares of the Predecessor Fund. At the time of the Reorganization, the Fund and the Predecessor Fund had substantially similar investment strategies. Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations. Performance of Investor Class shares will differ from that of Class I shares due to, among other things, differences in fees and expenses.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/north-square-small-cap-value-fund/   for updated performance information.

What did the Fund invest in?

Sector Weighting (% of net assets)

Financials 19.7%
Industrials 17.9%
Technology 12.7%
Energy 11.0%
Materials 9.0%
Consumer Discretionary 8.5%
Health Care 6.1%
Utilities 5.4%
Real Estate 5.2%
Short-Term Investments 4.5%

Table Summary
Value	Value
Short-Term Investments	4.5%
Real Estate	5.2%
Utilities	5.4%
Health Care	6.1%
Consumer Discretionary	8.5%
Materials	9.0%
Energy	11.0%
Technology	12.7%
Industrials	17.9%
Financials	19.7%

Fund Statistics

  Net Assets$209,080,414
  Number of Portfolio Holdings78
  Advisory Fee $1,587,248
  Portfolio Turnover50%

Top 10 Holdings (% of net assets)

Table Summary
Holding Name	% of Net Assets
First American Government Obligations Fund, Class X	4.5%
Hancock Whitney Corp.	2.7%
Cathay General Bancorp	2.5%
OFG Bancorp	2.5%
NetScout Systems, Inc.	2.4%
Avnet, Inc.	2.3%
Whitecap Resources, Inc.	2.2%
Ameris Bancorp	2.2%
International Bancshares Corp.	2.1%
Knowles Corp.	2.1%

Material Fund Changes

This is a summary of certain Fund changes to the Fund since June 1, 2025. For more information, you may review the Fund’s next prospectus, which we expect to be available by September 28, 2026, at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/ or upon request at 1-855-551-5521.

On January 8, 2026, Azimut Group, via its U.S. subsidiary, Azimut U.S. Holdings Inc., acquired North Square Investments, LLC (the “Adviser”), the Fund’s investment adviser (the “Transaction”). The Transaction did not result in any material changes in the day-to-day management of the Fund, or the Adviser or to the Fund’s investment objective and principal investment strategies. The closing of the Transaction resulted in a change of control of the Adviser, which caused an “assignment” under the Investment Company Act of 1940, as amended, of the Fund’s then current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Prior Advisory Agreement”) and resulted in its automatic termination, effective as of the closing of the Transaction. The Transaction also resulted in a change of control of the Adviser's affiliated sub-adviser, CSM Advisors, LLC (“CSM”). The Transaction also resulted in the termination of the then current sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between the Adviser and CSM.

A new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement”) with substantially identical terms to the Prior Advisory Agreement, including the advisory fee rate, and a new sub-advisory agreement between the Adviser and the sub-adviser (the “New Sub-Advisory Agreement”), with substantially identical terms to the Prior Sub-Advisory Agreement took effect as of the closing of the Transaction. The New Advisory Agreement and New Sub-Advisory Agreement were approved by the Trust’s Board of Trustees on October 7, 2025, and the New Advisory Agreement was approved by the Fund’s shareholders at a joint special meeting of shareholders held on December 19, 2025. The New Advisory Agreement and New Sub-Advisory Agreement did not result in any material changes to the Fund's investment objective and principal investment strategies or to its portfolio management. Additionally, a new expense limitation agreement with substantially the same terms as the prior expense limitation agreement with respect to the Fund, including the contractual expense cap, took effect upon approval of the New Advisory Agreement.

Where can I find additional information about the Fund?

Additional information is available on the following website (https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Small Cap Value Fund - Class I (DRISX)

Annual Shareholder Report - May 31, 2026

TSR-AR 053126-DRISX

North Square Small Cap Value Fund

Investor Class (DRSVX)

Annual Shareholder Report - May 31, 2026

Fund Overview

This annual shareholder report contains important information about North Square Small Cap Value Fund (the “Fund”) for the period of June 1, 2025 to May 31, 2026. You can find additional information about the Fund at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period as described below in Material Fund Changes.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Class	$156	1.33%

How did the Fund perform during the reporting period?

The fiscal year ended May 31, 2026 was dominated by one of the most powerful low-quality rallies in years. Small caps rebounded sharply off the April 2025 tariff-driven lows, led by the market’s most speculative corners amid surging AI enthusiasm. In November, the market started favoring quality and commodity-linked names amid AI-disruption fears, geopolitical tension, and commodity supply concerns. That held until April, when hopes for an Iran resolution and strong earnings reignited AI speculation, driving markets to new highs. For a quality-focused, valuation-disciplined strategy, this proved a persistent headwind, and the Fund trailed its benchmark the Russell 2000® Value Index (the “Index”).

Key Contributors to Relative Performance:

• Materials: The Fund’s overweight and selection drove the space to more than double the Index. Precious and industrial metals holdings, including Century Aluminum and Pan American Silver, soared amid persistent inflation and commodity strength.

• Energy: The Fund’s overweight added value, as Energy was the Index’s second-best sector on rising oil prices tied to Strait of Hormuz disruption.

• Select Winners: Several quality AI-infrastructure holdings delivered exceptional gains, notably EnerSys and Penguin Solutions.

Areas of Underperformance:

• Technology: The epicenter of the rally and the Fund’s largest detractor, over half of the Fund’s underperformance. The Index’s tech holdings returned roughly 150%, led by semiconductors and unprofitable names tied to the AI thesis. The Fund’s quality holdings rose well on this tailwind, but could not match that pace.

• Health Care: A similar dynamic in speculative biotech and pharmaceutical names drove most of the rest. The Fund’s lack of exposure to these unprofitable industries was a significant detractor.

We remain committed to owning high-quality businesses at attractive valuations with a genuine narrative tailwind. Junk rallies are, by nature, a headwind for this discipline and historically a transient one. We remain convinced that durable competitive advantages, strong balance sheets, and compelling return potential are the surest path to long-term capital appreciation.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Table Summary
	North Square Small Cap Value Fund - Investor Class	Russell 2000® Value Index	Russell 3000® Index
May-2016	$10,000	$10,000	$10,000
May-2017	$11,858	$12,100	$11,769
May-2018	$12,964	$14,079	$13,542
May-2019	$11,358	$12,486	$13,880
May-2020	$9,780	$10,651	$15,471
May-2021	$16,722	$19,107	$22,264
May-2022	$16,100	$17,642	$21,444
May-2023	$15,699	$15,614	$21,880
May-2024	$20,522	$19,011	$27,916
May-2025	$18,455	$18,795	$31,578
May-2026	$24,883	$27,132	$40,876

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
North Square Small Cap Value Fund - Investor Class	34.83%	8.27%	9.54%
Russell 2000® Value Index	44.36%	7.27%	10.50%
Russell 3000® Index	29.45%	12.92%	15.12%

The Fund adopted the historical performance of the Foundry Partners Small Cap Value Fund (the “Predecessor Fund”), a former series of Valued Advisers Trust, which was reorganized after the close of business on April 25, 2025 (“Reorganization”), in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The performance information presented above for periods prior to the Reorganization reflects the performance of the Investor Class shares of the Predecessor Fund. At the time of the Reorganization, the Fund and the Predecessor Fund had substantially similar investment strategies. Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations. Performance of Investor Class shares will differ from that of Class I shares due to, among other things, differences in fees and expenses.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/north-square-small-cap-value-fund/  for updated performance information.

What did the Fund invest in?

Sector Weighting (% of net assets)

Table Summary
Value	Value
Short-Term Investments	4.5%
Real Estate	5.2%
Utilities	5.4%
Health Care	6.1%
Consumer Discretionary	8.5%
Materials	9.0%
Energy	11.0%
Technology	12.7%
Industrials	17.9%
Financials	19.7%

Fund Statistics

  Net Assets$209,080,414
  Number of Portfolio Holdings78
  Advisory Fee $1,587,248
  Portfolio Turnover50%

Top 10 Holdings (% of net assets)

Table Summary
Holding Name	% of Net Assets
First American Government Obligations Fund, Class X	4.5%
Hancock Whitney Corp.	2.7%
Cathay General Bancorp	2.5%
OFG Bancorp	2.5%
NetScout Systems, Inc.	2.4%
Avnet, Inc.	2.3%
Whitecap Resources, Inc.	2.2%
Ameris Bancorp	2.2%
International Bancshares Corp.	2.1%
Knowles Corp.	2.1%

Material Fund Changes

This is a summary of certain Fund changes to the Fund since June 1, 2025. For more information, you may review the Fund’s next prospectus, which we expect to be available by September 28, 2026, at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/ or upon request at 1-855-551-5521.

On January 8, 2026, Azimut Group, via its U.S. subsidiary, Azimut U.S. Holdings Inc., acquired North Square Investments, LLC (the “Adviser”), the Fund’s investment adviser (the “Transaction”). The Transaction did not result in any material changes in the day-to-day management of the Fund, or the Adviser or to the Fund’s investment objective and principal investment strategies. The closing of the Transaction resulted in a change of control of the Adviser, which caused an “assignment” under the Investment Company Act of 1940, as amended, of the Fund’s then current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Prior Advisory Agreement”) and resulted in its automatic termination, effective as of the closing of the Transaction. The Transaction also resulted in a change of control of the Adviser's affiliated sub-adviser, CSM Advisors, LLC (“CSM”). The Transaction also resulted in the termination of the then current sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between the Adviser and CSM.

A new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement”) with substantially identical terms to the Prior Advisory Agreement, including the advisory fee rate, and a new sub-advisory agreement between the Adviser and the sub-adviser (the “New Sub-Advisory Agreement”), with substantially identical terms to the Prior Sub-Advisory Agreement took effect as of the closing of the Transaction. The New Advisory Agreement and New Sub-Advisory Agreement were approved by the Trust’s Board of Trustees on October 7, 2025, and the New Advisory Agreement was approved by the Fund’s shareholders at a joint special meeting of shareholders held on December 19, 2025. The New Advisory Agreement and New Sub-Advisory Agreement did not result in any material changes to the Fund's investment objective and principal investment strategies or to its portfolio management. Additionally, a new expense limitation agreement with substantially the same terms as the prior expense limitation agreement with respect to the Fund, including the contractual expense cap, took effect upon approval of the New Advisory Agreement.

Where can I find additional information about the Fund?

Additional information is available on the following website (https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Small Cap Value Fund - Investor Class (DRSVX)

Annual Shareholder Report - May 31, 2026

TSR-AR 053126-DRSVX

North Square Altrinsic International Equity Fund

Class I  (NSIVX)

Annual Shareholder Report - May 31, 2026

Fund Overview

This annual shareholder report contains important information about North Square Altrinsic International Equity Fund (the “Fund”) for the period of June 1, 2025 to May 31, 2026. You can find additional information about the Fund at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period as described below in Material Fund Changes.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$104	0.97%

How did the Fund perform during the reporting period?

Enthusiasm around artificial intelligence and resilient economic growth drove strong performance in international equities over the 12-month period ended May 31, 2026, even as escalating conflict in the Middle East pushed energy prices upward and disrupted supply chains.

Against this backdrop, the following exposures weighed on the Fund’s relative performance:

   • Financials: Aon Consulting, Inc. declined on growth concerns, but rising global risks underpin strong expansion prospects ahead. Oil price pressures and the Chairman’s departure drove HDFC Bank lower, but the sell-off has made this time-tested company more attractively valued.

    • Consumer Staples: The sector was out of favor as global consumers faced rising costs and an uncertain economic outlook. We expect even a modest improvement in sales growth to prompt improving returns.

   • Materials: The Fund’s underweight exposure to mining detracted from performance, as returns in the sector were driven more by commodity prices than operational improvements the Fund’s holdings are positioned to deliver.

Sources of positive attribution include:

    • Technology: Two of the Fund’s holdings, Murata Manufacturing and Samsung, benefited from a tangible demand lift driven by the accelerating pace of AI infrastructure investment.

    • Communications: The Fund’s underweight exposure to the sector was a benefit as it was pressured by growth-to-value rotation and concerns about AI monetization timelines and advertising cyclicality.

   • Industrials: Sandvik benefited from a recovery in mining equipment demand driven by sustained high commodity prices. Kubota’s new CEO signaled encouraging progress on its medium-term growth strategy.

Looking ahead, geopolitical tensions, AI disruption risk, and stagflationary pressures present the greatest risks to markets, while high government debt and deficits may constrain policymakers’ ability to respond. We believe well-managed companies with durable competitive strengths can innovate and adapt in the face of uncertainty. As such, we maintain a long-term perspective and are capitalizing on mispriced opportunities.

How has the Fund performed since inception?

Total Return Based on $1,000,000 Investment

North Square Altrinsic International Equity Fund - Class I
MSCI EAFE Index
$1,725,000
$1,580,000
$1,435,000
$1,290,000
$1,145,000
$1,000,000
$1,715,208
$1,547,328
Dec-2020
May-2021
May-2022
May-2023
May-2024
May-2025
May-2026

Table Summary
	North Square Altrinsic International Equity Fund - Class I	MSCI EAFE Index
Dec-2020	$1,000,000	$1,000,000
May-2021	$1,114,214	$1,125,801
May-2022	$1,014,401	$1,008,948
May-2023	$1,032,803	$1,039,832
May-2024	$1,194,608	$1,232,475
May-2025	$1,363,440	$1,396,754
May-2026	$1,547,328	$1,715,208

Average Annual Total Returns

Table Summary
	1 Year	5 Years	Since Inception (December 4, 2020)
North Square Altrinsic International Equity Fund - Class I	13.49%	6.79%	8.28%
MSCI EAFE Index	22.80%	8.79%	10.33%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/altrinsic-international-equity-fund/ for updated performance information.

What did the Fund invest in?

Sector Weighting (% of net assets)

Table Summary
Value	Value
Liabilities in Excess of Other Assets	-0.2%
Real Estate	1.2%
Communications	1.9%
Short-Term Investments	3.3%
Materials	3.7%
Energy	4.2%
Consumer Discretionary	7.1%
Health Care	9.5%
Technology	9.6%
Consumer Staples	10.6%
Industrials	13.9%
Financials	35.2%

Fund Statistics

Table Summary
Net Assets	$82,700,417
Number of Portfolio Holdings	69
Advisory Fee (net of waivers)	$584,693
Portfolio Turnover	31%

Top 10 Holdings (% of net assets)

Table Summary
Holding Name	% of Net Assets
Chubb Ltd.	3.4%
Murata Manufacturing Co. Ltd.	3.2%
Deutsche Boerse AG	3.0%
TotalEnergies SE	2.8%
Everest Re Group, Ltd.	2.6%
SMC Corp.	2.5%
GSK PLC	2.2%
Sony Group Corp.	2.2%
Suzuki Motor Corp.	2.1%
Aon PLC - Class A	2.1%

Country Weighting (% of net assets)

Japan 16.4%
United Kingdom 12.0%
Ireland 10.7%
France 10.5%
Germany 10.5%
Netherlands 6.2%
Switzerland 5.9%
Bermuda 4.2%
Mexico 3.8%
United States 3.1%
Korea (Republic Of) 2.4%
Israel 1.7%
Norway 1.6%
Canada 1.5%
Italy 1.5%
China 1.4%
India 1.2%
Spain 1.1%
Belgium 1.0%
Indonesia 0.9%
Hong Kong 0.9%
Thailand 0.8%
Sweden 0.7%

Table Summary
Value	Value
Sweden	0.7%
Thailand	0.8%
Hong Kong	0.9%
Indonesia	0.9%
Belgium	1.0%
Spain	1.1%
India	1.2%
China	1.4%
Italy	1.5%
Canada	1.5%
Norway	1.6%
Israel	1.7%
Korea (Republic Of)	2.4%
United States	3.1%
Mexico	3.8%
Bermuda	4.2%
Switzerland	5.9%
Netherlands	6.2%
Germany	10.5%
France	10.5%
Ireland	10.7%
United Kingdom	12.0%
Japan	16.4%

Material Fund Changes

This is a summary of certain Fund changes to the Fund since June 1, 2025. For more information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2026, at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/ or upon request at 1-855-551-5521.

On January 8, 2026, Azimut Group, via its U.S. subsidiary, Azimut U.S. Holdings Inc., acquired North Square Investments, LLC (the “Adviser”), the Fund’s investment adviser (the “Transaction”). The Transaction did not result in any material changes in the day-to-day management of the Fund, or the Adviser or to the Fund’s investment objective and principal investment strategies. The closing of the Transaction resulted in a change of control of the Adviser, which caused an “assignment” under the Investment Company Act of 1940, as amended, of the Fund's then current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Prior Advisory Agreement”) and resulted in the automatic termination of the agreement with respect the Fund, effective as of the closing of the Transaction. The Transaction also resulted in the termination of the then current sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between the Adviser and the sub-adviser to the Fund.

A new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement”) with substantially identical terms to the Prior Advisory Agreement, including the advisory fee rate, and new sub-advisory agreement between the Adviser and the sub-adviser (the “New Sub-Advisory Agreement”), with substantially identical terms to the Prior Sub-Advisory Agreement took effect as of the closing of the Transaction. The New Advisory Agreement and New Sub-Advisory Agreement were approved by the Trust’s Board of Trustees on October 7, 2025, and the New Advisory Agreement was approved by the Fund’s shareholders at a joint special meeting of shareholders held on December 19, 2025. The New Advisory Agreement and New Sub-Advisory Agreement did not result in any material changes to the Fund's investment objective and principal investment strategies or to its portfolio management. Additionally, a new expense limitation agreement with substantially the same terms as the prior expense limitation agreement with respect to the Fund, including the contractual expense cap, took effect upon approval of the New Advisory Agreement.

Where can I find additional information about the Fund?

Additional information is available on the Fund’s website (https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Altrinsic International Equity Fund - Class I (NSIVX)

Annual Shareholder Report - May 31, 2026

TSR-AR 053126-NSIVX

North Square Core Plus Bond Fund

Class I (STTIX)

Annual Shareholder Report - May 31, 2026

Fund Overview

This annual shareholder report contains important information about North Square Core Plus Bond Fund (the “Fund”) for the period of June 1, 2025 to May 31, 2026. You can find additional information about the Fund at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period as described below in Material Fund Changes.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$59	0.58%

How did the Fund perform during the reporting period?

The Fund underperformed the Bloomberg U.S. Aggregate Bond Index (the “Index”) for the fiscal year ended May 31, 2026. Consistent with our investment philosophy, relative performance was driven primarily by security and sector efforts, while duration and yield-curve positioning detracted.

Within the investment-grade portfolio, corporate bond security selection contributed 6 basis points (“bps”), agency sector management added 7 bps, and an overweight allocation to agency mortgages contributed 3 bps.

Performance within the Plus allocation benefited from a strategic shift away from traditional corporate credit toward preferred and hybrid securities and securitized bonds. The preferred and hybrid sleeve, the portfolio’s largest active overweight, was the strongest contributor. Below-investment-grade CMBS and RMBS also added value through targeted security selection, including stressed loans expected to benefit from restructuring. High-yield corporates contributed positively through security selection in the Capital Goods, Energy, and Retail sub-industries.

Offsetting these gains, the Fund’s long volatility exposure and short high-yield credit futures positions detracted from performance. Despite geopolitical uncertainty, realized volatility remained below levels implied by options pricing, while high-yield markets outperformed both the Index and investment-grade markets.

With the outcome of the Iran conflict still uncertain and oil supplies constrained, higher energy prices have intensified inflationary pressures that remain above the Federal Reserve’s 2% target. Consensus forecasts call for consumer inflation of nearly 3.5% in 2026 and GDP growth of approximately 2.5%. While economists anticipate some demand destruction from higher prices, higher-income consumers continue to benefit from strong equity markets and the wealth effect. Lower savings rates and rising auto and home mortgage delinquencies highlight the financial strain inflation continues to place on middle- and lower-income households.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Table Summary
	North Square Core Plus Bond Fund - Class I	Bloomberg U.S. Aggregate Bond Index
May-2016	$10,000	$10,000
May-2017	$10,753	$10,158
May-2018	$10,675	$10,120
May-2019	$10,258	$10,768
May-2020	$10,811	$11,781
May-2021	$11,891	$11,734
May-2022	$11,250	$10,769
May-2023	$10,624	$10,538
May-2024	$10,659	$10,676
May-2025	$11,498	$11,258
May-2026	$11,988	$11,836

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
North Square Core Plus Bond Fund - Class I	4.26%	0.16%	1.83%
Bloomberg U.S. Aggregate Bond Index	5.13%	0.17%	1.70%

The performance results shown above in the line chart and the average annual total returns table for periods prior to September 27, 2024, represent the performance of the Trilogy Alternative Return Fund (the “Predecessor Fund”) which converted into the Fund and is attributable to the Fund moving forward. The Fund’s performance has not been restated to reflect any differences paid by the Predecessor Fund and those paid by the Fund.

Effective September 27, 2024, the Fund made changes to its principal investment strategies. Accordingly, the performance shown for periods prior to September 27, 2024, is based on the Fund’s prior principal investment strategies and may not be representative of the Fund’s performance under its current principal investment strategies. In connection with changes to the Fund’s investment objectives and principal investment strategies, the Fund’s primary benchmark index changed from the HFRX Absolute Return Index to the Bloomberg U.S. Aggregate Bond Index.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/core-plus-bond-fund/ for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Table Summary
Value	Value
Other Assets in Excess of Liabilities	2.4%
Real Estate	0.4%
Supranational	0.8%
Short-Term Investments	0.8%
Purchased Options	0.8%
Materials	1.4%
Consumer Staples	1.4%
Industrials	1.9%
Technology	2.0%
Health Care	2.2%
Consumer Discretionary	3.0%
Utilities	5.1%
Communications	5.4%
Energy	5.5%
Asset Backed Securities	11.3%
Financials	14.8%
Mortgage Backed Securities	19.2%
U.S. Government & Agencies	21.6%

Fund Statistics

  Net Assets$23,384,123
  Number of Portfolio Holdings293
  Advisory Fee (net of waivers)$0
  Portfolio Turnover180%

Top 10 Holdings (% of net assets)

Table Summary
Holding Name	% of Net Assets
United States Treasury Inflation Indexed Bonds	1.3%
United States Treasury Note/Bond	1.3%
United States Treasury Note/Bond	1.3%
United States Treasury Note/Bond	1.3%
United States Treasury Note	1.3%
United States Treasury Note/Bond	1.2%
Ginnie Mae II Pool	1.2%
United States Treasury Note/Bond	1.2%
United States Treasury Note/Bond	1.1%
United States Treasury Note/Bond	1.1%

Material Fund Changes

This is a summary of certain Fund changes to the Fund since June 1, 2025. For more information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2026, at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/ or upon request at 1-855-551-5521.

On January 8, 2026, Azimut Group, via its U.S. subsidiary, Azimut U.S. Holdings Inc., acquired North Square Investments, LLC (the “Adviser”), the Fund’s investment adviser (the “Transaction”). The Transaction did not result in any material changes in the day-to-day management of the Fund, or the Adviser or to the Fund’s investment objective and principal investment strategies. The closing of the Transaction resulted in a change of control of the Adviser, which caused an “assignment” under the Investment Company Act of 1940, as amended, of the Fund’s then current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Prior Advisory Agreement”) and resulted in its automatic termination, effective as of the closing of the Transaction. The Transaction also resulted in a change of control of the Adviser's affiliated sub-adviser, CSM Advisors, LLC (“CSM”). The Transaction also resulted in the termination of the then current sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between the Adviser and CSM.

A new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement”) with substantially identical terms to the Prior Advisory Agreement, including the advisory fee rate, and a new sub-advisory agreement between the Adviser and the sub-adviser (the “New Sub-Advisory Agreement”), with substantially identical terms to the Prior Sub-Advisory Agreement took effect as of the closing of the Transaction. The New Advisory Agreement and New Sub-Advisory Agreement were approved by the Trust’s Board of Trustees on October 7, 2025, and the New Advisory Agreement was approved by the Fund’s shareholders at a joint special meeting of shareholders held on December 19, 2025. The New Advisory Agreement and New Sub-Advisory Agreements did not result in any material changes to the Fund's investment objective and principal investment strategies or to its portfolio management. Additionally, a new expense limitation agreement with substantially the same terms as the prior expense limitation agreement with respect to the Fund, including the contractual expense cap, took effect upon approval of the New Advisory Agreement.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Core Plus Bond Fund - Class I (STTIX)

Annual Shareholder Report - May 31, 2026

TSR-AR 053126-STTIX

North Square Dynamic Small Cap Fund

Class A (ORSAX)

Annual Shareholder Report - May 31, 2026

Fund Overview

This annual shareholder report contains important information about North Square Dynamic Small Cap Fund (the “Fund”) for the period of June 1, 2025 to May 31, 2026.  You can find additional information about the Fund at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period as described below in Material Fund Changes.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$149	1.24%

How did the Fund perform during the reporting period?

For the fiscal year ended May 31, 2026, the Fund returned 40.08% underperforming its benchmark, Russell 2000® Index, which returned 43.08%. We attribute the main drivers of returns into three categories of alpha insights:

Catalyst-related exposures were modestly positive for the measurement period. Catalyst insights seek to gather sentiment and actions by a variety of market participants and position the portfolio accordingly. Quality related exposures were a detractor during the period. The significant outperformance of lower quality and higher risk stocks for several months during 2025 was a challenging period for the Fund given its tilt towards higher quality features. Relative Value related exposures were modestly positive during the period. The willingness for market participants to buy riskier and sometime cheaper stocks was at times a modest tailwind for the Fund.

Additionally, the Russell 2000® Index itself saw strong positive returns during the period. Part of this was explained by outsized price moves in a subset of stocks related to the AI ecosystem during this period. Most of these large moves were truly stock-specific and cannot be captured by factors or industry characteristics.

The Fund aims to be diversified across its three main investment themes and is currently tilted towards Catalyst and Quality exposures. Given the macro-backdrop, we continue to believe there will be shifting sentiment amongst investors, best captured by our Catalyst theme. Furthermore, the Quality theme should benefit if investors seek safe-haven type features during a period of market volatility and macro-uncertainty.

How has the Fund performed since inception?

Total Return Based on $10,000 Investment

Table Summary
	North Square Dynamic Small Cap Fund - Class A	Russell 2000® Index	Russell 3000® Index
May-2023	$9,423	$10,000	$10,000
May-2023	$9,331	$9,906	$10,042
May-2024	$12,305	$11,899	$12,811
May-2025	$12,288	$12,040	$14,492
May-2026	$17,214	$17,227	$18,759

Average Annual Total Returns

Table Summary
	1 Year	Since Inception (May 1, 2023)
North Square Dynamic Small Cap Fund - Class A
Without Load	40.08%	21.59%
With Load	32.02%	19.27%
Russell 2000® Index	43.08%	19.30%
Russell 3000® Index	29.45%	22.64%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/dynamic-small-cap/ for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Industrials
22.9%
Technology
19.1%
Health Care
17.9%
Financials
14.5%
Consumer Discretionary
12.7%
Energy
7.9%
Materials
5.8%
Real Estate
5.4%
Utilities
2.8%
Consumer Staples
1.8%
Communications
1.7%
Short-Term Investments
0.4%
Exchange-Traded Funds
0.1%
Liabilities in Excess of Other Assets
-13.0%

Table Summary
Value	Value
Liabilities in Excess of Other Assets	-13.0%
Exchange-Traded Funds	0.1%
Short-Term Investments	0.4%
Communications	1.7%
Consumer Staples	1.8%
Utilities	2.8%
Real Estate	5.4%
Materials	5.8%
Energy	7.9%
Consumer Discretionary	12.7%
Financials	14.5%
Health Care	17.9%
Technology	19.1%
Industrials	22.9%

Fund Statistics

  Net Assets$691,257,539
  Number of Portfolio Holdings300
  Advisory Fee (net of waivers)$4,646,816
  Portfolio Turnover216%

Material Fund Changes

This is a summary of certain Fund changes to the Fund since June 1, 2025. For more information, you may review the Fund’s next prospectus, which we expect to be available by September 28, 2026, at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/ or upon request at 1-855-551-5521.

On January 8, 2026, Azimut Group, via its U.S. subsidiary, Azimut U.S. Holdings Inc., acquired North Square Investments, LLC (the “Adviser”), the Fund’s investment adviser (the “Transaction”). The Transaction did not result in any material changes in the day-to-day management of the Fund, or the Adviser or to the Fund’s investment objective and principal investment strategies. The closing of the Transaction resulted in a change of control of the Adviser, which caused an “assignment” under the Investment Company Act of 1940, as amended, of the Fund’s then current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Prior Advisory Agreement”) and resulted in its automatic termination, effective as of the closing of the Transaction. The Transaction also resulted in the termination of the then current sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between the Adviser and the sub-adviser to the Fund.

A new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement”) with substantially identical terms to the Prior Advisory Agreement, including the advisory fee rate, and a new sub-advisory agreement between the Adviser and the sub-adviser (the “New Sub-Advisory Agreement”), with substantially identical terms to the Prior Sub-Advisory Agreement were approved by the Trust’s Board of Trustees on October 7, 2025. The Board also approved interim investment advisory and sub-advisory agreements and an interim expense limitation agreement to permit continuity of management upon termination of the Prior Advisory Agreement and until shareholders approved the New Advisory Agreement. A joint special meeting of shareholders of the Fund (the “Special Shareholder Meeting”) was initially held on December 19, 2025, adjourned until January 7, 2026, further adjourned until January 23, 2026, whereby shareholders of the Fund approved the New Advisory Agreement. The New Advisory Agreement and New Sub-Advisory Agreement did not result in any material changes to the Fund's investment objective and principal investment strategies or to its portfolio management. Additionally, a new expense limitation agreement with substantially the same terms as the prior expense limitation agreement with respect to the Fund, including the contractual expense cap, took effect with the approval of the New Advisory Agreement.

Where can I find additional information about the Fund?

Additional information is available on the Fund’s website (https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Dynamic Small Cap Fund - Class A (ORSAX)

Annual Shareholder Report - May 31, 2026

TSR-AR 053126-ORSAX

North Square Dynamic Small Cap Fund

Class I  (ORSIX)

Annual Shareholder Report - May 31, 2026

Fund Overview

This annual shareholder report contains important information about North Square Dynamic Small Cap Fund (the “Fund”) for the period of June 1, 2025 to May 31, 2026.  You can find additional information about the Fund at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period as described below in Material Fund Changes.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$119	0.99%

How did the Fund perform during the reporting period?

For the fiscal year ended May 31, 2026, the Fund returned 40.40% underperforming its benchmark, Russell 2000® Index, which returned 43.08%. We attribute the main drivers of returns into three categories of alpha insights:

Catalyst-related exposures were modestly positive for the measurement period. Catalyst insights seek to gather sentiment and actions by a variety of market participants and position the portfolio accordingly. Quality related exposures were a detractor during the period. The significant outperformance of lower quality and higher risk stocks for several months during 2025 was a challenging period for the Fund given its tilt towards higher quality features. Relative Value related exposures were modestly positive during the period. The willingness for market participants to buy riskier and sometime cheaper stocks was at times a modest tailwind for the Fund.

Additionally, the Russell 2000® Index itself saw strong positive returns during the period. Part of this was explained by outsized price moves in a subset of stocks related to the AI ecosystem during this period. Most of these large moves were truly stock-specific and cannot be captured by factors or industry characteristics.

The Fund aims to be diversified across its three main investment themes and is currently tilted towards Catalyst and Quality exposures. Given the macro-backdrop, we continue to believe there will be shifting sentiment amongst investors, best captured by our Catalyst theme. Furthermore, the Quality theme should benefit if investors seek safe-haven type features during a period of market volatility and macro-uncertainty.

How has the Fund performed over the last 10 years?

Total Return Based on $1,000,000 Investment

Table Summary
	North Square Dynamic Small Cap Fund - Class I	Russell 2000® Index	Russell 3000® Index
May-2016	$1,000,000	$1,000,000	$1,000,000
May-2017	$1,212,878	$1,203,613	$1,176,911
May-2018	$1,526,213	$1,453,539	$1,354,171
May-2019	$1,397,741	$1,322,066	$1,387,975
May-2020	$1,391,570	$1,276,604	$1,547,084
May-2021	$2,259,324	$2,100,836	$2,226,434
May-2022	$2,024,137	$1,745,477	$2,144,414
May-2023	$2,039,466	$1,663,800	$2,188,046
May-2024	$2,694,902	$1,998,474	$2,791,575
May-2025	$2,698,753	$2,022,164	$3,157,783
May-2026	$3,789,136	$2,893,380	$4,087,601

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
North Square Dynamic Small Cap Fund - Class I	40.40%	10.90%	14.25%
Russell 2000® Index	43.08%	6.61%	11.21%
Russell 3000® Index	29.45%	12.92%	15.12%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/dynamic-small-cap/ for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Table Summary
Value	Value
Liabilities in Excess of Other Assets	-13.0%
Exchange-Traded Funds	0.1%
Short-Term Investments	0.4%
Communications	1.7%
Consumer Staples	1.8%
Utilities	2.8%
Real Estate	5.4%
Materials	5.8%
Energy	7.9%
Consumer Discretionary	12.7%
Financials	14.5%
Health Care	17.9%
Technology	19.1%
Industrials	22.9%

Fund Statistics

  Net Assets$691,257,539
  Number of Portfolio Holdings300
  Advisory Fee (net of waivers)$4,646,816
  Portfolio Turnover216%

Material Fund Changes

This is a summary of certain Fund changes to the Fund since June 1, 2025. For more information, you may review the Fund’s next prospectus, which we expect to be available by September 28, 2026, at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/ or upon request at 1-855-551-5521.

On January 8, 2026, Azimut Group, via its U.S. subsidiary, Azimut U.S. Holdings Inc., acquired North Square Investments, LLC (the “Adviser”), the Fund’s investment adviser (the “Transaction”). The Transaction did not result in any material changes in the day-to-day management of the Fund, or the Adviser or to the Fund’s investment objective and principal investment strategies. The closing of the Transaction resulted in a change of control of the Adviser, which caused an “assignment” under the Investment Company Act of 1940, as amended, of the Fund’s then current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Prior Advisory Agreement”) and resulted in its automatic termination, effective as of the closing of the Transaction. The Transaction also resulted in the termination of the then current sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between the Adviser and the sub-adviser to the Fund.

A new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement”) with substantially identical terms to the Prior Advisory Agreement, including the advisory fee rate, and a new sub-advisory agreement between the Adviser and the sub-adviser (the “New Sub-Advisory Agreement”), with substantially identical terms to the Prior Sub-Advisory Agreement were approved by the Trust’s Board of Trustees on October 7, 2025. The Board also approved interim investment advisory and sub-advisory agreements and an interim expense limitation agreement to permit continuity of management upon termination of the Prior Advisory Agreement and until shareholders approved the New Advisory Agreement. A joint special meeting of shareholders of the Fund (the “Special Shareholder Meeting”) was initially held on December 19, 2025, adjourned until January 7, 2026, further adjourned until January 23, 2026, whereby shareholders of the Fund approved the New Advisory Agreement. The New Advisory Agreement and New Sub-Advisory Agreement did not result in any material changes to the Fund's investment objective and principal investment strategies or to its portfolio management. Additionally, a new expense limitation agreement with substantially the same terms as the prior expense limitation agreement with respect to the Fund, including the contractual expense cap, took effect with the approval of the New Advisory Agreement.

Where can I find additional information about the Fund?

Additional information is available on the Fund’s website (https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Dynamic Small Cap Fund - Class I (ORSIX)

Annual Shareholder Report - May 31, 2026

TSR-AR 053126-ORSIX

North Square Kennedy MicroCap Fund

Class I  (NKMCX)

Annual Shareholder Report - May 31, 2026

Fund Overview

This annual shareholder report contains important information about North Square Kennedy MicroCap Fund (the “Fund”) for the period of June 1, 2025 to May 31, 2026. You can find additional information about the Fund at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period as described below in Material Fund Changes.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$178	1.47%

How did the Fund perform during the reporting period?

For the fiscal year ended May 31, 2026, the Fund returned 41.74% versus 62.51% for the Russell Microcap® Index, an underperformance of 20.77%. At the sector level, the few positive contributors were modest – Communications at 1.14%, Materials at 0.90%, and Financials at 0.63% – and were overwhelmed by two large detractors. Health Care cost 12.18% of relative return, almost entirely on stock selection, as the portfolio's holdings returned 36.68% against a benchmark Health Care return of 92.31%; Technology detracted a further 4.91% and Industrials 2.79%. In short, the entire shortfall traces to selection within the benchmark's biggest winners – speculative biotech and AI-levered technology micro-caps – where the Fund’s more selective positioning could not keep pace with an index turbocharged by a handful of explosive names.

At the stock level, the largest detractors were both names tied to the AI data-center build-out that the Fund did not fully own. TeraWulf (WULF), a 0.82% benchmark position the portfolio did not hold, surged 624.08% and cost 1.61% of relative return after the bitcoin miner expanded its focus into AI/HPC hosting – signing a 25-year, roughly $9.5 billion joint venture with Fluidstack and securing expanded backing from Google. A significant underweight to Applied Digital (APLD) – held at 0.39% versus 1.22% in the benchmark – cost 1.59% as the shares increased significantly on a series of large AI data-center leases with CoreWeave at its Ellendale, North Dakota campus, ultimately reaching up to 400 MW and roughly $11 billion in contracted revenue. The standout positive was Materion (MTRN), an off-benchmark holding at 1.45%, which added 1.29% as the shares rose 183.07% on strong specialty-materials results and a $65 million customer investment from a defense prime to expand U.S. beryllium capacity.

How has the Fund performed since inception?

Total Return Based on $100,000 Investment

Table Summary
	North Square Kennedy MicroCap Fund - Class I	Russell 3000® Index	Russell Microcap® Index
Jun-2024	$100,000	$100,000	$100,001
May-2025	$120,906	$111,696	$105,546
May-2026	$171,370	$144,585	$171,541

Average Annual Total Returns

Table Summary
	1 Year	Since Inception (June 10, 2024)
North Square Kennedy MicroCap Fund - Class I	41.74%	31.40%
Russell 3000® Index	29.45%	20.55%
Russell Microcap® Index	62.51%	31.47%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/kennedy-microcap-fund/ for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Table Summary
Value	Value
Liabilities in Excess of Other Assets	-0.1%
Exchange-Traded Funds	1.0%
Communications	1.5%
Consumer Staples	2.4%
Consumer Discretionary	2.7%
Real Estate	3.0%
Short-Term Investments	4.4%
Energy	5.9%
Materials	6.0%
Industrials	12.9%
Technology	17.5%
Financials	20.9%
Health Care	21.9%

Fund Statistics

  Net Assets$32,952,197
  Number of Portfolio Holdings151
  Advisory Fee (net of waivers)$262,211
  Portfolio Turnover89%

Top 10 Holdings (% of net assets)

Table Summary
Holding Name	% of Net Assets
First American Treasury Obligations Fund, Class X	4.4%
Northeast Bank	2.2%
Materion Corp.	2.2%
Applied Optoelectronics, Inc.	1.8%
Veeco Instruments, Inc.	1.7%
QCR Holdings, Inc.	1.5%
Third Coast Bancshares, Inc.	1.5%
Red Violet, Inc.	1.4%
LSI Industries, Inc.	1.4%
Solaris Energy Infrastructure, Inc., Class A	1.3%

Material Fund Changes

This is a summary of certain changes to the Fund since June 1, 2025. For more complete information you may review the Fund’s next prospectus which we expect to be available by September 28, 2026, at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/ or upon request at 1-855-551-5521.

On January 8, 2026, Azimut Group, via its U.S. subsidiary, Azimut U.S. Holdings Inc., acquired North Square Investments, LLC (the “Adviser”), the Fund’s investment adviser (the “Transaction”). The Transaction did not result in any material changes in the day-to-day management of the Fund, or the Adviser or to the Fund’s investment objective and principal investment strategies. The closing of the Transaction resulted in a change of control of the Adviser, which caused an “assignment” under the Investment Company Act of 1940, as amended, of the Fund’s then current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Prior Advisory Agreement”) and resulted in the automatic termination of the agreement with respect the Fund, effective as of the closing of the Transaction. As a result of the Transaction, sub-adviser Kennedy Capital Management LLC (“Kennedy Capital”), which is majority-owned by Azimut U.S. Holdings Inc., became an affiliate of the Adviser. The Transaction also resulted in the termination of the then current sub-advisory agreements (the “Prior Sub-Advisory Agreement”) between the Adviser and Kennedy Capital.

A new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement”) with substantially identical terms to the Prior Advisory Agreement, including the advisory fee rate, and new sub-advisory agreement between the Adviser and the sub-adviser (the “New Sub-Advisory Agreement”), with substantially identical terms to the Prior Sub-Advisory Agreement took effect as of the closing of the Transaction. The New Advisory Agreement and New Sub-Advisory Agreement were approved by the Trust’s Board of Trustees on October 7, 2025, and the New Advisory Agreement was approved by the Fund’s shareholders at a joint special meeting of shareholders held on December 19, 2025. The New Advisory Agreement and New Sub-Advisory Agreement did not result in any material changes to the Fund's investment objective and principal investment strategies or to its portfolio management. Additionally, a new expense limitation agreement with substantially the same terms as the prior expense limitation agreement with respect to the Fund, including the contractual expense cap, took effect upon approval of the New Advisory Agreement.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Kennedy MicroCap Fund - Class I (NKMCX)

Annual Shareholder Report - May 31, 2026

TSR-AR 053126-NKMCX

North Square McKee Bond Fund

Class I  (NMKYX)

Annual Shareholder Report - May 31, 2026

Fund Overview

This annual shareholder report contains important information about North Square McKee Bond Fund (the “Fund”) for the period of June 1, 2025 to May 31, 2026. You can find additional information about the Fund at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period as described below in Material Fund Changes.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$48	0.47%

How did the Fund perform during the reporting period?

The Fund for the fiscal year ended May 31, 2026, outperformed the Bloomberg U.S. Aggregate Bond Index’s return. Consistent with our investment philosophy and long-term results, excess returns primarily came from active security selection and sector allocation. At the same time, duration and yield-curve positioning effects had no net impact on performance.

Leading contributors to performance included security selection in the corporate sector, adding 7 bps. Value was also gained from managing the agency sector, contributing an additional 9 bps.

Agency mortgage sector allocation decisions (overweights) added 4 bps to performance, while the overweight to the securitized sector added 1 bps.

With the conclusion of the Iran conflict still in question and oil reserves running low, energy prices have magnified pre-existing inflationary pressures that continue to exceed the Federal Reserve’s long-term target of 2%. The consensus view now looks for nearly 3.5% consumer inflation in 2026, with GDP growth approximating 2.5%. As a result, the early expectation for two to three funds rate reductions this year has given way to a 25 bps rate hike. Despite expectations that higher prices would curb consumer demand, the upper tier of the "K-shaped" economy continues to spend freely, buoyed by a strong stock market and the resulting wealth effect. Lower savings rates and rising auto loan and home mortgage delinquencies highlight the stress on median and lower income households from inflation.

How has the Fund performed since inception?

Total Return Based on $50,000 Investment

Table Summary
	North Square McKee Bond Fund - Class I	Bloomberg U.S. Aggregate Bond Index
May-2021	$50,000	$50,000
May-2021	$50,152	$50,331
May-2022	$46,639	$46,193
May-2023	$46,018	$45,203
May-2024	$46,960	$45,793
May-2025	$49,475	$48,293
May-2026	$51,997	$50,772

Average Annual Total Returns

Table Summary
	1 Year	5 Years	Since Inception (May 19, 2021)
North Square McKee Bond Fund - Class I	5.10%	0.73%	0.56%
Bloomberg U.S. Aggregate Bond Index	5.13%	0.17%	0.30%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/mckee-bond-fund/ for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

U.S. Government & Agencies
32.4%
Mortgage Backed Securities
28.8%
Financials
12.6%
Asset Backed Securities
4.1%
Energy
3.2%
Communications
3.0%
Consumer Discretionary
2.9%
Utilities
2.7%
Technology
2.6%
Health Care
1.7%
Industrials
1.6%
Consumer Staples
1.0%
Supranational
0.7%
Short-Term Investments
0.5%
Real Estate
0.4%
Sovereign
0.3%
Other Assets in Excess of Liabilities
1.5%

Table Summary
Value	Value
Other Assets in Excess of Liabilities	1.5%
Sovereign	0.3%
Real Estate	0.4%
Short-Term Investments	0.5%
Supranational	0.7%
Consumer Staples	1.0%
Industrials	1.6%
Health Care	1.7%
Technology	2.6%
Utilities	2.7%
Consumer Discretionary	2.9%
Communications	3.0%
Energy	3.2%
Asset Backed Securities	4.1%
Financials	12.6%
Mortgage Backed Securities	28.8%
U.S. Government & Agencies	32.4%

Fund Statistics

  Net Assets$264,022,185
  Number of Portfolio Holdings356
  Advisory Fee (net of waivers)$247,052
  Portfolio Turnover225%

Top 10 Holdings (% of net assets)

Table Summary
Holding Name	% of Net Assets
United States Treasury Note/Bond, 4.375%	2.0%
United States Treasury Inflation Indexed Bonds, 2.375%	2.0%
United States Treasury Note/Bond, 3.500%	2.0%
United States Treasury Note/Bond, 3.500%	1.9%
United States Treasury Note/Bond, 3.875%	1.9%
United States Treasury Note, 4.125%	1.9%
Federal Home Loan Mortgage Corp., 4.850%	1.8%
United States Treasury Note/Bond, 5.000%	1.7%
United States Treasury Note/Bond, 3.625%	1.7%
United States Treasury Note/Bond, 3.875%	1.6%

Material Fund Changes

This is a summary of certain Fund changes to the Fund since June 1, 2025. For more information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2026, at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/ or upon request at 1-855-551-5521.

On January 8, 2026, Azimut Group, via its U.S. subsidiary, Azimut U.S. Holdings Inc., acquired North Square Investments, LLC (the “Adviser”), the Fund’s investment adviser (the “Transaction”). The Transaction did not result in any material changes in the day-to-day management of the Fund, or the Adviser or to the Fund’s investment objective and principal investment strategies. The closing of the Transaction resulted in a change of control of the Adviser, which caused an “assignment” under the Investment Company Act of 1940, as amended, of the Fund’s then current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Prior Advisory Agreement”) and resulted in its automatic termination, effective as of the closing of the Transaction. The Transaction also resulted in a change of control of the Adviser's affiliated sub-adviser, CSM Advisors, LLC (“CSM”). The Transaction also resulted in the termination of the then current sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between the Adviser and CSM.

A new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement”) with substantially identical terms to the Prior Advisory Agreement, including the advisory fee rate, and a new sub-advisory agreement between the Adviser and the sub-adviser (the “New Sub-Advisory Agreement”), with substantially identical terms to the Prior Sub-Advisory Agreement took effect as of the closing of the Transaction. The New Advisory Agreement and New Sub-Advisory Agreement were approved by the Trust’s Board of Trustees on October 7, 2025, and the New Advisory Agreement was approved by the Fund’s shareholders at a joint special meeting of shareholders held on December 19, 2025. The New Advisory Agreement and New Sub-Advisory Agreements did not result in any material changes to the Fund's investment objective and principal investment strategies or to its portfolio management. Additionally, a new expense limitation agreement with substantially the same terms as the prior expense limitation agreement with respect to the Fund, including the contractual expense cap, took effect upon approval of the New Advisory Agreement.

Where can I find additional information about the Fund?

Additional information is available on the Fund’s website (https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square McKee Bond Fund - Class I (NMKYX)

Annual Shareholder Report - May 31, 2026

TSR-AR 053126-NMKYX

North Square McKee Bond Fund

Class R6 (NMKBX)

Annual Shareholder Report - May 31, 2026

Fund Overview

This annual shareholder report contains important information about North Square McKee Bond Fund (the “Fund”) for the period of June 1, 2025 to May 31, 2026. You can find additional information about the Fund at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period as described below in Material Fund Changes.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$29	0.28%

How did the Fund perform during the reporting period?

The Fund for the fiscal year ended May 31, 2026, outperformed the Bloomberg U.S. Aggregate Bond Index’s return. Consistent with our investment philosophy and long-term results, excess returns primarily came from active security selection and sector allocation. At the same time, duration and yield-curve positioning effects had no net impact on performance.

Leading contributors to performance included security selection in the corporate sector, adding 7 bps. Value was also gained from managing the agency sector, contributing an additional 9 bps.

Agency mortgage sector allocation decisions (overweights) added 4 bps to performance, while the overweight to the securitized sector added 1 bps.

With the conclusion of the Iran conflict still in question and oil reserves running low, energy prices have magnified pre-existing inflationary pressures that continue to exceed the Federal Reserve’s long-term target of 2%. The consensus view now looks for nearly 3.5% consumer inflation in 2026, with GDP growth approximating 2.5%. As a result, the early expectation for two to three funds rate reductions this year has given way to a 25 bps rate hike. Despite expectations that higher prices would curb consumer demand, the upper tier of the "K-shaped" economy continues to spend freely, buoyed by a strong stock market and the resulting wealth effect. Lower savings rates and rising auto loan and home mortgage delinquencies highlight the stress on median and lower income households from inflation.

How has the Fund performed since inception?

Total Return Based on $5,000,000 Investment

Table Summary
	North Square McKee Bond Fund - Class R6	Bloomberg U.S. Aggregate Bond Index
Dec-2020	$5,000,000	$5,000,000
May-2021	$4,969,573	$4,894,087
May-2022	$4,630,563	$4,491,687
May-2023	$4,579,187	$4,395,448
May-2024	$4,688,691	$4,452,823
May-2025	$4,943,857	$4,695,913
May-2026	$5,212,238	$4,936,971

Average Annual Total Returns

Table Summary
	1 Year	5 Years	Since Inception (December 28, 2020)
North Square McKee Bond Fund - Class R6	5.43%	0.96%	0.77%
Bloomberg U.S. Aggregate Bond Index	5.13%	0.17%	-0.23%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/mckee-bond-fund/ for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Table Summary
Value	Value
Other Assets in Excess of Liabilities	1.5%
Sovereign	0.3%
Real Estate	0.4%
Short-Term Investments	0.5%
Supranational	0.7%
Consumer Staples	1.0%
Industrials	1.6%
Health Care	1.7%
Technology	2.6%
Utilities	2.7%
Consumer Discretionary	2.9%
Communications	3.0%
Energy	3.2%
Asset Backed Securities	4.1%
Financials	12.6%
Mortgage Backed Securities	28.8%
U.S. Government & Agencies	32.4%

Fund Statistics

  Net Assets$264,022,185
  Number of Portfolio Holdings356
  Advisory Fee (net of waivers)$247,052
  Portfolio Turnover225%

Top 10 Holdings (% of net assets)

Table Summary
Holding Name	% of Net Assets
United States Treasury Note/Bond, 4.375%	2.0%
United States Treasury Inflation Indexed Bonds, 2.375%	2.0%
United States Treasury Note/Bond, 3.500%	2.0%
United States Treasury Note/Bond, 3.500%	1.9%
United States Treasury Note/Bond, 3.875%	1.9%
United States Treasury Note, 4.125%	1.9%
Federal Home Loan Mortgage Corp., 4.850%	1.8%
United States Treasury Note/Bond, 5.000%	1.7%
United States Treasury Note/Bond, 3.625%	1.7%
United States Treasury Note/Bond, 3.875%	1.6%

Material Fund Changes

This is a summary of certain Fund changes to the Fund since June 1, 2025. For more information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2026, at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/ or upon request at 1-855-551-5521.

On January 8, 2026, Azimut Group, via its U.S. subsidiary, Azimut U.S. Holdings Inc., acquired North Square Investments, LLC (the “Adviser”), the Fund’s investment adviser (the “Transaction”). The Transaction did not result in any material changes in the day-to-day management of the Fund, or the Adviser or to the Fund’s investment objective and principal investment strategies. The closing of the Transaction resulted in a change of control of the Adviser, which caused an “assignment” under the Investment Company Act of 1940, as amended, of the Fund’s then current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Prior Advisory Agreement”) and resulted in its automatic termination, effective as of the closing of the Transaction. The Transaction also resulted in a change of control of the Adviser's affiliated sub-adviser, CSM Advisors, LLC (“CSM”). The Transaction also resulted in the termination of the then current sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between the Adviser and CSM.

A new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement”) with substantially identical terms to the Prior Advisory Agreement, including the advisory fee rate, and a new sub-advisory agreement between the Adviser and the sub-adviser (the “New Sub-Advisory Agreement”), with substantially identical terms to the Prior Sub-Advisory Agreement took effect as of the closing of the Transaction. The New Advisory Agreement and New Sub-Advisory Agreement were approved by the Trust’s Board of Trustees on October 7, 2025, and the New Advisory Agreement was approved by the Fund’s shareholders at a joint special meeting of shareholders held on December 19, 2025. The New Advisory Agreement and New Sub-Advisory Agreements did not result in any material changes to the Fund's investment objective and principal investment strategies or to its portfolio management. Additionally, a new expense limitation agreement with substantially the same terms as the prior expense limitation agreement with respect to the Fund, including the contractual expense cap, took effect upon approval of the New Advisory Agreement.

Where can I find additional information about the Fund?

Additional information is available on the Fund’s website (https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square McKee Bond Fund - Class R6 (NMKBX)

Annual Shareholder Report - May 31, 2026

TSR-AR 053126-NMKBX

North Square Multi Strategy Fund

Class A  (ORILX)

Annual Shareholder Report - May 31, 2026

Fund Overview

This annual shareholder report contains important information about North Square Multi Strategy Fund (the “Fund”) for the period of June 1, 2025 to May 31, 2026. You can find additional information about the Fund at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period as described below in Material Fund Changes.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$102	0.96%

How did the Fund perform during the reporting period?

The Fund combines investments in growth and income strategies to construct a thoughtfully diversified, actively managed strategic allocation portfolio.

Global equity markets stumbled in the early months of 2026, disrupted by the developing AI narrative and the eruption of hostilities within the Middle East into a military conflict. The potential capabilities and optimism for the pace of development for more advanced AI based tools, had a dramatic effect on the perceived competitiveness of established, richly-valued software firms. Heightened tension in Iran further unsettled global markets as the halt in traffic through the Strait of Hormuz sent oil prices higher and renewed inflationary pressures after consumer prices had finally begun to stabilize. The drawdown was short-lived as enthusiasm for expanded AI infrastructure spending and hopes of a quick resolution to the geopolitical standoff outweighed the immediate obstacle of limited oil supplies. Diversification aided the Fund in navigating the volatility in the early months of 2026 but a modest allocation to U.S. growth equity did not allow the portfolio to fully participate in the recovery during the final two months of the fiscal year. The Fund’s allocation to U.S. small cap equity was a healthy contributor to returns for the year but was offset by selection within international equity holdings. The Fund has been skeptical of the valuations assigned to the AI trade and has not fully participated in the narrative’s momentum, which has led to underperformance of the broad international indexes. Nevertheless, a focus on diversification has allowed the Fund to weather the significant disturbances affecting markets over the past two years and leaves the portfolio well positioned to adapt as the competing influences affecting markets unfold.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Table Summary
	North Square Multi Strategy Fund - Class A	Russell 3000® Index
May-2016	$9,423	$10,000
May-2017	$10,872	$11,769
May-2018	$12,846	$13,542
May-2019	$12,219	$13,880
May-2020	$13,025	$15,471
May-2021	$18,134	$22,264
May-2022	$17,236	$21,444
May-2023	$17,138	$21,880
May-2024	$20,736	$27,916
May-2025	$22,288	$31,578
May-2026	$26,579	$40,876

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
North Square Multi Strategy Fund - Class A
Without Load	19.25%	7.95%	10.93%
With Load	12.40%	6.67%	10.27%
Russell 3000® Index	29.45%	12.92%	15.12%

The performance results shown above in the line chart and the average annual total returns table for periods prior to May 10, 2019, represent the performance of the Oak Ridge Multi Strategy Fund (the "Predecessor Fund") which converted into the Fund and is attributable to the Fund moving forward. The Fund's performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

Effective July 18, 2017, the Predecessor Fund made certain changes to its principal investment strategies. Accordingly, the Predecessor Fund's performance for the periods prior to July 18, 2017, is based on the Predecessor Fund's prior principal investment strategies and may not be representative of the Predecessor Fund's performance with its amended investment strategies, which are substantially identical to that of the Fund.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.. Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/multi-strategy/.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Equity
88.0%
Fixed Income
11.0%
Short-Term Investments
1.0%

Table Summary
Value	Value
Short-Term Investments	1.0%
Fixed Income	11.0%
Equity	88.0%

Fund Statistics

  Net Assets$39,110,673
  Number of Portfolio Holdings14
  Advisory Fee (net of waivers)$65,843
  Portfolio Turnover16%

Top 10 Holdings (% of net assets)

Table Summary
Holding Name	% of Net Assets
North Square Dynamic Small Cap Fund, Class I	16.0%
Vanguard® Dividend Appreciation ETF	12.2%
Vanguard® Growth ETF	11.6%
North Square Altrinsic International Equity Fund, Class I	11.6%
North Square RCIM Tax-Advantaged Preferred and Income Securities ETF	11.1%
North Square McKee Bond, Class I	8.0%
Vanguard® Value ETF	6.8%
iShares® MSCI EAFE ETF	5.4%
Invesco® S&P 500® GARP ETF	4.2%
North Square Kennedy MicroCap Fund, Class I	3.5%

Material Fund Changes

This is a summary of certain Fund changes to the Fund since June 1, 2025. For more information, you may review the Fund’s next prospectus, which we expect to be available by September 28, 2026, at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/ or upon request at 1-855-551-5521.

On January 8, 2026, Azimut Group, via its U.S. subsidiary, Azimut U.S. Holdings Inc., acquired North Square Investments, LLC (the “Adviser”), the Fund’s investment adviser (the “Transaction”). The Transaction did not result in any material changes in the day-to-day management of the Fund, or the Adviser or to the Fund’s investment objective and principal investment strategies. The closing of the Transaction resulted in a change of control of the Adviser, which caused an “assignment” under the Investment Company Act of 1940, as amended, of the Fund’s then current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Prior Advisory Agreement”) and resulted in its automatic termination, effective as of the closing of the Transaction. The Transaction also resulted in a change of control of the Adviser's affiliated sub-adviser, CSM Advisors, LLC (“CSM”). The Transaction also resulted in the termination of the then current sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between the Adviser and CSM.

A new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement") with substantially identical terms to the Prior Advisory Agreement, excluding the advisory fee rate, and a new sub-advisory agreement between the Adviser and the sub-adviser (the “New Sub-Advisory Agreement”), with substantially identical terms to the Prior Sub-Advisory Agreement except that, similar to the advisory fee structure and rate change in the New Advisory Agreement, the sub advisory fee rate for the Fund that will be paid by the Adviser to the sub-adviser pursuant to the New Sub-Advisory Agreement will change, the advisory fee payable by the Fund under the Prior Sub-Advisory Agreement was 0.50% for Fund assets invested in non-affiliated investments and 0.00% for Fund assets invested in affiliated investments, the advisory fee payable under the New Advisory Agreement is 0.20% for all Fund assets, regardless of whether they are invested in non-affiliated or affiliated investments, were approved by the Trust’s Board of Trustees on October 7, 2025. The Board also approved interim investment advisory and sub-advisory agreements and an interim expense limitation agreement to permit continuity of management upon termination of the Prior Advisory Agreement and until shareholders approved the New Advisory Agreement. A joint special meeting of shareholders of the Fund (the “Special Shareholder Meeting”) was initially held on December 19, 2025, adjourned and reconvened from time to time until May 29, 2026, whereby shareholders of the Fund approved the New Advisory Agreement. The New Advisory Agreement and New Sub-Advisory Agreement did not result in any material changes to the Fund's investment objective and principal investment strategies or to its portfolio management. Effective upon approval of the New Advisory Agreement, the advisory fee payable to the Adviser changed to 0.20% for all Fund assets regardless of whether they are invested in non-affiliated or affiliated investments. Additionally, a new expense limitation agreement took effect with the approval of the New Advisory Agreement. The total annual fund operating expense changed from 1.20% to 1.15% for Class A Shares and from 1.17% to 1.12% for Class I Shares.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Multi Strategy Fund - Class A (ORILX)

Annual Shareholder Report - May 31, 2026

TSR-AR 053126-ORILX

North Square Multi Strategy Fund

Class I (PORYX)

Annual Shareholder Report - May 31, 2026

Fund Overview

This annual shareholder report contains important information about North Square Multi Strategy Fund (the “Fund”) for the period of June 1, 2025 to May 31, 2026. You can find additional information about the Fund at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period as described below in Material Fund Changes.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$85	0.77%

How did the Fund perform during the reporting period?

The Fund combines investments in growth and income strategies to construct a thoughtfully diversified, actively managed strategic allocation portfolio.

Global equity markets stumbled in the early months of 2026, disrupted by the developing AI narrative and the eruption of hostilities within the Middle East into a military conflict. The potential capabilities and optimism for the pace of development for more advanced AI based tools, had a dramatic effect on the perceived competitiveness of established, richly-valued software firms. Heightened tension in Iran further unsettled global markets as the halt in traffic through the Strait of Hormuz sent oil prices higher and renewed inflationary pressures after consumer prices had finally begun to stabilize. The drawdown was short-lived as enthusiasm for expanded AI infrastructure spending and hopes of a quick resolution to the geopolitical standoff outweighed the immediate obstacle of limited oil supplies. Diversification aided the Fund in navigating the volatility in the early months of 2026 but a modest allocation to U.S. growth equity did not allow the portfolio to fully participate in the recovery during the final two months of the fiscal year. The Fund’s allocation to U.S. small cap equity was a healthy contributor to returns for the year but was offset by selection within international equity holdings. The Fund has been skeptical of the valuations assigned to the AI trade and has not fully participated in the narrative’s momentum, which has led to underperformance of the broad international indexes. Nevertheless, a focus on diversification has allowed the Fund to weather the significant disturbances affecting markets over the past two years and leaves the portfolio well positioned to adapt as the competing influences affecting markets unfold.

How has the Fund performed over the last ten years?

Total Return Based on $1,000,000 Investment

Table Summary
	North Square Multi Strategy Fund - Class I	Russell 3000® Index
May-2016	$1,000,000	$1,000,000
May-2017	$1,153,923	$1,176,911
May-2018	$1,366,931	$1,354,171
May-2019	$1,308,758	$1,387,975
May-2020	$1,403,352	$1,547,084
May-2021	$1,962,951	$2,226,434
May-2022	$1,870,720	$2,144,414
May-2023	$1,863,562	$2,188,046
May-2024	$2,261,218	$2,791,575
May-2025	$2,436,419	$3,157,783
May-2026	$2,911,745	$4,087,601

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
North Square Multi Strategy Fund - Class I	19.51%	8.21%	11.28%
Russell 3000® Index	29.45%	12.92%	15.12%

The performance results shown above in the line chart and the average annual total returns table for periods prior to May 10, 2019, represent the performance of the Oak Ridge Multi Strategy Fund (the "Predecessor Fund") which converted into the Fund and is attributable to the Fund moving forward. The Fund's performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

Effective July 18, 2017, the Predecessor Fund made certain changes to its principal investment strategies. Accordingly, the Predecessor Fund's performance for the periods prior to July 18, 2017, is based on the Predecessor Fund's prior principal investment strategies and may not be representative of the Predecessor Fund's performance with its amended investment strategies, which are substantially identical to that of the Fund.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.. Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/multi-strategy/.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Table Summary
Value	Value
Short-Term Investments	1.0%
Fixed Income	11.0%
Equity	88.0%

Fund Statistics

  Net Assets$39,110,673
  Number of Portfolio Holdings14
  Advisory Fee (net of waivers)$65,843
  Portfolio Turnover16%

Top 10 Holdings (% of net assets)

Table Summary
Holding Name	% of Net Assets
North Square Dynamic Small Cap Fund, Class I	16.0%
Vanguard® Dividend Appreciation ETF	12.2%
Vanguard® Growth ETF	11.6%
North Square Altrinsic International Equity Fund, Class I	11.6%
North Square RCIM Tax-Advantaged Preferred and Income Securities ETF	11.1%
North Square McKee Bond, Class I	8.0%
Vanguard® Value ETF	6.8%
iShares® MSCI EAFE ETF	5.4%
Invesco® S&P 500® GARP ETF	4.2%
North Square Kennedy MicroCap Fund, Class I	3.5%

Material Fund Changes

This is a summary of certain Fund changes to the Fund since June 1, 2025. For more information, you may review the Fund’s next prospectus, which we expect to be available by September 28, 2026, at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/ or upon request at 1-855-551-5521.

On January 8, 2026, Azimut Group, via its U.S. subsidiary, Azimut U.S. Holdings Inc., acquired North Square Investments, LLC (the “Adviser”), the Fund’s investment adviser (the “Transaction”). The Transaction did not result in any material changes in the day-to-day management of the Fund, or the Adviser or to the Fund’s investment objective and principal investment strategies. The closing of the Transaction resulted in a change of control of the Adviser, which caused an “assignment” under the Investment Company Act of 1940, as amended, of the Fund’s then current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Prior Advisory Agreement”) and resulted in its automatic termination, effective as of the closing of the Transaction. The Transaction also resulted in a change of control of the Adviser's affiliated sub-adviser, CSM Advisors, LLC (“CSM”). The Transaction also resulted in the termination of the then current sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between the Adviser and CSM.

A new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement") with substantially identical terms to the Prior Advisory Agreement, excluding the advisory fee rate, and a new sub-advisory agreement between the Adviser and the sub-adviser (the “New Sub-Advisory Agreement”), with substantially identical terms to the Prior Sub-Advisory Agreement except that, similar to the advisory fee structure and rate change in the New Advisory Agreement, the sub advisory fee rate for the Fund that will be paid by the Adviser to the sub-adviser pursuant to the New Sub-Advisory Agreement will change, the advisory fee payable by the Fund under the Prior Sub-Advisory Agreement was 0.50% for Fund assets invested in non-affiliated investments and 0.00% for Fund assets invested in affiliated investments, the advisory fee payable under the New Advisory Agreement is 0.20% for all Fund assets, regardless of whether they are invested in non-affiliated or affiliated investments, were approved by the Trust’s Board of Trustees on October 7, 2025. The Board also approved interim investment advisory and sub-advisory agreements and an interim expense limitation agreement to permit continuity of management upon termination of the Prior Advisory Agreement and until shareholders approved the New Advisory Agreement. A joint special meeting of shareholders of the Fund (the “Special Shareholder Meeting”) was initially held on December 19, 2025, adjourned and reconvened from time to time until May 29, 2026, whereby shareholders of the Fund approved the New Advisory Agreement. The New Advisory Agreement and New Sub-Advisory Agreement did not result in any material changes to the Fund's investment objective and principal investment strategies or to its portfolio management. Effective upon approval of the New Advisory Agreement, the advisory fee payable to the Adviser changed to 0.20% for all Fund assets regardless of whether they are invested in non-affiliated or affiliated investments. Additionally, a new expense limitation agreement took effect with the approval of the New Advisory Agreement. The total annual fund operating expense changed from 1.20% to 1.15% for Class A Shares and from 1.17% to 1.12% for Class I Shares.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Multi Strategy Fund - Class I (PORYX)

Annual Shareholder Report - May 31, 2026

TSR-AR 053126-PORYX

North Square Preferred and Income Securities Fund

Class I  (ORDNX)

Annual Shareholder Report - May 31, 2026

Fund Overview

This annual shareholder report contains important information about North Square Preferred and Income Securities Fund (the “Fund”) for the period of June 1, 2025 to May 31, 2026. You can find additional information about the Fund at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period as described below in Material Fund Changes.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$101	0.97%

How did the Fund perform during the reporting period?

Over the past twelve months, the Fund outperformed the ICE BofAML Fixed Rate Preferred Securities Index by 51 basis points (“bps”). Preferred and Hybrid spreads peaked in April 2025 with administration changes introducing uncertainty into the market for risk assets, though the sell-off proved short-lived —with most subsectors finishing the second quarter more than 15 bps tighter. Within the portfolio, the Fund maintains a large overweight to the corporate hybrid space, where negative convexity is viewed as less of a concern given the 10-year call protection, the prevalence of floors, loss of equity credit at first call, and the non-cyclical nature of the issuing sectors, such as utilities and telecom. Conversely, the Fund carries a large underweight to the insurance sector, private credit, and California wildfire risk. Exchange-traded preferred securities largely underperformed the broader hybrid universe over the past year and given that spreads on similarly rated issuers in the institutional $1,000 preferred market are higher — combined with the negatively convex profile of exchange traded preferreds — the Fund remains materially underweight to that segment. Over the period, duration was increased, and the overall quality of the Fund improved.

How has the Fund performed over the last ten years?

Total Return Based on $1,000,000 Investment

Table Summary
	North Square Preferred and Income Securities Fund - Class I	Bloomberg U.S. Aggregate Bond Index	ICE BofAML Fixed Rate Preferred Securities Index
May-2016	$1,000,000	$1,000,000	$1,000,000
May-2017	$1,162,545	$1,015,784	$1,059,801
May-2018	$1,347,267	$1,011,979	$1,079,698
May-2019	$1,440,780	$1,076,751	$1,150,577
May-2020	$1,575,414	$1,178,131	$1,200,319
May-2021	$2,159,413	$1,173,362	$1,319,513
May-2022	$2,127,481	$1,076,886	$1,202,338
May-2023	$2,153,982	$1,053,813	$1,185,702
May-2024	$2,617,332	$1,067,569	$1,306,582
May-2025	$2,846,172	$1,125,850	$1,342,152
May-2026	$3,036,749	$1,183,644	$1,425,276

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
North Square Preferred and Income Securities Fund - Class I	6.70%	7.06%	11.75%
Bloomberg U.S. Aggregate Bond Index	5.13%	0.17%	1.70%
ICE BofAML Fixed Rate Preferred Securities Index	6.19%	1.55%	3.61%

The Fund adopted the historical performance of the Oak Ridge Dividend Growth Fund (the “Predecessor Fund”), which was reorganized into the Fund on May 10, 2019. Fund performance results above for the period prior to that date represent the performance of the Predecessor Fund. Effective January 11, 2022, the Fund made changes to its investment objective and principal investment strategies. Accordingly, the performance prior to January 11, 2022, is based on the Fund's prior investment objective and principal investment strategies and may not be representative of the Fund's performance under its current principal investment strategies.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Call 1-855- 551-5521 or visit https://northsquareinvest.com/strategies/preferred-and-income-securities-fund/for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Utilities
32.0%
Financials
28.3%
Energy
15.7%
Communications
10.9%
Short-Term Investments
3.9%
Health Care
2.5%
U.S. Government & Agencies
2.1%
Materials
1.6%
Fixed Income
1.3%
Other Assets in Excess of Liabilities
1.7%

Table Summary
Value	Value
Other Assets in Excess of Liabilities	1.7%
Fixed Income	1.3%
Materials	1.6%
U.S. Government & Agencies	2.1%
Health Care	2.5%
Short-Term Investments	3.9%
Communications	10.9%
Energy	15.7%
Financials	28.3%
Utilities	32.0%

Fund Statistics

  Net Assets$380,898,534
  Number of Portfolio Holdings63
  Advisory Fee (net of waivers)$2,529,298
  Portfolio Turnover72%

Top 10 Holdings (% of net assets)

Table Summary
Holding Name	% of Net Assets
First American Treasury Obligations Fund, Class X, 3.560%,	3.9%
Nordea Bank Abp, 6.750%, 11/10/88	3.2%
Energy Transfer LP, 6.625%, 02/15/72	3.1%
Rogers Communications, Inc., 7.125%, 04/15/55	3.0%
NiSource, Inc., 6.375%, 03/31/55	2.9%
Vistra Corp., 8.875%, 12/31/49	2.8%
Exelon Corp., 6.500%, 03/15/55	2.7%
Citigroup, Inc., 6.950%, 02/15/80	2.7%
Royal Bank of Canada, 6.500%, 11/24/85	2.6%
American Electric Power Co., Inc., 6.050%, 03/15/56	2.5%

Material Fund Changes

This is a summary of certain Fund changes to the Fund since June 1, 2025. For more information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2026, at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/ or upon request at 1-855-551-5521.

On January 8, 2026, Azimut Group, via its U.S. subsidiary, Azimut U.S. Holdings Inc., acquired North Square Investments, LLC (the “Adviser”), the Fund’s investment adviser (the “Transaction”). The Transaction did not result in any material changes in the day-to-day management of the Fund, or the Adviser or to the Fund’s investment objective and principal investment strategies. The closing of the Transaction resulted in a change of control of the Adviser, which caused an “assignment” under the Investment Company Act of 1940, as amended, of the Fund’s then current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Prior Advisory Agreement”) and resulted in its automatic termination, effective as of the closing of the Transaction. The Transaction also resulted in the termination of the then current sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between the Adviser and the sub-adviser to the Fund.

A new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement”) with substantially identical terms to the Prior Advisory Agreement with respect to the Fund and a new sub-advisory agreement between the Adviser and the sub-adviser (the “New Sub-Advisory Agreement”), with substantially identical terms to the Prior Sub-Advisory Agreement were approved by the Trust’s Board of Trustees on October 7, 2025. The Board also approved interim investment advisory and sub-advisory agreements and an interim expense limitation agreement to permit continuity of management upon termination of the Prior Advisory Agreement and until shareholders approved the New Advisory Agreement. A joint special meeting of shareholders of the Fund (the “Special Shareholder Meeting”) was initially held on December 19, 2025, adjourned and reconvened from time to time until February 25, 2026, at which time shareholders of the Fund approved the New Advisory Agreement. The New Advisory Agreement and New Sub-Advisory Agreement did not result in any material changes to the Fund's investment objective or to its portfolio management. Additionally, a new expense limitation agreement with substantially the same terms as the prior expense limitation agreement with respect to the Fund, including the contractual expense cap, took effect with the approval of the New Advisory Agreement.  The Special Shareholder Meeting was then further adjourned until March 11, 2026, whereby shareholders of the North Square Preferred and Income Securities Fund approved an amendment to the Fund’s fundamental concentration policy to provide that, under normal circumstances, the North Square Preferred and Income Securities Fund will invest, directly or indirectly, at least 25% of its total assets in the banking, financial services, and insurance group of industries.

Where can I find additional information about the Fund?

Additional information is available on the Fund’s website (https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Preferred and Income Securities Fund - Class I (ORDNX)

Annual Shareholder Report - May 31, 2026

TSR-AR 053126-ORDNX

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF

(QTPI) NYSE Arca, Inc.

Annual Shareholder Report - May 31, 2026

Fund Overview

This annual shareholder report contains important information about North Square RCIM Tax-Advantaged Preferred and Income Securities ETF (the “Fund”) for the period of June 1, 2025 to May 31, 2026.  You can find additional information about the Fund at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/. You can also request this information by contacting us at 1-855-514-7733.  This report describes changes to the Fund that occurred during the reporting period as described below in Material Fund Changes.

What were the Fund’s costs for the period since inception?

(based on a hypothetical $10,000 investment)

Table Summary
Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
North Square RCIM Tax-Advantaged Preferred and Income Securities ETF	$62	0.60%

How did the Fund perform during the reporting period?

From June 1, 2025 to May 31, 2026, the Fund outperformed the ICE BofA Core Plus Fixed Rate Preferred Securities Index (the "Index")  both by allocation and selection effect. A large portion of the outperformance came from owning Additional Tier 1 (AT1) securities, making up roughly 20% of the portfolio which is a 20% overweight to the Index since it is entirely made up of exchange traded preferreds, leaving any allocation to other sub-sets within the preferred market off the Index.

Preferred and Hybrid spreads peaked in April 2025 with administration changes introducing uncertainty into the market for risk assets, though the sell-off proved short-lived — with most subsectors finishing the second quarter more than 15 bps tighter. The Fund has a large overweight to the banking sector and conversely, the Fund carried a large underweight to the insurance sector. Minimal turnover remains a priority in this strategy. There is currently a large underweight to duration while prioritizing high current yield. When applicable, corporate hybrid securities are the preferred hybrid structure where negative convexity is viewed as less of a concern given the 10-year call protection, the prevalence of floors, loss of equity credit at first call, and the non-cyclical nature of the issuing sectors, such as utilities and telecom. Corporate hybrid securities are being issued at a rapid pace, with more issuers stepping into this universe that do not typically issue these types of securities. Corporate hybrids typically mature in 30 years and have call protection for five or ten years and are increasingly being issued with floors to compensate investors for the very low back-end coupon reset spreads the new issues have. While majority of the corporate hybrid securities are not qualified dividend income (QDI) eligible, Red Cedar likes to highlight our preferred structure within the preferred universe. In terms of current positioning for this fund, Red Cedar continues to exercise a high level of diligence in security selection and geographic allocation by avoiding California wildfire exposure, Japanese banks, minimal holdings within the insurance sector, and heightened diligence around private credit risk. There is naturally a large overweight to the financial sector due to the QDI eligibility being most prevalent there.

How has the Fund performed since inception?

Total Return Based on $10,000 Investment

Table Summary
	North Square RCIM Tax-Advantaged Preferred and Income Securities ETF - NAV	ICE BofA Core Plus Fixed Rate Preferred Securities Index	Bloomberg U.S. Aggregate Bond Index
Dec-2024	$10,000	$10,000	$10,000
May-2025	$10,231	$9,716	$10,231
May-2026	$10,899	$10,345	$10,756

Average Annual Total Returns

Table Summary
	1 Year	Since Inception (December 18, 2024)
North Square RCIM Tax-Advantaged Preferred and Income Securities ETF - NAV	6.52%	6.12%
ICE BofA Core Plus Fixed Rate Preferred Securities Index	6.48%	2.37%
Bloomberg U.S. Aggregate Bond Index	5.13%	5.16%

The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Call 1-855-551-5521 or visit https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/for updated performance information.

What did the Fund invest in?

Sector Weighting (% of net assets)

Table Summary
Value	Value
Other Assets in Excess of Liabilities	3.9%
Communications	2.3%
Consumer Discretionary	2.5%
Utilities	3.7%
Energy	6.9%
Financials	80.7%

Fund Statistics

  Net Assets$77,259,109
  Number of Portfolio Holdings56
  Advisory Fee $248,406
  Portfolio Turnover22%

Top 10 Holdings (% of net assets)

Table Summary
Holding Name	% of Net Assets
Bank of America Corp., 6.625%, 08/01/73	2.9%
Goldman Sachs Group, Inc. (The), 7.500%, 08/18/70	2.9%
Citigroup, Inc., 7.625%, 02/15/72	2.9%
JPMorgan Chase & Co., 6.875%, 03/01/74	2.9%
Wells Fargo & Co., 7.625%, 09/15/73	2.9%
BP Capital Markets PLC, 6.450%, 03/01/74	2.8%
PNC Financial Services Group, Inc. (The), 6.250%, 06/15/73	2.8%
US Bancorp, 5.300%, 12/29/49	2.8%
Toronto-Dominion Bank (The), 8.125%, 10/31/82	2.8%
Bank of New York Mellon Corp. (The), 6.300%, 03/20/74	2.8%

Material Fund Changes

This is a summary of certain Fund changes to the Fund since June 1, 2025. For more information, you may review the Fund’s next prospectus, which we expect to be available by September 28, 2026, at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/ or upon request at 1-855-551-5521.

On January 8, 2026, Azimut Group, via its U.S. subsidiary, Azimut U.S. Holdings Inc., acquired North Square Investments, LLC (the “Adviser”), the Fund’s investment adviser (the “Transaction”). The Transaction did not result in any material changes in the day-to-day management of the Fund, or the Adviser or to the Fund's investment objective and principal investment strategies. The closing of the Transaction resulted in a change of control of the Adviser, which caused an “assignment” under the Investment Company Act of 1940, as amended, of the Fund’s then current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Prior Advisory Agreement”) and resulted in its automatic termination, effective as of the closing of the Transaction. The Transaction also resulted in the termination of the then current sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between the Adviser and the sub-adviser to the Fund.

A new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement”) with substantially identical terms to the Prior Advisory Agreement, including the advisory fee rate, and a new sub-advisory agreement between the Adviser and the sub-adviser (the “New Sub-Advisory Agreement”), with substantially identical terms to the Prior Sub-Advisory Agreement took effect as of the closing of the Transaction. The New Advisory Agreement and New Sub-Advisory Agreement were approved by the Trust’s Board of Trustees on October 7, 2025, and the New Advisory Agreement was approved by the Fund’s shareholders at a joint special meeting of shareholders held on December 19, 2025. The New Advisory Agreement and New Sub-Advisory Agreement did not result in any material changes to the Fund's investment objective and principal investment strategies or to its portfolio management.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF (QTPI) NYSE Arca, Inc.

Annual Shareholder Report - May 31, 2026

TSR-AR 053126-QTPI

North Square Select Small Cap Fund

Class I  (ADVGX)

Annual Shareholder Report - May 31, 2026

Fund Overview

This annual shareholder report contains important information about North Square Select Small Cap Fund (the “Fund”) for the period of June 1, 2025 to May 31, 2026. You can find additional information about the Fund at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period as described below in Material Fund Changes.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$108	0.94%

How did the Fund perform during the reporting period?

For the annual period ended May 31, 2026, the Fund had a net return of 29.17% versus 44.36% for the Fund’s primary benchmark the Russell 2000® Value Index and 43.08% for the Fund’s secondary benchmark the Russell 2000® Index. This sharp upswing in the markets over the 1-year period is a rebound from a market selloff that was precipitated by the announcement of a broad U.S. Tariff policy in the spring of 2025. As details and adjustment emerged, the markets recovered.

Taking out this short-term market volatility, the Fund has outperformed both its primary and secondary benchmarks over the 3 and 5 year periods, which the advisor sees as a more aligned investment horizon given the funds approach.

The Fund’s outperformance versus its benchmark indices over longer periods was primarily due to individual stock selection. The Fund’s management focuses on fundamental research and company specific execution with a goal of generating excess returns for the Fund’s shareholders.

Going forward, we believe small U.S. businesses with solid balance sheets, profitability, and plans for growth continue to be an attractive part of the market to generate returns. The Fund’s team continues to work with individual companies on execution and to take advantage of attractive prices for the Fund’s investors.

How has the Fund performed over the last ten years?

Total Return Based on $1,000,000 Investment

Table Summary
	North Square Select Small Cap Fund - Class I	Russell 2000® Index	Russell 2000® Value Index	Russell 3000® Index
May-2016	$1,000,000	$1,000,000	$1,000,000	$1,000,000
May-2017	$1,162,957	$1,203,613	$1,210,036	$1,176,911
May-2018	$1,312,437	$1,453,539	$1,407,892	$1,354,171
May-2019	$1,428,269	$1,322,066	$1,248,574	$1,387,975
May-2020	$1,331,561	$1,276,604	$1,065,147	$1,547,084
May-2021	$1,918,381	$2,100,836	$1,910,697	$2,226,434
May-2022	$1,913,581	$1,745,477	$1,764,216	$2,144,414
May-2023	$1,760,504	$1,663,800	$1,561,416	$2,188,046
May-2024	$2,331,731	$1,998,474	$1,901,134	$2,791,575
May-2025	$2,372,173	$2,022,164	$1,879,545	$3,157,783
May-2026	$3,064,071	$2,893,380	$2,713,246	$4,087,601

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
North Square Select Small Cap Fund - Class I	29.17%	9.82%	11.85%
Russell 2000® Index	43.08%	6.61%	11.21%
Russell 2000® Value Index	44.36%	7.27%	10.50%
Russell 3000® Index	29.45%	12.92%	15.12%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/select-small-cap-fund/for updated performance information.

What did the Fund invest in?

Sector Weighting (% of net assets)

Industrials
25.6%
Consumer Discretionary
19.3%
Financials
16.3%
Materials
12.6%
Technology
11.2%
Consumer Staples
5.5%
Real Estate
3.8%
Health Care
3.1%
Short-Term Investments
2.5%
Other Assets in Excess of Liabilities
0.1%

Table Summary
Value	Value
Other Assets in Excess of Liabilities	0.1%
Short-Term Investments	2.5%
Health Care	3.1%
Real Estate	3.8%
Consumer Staples	5.5%
Technology	11.2%
Materials	12.6%
Financials	16.3%
Consumer Discretionary	19.3%
Industrials	25.6%

Fund Statistics

  Net Assets$21,188,089
  Number of Portfolio Holdings32
  Advisory Fee (net of waivers)$125,671
  Portfolio Turnover43%

Top 10 Holdings (% of net assets)

Table Summary
Holding Name	% of Net Assets
Openlane, Inc.	6.4%
M-Tron Industries, Inc.	5.9%
Myers Industries, Inc.	4.8%
Pursuit Attractions and Hospitality, Inc.	4.7%
TriMas Corp.	4.7%
Arcosa, Inc.	4.3%
Bel Fuse, Inc., Class B	4.2%
Legacy Housing Corp.	3.8%
JBT Marel Corp.	3.7%
National Presto Industries, Inc.	3.6%

Material Fund Changes

This is a summary of certain Fund changes to the Fund since June 1, 2025. For more information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2026, at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/ or upon request at 1-855-551-5521.

On January 8, 2026, Azimut Group, via its U.S. subsidiary, Azimut U.S. Holdings Inc., acquired North Square Investments, LLC (the “Adviser”), the Fund’s investment adviser (the “Transaction”). The Transaction did not result in any material changes in the day-to-day management of the Fund, or the Adviser or to the Fund’s investment objective and principal investment strategies. The closing of the Transaction resulted in a change of control of the Adviser, which caused an “assignment” under the Investment Company Act of 1940, as amended, of the Fund’s then current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Prior Advisory Agreement”) and resulted in its automatic termination, effective as of the closing of the Transaction. The Transaction also resulted in the termination of the then current sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between the Adviser and the sub-adviser to the Fund.

A new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement”) with substantially identical terms to the Prior Advisory Agreement, including the advisory fee rate, and a new sub-advisory agreement between the Adviser and the sub-adviser (the “New Sub-Advisory Agreement”), with substantially identical terms to the Prior Sub-Advisory Agreement took effect as of the closing of the Transaction. The New Advisory Agreement and New Sub-Advisory Agreement were approved by the Trust’s Board of Trustees on October 7, 2025, and the New Advisory Agreement was approved by the Fund’s shareholders at a joint special meeting of shareholders held on December 19, 2025. The New Advisory Agreement and New Sub-Advisory Agreement did not result in any material changes to the Fund's investment objective and principal investment strategies or to its portfolio management. Additionally, a new expense limitation agreement with substantially the same terms as the prior expense limitation agreement with respect to the Fund, including the contractual expense cap, took effect upon approval of the New Advisory Agreement.

Where can I find additional information about the Fund?

Additional information is available on the Fund’s website (https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Select Small Cap Fund  - Class I (ADVGX)

Annual Shareholder Report - May 31, 2026

TSR-AR 053126-ADVGX

North Square Spectrum Alpha Fund

Class A  (ORIGX)

Annual Shareholder Report - May 31, 2026

Fund Overview

This annual shareholder report contains important information about North Square Spectrum Alpha Fund (the “Fund”) for the period of June 1, 2025 to May 31, 2026. You can find additional information about the Fund at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period as described below in Material Fund Changes.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$112	0.95%

How did the Fund perform during the reporting period?

The Fund is an allocation strategy designed to bring together best in class active managers that can provide distinctive insights within the smaller capitalization equity marketplace. The strategy combines differentiated funds across style and smaller capitalizations to improve alpha generating potential in an allocation with a similar risk profile to the Russell 2000® Index.

After years of lagging behind the headline indexes, U.S. small cap equities outperformed larger counterparts for the fiscal year. Though many sectors contributed to the strong relative performance, a handful of more thematic companies, such as those related to AI infrastructure, made an outsized contribution to returns within the Russell 2000® Index. Small cap managers as a whole had trouble competing with an index driven higher by the exceptional returns for these select companies. Within the Fund for the year ended May 31, 2026, the North Square Kennedy MicroCap Fund, Class I, returned 41.74%, and the North Square Dynamic Small Cap Fund, Class I, returned 40.40%, had strong absolute returns and performed well versus peers despite underperforming the Russell 2000® Index returns of 43.08%.

We currently view small cap growth as higher risk within the small cap universe and maintain a reduced exposure to the segment. Though the investment climate may continue to be difficult, the current selection of managers inspires confidence in our ability to navigate its impact on the small cap universe.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Table Summary
	North Square Spectrum Alpha Fund - Class A	Russell 2000® Index	Russell 3000® Index
May-2017	$9,426	$10,000	$10,000
May-2018	$11,674	$12,076	$11,506
May-2019	$11,446	$10,984	$11,793
May-2020	$11,583	$10,606	$13,145
May-2021	$16,611	$17,454	$18,918
May-2022	$13,451	$14,502	$18,221
May-2023	$13,149	$13,823	$18,591
May-2024	$16,861	$16,604	$23,720
May-2025	$17,174	$16,801	$26,831
May-2026	$23,345	$24,039	$34,732

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
North Square Spectrum Alpha Fund - Class A
Without Load	35.93%	7.04%	10.22%
With Load	28.09%	5.78%	9.57%
Russell 2000® Index	43.08%	6.61%	11.21%
Russell 3000® Index	29.45%	12.92%	15.12%

The performance results shown above in the line chart and the average annual total returns table for periods prior to May 10, 2019, represent the performance of the Oak Ridge Small Cap Growth Fund (the "Predecessor Fund") which converted into the Fund and is attributable to the Fund moving forward. The Fund's performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

Effective January 11, 2022, the Fund made certain changes to its principal investment strategies. Accordingly, the Fund's performance for the periods prior to January 11, 2022, is based on the prior principal investment strategies and may not be representative of the Fund's performance under its current principal investment strategies.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/spectrum-alpha-fund/ for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Mutual Funds
98.5%
Exchange-Traded Funds
1.4%
Short-Term Investments
1.0%
Liabilities in Excess of Other Assets
-0.9%

Table Summary
Value	Value
Liabilities in Excess of Other Assets	-0.9%
Short-Term Investments	1.0%
Exchange-Traded Funds	1.4%
Mutual Funds	98.5%

Fund Statistics

  Net Assets$71,994,305
  Number of Portfolio Holdings5
  Advisory Fee $146,627
  Portfolio Turnover10%

Top Holdings (% of net assets)

Table Summary
Holding Name	% of Net Assets
North Square Dynamic Small Cap Fund, Class I	54.4%
North Square Select Small Cap Fund, Class I	22.9%
North Square Kennedy MicroCap Fund, Class I	21.2%
iShares® Russell 2000 ETF	1.4%
First American Treasury Obligations Fund, Class X	1.0%

Material Fund Changes

This is a summary of certain Fund changes to the Fund since June 1, 2025. For more information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2026, at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/ or upon request at 1-855-551-5521.

On January 8, 2026, Azimut Group, via its U.S. subsidiary, Azimut U.S. Holdings Inc., acquired North Square Investments, LLC (the “Adviser”), the Fund’s investment adviser (the “Transaction”). The Transaction did not result in any material changes in the day-to-day management of the Fund, or the Adviser or to the Fund’s investment objective and principal investment strategies. The closing of the Transaction resulted in a change of control of the Adviser, which caused an “assignment” under the Investment Company Act of 1940, as amended, of the Fund’s then current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Prior Advisory Agreement”) and resulted in its automatic termination, effective as of the closing of the Transaction. The Transaction also resulted in a change of control of the Adviser's affiliated sub-adviser, CSM Advisors, LLC (“CSM”). The Transaction also resulted in the termination of the then current sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between the Adviser and CSM.

A new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement”) with substantially identical terms to the Prior Advisory Agreement, including the advisory fee rate, and a new sub-advisory agreement between the Adviser and the sub-adviser (the “New Sub-Advisory Agreement”), with substantially identical terms to the Prior Sub-Advisory Agreement were approved by the Trust’s Board of Trustees on October 7, 2025. The Board also approved interim investment advisory and sub-advisory agreements and an interim expense limitation agreement to permit continuity of management upon termination of the Prior Advisory Agreement and until shareholders approved the New Advisory Agreement. A joint special meeting of shareholders of the Fund (the “Special Shareholder Meeting”) was initially held on December 19, 2025, adjourned and reconvened from time to time until June 5, 2026, whereby shareholders of the Fund approved the New Advisory Agreement. The New Advisory Agreement and New Sub-Advisory Agreement did not result in any material changes to the Fund's investment objective and principal investment strategies or to its portfolio management. Additionally, a new expense limitation agreement with substantially the same terms as the prior expense limitation agreement with respect to the Fund, including the contractual expense cap, took effect with the approval of the New Advisory Agreement.

Where can I find additional information about the Fund?

Additional information is available on the Fund’s website (https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Spectrum Alpha Fund - Class A (ORIGX)

Annual Shareholder Report - May 31, 2026

TSR-AR 053126-ORIGX

North Square Spectrum Alpha Fund

Class I (ORIYX)

Annual Shareholder Report - May 31, 2026

Fund Overview

This annual shareholder report contains important information about North Square Spectrum Alpha Fund (the “Fund”) for the period of June 1, 2025 to May 31, 2026. You can find additional information about the Fund at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period as described below in Material Fund Changes.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$81	0.69%

How did the Fund perform during the reporting period?

The Fund is an allocation strategy designed to bring together best in class active managers that can provide distinctive insights within the smaller capitalization equity marketplace. The strategy combines differentiated funds across style and smaller capitalizations to improve alpha generating potential in an allocation with a similar risk profile to the Russell 2000® Index.

After years of lagging behind the headline indexes, U.S. small cap equities outperformed larger counterparts for the fiscal year. Though many sectors contributed to the strong relative performance, a handful of more thematic companies, such as those related to AI infrastructure, made an outsized contribution to returns within the Russell 2000® Index. Small cap managers as a whole had trouble competing with an index driven higher by the exceptional returns for these select companies. Within the Fund for the year ended May 31, 2026, the North Square Kennedy MicroCap Fund, Class I, returned 41.74%, and the North Square Dynamic Small Cap Fund, Class I, returned 40.40%, had strong absolute returns and performed well versus peers despite underperforming the Russell 2000® Index returns of 43.08%.

We currently view small cap growth as higher risk within the small cap universe and maintain a reduced exposure to the segment. Though the investment climate may continue to be difficult, the current selection of managers inspires confidence in our ability to navigate its impact on the small cap universe.

How has the Fund performed over the last ten years?

Total Return Based on $1,000,000 Investment

Table Summary
	North Square Spectrum Alpha Fund - Class I	Russell 2000® Index	Russell 3000® Index
May-2017	$1,000,000	$1,000,000	$1,000,000
May-2018	$1,241,859	$1,207,646	$1,150,615
May-2019	$1,221,155	$1,098,415	$1,179,337
May-2020	$1,238,520	$1,060,643	$1,314,530
May-2021	$1,781,409	$1,745,441	$1,891,762
May-2022	$1,444,914	$1,450,197	$1,822,071
May-2023	$1,414,884	$1,382,338	$1,859,144
May-2024	$1,822,032	$1,660,395	$2,371,952
May-2025	$1,858,878	$1,680,077	$2,683,112
May-2026	$2,534,628	$2,403,912	$3,473,162

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
North Square Spectrum Alpha Fund - Class I	36.35%	7.31%	10.52%
Russell 2000® Index	43.08%	6.61%	11.21%
Russell 3000® Index	29.45%	12.92%	15.12%

The performance results shown above in the line chart and the average annual total returns table for periods prior to May 10, 2019, represent the performance of the Oak Ridge Small Cap Growth Fund (the "Predecessor Fund") which converted into the Fund and is attributable to the Fund moving forward. The Fund's performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

Effective January 11, 2022, the Fund made certain changes to its principal investment strategies. Accordingly, the Fund's performance for the periods prior to January 11, 2022, is based on the prior principal investment strategies and may not be representative of the Fund's performance under its current principal investment strategies.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/spectrum-alpha-fund/ for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Table Summary
Value	Value
Liabilities in Excess of Other Assets	-0.9%
Short-Term Investments	1.0%
Exchange-Traded Funds	1.4%
Mutual Funds	98.5%

Fund Statistics

  Net Assets$71,994,305
  Number of Portfolio Holdings5
  Advisory Fee $146,627
  Portfolio Turnover10%

Top Holdings (% of net assets)

Table Summary
Holding Name	% of Net Assets
North Square Dynamic Small Cap Fund, Class I	54.4%
North Square Select Small Cap Fund, Class I	22.9%
North Square Kennedy MicroCap Fund, Class I	21.2%
iShares® Russell 2000 ETF	1.4%
First American Treasury Obligations Fund, Class X	1.0%

Material Fund Changes

This is a summary of certain Fund changes to the Fund since June 1, 2025. For more information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2026, at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/ or upon request at 1-855-551-5521.

On January 8, 2026, Azimut Group, via its U.S. subsidiary, Azimut U.S. Holdings Inc., acquired North Square Investments, LLC (the “Adviser”), the Fund’s investment adviser (the “Transaction”). The Transaction did not result in any material changes in the day-to-day management of the Fund, or the Adviser or to the Fund’s investment objective and principal investment strategies. The closing of the Transaction resulted in a change of control of the Adviser, which caused an “assignment” under the Investment Company Act of 1940, as amended, of the Fund’s then current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Prior Advisory Agreement”) and resulted in its automatic termination, effective as of the closing of the Transaction. The Transaction also resulted in a change of control of the Adviser's affiliated sub-adviser, CSM Advisors, LLC (“CSM”). The Transaction also resulted in the termination of the then current sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between the Adviser and CSM.

A new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement”) with substantially identical terms to the Prior Advisory Agreement, including the advisory fee rate, and a new sub-advisory agreement between the Adviser and the sub-adviser (the “New Sub-Advisory Agreement”), with substantially identical terms to the Prior Sub-Advisory Agreement were approved by the Trust’s Board of Trustees on October 7, 2025. The Board also approved interim investment advisory and sub-advisory agreements and an interim expense limitation agreement to permit continuity of management upon termination of the Prior Advisory Agreement and until shareholders approved the New Advisory Agreement. A joint special meeting of shareholders of the Fund (the “Special Shareholder Meeting”) was initially held on December 19, 2025, adjourned and reconvened from time to time until June 5, 2026, whereby shareholders of the Fund approved the New Advisory Agreement. The New Advisory Agreement and New Sub-Advisory Agreement did not result in any material changes to the Fund's investment objective and principal investment strategies or to its portfolio management. Additionally, a new expense limitation agreement with substantially the same terms as the prior expense limitation agreement with respect to the Fund, including the contractual expense cap, took effect with the approval of the New Advisory Agreement.

Where can I find additional information about the Fund?

Additional information is available on the Fund’s website (https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Spectrum Alpha Fund - Class I (ORIYX)

Annual Shareholder Report - May 31, 2026

TSR-AR 053126-ORIYX

North Square Strategic Income Fund

Class A  (ADVAX)

Annual Shareholder Report - May 31, 2026

Fund Overview

This annual shareholder report contains important information about North Square Strategic Income Fund (the “Fund”) for the period of June 1, 2025 to May 31, 2026. You can find additional information about the Fund at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period as described below in Material Fund Changes.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$96	0.93%

How did the Fund perform during the reporting period?

During the period June 1, 2025 – May 31, 2026, financial markets transitioned through two contrasting regimes. A risk-on rally driven by AI optimism and Federal Reserve rate cuts gave way to a sharp reversal in early 2026, as the unwinding of the AI trade and conflict in the Middle East revived fears of stagflation. Throughout, Red Cedar Investment Management (RCIM) maintained a defensive but opportunistic approach, emphasizing income and security selection. By fiscal year-end, risk sentiment had stabilized and credit-sensitive sectors had recovered.

Equity holdings were the Fund’s largest contributor to performance. Gold mining shares benefited from a powerful rally in gold prices, supported by central bank buying, persistent inflation, and growing unease with fiat currencies. The addition of energy producers early in 2026 captured rising energy prices, driven by Middle East tensions.

Preferred securities were a strong contributor despite mid-period volatility, weakening during the early-2026 risk-off before rebounding sharply into fiscal year-end. Corporate hybrids drove the outperformance, while institutional preferreds also delivered strong results.

Security selection within securitized products was a primary driver of fixed income returns. The largest contribution came from agency Commercial Mortgage-Backed Securities (CMBS) interest-only tranches backed by loans originated at historically low rates, which generated reliable income as slow prepayments preserved their carry. Non-agency CMBS positions enhanced results as select credit situations resolved favorably and realized their anticipated upside.

The Fund’s long volatility exposure, a meaningful contributor in the prior period, was a modest drag for the year given the persistent risk-on environment. Credit hedges provided meaningful protection during the early-2026 stress period but weighed on performance thereafter. Duration impact was mixed, and the Fund maintained a significant underweight to long-maturity Treasuries throughout.

How has the Fund performed since inception?

Total Return Based on $10,000 Investment

Table Summary
	North Square Strategic Income Fund - Class A	Bloomberg Intermediate U.S. Government/Credit Bond Index	Bloomberg U.S. Aggregate Bond Index
Feb-2023	$9,630	$10,000	$10,000
May-2023	$9,460	$10,216	$10,204
May-2024	$10,335	$10,488	$10,337
May-2025	$11,496	$11,165	$10,901
May-2026	$12,320	$11,626	$11,461

Average Annual Total Returns

Table Summary
	1 Year	Since Inception (February 28, 2023)
North Square Strategic Income Fund - Class A	7.17%	7.87%
Bloomberg Intermediate U.S. Government/Credit Bond Index	4.13%	4.74%
Bloomberg U.S. Aggregate Bond Index	5.13%	4.28%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/strategic-income-fund/  for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Mortgage Backed Securities
35.4%
Utilities
12.4%
Asset Backed Securities
10.7%
U.S. Government & Agencies
10.4%
Financials
10.4%
Energy
5.8%
Communications
5.5%
Non U.S. Treasury
1.6%
Purchased Options
1.5%
Materials
1.3%
Consumer Discretionary
0.7%
Sovereign
0.7%
Health Care
0.6%
Exchange-Traded Funds
0.6%
Other Assets in Excess of Liabilities
2.4%

Table Summary
Value	Value
Other Assets in Excess of Liabilities	2.4%
Exchange-Traded Funds	0.6%
Health Care	0.6%
Sovereign	0.7%
Consumer Discretionary	0.7%
Materials	1.3%
Purchased Options	1.5%
Non U.S. Treasury	1.6%
Communications	5.5%
Energy	5.8%
Financials	10.4%
U.S. Government & Agencies	10.4%
Asset Backed Securities	10.7%
Utilities	12.4%
Mortgage Backed Securities	35.4%

Fund Statistics

  Net Assets$1,249,828,109
  Number of Portfolio Holdings231
  Advisory Fee (net of waivers)$3,328,724
  Portfolio Turnover97%

Top 10 Holdings (% of net assets)

Table Summary
Holding Name	% of Net Assets
United States Treasury Note/Bond, 4.000%	4.8%
United States Treasury Note/Bond, 3.500%	3.1%
Meta Platforms, Inc., 5.625%	2.0%
Mexican Bonos, 7.750%	1.6%
Freddie Mac Pool, 5.000%	1.3%
Freddie Mac Pool, 5.000%	1.3%
United States Treasury Note/Bond, 3.750%	1.3%
United States Treasury Note/Bond, 4.625%	1.3%
Fannie Mae Pool, 4.000%	1.2%
Fannie Mae Pool, 3.000%	1.1%

Material Fund Changes

This is a summary of certain Fund changes to the Fund since June 1, 2025. For more information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2026, at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/ or upon request at 1-855-551-5521.

On January 8, 2026, Azimut Group, via its U.S. subsidiary, Azimut U.S. Holdings Inc., acquired North Square Investments, LLC (the “Adviser”), the Fund’s investment adviser (the “Transaction”). The Transaction did not result in any material changes in the day-to-day management of the Fund, or the Adviser or to the Fund’s investment objective and principal investment strategies. The closing of the Transaction resulted in a change of control of the Adviser, which caused an “assignment” under the Investment Company Act of 1940, as amended, of the Fund’s then current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Prior Advisory Agreement”) and resulted in its automatic termination, effective as of the closing of the Transaction. The Transaction also resulted in the termination of the then current sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between the Adviser and the sub-adviser to the Fund.

A new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement”) with substantially identical terms to the Prior Advisory Agreement, including the advisory fee rate, and a new sub-advisory agreement between the Adviser and the sub-adviser (the “New Sub-Advisory Agreement”), with substantially identical terms to the Prior Sub-Advisory Agreement were approved by the Trust’s Board of Trustees on October 7, 2025. The Board also approved interim investment advisory and sub-advisory agreements and an interim expense limitation agreement to permit continuity of management upon termination of the Prior Advisory Agreement and until shareholders approved the New Advisory Agreement. A joint special meeting of shareholders of the Fund (the “Special Shareholder Meeting”) was initially held on December 19, 2025 and adjourned until January 7, 2026 whereby shareholders of the Fund approved the New Advisory Agreement. The New Advisory Agreement and New Sub-Advisory Agreement did not result in any material changes to the Fund's investment objective and principal investment strategies or to its portfolio management. Additionally, a new expense limitation agreement with substantially the same terms as the prior expense limitation agreement with respect to the Fund, including the contractual expense cap, took effect with the approval of the New Advisory Agreement.

Where can I find additional information about the Fund?

Additional information is available on the Fund’s website (https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Strategic Income Fund - Class A (ADVAX)

Annual Shareholder Report - May 31, 2026

TSR-AR 053126-ADVAX

North Square Strategic Income Fund

Class I  (ADVNX)

Annual Shareholder Report - May 31, 2026

Fund Overview

This annual shareholder report contains important information about North Square Strategic Income Fund (the “Fund”) for the period of June 1, 2025 to May 31, 2026. You can find additional information about the Fund at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period as described below in Material Fund Changes.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$70	0.68%

How did the Fund perform during the reporting period?

During the period June 1, 2025 – May 31, 2026, financial markets transitioned through two contrasting regimes. A risk-on rally driven by AI optimism and Federal Reserve rate cuts gave way to a sharp reversal in early 2026, as the unwinding of the AI trade and conflict in the Middle East revived fears of stagflation. Throughout, Red Cedar Investment Management (RCIM) maintained a defensive but opportunistic approach, emphasizing income and security selection. By fiscal year-end, risk sentiment had stabilized and credit-sensitive sectors had recovered.

Equity holdings were the Fund’s largest contributor to performance. Gold mining shares benefited from a powerful rally in gold prices, supported by central bank buying, persistent inflation, and growing unease with fiat currencies. The addition of energy producers early in 2026 captured rising energy prices, driven by Middle East tensions.

Preferred securities were a strong contributor despite mid-period volatility, weakening during the early-2026 risk-off before rebounding sharply into fiscal year-end. Corporate hybrids drove the outperformance, while institutional preferreds also delivered strong results.

Security selection within securitized products was a primary driver of fixed income returns. The largest contribution came from agency Commercial Mortgage-Backed Securities (CMBS) interest-only tranches backed by loans originated at historically low rates, which generated reliable income as slow prepayments preserved their carry. Non-agency CMBS positions enhanced results as select credit situations resolved favorably and realized their anticipated upside.

The Fund’s long volatility exposure, a meaningful contributor in the prior period, was a modest drag for the year given the persistent risk-on environment. Credit hedges provided meaningful protection during the early-2026 stress period but weighed on performance thereafter. Duration impact was mixed, and the Fund maintained a significant underweight to long-maturity Treasuries throughout.

How has the Fund performed over the last ten years?

Total Return Based on $1,000,000 Investment

Table Summary
	North Square Strategic Income Fund - Class I	Bloomberg Intermediate U.S. Government/Credit Bond Index	Bloomberg U.S. Aggregate Bond Index
May-2016	$1,000,000	$1,000,000	$1,000,000
May-2017	$1,045,736	$1,013,990	$1,015,784
May-2018	$1,044,423	$1,006,963	$1,011,979
May-2019	$1,100,359	$1,064,656	$1,076,751
May-2020	$1,200,179	$1,145,569	$1,178,131
May-2021	$1,323,718	$1,153,908	$1,173,362
May-2022	$1,263,010	$1,082,808	$1,076,886
May-2023	$1,232,177	$1,077,069	$1,053,813
May-2024	$1,349,672	$1,105,778	$1,067,569
May-2025	$1,506,308	$1,177,152	$1,125,850
May-2026	$1,618,466	$1,225,737	$1,183,644

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
North Square Strategic Income Fund - Class I	7.45%	4.10%	4.93%
Bloomberg Intermediate U.S. Government/Credit Bond Index	4.13%	1.22%	2.06%
Bloomberg U.S. Aggregate Bond Index	5.13%	0.17%	1.70%

The performance results shown above in the line chart and the average annual total returns table for periods prior to February 21, 2020 represent the performance of the Advisory Research Strategic Income Fund (the "Predecessor Fund") which converted into the Fund and is attributable to Fund moving forward. The Fund's performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/strategic-income-fund/  for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Table Summary
Value	Value
Other Assets in Excess of Liabilities	2.4%
Exchange-Traded Funds	0.6%
Health Care	0.6%
Sovereign	0.7%
Consumer Discretionary	0.7%
Materials	1.3%
Purchased Options	1.5%
Non U.S. Treasury	1.6%
Communications	5.5%
Energy	5.8%
Financials	10.4%
U.S. Government & Agencies	10.4%
Asset Backed Securities	10.7%
Utilities	12.4%
Mortgage Backed Securities	35.4%

Fund Statistics

  Net Assets$1,249,828,109
  Number of Portfolio Holdings231
  Advisory Fee (net of waivers)$3,328,724
  Portfolio Turnover97%

Top 10 Holdings (% of net assets)

Table Summary
Holding Name	% of Net Assets
United States Treasury Note/Bond, 4.000%	4.8%
United States Treasury Note/Bond, 3.500%	3.1%
Meta Platforms, Inc., 5.625%	2.0%
Mexican Bonos, 7.750%	1.6%
Freddie Mac Pool, 5.000%	1.3%
Freddie Mac Pool, 5.000%	1.3%
United States Treasury Note/Bond, 3.750%	1.3%
United States Treasury Note/Bond, 4.625%	1.3%
Fannie Mae Pool, 4.000%	1.2%
Fannie Mae Pool, 3.000%	1.1%

Material Fund Changes

This is a summary of certain Fund changes to the Fund since June 1, 2025. For more information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2026, at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/ or upon request at 1-855-551-5521.

On January 8, 2026, Azimut Group, via its U.S. subsidiary, Azimut U.S. Holdings Inc., acquired North Square Investments, LLC (the “Adviser”), the Fund’s investment adviser (the “Transaction”). The Transaction did not result in any material changes in the day-to-day management of the Fund, or the Adviser or to the Fund’s investment objective and principal investment strategies. The closing of the Transaction resulted in a change of control of the Adviser, which caused an “assignment” under the Investment Company Act of 1940, as amended, of the Fund’s then current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Prior Advisory Agreement”) and resulted in its automatic termination, effective as of the closing of the Transaction. The Transaction also resulted in the termination of the then current sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between the Adviser and the sub-adviser to the Fund.

A new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement”) with substantially identical terms to the Prior Advisory Agreement, including the advisory fee rate, and a new sub-advisory agreement between the Adviser and the sub-adviser (the “New Sub-Advisory Agreement”), with substantially identical terms to the Prior Sub-Advisory Agreement were approved by the Trust’s Board of Trustees on October 7, 2025. The Board also approved interim investment advisory and sub-advisory agreements and an interim expense limitation agreement to permit continuity of management upon termination of the Prior Advisory Agreement and until shareholders approved the New Advisory Agreement. A joint special meeting of shareholders of the Fund (the “Special Shareholder Meeting”) was initially held on December 19, 2025 and adjourned until January 7, 2026 whereby shareholders of the Fund approved the New Advisory Agreement. The New Advisory Agreement and New Sub-Advisory Agreement did not result in any material changes to the Fund's investment objective and principal investment strategies or to its portfolio management. Additionally, a new expense limitation agreement with substantially the same terms as the prior expense limitation agreement with respect to the Fund, including the contractual expense cap, took effect with the approval of the New Advisory Agreement.

Where can I find additional information about the Fund?

Additional information is available on the Fund’s website (https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Strategic Income Fund - Class I (ADVNX)

Annual Shareholder Report - May 31, 2026

TSR-AR 053126-ADVNX

North Square Tactical Defensive Fund

Class A (ETFRX)

Annual Shareholder Report - May 31, 2026

Fund Overview

This annual shareholder report contains important information about North Square Tactical Defensive Fund (the “Fund”) for the period of June 1, 2025 to May 31, 2026. You can find additional information about the Fund at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period as described below in Material Fund Changes.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$214	1.95%

How did the Fund perform during the reporting period?

The Fund seeks to balance capital preservation and return by utilizing technical models that respond to both long- and short-term market trends. The longer-term Cyclical Trend model governs approximately half of the portfolio, representing the Fund’s core allocation, while the shorter-term Dynamic Trend model governs the remaining half, representing the Fund’s satellite allocation.

The Fund benefited from the diversification of these two model signals during the fiscal year, which supported solid performance. The longer-term Cyclical Trend model shifted to 100% equity exposure in early July and remained fully invested for the balance of the fiscal year. As a result, the core allocation participated meaningfully in the market advance, and all core holdings contributed positively to relative performance.

The more risk-sensitive Dynamic Trend model moved defensively during brief periods of market volatility. Most notably, it added value during the sharp market pullback associated with the market’s initial reaction to the U.S. military conflict with Iran. During that period, the model positioned approximately 50% of the Fund defensively, which helped reduce downside volatility.

The core allocation also participated in the market’s rapid recovery in April and May, while the Dynamic Trend model improved by mid-April and allowed the Fund to participate in much of the rebound. This combination allowed the Fund to remain meaningfully engaged during favorable market environments while retaining the flexibility to reduce risk when shorter-term conditions deteriorated.

We remain committed to the Fund’s disciplined, model-driven investment process and believe that, over time, it can offer meaningful risk-adjusted returns across market cycles.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Table Summary
	North Square Tactical Defensive Fund - Class A	Morningstar Moderate Target Risk Index	Russell 3000® Index
May-2016	$9,422	$10,000	$10,000
May-2017	$10,697	$11,146	$11,769
May-2018	$11,529	$11,981	$13,542
May-2019	$11,755	$12,282	$13,880
May-2020	$10,833	$13,028	$15,471
May-2021	$13,966	$16,355	$22,264
May-2022	$14,010	$15,141	$21,444
May-2023	$13,460	$14,908	$21,880
May-2024	$15,380	$16,859	$27,916
May-2025	$15,108	$18,632	$31,578
May-2026	$18,147	$22,053	$40,876

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
North Square Tactical Defensive Fund - Class A
Without Load	20.11%	5.38%	6.77%
With Load	13.18%	4.13%	6.14%
Morningstar Moderate Target Risk Index	18.36%	6.16%	8.23%
Russell 3000® Index	29.45%	12.92%	15.12%

The performance results shown above in the line chart and the average annual total returns table for periods prior to June 11, 2021, represent the performance of the Stadion Tactical Defensive Fund (the “Predecessor Fund”) which converted into the Fund and is attributable to the Fund moving forward. The Fund’s performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

The Morningstar Moderate Target Risk Index is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/tactical-defensive-fund/  for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Exchange-Traded Funds
80.1%
Short-Term Investments
19.9%

Table Summary
Value	Value
Short-Term Investments	19.9%
Exchange-Traded Funds	80.1%

Fund Statistics

  Net Assets$51,364,909
  Number of Portfolio Holdings6
  Advisory Fee (net of waivers)$646,928
  Portfolio Turnover111%

Top Holdings (% of net assets)

Table Summary
Holding Name	% of Net Assets
State Street® SPDR® Portfolio S&P 500® ETF	29.7%
State Street® SPDR® S&P 500® ETF Trust	26.1%
First American Treasury Obligations Fund, Class X	19.9%
SPDR® Portfolio Developed World ex-US ETF	15.9%
SPDR® Portfolio Emerging Markets ETF	5.3%
SPDR® Portfolio S&P 600® Small Cap ETF	3.1%

Material Fund Changes

This is a summary of certain Fund changes to the Fund since June 1, 2025. For more information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2026, at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/ or upon request at 1-855-551-5521.

On January 8, 2026, Azimut Group, via its U.S. subsidiary, Azimut U.S. Holdings Inc., acquired North Square Investments, LLC (the “Adviser”), the Fund’s investment adviser (the “Transaction”). The Transaction did not result in any material changes in the day-to-day management of the Fund, or the Adviser or to the Fund’s investment objective and principal investment strategies. The closing of the Transaction resulted in a change of control of the Adviser, which caused an “assignment” under the Investment Company Act of 1940, as amended, of the Fund’s then current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Prior Advisory Agreement”) and resulted in its automatic termination, effective as of the closing of the Transaction. The Transaction also resulted in a change of control of the Adviser’s affiliated sub-adviser, CSM Advisors, LLC (“CSM”). The Transaction also resulted in the termination of the then current sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between the Adviser and CSM.

A new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement’) with substantially identical terms to the Prior Advisory Agreement, including the advisory fee rate, and a new sub-advisory agreement between the Adviser and the sub-adviser (the “New Sub-Advisory Agreement”), with substantially identical terms to the Prior Sub-Advisory Agreement were approved by the Trust’s Board of Trustees on October 7, 2025. The Board also approved interim investment advisory and sub-advisory agreements and an interim expense limitation agreement to permit continuity of management upon termination of the Prior Advisory Agreement and until shareholders approved the New Advisory Agreement. A joint special meeting of shareholders of the Fund (the “Special Shareholder Meeting”) was initially held on December 19, 2025, adjourned and reconvened from time to time until March 11, 2026, whereby shareholders of the Fund approved the New Advisory Agreement. The New Advisory Agreement and New Sub-Advisory Agreement did not result in any material changes to the Fund's investment objective and principal investment strategies or to its portfolio management. Additionally, a new expense limitation agreement with substantially the same terms as the prior expense limitation agreement with respect to the Fund, including the contractual expense cap, took effect with the approval of the New Advisory Agreement.

Where can I find additional information about the Fund?

Additional information is available on the Fund’s website (https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Tactical Defensive Fund - Class A (ETFRX)

Annual Shareholder Report - May 31, 2026

TSR-AR 053126-ETFRX

North Square Tactical Defensive Fund

Class C (ETFZX)

Annual Shareholder Report - May 31, 2026

Fund Overview

This annual shareholder report contains important information about North Square Tactical Defensive Fund (the “Fund”) for the period of June 1, 2025 to May 31, 2026. You can find additional information about the Fund at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period as described below in Material Fund Changes.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$296	2.70%

How did the Fund perform during the reporting period?

The Fund seeks to balance capital preservation and return by utilizing technical models that respond to both long- and short-term market trends. The longer-term Cyclical Trend model governs approximately half of the portfolio, representing the Fund’s core allocation, while the shorter-term Dynamic Trend model governs the remaining half, representing the Fund’s satellite allocation.

The Fund benefited from the diversification of these two model signals during the fiscal year, which supported solid performance. The longer-term Cyclical Trend model shifted to 100% equity exposure in early July and remained fully invested for the balance of the fiscal year. As a result, the core allocation participated meaningfully in the market advance, and all core holdings contributed positively to relative performance.

The more risk-sensitive Dynamic Trend model moved defensively during brief periods of market volatility. Most notably, it added value during the sharp market pullback associated with the market’s initial reaction to the U.S. military conflict with Iran. During that period, the model positioned approximately 50% of the Fund defensively, which helped reduce downside volatility.

The core allocation also participated in the market’s rapid recovery in April and May, while the Dynamic Trend model improved by mid-April and allowed the Fund to participate in much of the rebound. This combination allowed the Fund to remain meaningfully engaged during favorable market environments while retaining the flexibility to reduce risk when shorter-term conditions deteriorated.

We remain committed to the Fund’s disciplined, model-driven investment process and believe that, over time, it can offer meaningful risk-adjusted returns across market cycles.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Table Summary
	North Square Tactical Defensive Fund - Class C	Morningstar Moderate Target Risk Index	Russell 3000® Index
May-2016	$10,000	$10,000	$10,000
May-2017	$11,269	$11,146	$11,769
May-2018	$12,055	$11,981	$13,542
May-2019	$12,201	$12,282	$13,880
May-2020	$11,159	$13,028	$15,471
May-2021	$14,282	$16,355	$22,264
May-2022	$14,214	$15,141	$21,444
May-2023	$13,548	$14,908	$21,880
May-2024	$15,369	$16,859	$27,916
May-2025	$14,978	$18,632	$31,578
May-2026	$17,862	$22,053	$40,876

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
North Square Tactical Defensive Fund - Class C
Without Load	19.25%	4.57%	5.97%
With Load	18.25%	4.57%	5.97%
Morningstar Moderate Target Risk Index	18.36%	6.16%	8.23%
Russell 3000® Index	29.45%	12.92%	15.12%

The performance results shown above in the line chart and the average annual total returns table for periods prior to June 11, 2021, represent the performance of the Stadion Tactical Defensive Fund (the “Predecessor Fund”) which converted into the Fund and is attributable to the Fund moving forward. The Fund’s performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

The Morningstar Moderate Target Risk Index is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/tactical-defensive-fund/  for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Table Summary
Value	Value
Short-Term Investments	19.9%
Exchange-Traded Funds	80.1%

Fund Statistics

  Net Assets$51,364,909
  Number of Portfolio Holdings6
  Advisory Fee (net of waivers)$646,928
  Portfolio Turnover111%

Top Holdings (% of net assets)

Table Summary
Holding Name	% of Net Assets
State Street® SPDR® Portfolio S&P 500® ETF	29.7%
State Street® SPDR® S&P 500® ETF Trust	26.1%
First American Treasury Obligations Fund, Class X	19.9%
SPDR® Portfolio Developed World ex-US ETF	15.9%
SPDR® Portfolio Emerging Markets ETF	5.3%
SPDR® Portfolio S&P 600® Small Cap ETF	3.1%

Material Fund Changes

This is a summary of certain Fund changes to the Fund since June 1, 2025. For more information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2026, at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/ or upon request at 1-855-551-5521.

On January 8, 2026, Azimut Group, via its U.S. subsidiary, Azimut U.S. Holdings Inc., acquired North Square Investments, LLC (the “Adviser”), the Fund’s investment adviser (the “Transaction”). The Transaction did not result in any material changes in the day-to-day management of the Fund, or the Adviser or to the Fund’s investment objective and principal investment strategies. The closing of the Transaction resulted in a change of control of the Adviser, which caused an “assignment” under the Investment Company Act of 1940, as amended, of the Fund’s then current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Prior Advisory Agreement”) and resulted in its automatic termination, effective as of the closing of the Transaction. The Transaction also resulted in a change of control of the Adviser’s affiliated sub-adviser, CSM Advisors, LLC (“CSM”). The Transaction also resulted in the termination of the then current sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between the Adviser and CSM.

A new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement’) with substantially identical terms to the Prior Advisory Agreement, including the advisory fee rate, and a new sub-advisory agreement between the Adviser and the sub-adviser (the “New Sub-Advisory Agreement”), with substantially identical terms to the Prior Sub-Advisory Agreement were approved by the Trust’s Board of Trustees on October 7, 2025. The Board also approved interim investment advisory and sub-advisory agreements and an interim expense limitation agreement to permit continuity of management upon termination of the Prior Advisory Agreement and until shareholders approved the New Advisory Agreement. A joint special meeting of shareholders of the Fund (the “Special Shareholder Meeting”) was initially held on December 19, 2025, adjourned and reconvened from time to time until March 11, 2026, whereby shareholders of the Fund approved the New Advisory Agreement. The New Advisory Agreement and New Sub-Advisory Agreement did not result in any material changes to the Fund's investment objective and principal investment strategies or to its portfolio management. Additionally, a new expense limitation agreement with substantially the same terms as the prior expense limitation agreement with respect to the Fund, including the contractual expense cap, took effect with the approval of the New Advisory Agreement.

Where can I find additional information about the Fund?

Additional information is available on the Fund’s website (https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Tactical Defensive Fund - Class C (ETFZX)

Annual Shareholder Report - May 31, 2026

TSR-AR 053126-ETFZX

North Square Tactical Defensive Fund

Class I (ETFWX)

Annual Shareholder Report - May 31, 2026

Fund Overview

This annual shareholder report contains important information about North Square Tactical Defensive Fund (the “Fund”) for the period of June 1, 2025 to May 31, 2026. You can find additional information about the Fund at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period as described below in Material Fund Changes.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$187	1.70%

How did the Fund perform during the reporting period?

The Fund seeks to balance capital preservation and return by utilizing technical models that respond to both long- and short-term market trends. The longer-term Cyclical Trend model governs approximately half of the portfolio, representing the Fund’s core allocation, while the shorter-term Dynamic Trend model governs the remaining half, representing the Fund’s satellite allocation.

The Fund benefited from the diversification of these two model signals during the fiscal year, which supported solid performance. The longer-term Cyclical Trend model shifted to 100% equity exposure in early July and remained fully invested for the balance of the fiscal year. As a result, the core allocation participated meaningfully in the market advance, and all core holdings contributed positively to relative performance.

The more risk-sensitive Dynamic Trend model moved defensively during brief periods of market volatility. Most notably, it added value during the sharp market pullback associated with the market’s initial reaction to the U.S. military conflict with Iran. During that period, the model positioned approximately 50% of the Fund defensively, which helped reduce downside volatility.

The core allocation also participated in the market’s rapid recovery in April and May, while the Dynamic Trend model improved by mid-April and allowed the Fund to participate in much of the rebound. This combination allowed the Fund to remain meaningfully engaged during favorable market environments while retaining the flexibility to reduce risk when shorter-term conditions deteriorated.

We remain committed to the Fund’s disciplined, model-driven investment process and believe that, over time, it can offer meaningful risk-adjusted returns across market cycles.

How has the Fund performed over the last ten years?

Total Return Based on $1,000,000 Investment

Table Summary
	North Square Tactical Defensive Fund - Class I	Morningstar Moderate Target Risk Index	Russell 3000® Index
May-2016	$1,000,000	$1,000,000	$1,000,000
May-2017	$1,138,023	$1,114,573	$1,176,911
May-2018	$1,229,387	$1,198,098	$1,354,171
May-2019	$1,255,796	$1,228,239	$1,387,975
May-2020	$1,160,246	$1,302,770	$1,547,084
May-2021	$1,498,537	$1,635,548	$2,226,434
May-2022	$1,505,851	$1,514,120	$2,144,414
May-2023	$1,450,079	$1,490,787	$2,188,046
May-2024	$1,661,282	$1,685,924	$2,791,575
May-2025	$1,635,352	$1,863,211	$3,157,783
May-2026	$1,969,330	$2,205,291	$4,087,601

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
North Square Tactical Defensive Fund - Class I	20.42%	5.62%	7.01%
Morningstar Moderate Target Risk Index	18.36%	6.16%	8.23%
Russell 3000® Index	29.45%	12.92%	15.12%

The performance results shown above in the line chart and the average annual total returns table for periods prior to June 11, 2021, represent the performance of the Stadion Tactical Defensive Fund (the “Predecessor Fund”) which converted into the Fund and is attributable to the Fund moving forward. The Fund’s performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

The Morningstar Moderate Target Risk Index is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/tactical-defensive-fund/  for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Table Summary
Value	Value
Short-Term Investments	19.9%
Exchange-Traded Funds	80.1%

Fund Statistics

  Net Assets$51,364,909
  Number of Portfolio Holdings6
  Advisory Fee (net of waivers)$646,928
  Portfolio Turnover111%

Top Holdings (% of net assets)

Table Summary
Holding Name	% of Net Assets
State Street® SPDR® Portfolio S&P 500® ETF	29.7%
State Street® SPDR® S&P 500® ETF Trust	26.1%
First American Treasury Obligations Fund, Class X	19.9%
SPDR® Portfolio Developed World ex-US ETF	15.9%
SPDR® Portfolio Emerging Markets ETF	5.3%
SPDR® Portfolio S&P 600® Small Cap ETF	3.1%

Material Fund Changes

This is a summary of certain Fund changes to the Fund since June 1, 2025. For more information, you may review the Fund's next prospectus, which we expect to be available by September 28, 2026, at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/ or upon request at 1-855-551-5521.

On January 8, 2026, Azimut Group, via its U.S. subsidiary, Azimut U.S. Holdings Inc., acquired North Square Investments, LLC (the “Adviser”), the Fund’s investment adviser (the “Transaction”). The Transaction did not result in any material changes in the day-to-day management of the Fund, or the Adviser or to the Fund’s investment objective and principal investment strategies. The closing of the Transaction resulted in a change of control of the Adviser, which caused an “assignment” under the Investment Company Act of 1940, as amended, of the Fund’s then current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Prior Advisory Agreement”) and resulted in its automatic termination, effective as of the closing of the Transaction. The Transaction also resulted in a change of control of the Adviser’s affiliated sub-adviser, CSM Advisors, LLC (“CSM”). The Transaction also resulted in the termination of the then current sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between the Adviser and CSM.

A new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement’) with substantially identical terms to the Prior Advisory Agreement, including the advisory fee rate, and a new sub-advisory agreement between the Adviser and the sub-adviser (the “New Sub-Advisory Agreement”), with substantially identical terms to the Prior Sub-Advisory Agreement were approved by the Trust’s Board of Trustees on October 7, 2025. The Board also approved interim investment advisory and sub-advisory agreements and an interim expense limitation agreement to permit continuity of management upon termination of the Prior Advisory Agreement and until shareholders approved the New Advisory Agreement. A joint special meeting of shareholders of the Fund (the “Special Shareholder Meeting”) was initially held on December 19, 2025, adjourned and reconvened from time to time until March 11, 2026, whereby shareholders of the Fund approved the New Advisory Agreement. The New Advisory Agreement and New Sub-Advisory Agreement did not result in any material changes to the Fund's investment objective and principal investment strategies or to its portfolio management. Additionally, a new expense limitation agreement with substantially the same terms as the prior expense limitation agreement with respect to the Fund, including the contractual expense cap, took effect with the approval of the New Advisory Agreement.

Where can I find additional information about the Fund?

Additional information is available on the Fund’s website (https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Tactical Defensive Fund - Class I (ETFWX)

Annual Shareholder Report - May 31, 2026

TSR-AR 053126-ETFWX

North Square Tactical Growth Fund

Class A  (ETFAX)

Annual Shareholder Report - May 31, 2026

Fund Overview

This annual shareholder report contains important information about North Square Tactical Growth Fund (the “Fund”) for the period of June 1, 2025 to May 31, 2026. You can find additional information about the Fund at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period as described below in Material Fund Changes.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$172	1.55%

How did the Fund perform during the reporting period?

The Fund uses a proprietary model to quantitatively rank Exchange-Traded Funds (ETFs) on a risk-adjusted basis, constructing a diversified portfolio that reflects model strength. The goal is to deliver equity-like returns with lower volatility than equity indices over a full market cycle.

The Fund held four distinct asset classes at the start of the fiscal year. The allocation was 62.3% domestic equity, 8% international equity, 9.4% fixed income, 3.8% precious metals, and 16.5% in cash.

Multiple international ETFs showed strength in our model during the summer of 2025, and we increased the Fund’s international allocation to approximately 24% while dropping the Fund’s cash holdings to 2%. We slowly trimmed the international position down to roughly 12% when strength wavered in the fall and early 2026. The Fund’s domestic equity position held close to its starting value of 62.3% throughout the twelve months covered in this report. We had 70.3% of the Fund in domestic equity in early 2026 but quickly cut it to below 60% in March 2026. The Fund’s precious metals position did very well during the fiscal year but volatility and its decline in our model had us close out the Fund’s position in February. We closed out the Fund’s position in U.S. Treasury bonds in May. Although the Fund’s cash position hit a low of 1.77% in August, it slowly increased due to derisking the portfolio across all the asset classes.

The Fund ended the fiscal year with a conservative portfolio, with 63.4% in domestic equity, 11.4% in international equity, and 25.2% cash.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Table Summary
	North Square Tactical Growth Fund - Class A	Morningstar Moderately Aggressive Target Risk Index	Russell 3000® Index
May-2016	$9,424	$10,000	$10,000
May-2017	$10,600	$11,491	$11,769
May-2018	$11,850	$12,668	$13,542
May-2019	$11,469	$12,792	$13,880
May-2020	$12,218	$13,364	$15,471
May-2021	$15,673	$18,009	$22,264
May-2022	$14,747	$16,669	$21,444
May-2023	$14,901	$16,460	$21,880
May-2024	$17,433	$19,281	$27,916
May-2025	$19,100	$21,587	$31,578
May-2026	$23,363	$26,481	$40,876

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
North Square Tactical Growth Fund - Class A
Without Load	22.32%	8.31%	9.50%
With Load	15.27%	7.04%	8.86%
Morningstar Moderately Aggressive Target Risk Index	22.67%	8.02%	10.23%
Russell 3000® Index	29.45%	12.92%	15.12%

The performance results shown above in the line chart and the average annual total returns table for periods prior to June 11, 2021 represent the performance of the Stadion Tactical Growth Fund (the “Predecessor Fund”) which converted into the Fund and is attributable to the Fund moving forward. The Fund’s performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

The Morningstar Moderately Aggressive Target Risk Index is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/tactical-growth-fund/ for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Exchange-Traded Funds
74.8%
Short-Term Investments
25.2%

Table Summary
Value	Value
Short-Term Investments	25.2%
Exchange-Traded Funds	74.8%

Fund Statistics

  Net Assets$616,473,701
  Number of Portfolio Holdings7
  Advisory Fee (net of waivers)$6,042,259
  Portfolio Turnover30%

Top Holdings (% of net assets)

Table Summary
Holding Name	% of Net Assets
First American Treasury Obligations Fund, Class X	25.2%
Invesco QQQ Trust, Series 1	18.3%
Vanguard Growth ETF	17.0%
State Street® SPDR® S&P 500® ETF Trust	15.9%
Vanguard Value ETF	12.2%
iShares® MSCI Eurozone ETF	8.0%
iShares® MSCI Canada ETF	3.4%

Material Fund Changes

This is a summary of certain Fund changes to the Fund since June 1, 2025. For more information, you may review the Fund’s next prospectus, which we expect to be available by September 28, 2026, at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/ or upon request at 1-855-551-5521.

On January 8, 2026, Azimut Group, via its U.S. subsidiary, Azimut U.S. Holdings Inc., acquired North Square Investments, LLC (the “Adviser”), the Fund’s investment adviser (the “Transaction”). The Transaction did not result in any material changes in the day-to-day management of the Fund, or the Adviser or to the Fund’s investment objective and principal investment strategies. The closing of the Transaction resulted in a change of control of the Adviser, which caused an “assignment” under the Investment Company Act of 1940, as amended, of the Fund’s then current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Prior Advisory Agreement”) and resulted in its automatic termination, effective as of the closing of the Transaction. The Transaction also resulted in a change of control of the Adviser’s affiliated sub-adviser, CSM Advisors, LLC (“CSM”). The Transaction also resulted in the termination of the then current sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between the Adviser and CSM.

A new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement") with substantially identical terms to the Prior Advisory Agreement, including the advisory fee rate, and a new sub-advisory agreement between the Adviser and the sub-adviser (the “New Sub-Advisory Agreement”), with substantially identical terms to the Prior Sub-Advisory Agreement were approved by the Trust’s Board of Trustees on October 7, 2025. The Board also approved interim investment advisory and sub-advisory agreements and an interim expense limitation agreement to permit continuity of management upon termination of the Prior Advisory Agreement and until shareholders approved the New Advisory Agreement. A joint special meeting of shareholders of the Fund (the “Special Shareholder Meeting”) was initially held on December 19, 2025, adjourned and reconvened from time to time until March 11, 2026, whereby shareholders of the Fund approved the New Advisory Agreement. The New Advisory Agreement and New Sub-Advisory Agreement did not result in any material changes to the Fund's investment objective and principal investment strategies or to its portfolio management. Additionally, a new expense limitation agreement with substantially the same terms as the prior expense limitation agreement with respect to the Fund, including the contractual expense cap, took effect with the approval of the New Advisory Agreement.

Where can I find additional information about the Fund?

Additional information is available on the Fund’s website (https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Tactical Growth Fund - Class A (ETFAX)

Annual Shareholder Report - May 31, 2026

TSR-AR 053126-ETFAX

North Square Tactical Growth Fund

Class C (ETFCX)

Annual Shareholder Report - May 31, 2026

Fund Overview

This annual shareholder report contains important information about North Square Tactical Growth Fund (the “Fund”) for the period of June 1, 2025 to May 31, 2026. You can find additional information about the Fund at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period as described below in Material Fund Changes.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$255	2.30%

How did the Fund perform during the reporting period?

The Fund uses a proprietary model to quantitatively rank Exchange-Traded Funds (ETFs) on a risk-adjusted basis, constructing a diversified portfolio that reflects model strength. The goal is to deliver equity-like returns with lower volatility than equity indices over a full market cycle.

The Fund held four distinct asset classes at the start of the fiscal year. The allocation was 62.3% domestic equity, 8% international equity, 9.4% fixed income, 3.8% precious metals, and 16.5% in cash.

Multiple international ETFs showed strength in our model during the summer of 2025, and we increased the Fund’s international allocation to approximately 24% while dropping the Fund’s cash holdings to 2%. We slowly trimmed the international position down to roughly 12% when strength wavered in the fall and early 2026. The Fund’s domestic equity position held close to its starting value of 62.3% throughout the twelve months covered in this report. We had 70.3% of the Fund in domestic equity in early 2026 but quickly cut it to below 60% in March 2026. The Fund’s precious metals position did very well during the fiscal year but volatility and its decline in our model had us close out the Fund’s position in February. We closed out the Fund’s position in U.S. Treasury bonds in May. Although the Fund’s cash position hit a low of 1.77% in August, it slowly increased due to derisking the portfolio across all the asset classes.

The Fund ended the fiscal year with a conservative portfolio, with 63.4% in domestic equity, 11.4% in international equity, and 25.2% cash.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Table Summary
	North Square Tactical Growth Fund - Class C	Morningstar Moderately Aggressive Target Risk Index	Russell 3000® Index
May-2016	$10,000	$10,000	$10,000
May-2017	$11,164	$11,491	$11,769
May-2018	$12,391	$12,668	$13,542
May-2019	$11,905	$12,792	$13,880
May-2020	$12,587	$13,364	$15,471
May-2021	$16,014	$18,009	$22,264
May-2022	$14,953	$16,669	$21,444
May-2023	$15,000	$16,460	$21,880
May-2024	$17,415	$19,281	$27,916
May-2025	$18,940	$21,587	$31,578
May-2026	$23,001	$26,481	$40,876

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
North Square Tactical Growth Fund - Class C
Without Load	21.44%	7.51%	8.69%
With Load	20.44%	7.51%	8.69%
Morningstar Moderately Aggressive Target Risk Index	22.67%	8.02%	10.23%
Russell 3000® Index	29.45%	12.92%	15.12%

The performance results shown above in the line chart and the average annual total returns table for periods prior to June 11, 2021 represent the performance of the Stadion Tactical Growth Fund (the “Predecessor Fund”) which converted into the Fund and is attributable to the Fund moving forward. The Fund’s performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

The Morningstar Moderately Aggressive Target Risk Index is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/tactical-growth-fund/ for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Table Summary
Value	Value
Short-Term Investments	25.2%
Exchange-Traded Funds	74.8%

Fund Statistics

  Net Assets$616,473,701
  Number of Portfolio Holdings7
  Advisory Fee (net of waivers)$6,042,259
  Portfolio Turnover30%

Top Holdings (% of net assets)

Table Summary
Holding Name	% of Net Assets
First American Treasury Obligations Fund, Class X	25.2%
Invesco QQQ Trust, Series 1	18.3%
Vanguard Growth ETF	17.0%
State Street® SPDR® S&P 500® ETF Trust	15.9%
Vanguard Value ETF	12.2%
iShares® MSCI Eurozone ETF	8.0%
iShares® MSCI Canada ETF	3.4%

Material Fund Changes

This is a summary of certain Fund changes to the Fund since June 1, 2025. For more information, you may review the Fund’s next prospectus, which we expect to be available by September 28, 2026, at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/ or upon request at 1-855-551-5521.

On January 8, 2026, Azimut Group, via its U.S. subsidiary, Azimut U.S. Holdings Inc., acquired North Square Investments, LLC (the “Adviser”), the Fund’s investment adviser (the “Transaction”). The Transaction did not result in any material changes in the day-to-day management of the Fund, or the Adviser or to the Fund’s investment objective and principal investment strategies. The closing of the Transaction resulted in a change of control of the Adviser, which caused an “assignment” under the Investment Company Act of 1940, as amended, of the Fund’s then current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Prior Advisory Agreement”) and resulted in its automatic termination, effective as of the closing of the Transaction. The Transaction also resulted in a change of control of the Adviser’s affiliated sub-adviser, CSM Advisors, LLC (“CSM”). The Transaction also resulted in the termination of the then current sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between the Adviser and CSM.

A new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement") with substantially identical terms to the Prior Advisory Agreement, including the advisory fee rate, and a new sub-advisory agreement between the Adviser and the sub-adviser (the “New Sub-Advisory Agreement”), with substantially identical terms to the Prior Sub-Advisory Agreement were approved by the Trust’s Board of Trustees on October 7, 2025. The Board also approved interim investment advisory and sub-advisory agreements and an interim expense limitation agreement to permit continuity of management upon termination of the Prior Advisory Agreement and until shareholders approved the New Advisory Agreement. A joint special meeting of shareholders of the Fund (the “Special Shareholder Meeting”) was initially held on December 19, 2025, adjourned and reconvened from time to time until March 11, 2026, whereby shareholders of the Fund approved the New Advisory Agreement. The New Advisory Agreement and New Sub-Advisory Agreement did not result in any material changes to the Fund's investment objective and principal investment strategies or to its portfolio management. Additionally, a new expense limitation agreement with substantially the same terms as the prior expense limitation agreement with respect to the Fund, including the contractual expense cap, took effect with the approval of the New Advisory Agreement.

Where can I find additional information about the Fund?

Additional information is available on the Fund’s website (https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Tactical Growth Fund - Class C (ETFCX)

Annual Shareholder Report - May 31, 2026

TSR-AR 053126-ETFCX

North Square Tactical Growth Fund

Class I  (ETFOX)

Annual Shareholder Report - May 31, 2026

Fund Overview

This annual shareholder report contains important information about North Square Tactical Growth Fund (the “Fund”) for the period of June 1, 2025 to May 31, 2026. You can find additional information about the Fund at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period as described below in Material Fund Changes.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$145	1.30%

How did the Fund perform during the reporting period?

The Fund uses a proprietary model to quantitatively rank Exchange-Traded Funds (ETFs) on a risk-adjusted basis, constructing a diversified portfolio that reflects model strength. The goal is to deliver equity-like returns with lower volatility than equity indices over a full market cycle.

The Fund held four distinct asset classes at the start of the fiscal year. The allocation was 62.3% domestic equity, 8% international equity, 9.4% fixed income, 3.8% precious metals, and 16.5% in cash.

Multiple international ETFs showed strength in our model during the summer of 2025, and we increased the Fund’s international allocation to approximately 24% while dropping the Fund’s cash holdings to 2%. We slowly trimmed the international position down to roughly 12% when strength wavered in the fall and early 2026. The Fund’s domestic equity position held close to its starting value of 62.3% throughout the twelve months covered in this report. We had 70.3% of the Fund in domestic equity in early 2026 but quickly cut it to below 60% in March 2026. The Fund’s precious metals position did very well during the fiscal year but volatility and its decline in our model had us close out the Fund’s position in February. We closed out the Fund’s position in U.S. Treasury bonds in May. Although the Fund’s cash position hit a low of 1.77% in August, it slowly increased due to derisking the portfolio across all the asset classes.

The Fund ended the fiscal year with a conservative portfolio, with 63.4% in domestic equity, 11.4% in international equity, and 25.2% cash.

How has the Fund performed over the last ten years?

Total Return Based on $1,000,000 Investment

Table Summary
	North Square Tactical Growth Fund - Class I	Morningstar Moderately Aggressive Target Risk Index	Russell 3000® Index
May-2016	$1,000,000	$1,000,000	$1,000,000
May-2017	$1,127,880	$1,149,075	$1,176,911
May-2018	$1,264,195	$1,266,764	$1,354,171
May-2019	$1,225,989	$1,279,239	$1,387,975
May-2020	$1,310,360	$1,336,358	$1,547,084
May-2021	$1,684,163	$1,800,863	$2,226,434
May-2022	$1,587,562	$1,666,909	$2,144,414
May-2023	$1,608,638	$1,645,967	$2,188,046
May-2024	$1,886,136	$1,928,146	$2,791,575
May-2025	$2,073,120	$2,158,677	$3,157,783
May-2026	$2,542,876	$2,648,145	$4,087,601

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
North Square Tactical Growth Fund - Class I	22.66%	8.59%	9.78%
Morningstar Moderately Aggressive Target Risk Index	22.67%	8.02%	10.23%
Russell 3000® Index	29.45%	12.92%	15.12%

The performance results shown above in the line chart and the average annual total returns table for periods prior to June 11, 2021 represent the performance of the Stadion Tactical Growth Fund (the “Predecessor Fund”) which converted into the Fund and is attributable to the Fund moving forward. The Fund’s performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

The Morningstar Moderately Aggressive Target Risk Index is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/tactical-growth-fund/ for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Table Summary
Value	Value
Short-Term Investments	25.2%
Exchange-Traded Funds	74.8%

Fund Statistics

  Net Assets$616,473,701
  Number of Portfolio Holdings7
  Advisory Fee (net of waivers)$6,042,259
  Portfolio Turnover30%

Top Holdings (% of net assets)

Table Summary
Holding Name	% of Net Assets
First American Treasury Obligations Fund, Class X	25.2%
Invesco QQQ Trust, Series 1	18.3%
Vanguard Growth ETF	17.0%
State Street® SPDR® S&P 500® ETF Trust	15.9%
Vanguard Value ETF	12.2%
iShares® MSCI Eurozone ETF	8.0%
iShares® MSCI Canada ETF	3.4%

Material Fund Changes

This is a summary of certain Fund changes to the Fund since June 1, 2025. For more information, you may review the Fund’s next prospectus, which we expect to be available by September 28, 2026, at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/ or upon request at 1-855-551-5521.

On January 8, 2026, Azimut Group, via its U.S. subsidiary, Azimut U.S. Holdings Inc., acquired North Square Investments, LLC (the “Adviser”), the Fund’s investment adviser (the “Transaction”). The Transaction did not result in any material changes in the day-to-day management of the Fund, or the Adviser or to the Fund’s investment objective and principal investment strategies. The closing of the Transaction resulted in a change of control of the Adviser, which caused an “assignment” under the Investment Company Act of 1940, as amended, of the Fund’s then current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Prior Advisory Agreement”) and resulted in its automatic termination, effective as of the closing of the Transaction. The Transaction also resulted in a change of control of the Adviser’s affiliated sub-adviser, CSM Advisors, LLC (“CSM”). The Transaction also resulted in the termination of the then current sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between the Adviser and CSM.

A new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement") with substantially identical terms to the Prior Advisory Agreement, including the advisory fee rate, and a new sub-advisory agreement between the Adviser and the sub-adviser (the “New Sub-Advisory Agreement”), with substantially identical terms to the Prior Sub-Advisory Agreement were approved by the Trust’s Board of Trustees on October 7, 2025. The Board also approved interim investment advisory and sub-advisory agreements and an interim expense limitation agreement to permit continuity of management upon termination of the Prior Advisory Agreement and until shareholders approved the New Advisory Agreement. A joint special meeting of shareholders of the Fund (the “Special Shareholder Meeting”) was initially held on December 19, 2025, adjourned and reconvened from time to time until March 11, 2026, whereby shareholders of the Fund approved the New Advisory Agreement. The New Advisory Agreement and New Sub-Advisory Agreement did not result in any material changes to the Fund's investment objective and principal investment strategies or to its portfolio management. Additionally, a new expense limitation agreement with substantially the same terms as the prior expense limitation agreement with respect to the Fund, including the contractual expense cap, took effect with the approval of the New Advisory Agreement.

Where can I find additional information about the Fund?

Additional information is available on the Fund’s website (https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Tactical Growth Fund - Class I (ETFOX)

Annual Shareholder Report - May 31, 2026

TSR-AR 053126-ETFOX

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(e)	Not applicable.

(f)	See Item 19 (a)(1)

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.

(a)(2) David B. Boon and Donald J. Herrema are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

May 31, 2026	$244,249
May 31, 2025	$245,000

(b)	Audit-Related Fees. There fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

May 31, 2026	$1,000
May 31, 2025	$750

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

May 31, 2026	$67,600
May 31, 2025	$55,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees. The aggregate fees billed for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c) were as follows:

May 31, 2026	$0
May 31, 2025	$0

(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	All non-audit fees billed by the registrant’s accountant for services rendered to the registrant for the fiscal years ended May 31, 2026 and May 31, 2025, respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	Not applicable. The auditor performed no services for the registrant’s investment advisers or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Certain series of the registrant that appear in the shareholder report included in Item 1 are listed issuers as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and have a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee members are David B. Boon and Donald J. Herrema.

Item 6. Investments.

The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

The registrant’s Financial Statements are attached herewith.

ANNUAL FINANCIAL STATEMENTS
AND ADDITIONAL INFORMATION

NORTH SQUARE SPECTRUM ALPHA FUND

NORTH SQUARE DYNAMIC SMALL CAP FUND

NORTH SQUARE MULTI STRATEGY FUND

NORTH SQUARE PREFERRED AND INCOME SECURITIES FUND

NORTH SQUARE TACTICAL GROWTH FUND

NORTH SQUARE TACTICAL DEFENSIVE FUND

NORTH SQUARE CORE PLUS BOND FUND

NORTH SQUARE KENNEDY MICROCAP FUND

NORTH SQUARE SELECT SMALL CAP FUND

NORTH SQUARE ALTRINSIC INTERNATIONAL EQUITY FUND

NORTH SQUARE MCKEE BOND FUND

NORTH SQUARE STRATEGIC INCOME FUND

NORTH SQUARE SMALL CAP VALUE FUND

May 31, 2026

North Square Investments | www.northsquareinvest.com

North Square Funds

Table of Contents

Schedules of Investments	1

Statements of Assets and Liabilities	73

Statements of Operations	78

Statements of Changes in Net Assets	82

Financial Highlights	92

Notes to Financial Statements	115

Report of Independent Registered Public Accounting Firm	144

Supplemental Information	146

Additional Information	147

This report and the financial statements contained herein are provided for the general information of the shareholders of the North Square Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.northsquareinvest.com

North Square Spectrum Alpha Fund
SCHEDULE OF INVESTMENTS
May 31, 2026

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 1.4%
3,500	iShares® Russell 2000 ETF	$1,016,505
	TOTAL EXCHANGE-TRADED FUNDS (Cost $965,686)	1,016,505

	MUTUAL FUNDS — 98.5%
2,052,161	North Square Dynamic Small Cap Fund, Class I(a)(b)	39,134,703
1,014,675	North Square Kennedy MicroCap Fund, Class I(a)	15,280,998
1,112,968	North Square Select Small Cap Fund, Class I(a)	16,483,059
	TOTAL MUTUAL FUNDS (Cost $49,720,021)	70,898,760

	SHORT-TERM INVESTMENTS — 1.0%
708,785	First American Treasury Obligations Fund, Class X, 3.56%(c)	708,785
	TOTAL SHORT-TERM INVESTMENTS (Cost $708,785)	708,785
	TOTAL INVESTMENTS — 100.9% (Cost $51,394,492)	$72,624,050
	Liabilities in Excess of Other Assets — (0.9)%	(629,745)
	NET ASSETS — 100.0%	$71,994,305

(a)	Affiliated Company. See note 10.

(b)	Represents an investment greater than 25% of the Fund’s net assets. Performance of the Fund may be adversely impacted by concentrated investments in securities. As of May 31, 2026, the percentage of net assets invested in North Square Dynamic Small Cap Fund, Class I was 54.4% of the Fund.

(c)	Rate disclosed is the seven day effective yield as of May 31, 2026.

ETF - Exchange-Traded Funds

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS
May 31, 2026

Shares		Fair Value
	COMMON STOCKS — 112.5%
	COMMUNICATIONS — 1.7%
	ADVERTISING & MARKETING — 0.1%
64,300	Entravision Communications Corp., Class A	$583,844

	ENTERTAINMENT CONTENT — 0.6%
28,360	Sphere Entertainment Co.(a)	3,927,293

	INTERNET MEDIA & SERVICES — 0.3%
966,552	Nextdoor Holdings, Inc.(a)	2,039,425

	TELECOMMUNICATIONS — 0.7%
30,490	EchoStar Corp., Class A(a)	3,939,003
161,690	Gogo, Inc.(a)	738,923
8,663	IDT Corp., Class B	477,851
		5,155,777
	TOTAL COMMUNICATIONS	11,706,339

	CONSUMER DISCRETIONARY — 12.7%
	APPAREL & TEXTILE PRODUCTS — 0.5%
61,790	Levi Strauss & Co., Class A	1,433,528
21,314	Rocky Brands, Inc.	823,999
29,580	Steven Madden Ltd.	1,284,955
		3,542,482
	AUTOMOTIVE — 2.4%
211,083	Garrett Motion, Inc.	6,915,079
142,319	Holley, Inc.(a)	388,531
22,940	Lear Corp.	3,283,173
12,160	Modine Manufacturing Co.(a)	3,391,546
37,375	Motorcar Parts of America, Inc.(a)	413,367
61,814	Standard Motor Products, Inc.	2,422,491
		16,814,187
	CONSUMER SERVICES — 3.5%
40,590	Adtalem Global Education, Inc.(a)	4,781,502
46,920	Bright Horizons Family Solutions, Inc.(a)	2,938,131
28,127	Grand Canyon Education, Inc.(a)	4,214,831
121,917	Laureate Education, Inc., Class A(a)	3,900,125
13,550	Lincoln Educational Services Corp.(a)	627,636
35,267	Strategic Education, Inc.	2,706,742
53,045	Stride, Inc.(a)	4,900,297
		24,069,264
	E-COMMERCE DISCRETIONARY — 0.7%
89,230	FIGS, Inc., Class A(a)	1,049,345
194,521	Revolve Group, Inc.(a)	3,812,611
		4,861,956

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Shares		Fair Value
	COMMON STOCKS (continued)
	CONSUMER DISCRETIONARY (continued)
	HOME CONSTRUCTION — 1.2%
144,635	Taylor Morrison Home Corp.(a)	$8,461,148

	LEISURE FACILITIES & SERVICES — 2.2%
161,332	Accel Entertainment, Inc.(a)	1,918,238
102,299	Madison Square Garden Entertainment Corp.(a)	7,215,148
12,617	Monarch Casino & Resort, Inc.	1,517,320
376,250	Super Group (SGHC) Ltd.	4,684,313
		15,335,019
	RETAIL - DISCRETIONARY — 2.2%
16,270	Abercrombie & Fitch Co., Class A(a)	1,256,369
142,170	American Eagle Outfitters, Inc.	2,246,286
18,180	Signet Jewelers Ltd.	1,588,750
74,449	Urban Outfitters, Inc.(a)	5,408,720
79,720	Victoria’s Secret & Co.(a)	4,384,600
		14,884,725
	TOTAL CONSUMER DISCRETIONARY	87,968,781

	CONSUMER STAPLES — 1.8%
	BEVERAGES — 0.7%
10,610	Coca-Cola Consolidated, Inc.	1,838,289
33,972	Vita Coco Co., Inc. (The)(a)	2,552,316
65,803	Westrock Coffee Co.(a)	528,398
		4,919,003
	FOOD — 1.1%
384,764	Dole PLC	5,382,848
6,536	John B Sanfilippo & Son, Inc.	489,612
53,683	Nature’s Sunshine Products, Inc.(a)	1,142,374
27,715	USANA Health Sciences, Inc.(a)	507,185
		7,522,019
	TOTAL CONSUMER STAPLES	12,441,022

	ENERGY — 7.9%
	OIL & GAS PRODUCERS — 2.8%
176,170	CNX Resources Corp.(a)	5,935,167
347,739	Kimbell Royalty Partners, L.P.	5,219,562
193,180	Kosmos Energy Ltd.(a)	540,904
7,940	Par Pacific Holdings, Inc.(a)	445,911
85,283	PBF Energy, Inc., Class A	3,471,018
21,728	Summit Midstream Corp.(a)	579,051
785,554	W&T Offshore, Inc.	2,890,839
		19,082,452
	OIL & GAS SERVICES & EQUIPMENT — 2.7%
110,660	Bristow Group, Inc.	4,607,882

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Shares		Fair Value
	COMMON STOCKS (continued)
	ENERGY (continued)
	OIL & GAS SERVICES & EQUIPMENT (continued)
157,922	Flotek Industries, Inc.(a)	$3,150,544
54,612	Forum Energy Technologies, Inc.(a)	2,742,615
103,382	Matrix Service Co.(a)	1,357,406
28,060	National Energy Services Reunited Corp.(a)	683,261
197,510	Oil States International, Inc.(a)	1,678,835
126,572	Ranger Energy Services, Inc.	1,956,803
34,610	Seadrill Ltd.(a)	1,632,554
108,360	Transocean Ltd.(a)	670,748
		18,480,648
	RENEWABLE ENERGY — 2.4%
235,113	Alto Ingredients, Inc.(a)	1,281,366
127,000	American Superconductor Corp.(a)	6,469,380
31,693	EnerSys	7,225,053
120,059	Green Plains, Inc.(a)	1,881,325
		16,857,124
	TOTAL ENERGY	54,420,224

	FINANCIALS — 14.5%
	ASSET MANAGEMENT — 1.1%
87,007	F&G Annuities & Life, Inc.	2,411,834
81,081	GCM Grosvenor, Inc.	861,891
22,200	Oppenheimer Holdings, Inc., Class A	2,035,074
8,686	Virtus Investment Partners, Inc.	1,242,359
113,510	Webull Corp.(a)	726,464
		7,277,622
	BANKING — 6.8%
53,023	Axos Financial, Inc.(a)	4,608,229
69,750	Banc of California, Inc.	1,340,595
40,567	Bank of Marin Bancorp	1,048,251
21,636	Bank OZK	1,046,966
14,294	Bankwell Financial Group, Inc.	747,862
27,770	Beacon Financial Corp.	807,829
94,165	California BanCorp	1,787,252
100,782	Carter Bankshares, Inc.	2,751,349
1,795	CF Bankshares, Inc.	51,193
84,831	Colony Bankcorp, Inc.	1,679,654
27,221	Community West Bancshares	653,576
69,167	FVCBankcorp, Inc.	1,091,455
138,999	Kearny Financial Corp.	1,145,352
100,485	Live Oak Bancshares, Inc.	3,821,445
17,849	Meridian Corp.	320,925
5,900	Metropolitan Bank Holding Corp.	528,168
84,506	Midland States Bancorp, Inc.	2,349,267

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Shares		Fair Value
	COMMON STOCKS (continued)
	FINANCIALS (continued)
	BANKING (continued)
110,437	Northfield Bancorp, Inc.	$1,565,997
30,310	Northpointe Bancshares, Inc.	517,695
82,830	OFG Bancorp	3,773,735
66,615	Orrstown Financial Services, Inc.	2,473,415
66,734	Peapack Gladstone Financial Corp.	2,886,246
25,147	Ponce Financial Group, Inc.(a)	474,775
97,052	Primis Financial Corp.	1,400,460
27,470	RBB Bancorp	657,082
104,598	Shore Bancshares, Inc.	2,160,995
20,529	Southern First Bancshares, Inc.(a)	1,185,960
25,348	Southern Missouri Bancorp, Inc.	1,750,533
14,197	Third Coast Bancshares, Inc.(a)	543,177
12,890	Timberland Bancorp, Inc.	523,076
34,634	Univest Financial Corp.	1,365,965
		47,058,479
	INSTITUTIONAL FINANCIAL SERVICES — 2.4%
554,744	BGC Group, Inc., Class A	5,797,075
163,600	Marex Group PLC	8,660,984
45,290	Virtu Financial, Inc., Class A	2,271,293
		16,729,352
	INSURANCE — 3.0%
33,590	Hamilton Insurance Group Ltd., Class B(a)	994,600
89,160	Jackson Financial, Inc.	9,193,287
97,700	Kemper Corp.	2,410,259
54,956	Mercury General Corp.	5,387,337
114,819	Pelagos Insurance Capital Ltd.	2,477,794
4,940	Selective Insurance Group, Inc.	427,508
		20,890,785
	SPECIALTY FINANCE — 1.2%
101,250	Applied Digital Corp.(a)	4,787,100
189,880	LendingClub Corp.(a)	3,389,358
		8,176,458
	TOTAL FINANCIALS	100,132,696

	HEALTH CARE — 17.9%
	BIOTECH & PHARMA — 13.5%
131,780	ADMA Biologics, Inc.(a)	1,051,604
74,184	Agios Pharmaceuticals, Inc.(a)	2,181,009
35,663	Axsome Therapeutics, Inc.(a)	8,362,260
92,540	Bicara Therapeutics, Inc.(a)	2,012,745
57,050	BridgeBio Pharma, Inc.(a)	3,780,133
153,703	Celldex Therapeutics, Inc.(a)	4,830,885
37,100	Cogent Biosciences, Inc.(a)	1,297,016

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Shares		Fair Value
	COMMON STOCKS (continued)
	HEALTH CARE (continued)
	BIOTECH & PHARMA (continued)
143,991	Design Therapeutics, Inc.(a)	$1,509,026
153,730	Dyne Therapeutics, Inc.(a)	2,971,601
298,583	Fortrea Holdings, Inc.(a)	4,595,192
21,280	Harmony Biosciences Holdings, Inc.(a)	672,235
162,771	Janux Therapeutics, Inc.(a)	2,374,829
76,890	Kodiak Sciences, Inc.(a)	2,822,632
50,224	Liquidia Corp.(a)	3,106,857
154,404	Mineralys Therapeutics, Inc.(a)	4,863,726
485,011	Nuvation Bio, Inc.(a)	2,318,352
49,700	Ocular Therapeutix, Inc.(a)	447,797
131,417	ORIC Pharmaceuticals, Inc.(a)	1,110,474
13,830	Protagonist Therapeutics, Inc.(a)	1,376,915
10,670	Rapport Therapeutics, Inc.(a)	421,465
431,123	Savara, Inc.(a)	2,241,840
102,301	Septerna, Inc.(a)	3,089,490
200,532	Shattuck Labs, Inc.(a)	1,193,165
82,008	Solid Biosciences, Inc.(a)	601,939
271,410	Syndax Pharmaceuticals, Inc.(a)	5,316,922
79,720	Tango Therapeutics, Inc.(a)	1,752,246
44,450	Travere Therapeutics, Inc.(a)	2,097,151
97,364	Tyra Biosciences, Inc.(a)	3,252,931
45,410	Ultragenyx Pharmaceutical, Inc.(a)	1,087,115
79,910	Vaxcyte, Inc.(a)	4,107,374
165,405	Vir Biotechnology, Inc.(a)	1,577,964
128,887	Viridian Therapeutics, Inc.(a)	2,270,989
707,270	WAVE Life Sciences Ltd.(a)	4,653,837
87,867	Xenon Pharmaceuticals, Inc.(a)	4,808,961
486,738	Xeris Biopharma Holdings, Inc.(a)	2,998,306
		93,156,983
	HEALTH CARE FACILITIES & SERVICES — 1.6%
414,057	Aveanna Healthcare Holdings, Inc.(a)	2,968,789
66,480	BrightSpring Health Services, Inc.(a)	4,100,486
100,715	InnovAge Holding Corp.(a)	764,427
95,620	PACS Group, Inc.(a)	3,504,473
		11,338,175
	MEDICAL EQUIPMENT & DEVICES — 2.8%
54,438	Bioventus, Inc.(a)	463,267
582,585	Butterfly Network, Inc.(a)	2,650,762
432,966	Cerus Corp.(a)	1,316,217
12,500	Conmed Corp.	446,250
192,363	Delcath Systems, Inc.(a)	2,073,673
124,070	Envista Holdings Corp.(a)	2,921,848

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Shares		Fair Value
	COMMON STOCKS (continued)
	HEALTH CARE (continued)
	MEDICAL EQUIPMENT & DEVICES (continued)
28,861	iRadimed Corp.	$2,616,538
91,663	NeuroPace, Inc.(a)	1,516,106
164,490	NovoCure Ltd.(a)	2,802,910
227,646	RxSight, Inc.(a)	1,213,353
125,816	Varex Imaging Corp.(a)	1,287,098
		19,308,022
	TOTAL HEALTH CARE	123,803,180

	INDUSTRIALS — 22.9%
	AEROSPACE & DEFENSE — 2.3%
8,870	AAR Corp.(a)	998,939
112,550	Amprius Technologies, Inc.(a)	2,282,514
47,590	Astronics Corp.(a)	4,140,330
137,161	Innovative Solutions and Suport, Inc.(a)	2,364,656
17,271	Moog, Inc., Class A	6,217,042
		16,003,481
	COMMERCIAL SUPPORT SERVICES — 2.0%
12,490	CorVel Corp.(a)	771,257
65,953	GEO Group, Inc. (The)(a)	1,495,155
55,323	Innodata, Inc.(a)	5,807,809
71,509	V2X Inc.(a)	5,944,543
		14,018,764
	ELECTRICAL EQUIPMENT — 4.8%
1,550	Argan, Inc.	1,033,881
20,380	Atmus Filtration Technologies, Inc.	953,376
102,660	Babcock & Wilcox Enterprises, Inc.(a)	1,894,077
40,136	Bloom Energy Corp., Class A(a)	11,438,760
169,071	Evolv Technologies Holdings, Inc.(a)	1,090,508
10,831	Napco Security Technologies, Inc.	406,487
98,489	nLight, Inc.(a)	7,300,005
4,320	Powell Industries, Inc.	1,228,694
24,274	Watts Water Technologies, Inc., Class A	7,500,181
		32,845,969
	ENGINEERING & CONSTRUCTION — 8.3%
143,989	Centuri Holdings, Inc.(a)	4,426,222
74,477	Energy Services of America Corp.	1,111,942
44,463	Everus Construction Group, Inc.(a)	6,614,760
109,093	Frontdoor, Inc.(a)	6,771,402
13,450	Granite Construction, Inc.	1,840,498
96,945	MISTRAS Group, Inc.(a)	1,704,293
16,806	MYR Group, Inc.(a)	7,815,798
135,391	Orion Group Holdings, Inc.(a)	1,862,980

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Shares		Fair Value
	COMMON STOCKS (continued)
	INDUSTRIALS (continued)
	ENGINEERING & CONSTRUCTION (continued)
62,029	Primoris Services Corp.	$7,802,008
10,970	Sterling Infrastructure, Inc.(a)	9,443,415
147,908	TSS, Inc.(a)	2,437,524
79,302	Tutor Perini Corp.	5,669,300
		57,500,142
	INDUSTRIAL INTERMEDIATE PRODUCTS — 0.7%
18,673	Mueller Industries, Inc.	2,401,348
25,400	Xometry, Inc., Class A(a)	2,420,366
		4,821,714
	INDUSTRIAL SUPPORT SERVICES — 0.2%
38,390	Custom Truck One Source, Inc.(a)	367,776
13,510	Rush Enterprises, Inc., Class A	936,648
		1,304,424
	MACHINERY — 1.8%
52,038	Douglas Dynamics, Inc.	2,318,293
79,163	Eastman Kodak Co.(a)	785,297
10,450	Ichor Holdings Ltd.(a)	747,384
81,990	Kennametal, Inc.	2,689,272
111,331	Luxfer Holdings PLC	1,895,967
116,493	Manitowoc Company, Inc. (The)(a)	1,378,112
106,330	Mueller Water Products, Inc., Class A	2,680,579
		12,494,904
	MARINE TRANSPORTATION — 0.9%
34,085	Matson, Inc.	6,179,611

	TRANSPORTATION & LOGISTICS — 1.9%
24,660	Ardmore Shipping Corp.	396,533
15,345	Covenant Logistics Group, Inc., Class A	609,196
101,420	DHT Holdings, Inc.	1,655,174
13,360	Dorian LPG Ltd.	537,339
40,648	Genco Shipping & Trading Ltd.	977,991
35,350	Himalaya Shipping Ltd.	521,413
26,990	Kirby Corp.(a)	3,794,524
244,691	Pangaea Logistics Solutions Ltd.	1,852,311
190,571	Safe Bulkers, Inc.	1,191,069
18,800	Scorpio Tankers, Inc.	1,400,788
		12,936,338
	TOTAL INDUSTRIALS	158,105,347

	MATERIALS — 5.8%
	CHEMICALS — 2.1%
40,520	Balchem Corp.	6,350,699

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Shares		Fair Value
	COMMON STOCKS (continued)
	MATERIALS (continued)
	CHEMICALS (continued)
133,210	Mosaic Co. (The)	$3,183,719
40,810	Olin Corp.	1,055,755
58,307	Perimeter Solutions, Inc.(a)	1,882,150
246,640	Tronox Holdings PLC, Class A	1,960,788
		14,433,111
	CONSTRUCTION MATERIALS — 0.4%
5,423	NWPX Infrastructure, Inc.(a)	639,697
18,823	United States Lime & Minerals, Inc.	2,145,634
		2,785,331
	CONTAINERS & PACKAGING — 0.4%
105,590	Ardagh Metal Packaging SA	425,528
40,172	Karat Packaging, Inc.	1,089,465
178,757	Ranpak Holdings Corp.(a)	1,233,423
		2,748,416
	FORESTRY, PAPER & WOOD PRODUCTS — 0.3%
210,457	Magnera Corp.(a)	2,392,896

	METALS & MINING — 2.0%
6,810	Century Aluminum Co.(a)	449,256
88,935	Coeur Mining, Inc.	1,718,224
172,323	Constellium SE, Class A(a)	5,903,786
512,924	Dakota Gold Corp.(a)	2,954,442
90,650	Ivanhoe Electric, Inc.(a)	1,220,149
9,070	Kaiser Aluminum Corp.	1,651,103
		13,896,960
	STEEL — 0.6%
303,226	Cleveland-Cliffs, Inc.(a)	4,123,873
	TOTAL MATERIALS	40,380,587

	REAL ESTATE — 5.4%
	REAL ESTATE SERVICES — 1.4%
467,846	Cushman & Wakefield Ltd.(a)	5,820,004
290,608	Newmark Group, Inc., Class A	4,059,794
		9,879,798
	REIT — 4.0%
131,770	American Assets Trust, Inc.	3,070,241
87,390	CareTrust REIT, Inc.	3,567,260
57,948	Chatham Lodging Trust	628,736
51,730	EPR Properties	2,951,197
184,017	Industrial Logistics Properties Trust	1,650,632
7,350	National Health Investors, Inc.	538,682
220,645	Outfront Media, Inc.	7,113,595

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Shares		Fair Value
	COMMON STOCKS (continued)
	REAL ESTATE (continued)
	REIT (continued)
91,037	Postal Realty Trust, Inc., Class A	$2,097,492
154,370	Sabra Health Care REIT, Inc.	3,070,419
197,292	Safehold, Inc.	2,953,461
		27,641,715
	TOTAL REAL ESTATE	37,521,513

	TECHNOLOGY — 19.1%
	SEMICONDUCTORS — 4.5%
9,260	Aehr Test Systems(a)	854,976
121,656	Ambarella, Inc.(a)	8,781,130
5,020	Ambiq Micro, Inc.(a)	399,893
49,742	Arteris, Inc.(a)	1,788,225
61,460	Cohu, Inc.(a)	3,242,015
48,397	Kulicke & Soffa Industries, Inc.	4,931,170
24,689	MaxLinear, Inc., Class A(a)	2,294,349
157,910	Navitas Semiconductor Corp.(a)	4,200,406
4,260	Semtech Corp.(a)	649,821
1,500	SiTime Corp.(a)	1,065,300
56,720	Vishay Intertechnology, Inc.	2,952,276
		31,159,561
	SOFTWARE — 7.8%
595,609	8x8, Inc.(a)	1,232,911
98,826	Alarm.com Holdings, Inc.(a)	4,458,041
29,380	Appian Corp., Class A(a)	687,492
86,402	Bandwidth, Inc., Class A(a)	5,613,538
77,300	BILL Holdings, Inc.(a)	2,861,646
128,571	Cerence, Inc.(a)	1,653,423
59,655	Donnelley Financial Solutions, Inc.(a)	2,367,707
27,240	Elastic NV(a)	1,762,428
105,440	Evolent Health, Inc., Class A(a)	416,488
162,663	Fastly, Inc., Class A(a)	2,889,708
332,522	Five9, Inc.(a)	8,096,911
467,186	Freshworks, Inc., Class A(a)	4,536,376
46,960	GigaCloud Technology, Inc., Class A(a)	1,692,438
26,290	IonQ, Inc.(a)	1,894,720
22,730	Mitek Systems, Inc.(a)	390,501
97,480	Netskope, Inc.(a)	1,183,407
244,652	Phreesia, Inc.(a)	2,412,269
63,341	Planet Labs PBC, Class A(a)	3,239,259
68,880	Quantum Computing, Inc.(a)	823,805
252,850	SentinelOne, Inc., Class A(a)	4,184,667
88,090	UiPath, Inc., Class A(a)	1,032,415
		53,430,150

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Shares		Fair Value
	COMMON STOCKS (continued)
	TECHNOLOGY (continued)
	TECHNOLOGY HARDWARE — 4.8%
10,160	Applied Optoelectronics, Inc.(a)	$1,609,446
42,510	Avnet, Inc.	3,695,394
30,260	Credo Technology Group Holding Ltd.(a)	7,142,268
19,810	D-Wave Quantum, Inc.(a)	597,074
7,338	Fabrinet(a)	4,800,226
16,230	NCR Atleos Corp.(a)	723,858
17,790	NextNav, Inc.(a)	366,830
31,750	Rigetti Computing, Inc.(a)	810,895
29,140	TTM Technologies, Inc.(a)	5,062,201
27,720	Viasat, Inc.(a)	2,234,786
8,530	Vicor Corp.(a)	2,856,185
161,030	Vistance Networks, Inc.(a)	2,009,654
171,275	Xperi, Inc.(a)	1,361,636
		33,270,453
	TECHNOLOGY SERVICES — 2.0%
38,900	Bitdeer Technologies Group(a)	680,361
73,030	Cipher Digital, Inc.(a)	1,727,159
80,030	Cleanspark, Inc.(a)	1,463,749
98,459	ExlService Holdings, Inc.(a)	2,858,265
91,820	Genpact Ltd.	3,025,469
207,502	Telos Corp.(a)	993,934
122,810	TeraWulf, Inc.(a)	3,139,024
		13,887,961
	TOTAL TECHNOLOGY	131,748,125

	UTILITIES — 2.8%
	ELECTRIC UTILITIES — 2.4%
139,220	Avista Corp.	5,773,454
6,090	Oklo, Inc.(a)	407,299
142,960	Portland General Electric Co.	7,165,155
277,391	XPLR Infrastructure LP(a)	3,461,840
		16,807,748
	GAS & WATER UTILITIES — 0.4%
29,040	Southwest Gas Holdings, Inc.	2,503,538
	TOTAL UTILITIES	19,311,286
	TOTAL COMMON STOCKS (Cost $643,865,301)	777,539,100

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 0.1%
3,322	iShares® Russell 2000 ETF	$964,808
	TOTAL EXCHANGE-TRADED FUNDS (Cost $915,323)	964,808

	RIGHTS — 0.0%(b)
	HEALTH CARE — 0.0%(b)
29,400	Novartis A.G. CVR(a)	—
	TOTAL RIGHTS (Cost $–)	—

	SHORT-TERM INVESTMENTS — 0.4%
2,818,512	First American Treasury Obligations Fund, Class X, 3.56%(c)	2,818,512
	TOTAL SHORT-TERM INVESTMENTS (Cost $2,818,512)	2,818,512
	TOTAL INVESTMENTS — 113.0% (Cost $647,599,136)	$781,322,420
	Liabilities in Excess of Other Assets — (13.0)%	(90,064,881)
	NET ASSETS — 100.0%	$691,257,539

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

(c)	Rate disclosed is the seven day effective yield as of May 31, 2026.

ETF - Exchange-Traded Funds

See accompanying Notes to Financial Statements.

North Square Multi Strategy Fund
SCHEDULE OF INVESTMENTS
May 31, 2026

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 53.9%
13,500	Invesco® S&P 500® GARP ETF	$1,621,890
20,200	iShares® MSCI EAFE ETF	2,116,960
15,000	iShares® MSCI Emerging Markets ETF	1,029,000
168,931	North Square RCIM Tax-Advantaged Preferred and Income Securities ETF(a)	4,319,093
20,400	Vanguard® Dividend Appreciation ETF	4,786,860
50,800	Vanguard® Growth ETF	4,551,680
12,485	Vanguard® Value ETF	2,644,947
	TOTAL EXCHANGE-TRADED FUNDS (Cost $15,862,129)	21,070,430

	MUTUAL FUNDS — 45.1%
361,758	North Square Altrinsic International Equity Fund, Class I(a)	4,536,441
327,986	North Square Dynamic Small Cap Fund, Class I(a)	6,254,693
90,491	North Square Kennedy MicroCap Fund, Class I(a)	1,362,790
354,336	North Square McKee Bond, Class I(a)	3,132,327
80,293	North Square Select Small Cap Fund, Class I(a)	1,189,146
117,700	North Square Strategic Income Fund, Class I(a)	1,164,049
	TOTAL MUTUAL FUNDS (Cost $13,412,594)	17,639,446

	SHORT-TERM INVESTMENTS — 1.0%
408,111	First American Treasury Obligations Fund, Class X, 3.56%(b)	408,111
	TOTAL SHORT-TERM INVESTMENTS (Cost $408,111)	408,111
	TOTAL INVESTMENTS — 100.0% (Cost $29,682,834)	$39,117,987
	Liabilities in Excess of Other Assets — 0.0%(c)	(7,314)
	NET ASSETS — 100.0%	$39,110,673

(a)	Affiliated Company. See note 10.

(b)	Rate disclosed is the seven day effective yield as of May 31, 2026.

(c)	Percentage rounds to less than 0.1%.

ETF - Exchange-Traded Funds

MSCI - Morgan Stanley Capital International

See accompanying Notes to Financial Statements.

North Square Preferred and Income Securities Fund
SCHEDULE OF INVESTMENTS
May 31, 2026

Shares		Fair Value
	PREFERRED STOCKS — 1.6%
	FINANCIALS — 1.2%
	BANKING — 1.2%
1,532	Bank Of America Corp., Series L, 7.25%	$1,848,036
2,368	Wells Fargo & Co., Series L, 7.50%(a)	2,778,422
		4,626,458
	TOTAL FINANCIALS	4,626,458

	UTILITIES — 0.4%
	ELECTRIC UTILITIES — 0.4%
18,373	NextEra Energy, Inc., 7.30%	972,116
10,837	Southern Co. (The), Series A, 7.13%	545,101
		1,517,217
	TOTAL UTILITIES	1,517,217
	TOTAL PREFERRED STOCKS (Cost $6,368,092)	6,143,675

	EXCHANGE-TRADED FUNDS — 1.3%
189,692	North Square RCIM Tax-Advantaged Preferred and Income Securities ETF(b)	4,849,893
	TOTAL EXCHANGE-TRADED FUNDS (Cost $4,800,323)	4,849,893

Principal
Amount ($)
	CORPORATE BONDS — 89.4%
	COMMUNICATIONS — 10.9%
	ENTERTAINMENT CONTENT — 1.1%
5,000,000	Paramount Global, 6.25%, 2/28/57(c)	4,100,000

	TELECOMMUNICATIONS — 9.8%
4,800,000	Bell Canada, 7.00%, 9/15/55 (H15T5Y + 236bps)(c)	4,960,771
11,000,000	Rogers Communications, Inc., 7.13%, 4/15/55 (H15T5Y + 262bps)(c)	11,410,404
8,000,000	TELUS Corp., 7.00%, 10/15/55(c)	8,239,816
8,800,000	Verizon Communications, Inc., 6.05%, 5/14/58 (H15T5Y + 181bps)(c)	8,917,973
5,000,000	Vodafone Group PLC, 5.13%, 6/04/81 (H15T5Y + 307bps)(c)	3,921,472
		37,450,436
	TOTAL COMMUNICATIONS	41,550,436

	ENERGY — 15.7%
	OIL & GAS PRODUCERS — 15.7%
5,000,000	BP Capital Markets PLC, 6.13%, 6/18/55 (H15T5Y + 167bps)(a)(c)	5,110,270
5,500,000	Enbridge, Inc., 7.20%, 6/27/54 (H15T5Y + 297bps)(c)	5,873,697
2,000,000	Enbridge, Inc., 5.50%, 7/15/77 (TSFR1M + 368bps)(c)	1,996,323
1,000,000	Enbridge, Inc., 5.75%, 7/15/80(c)	1,009,821
11,815,000	Energy Transfer LP, 6.63%, 2/15/72 (SOFR + 416bps)(a)(c)	11,959,816
6,000,000	Petroleos Mexicanos, 6.63%, 9/28/99(a)	4,628,550
3,000,000	Phillips 66 Co., 5.88%, 3/15/56 (H15T5Y + 228bps)(c)	2,983,586

See accompanying Notes to Financial Statements.

North Square Preferred and Income Securities Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Principal
Amount ($)		Fair Value
	CORPORATE BONDS (continued)
	ENERGY (continued)
	OIL & GAS PRODUCERS (continued)
9,000,000	Phillips 66 Co., 6.20%, 3/15/56 (H15T5Y + 217bps)(c)	$9,054,234
8,225,000	South Bow Canadian Infrastructure Holdings Ltd., 7.50%, 3/01/55(c)	8,802,510
2,892,000	Transcanada Trust, 5.30%, 3/15/77 (SOFRRATE + 321bps)(c)	2,889,457
2,000,000	Transcanada Trust, 5.50%, 9/15/79(c)	1,996,408
3,720,000	Venture Global LNG, Inc., 9.00%, 12/31/99(a)(c)(d)	3,675,685
		59,980,357
	TOTAL ENERGY	59,980,357

	FINANCIALS — 27.1%
	ASSET MANAGEMENT — 5.3%
10,000,000	Charles Schwab Corp. (The), 4.00%, 12/31/49 (H15T10Y + 308bps)(a)(c)	9,351,550
3,800,000	UBS Group AG, 7.13%, 12/31/49 (USISSO05 + 318bps)(a)(c)(d)	3,868,020
8,000,000	UBS Group AG, 4.38%, 8/10/71(a)(c)	7,313,214
		20,532,784
	BANKING — 20.5%
2,000,000	Banco Bilbao Vizcaya Argentaria SA, 6.13%, 2/16/49 (USSW5 + 387bps)(a)(c)	2,004,494
6,000,000	Banco Santander SA, 8.00%, 12/31/49 (H15T5Y + 391bps)(a)(c)	6,440,604
7,500,000	Bank of America Corp., 6.63%, 12/31/49(a)(c)	7,756,830
10,000,000	Citigroup, Inc., 6.95%, 2/15/80 (H15T5Y + 273bps)(a)(c)	10,211,920
2,000,000	Citigroup, Inc., 6.63%, 5/15/99(a)	2,031,918
6,405,000	Citizens Financial Group, Inc., 4.00%, 10/06/71(a)(c)	6,360,492
6,800,000	HSBC Holdings PLC, 4.60%, 12/31/99 (H15T5Y + 365bps)(a)(c)	6,373,119
6,000,000	Huntington Bancshares, Inc., 6.25%, 10/15/80 (H15T5Y + 265bps)(a)(c)	6,004,782
3,500,000	ING Groep NV, 4.25%, 10/16/69 (H15T5Y + 286bps)(a)(c)	3,172,295
12,000,000	Nordea Bank Abp, 6.75%, 11/10/88 (H15T5Y + 272bps)(a)(c)(d)	12,173,208
10,000,000	Royal Bank of Canada, 6.50%, 11/24/85	9,823,970
6,000,000	Svenska Handelsbanken AB, 4.75%, 3/01/71(a)(c)	5,699,767
		78,053,399
	INSTITUTIONAL FINANCIAL SERVICES — 1.3%
4,839,000	Bank of New York Mellon Corp., 4.63%, 12/20/49	4,829,382
	TOTAL FINANCIALS	103,415,565

	HEALTH CARE — 2.5%
	HEALTH CARE FACILITIES & SERVICES — 2.5%
4,000,000	CVS Health Corp., 6.75%, 12/10/54 (H15T5Y + 252bps)(c)	4,173,040
5,000,000	CVS Health Corp., 7.00%, 3/10/55 (H15T5Y + 289bps)(c)	5,213,297
		9,386,337
	TOTAL HEALTH CARE	9,386,337

See accompanying Notes to Financial Statements.

North Square Preferred and Income Securities Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Principal
Amount ($)		Fair Value
	CORPORATE BONDS (continued)
	MATERIALS — 1.6%
	CHEMICALS — 1.6%
8,400,000	FMC Corp., 8.45%, 11/01/55(c)	$6,267,391
	TOTAL MATERIALS	6,267,391

	UTILITIES — 31.6%
	ELECTRIC UTILITIES — 29.1%
7,000,000	Algonquin Power & Utilities Corp., 4.75%, 1/18/82(c)	6,957,337
9,500,000	American Electric Power Co., Inc., 6.05%, 3/15/56 (H15T5Y + 194bps)(c)	9,425,472
7,650,000	CenterPoint Energy, Inc., 6.85%, 2/15/55 (H15T5Y + 295bps)(c)	8,075,470
9,000,000	Dominion Energy, Inc., 6.20%, 2/15/56 (H15T10Y + 2bps)(c)	9,062,523
8,500,000	Duke Energy Corp., 6.45%, 9/01/54 (H15T5Y + 259bps)(c)	8,858,590
8,000,000	Emera, Inc., 6.75%, 6/15/76(c)	8,005,136
2,000,000	EUSHI Finance, Inc., 7.63%, 12/15/54	2,084,354
1,000,000	EUSHI Finance, Inc., 6.25%, 4/01/56 (H15T5Y + 251bps)(c)	993,378
4,078,000	Evergy, Inc., 6.65%, 6/01/55 (H15T5Y + 256bps)(c)	4,168,336
5,000,000	Eversource Energy, 6.35%, 8/15/56 (H15T5Y + 233bps)(c)	5,015,185
10,000,000	Exelon Corp., 6.50%, 3/15/55 (H15T5Y + 198bps)(c)	10,358,190
8,700,000	NextEra Energy Capital Holdings, Inc., 6.50%, 8/15/55 (H15T5Y + 198bps)(c)	9,018,829
10,792,000	NiSource, Inc., 6.38%, 3/31/55 (H15T5Y + 253bps)(c)	11,056,652
6,648,000	NRG Energy, Inc., 10.25%, 12/31/49 (H15T5Y + 592bps)(a)(c)(d)	7,252,888
9,762,000	Vistra Corp., 8.88%, 12/31/49 (H15T5Y + 505bps)(a)(c)	10,507,133
		110,839,473
	GAS & WATER UTILITIES — 2.5%
8,000,000	AltaGas Ltd., 7.20%, 10/15/54 (H15T5Y + 357bps)(c)(d)	8,342,032
1,000,000	Southern Company Gas Capital Corp., 6.05%, 9/15/56(c)	1,005,111
		9,347,143
	TOTAL UTILITIES	120,186,616
	TOTAL CORPORATE BONDS (Cost $335,523,225)	340,786,702

	U.S. GOVERNMENT & AGENCIES — 2.1%
	U.S. TREASURY NOTES — 2.1%
6,000,000	United States Treasury Note/Bond, 3.88%, 3/31/28	5,986,992
2,000,000	United States Treasury Note/Bond, 3.50%, 3/15/29	1,971,641
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $7,991,909)	7,958,633

See accompanying Notes to Financial Statements.

North Square Preferred and Income Securities Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 3.9%
14,682,252	First American Treasury Obligations Fund, Class X, 3.56%(e)	$14,682,252
	TOTAL SHORT-TERM INVESTMENTS (Cost $14,682,252)	14,682,252
	TOTAL INVESTMENTS — 98.3% (Cost $369,365,801)	$374,421,155
	Other Assets in Excess of Liabilities — 1.7%	6,477,379
	NET ASSETS — 100.0%	$380,898,534

(a)	Security is perpetual in nature and has no stated maturity date.

(b)	Affiliated Company. See note 10.

(c)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of May 31, 2026. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(d)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2026 the total market value of 144A securities is $35,311,833 or 9.3% of net assets.

(e)	Rate disclosed is the seven day effective yield as of May 31, 2026.

H15T5Y - 5-Year U.S. Treasury Constant Maturity Rate

ETF - Exchange-Traded Fund

SOFR - Secured Overnight Financing Rate

TSFR1M - 1-Month CME Term SOFR Reference Rate

USSW5 - USD 5 Years Interest Rate Swap Bond Yield

See accompanying Notes to Financial Statements.

North Square Preferred and Income Securities Fund
SCHEDULE OF CREDIT DEFAULT SWAP CONTRACTS
May 31, 2026

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Amortized
Upfront
					Payments	Unrealized
	Fixed Deal	Maturity	Notional		Paid/	Appreciation
Description	(Pay) Rate	Date	Value	Fair Value	(Received)	(Depreciation)
CDX.NA.IG Series 46*	1.00%	6/20/2031	$115,000,000	(2,576,200)	(2,252,080)	$(324,120)
$(324,120)

*	Buy Protection

See accompanying Notes to Financial Statements.

North Square Tactical Growth Fund
SCHEDULE OF INVESTMENTS
May 31, 2026

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 74.8%
153,075	Invesco QQQ Trust, Series 1	$113,016,803
357,500	iShares® MSCI Canada ETF	21,024,575
720,600	iShares® MSCI Eurozone ETF	49,562,868
129,440	State Street SPDR® S&P 500® ETF	97,918,771
1,165,722	Vanguard Growth ETF	104,448,691
354,498	Vanguard Value ETF	75,100,402
	TOTAL EXCHANGE-TRADED FUNDS (Cost $168,101,368)	461,072,110

	SHORT-TERM INVESTMENTS — 25.2%
155,531,558	First American Treasury Obligations Fund, Class X, 3.56%(a)(b)	155,531,558
	TOTAL SHORT-TERM INVESTMENTS (Cost $155,531,558)	155,531,558
	TOTAL INVESTMENTS — 100.0% (Cost $323,632,926)	$616,603,668
	Liabilities in Excess of Other Assets — 0.0%(c)	(129,967)
	NET ASSETS — 100.0%	$616,473,701

(a)	Rate disclosed is the seven day effective yield as of May 31, 2026.

(b)	Represents an investment greater than 25% of the Fund’s net assets. Performance of the Fund may be adversely impacted by concentrated investments in securities. As of May 31, 2026, the percentage of net assets invested in First American Treasury Obligations Fund, Class X was 25.2% of the Fund. The financial statements and portfolio holdings for these securities can be found at www.sec.gov.

(c)	Percentage rounds to less than 0.1%.

ETF - Exchange-Traded Funds

MSCI - Morgan Stanley Capital International

SPDR - Standard and Poor’s Depository Receipt

See accompanying Notes to Financial Statements.

North Square Tactical Defensive Fund
SCHEDULE OF INVESTMENTS
May 31, 2026

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 80.1%
160,000	SPDR® Portfolio Developed World ex-US ETF	$8,184,000
52,000	SPDR® Portfolio Emerging Markets ETF	2,721,160
30,100	SPDR® Portfolio S&P 600® Small Cap ETF	1,623,293
171,200	State Street® SPDR® Portfolio S&P 500® ETF(a)	15,245,360
17,700	State Street® SPDR® S&P 500® ETF Trust(a)	13,389,696
	TOTAL EXCHANGE-TRADED FUNDS (Cost $34,682,834)	41,163,509

	SHORT-TERM INVESTMENTS — 19.9%
10,223,960	First American Treasury Obligations Fund, Class X, 3.56%(b)	10,223,960
	TOTAL SHORT-TERM INVESTMENTS (Cost $10,223,960)	10,223,960
	TOTAL INVESTMENTS — 100.0% (Cost $44,906,794)	$51,387,469
	Liabilities in Excess of Other Assets — 0.0%(c)	(22,560)
	NET ASSETS — 100.0%	$51,364,909

(a)	Represents an investment greater than 25% of the Fund’s net assets. Performance of the Fund may be adversely impacted by concentrated investments in securities. As of May 31, 2026, the percentage of net assets invested in State Street® SPDR® S&P 500® ETF Trust and State Street® SPDR® Portfolio S&P 500® ETF and was 26.1% and 29.7%, respectively of the Fund. The financial statements and portfolio holdings for these securities can be found at www.sec.gov.

(b)	Rate disclosed is the seven day effective yield as of May 31, 2026.

(c)	Percentage rounds to less than 0.1%.

ETF - Exchange-Traded Funds

SPDR - Standard and Poor’s Depository Receipt

See accompanying Notes to Financial Statements.

North Square Core Plus Bond Fund
SCHEDULE OF INVESTMENTS
May 31, 2026

Shares		Fair Value
	PREFERRED STOCKS — 0.9%
	FINANCIALS — 0.9%
	BANKING — 0.3%
3,658	Webster Financial Corp., 5.25%(a)	$75,904

	SPECIALTY FINANCE — 0.6%
4,750	Synchrony Financial, Series B, 8.25%(a)	122,835
	TOTAL FINANCIALS	198,739
	TOTAL PREFERRED STOCKS (Cost $201,515)	198,739

Principal
Amount ($)
	ASSET BACKED SECURITIES — 11.3%
96,036	Alternative Loan Trust 2003-22CB 1A1, 5.75%, 12/25/33	97,441
80,000	Applebee’s Funding LLC / IHOP Funding LLC 2025-1A A2, 6.72%, 6/07/55(b)	80,399
111,285	Bear Stearns Asset Backed Securities I Trust 2004-HE7 M1, 4.67%, 8/25/34 (TSFR1M + 101bps)(c)	109,741
123,000	CarMax Auto Owner Trust 2026-2, 4.22%, 6/16/31	122,623
3,500,000	Citigroup Commercial Mortgage Trust 2020-555 X, 0.86%, 12/10/29(b)(c)	83,944
127,628	Citigroup Mortgage Loan Trust Inc., 4.20%, 11/25/36(c)	127,720
41,067	Citigroup Mortgage Loan Trust Series 2004-OPT1, 4.64%, 10/25/34 (TSFR1M + 11bps)(c)	40,479
60,985	Citigroup Mortgage Loan Trust, Inc. 2007-WFH3 M1, 4.16%, 6/25/37 (TSFR1M + 50bps)(c)	61,193
132,811	COMM 2010-C1 Mortgage Trust, 5.99%, 7/10/46(b)(c)	132,064
100,000	COMM 2013-CCRE7 Mortgage Trust, 4.39%, 3/10/46(b)(c)	95,127
100,000	Credit Suisse Mortgage Trust 2021-Gate C, 6.45%, 12/15/36(b)(c)	98,915
53,501	CSAIL 2016-C5 Commercial Mortgage Trust, 4.55%, 11/15/48(c)	52,591
9,242,000	CSMC Series 2019-UVIL, 0.23%, 12/01/41(b)(c)	45,403
13,180	Dell Equipment Finance Trust 2023-3 A3, 5.93%, 6/22/26(b)	13,195
31,000	GM Financial Consumer Automobile Receivables 2026-2 A3, 4.15%, 8/18/31	30,906
71,913	GS Mortgage Securities Corp. Trust 2012-BWTR, 2.95%, 11/05/34(b)	66,403
88,977	HomeBanc Mortgage Trust 2005-3 M4, 4.70%, 7/25/35(c)	89,629
24,000	Honda Auto Receivables 2026-2 A3 Owner Trust, 4.13%, 11/15/30	24,011
25,000	Hyundai Auto Receivables Trust 2024-C A3, 4.41%, 5/15/29	25,087
105,457	Impac CMB Trust Series 2005-4 IMI, 4.41%, 5/25/35 (TSFR1M + 54bps)(c)	102,863
50,000	Morgan Stanley Bank of America Merrill Lynch, 4.50%, 8/15/45(b)	49,520
18,043	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 C, 4.31%, 2/15/46(c)	16,927
86,975	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26 D, 3.06%, 10/01/48(b)	83,545
65,843	Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5, 4.82%, 8/15/45(b)(c)	65,557
60,042	Morgan Stanley Bank of America Merrill Lynch, 2013-C11, 4.21%, 8/15/46(c)	58,143
100,000	Morgan Stanley Capital I Trust 2014-150E A, 3.91%, 9/09/32(b)	94,288
130,125	Morgan Stanley Capital I Trust, 2011-C2, 5.39%, 6/15/44(b)(c)	129,204
79,806	MSBAM Commercial Mortgage Securities Trust 2012-CKSV A2, 3.28%, 10/15/30(b)	77,234
38,000	Nissan Auto Receivables 2026-A A3 Owner Trust, 4.47%, 12/16/30	38,092
74,813	SEB Funding LLC 2024-1A A2, 7.39%, 4/30/54(b)	76,068

See accompanying Notes to Financial Statements.

North Square Core Plus Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Principal
Amount ($)		Fair Value
	ASSET BACKED SECURITIES (continued)
74,499	Structured Adjustable Rate Mortgage Loan Trust 2004-4 B1, 5.41%, 4/25/34(b) (c)	$73,632
45,000	Verizon Master Trust 2024-3 A1A, 5.34%, 4/22/30	45,499
37,000	Verizon Master Trust 2025-7 A1A, 3.96%, 8/20/31	36,783
48,000	Verizon Master Trust 2026-1 A1A, 3.94%, 2/20/31	47,792
7,103	Wells Fargo Commercial Mortgage Trust 2015-C29, 4.30%, 6/01/48(b)(c)	6,909
22,497	Wells Fargo Commercial Mortgage Trust 2016-C32, 3.79%, 1/15/59(b)(c)	22,112
47,000	Wells Fargo Commercial Mortgage Trust 2026-5C8, 5.03%, 3/15/59	47,357
175,000	World Omni Auto Receivables Trust 2025-C A3, 4.08%, 11/15/30	174,583
	TOTAL ASSET BACKED SECURITIES (Cost $2,625,630)	2,642,979

	CORPORATE BONDS — 42.0%
	COMMUNICATIONS — 5.4%
	CABLE & SATELLITE — 1.0%
200,000	Cable One, Inc., 4.00%, 11/15/30(b)	127,945
75,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.25%, 2/01/31(b)	67,948
66,000	Comcast Corp., 3.25%, 11/01/39	51,086
		246,979
	ENTERTAINMENT CONTENT — 1.2%
31,000	AMC Networks, Inc., 10.50%, 7/15/32(b)	32,116
66,000	Fox Corp., 6.50%, 10/13/33	71,055
150,000	Paramount Global, 6.25%, 2/28/57(c)	123,000
19,000	Walt Disney Co. (The), 4.00%, 3/14/31	18,648
56,000	Walt Disney Co. (The), 4.63%, 3/14/36	54,538
		299,357
	INTERNET MEDIA & SERVICES — 1.1%
45,000	Alphabet, Inc., 4.40%, 2/15/33	44,286
41,000	Alphabet, Inc., 4.70%, 11/15/35	40,329
18,000	Alphabet, Inc., 5.50%, 2/15/46	17,840
38,000	Meta Platforms, Inc., 4.60%, 11/15/32	37,541
58,000	Meta Platforms, Inc., 5.25%, 5/15/36	57,973
20,000	Meta Platforms, Inc., 5.60%, 5/15/53	18,533
30,000	Ziff Davis, Inc., 4.63%, 10/15/30(b)	28,513
		245,015
	PUBLISHING & BROADCASTING — 0.2%
35,000	Gray Media, Inc., 7.25%, 8/15/33(b)	34,737

	TELECOMMUNICATIONS — 1.9%
150,000	Rogers Communications, Inc., 7.13%, 4/15/55 (H15T5Y + 262bps)(c)	155,596
35,000	Telecom Italia Capital SA, 6.38%, 11/15/33	36,542
150,000	TELUS Corp., 7.00%, 10/15/55(b)(c)	154,497
110,000	Verizon Communications, Inc., 2.65%, 11/20/40	78,583
		425,218
	TOTAL COMMUNICATIONS	1,251,306

See accompanying Notes to Financial Statements.

North Square Core Plus Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Principal
Amount ($)		Fair Value
	CORPORATE BONDS (continued)
	CONSUMER DISCRETIONARY — 3.0%
	APPAREL & TEXTILE PRODUCTS — 0.1%
30,000	Crocs, Inc., 4.25%, 3/15/29(b)	$29,096

	AUTOMOTIVE — 1.7%
60,000	Ford Motor Co., Class B, 3.25%, 2/12/32	53,259
83,000	General Motors Financial Co., Inc., 5.35%, 1/07/30	84,636
75,000	General Motors Financial Co., Inc., 5.75%, 3/30/66(a)(c)	74,318
125,000	Honda Motor Co. Ltd., 4.69%, 7/08/30	124,469
67,000	Toyota Motor Credit Corp., 4.60%, 3/11/33	66,028
		402,710
	CONSUMER SERVICES — 0.1%
25,000	Rent-A-Center, Inc., 6.38%, 2/15/29(b)	24,767

	E-COMMERCE DISCRETIONARY — 0.4%
97,000	Amazon.com, Inc., 4.55%, 3/13/33	96,000

	LEISURE FACILITIES & SERVICES — 0.1%
11,000	McDonald’s Corp., 4.40%, 2/12/31	10,957

	RETAIL - DISCRETIONARY — 0.6%
30,000	Bath & Body Works, Inc., 6.88%, 11/01/35	30,044
30,000	Gap, Inc. (The), 3.88%, 10/01/31(b)	27,276
46,000	Lowe’s Companies, Inc., 4.50%, 10/15/32	45,109
30,000	Macy’s Retail Holdings LLC, 7.38%, 8/01/33(b)	31,358
		133,787
	TOTAL CONSUMER DISCRETIONARY	697,317

	CONSUMER STAPLES — 1.4%
	FOOD — 0.4%
45,000	BellRing Brands, Inc., 7.00%, 3/15/30(b)	44,706
50,000	HLF Financing Sarl LLC, 4.88%, 6/01/29(b)	46,959
		91,665
	HOUSEHOLD PRODUCTS — 0.2%
40,000	Central Garden & Pet Co., 4.13%, 10/15/30	37,863

	RETAIL - CONSUMER STAPLES — 0.5%
127,000	Walmart, Inc., 4.45%, 4/30/33	126,333

	TOBACCO & CANNABIS — 0.3%
29,000	Philip Morris International, Inc., 5.13%, 2/15/30	29,558
50,000	Turning Point Brands, Inc., 7.63%, 3/15/32(b)	52,042
		81,600
	TOTAL CONSUMER STAPLES	337,461

See accompanying Notes to Financial Statements.

North Square Core Plus Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Principal
Amount ($)		Fair Value
	CORPORATE BONDS (continued)
	ENERGY — 5.6%
	OIL & GAS PRODUCERS — 5.4%
13,000	BP Capital Markets America, Inc., 4.89%, 9/11/33	$13,009
50,000	California Resources Corp., 7.00%, 1/15/34(b)	50,425
71,000	Chevron USA, Inc., 4.82%, 4/15/32	72,127
80,000	ConocoPhillips Co., 5.30%, 5/15/53	74,966
40,000	Crescent Energy Finance LLC, 7.75%, 7/31/29(b)	40,167
75,000	CVR Energy, Inc., 7.50%, 2/15/31(b)	75,893
27,000	Energy Transfer LP, 3.75%, 5/15/30	26,093
125,000	Energy Transfer LP, 6.63%, 2/15/72 (SOFR + 416bps)(a)(c)	126,532
92,000	Exxon Mobil Corp., 4.33%, 3/19/50	77,178
31,000	ONEOK, Inc., 4.95%, 10/15/32	30,905
20,000	ONEOK, Inc., 6.63%, 9/01/53	20,969
100,000	Petroleos Mexicanos, 6.63%, 9/28/99(a)	77,143
60,000	Phillips 66 Co., 5.25%, 6/15/31	61,295
29,000	Shell Finance US, Inc., 4.75%, 1/06/36	28,568
150,000	South Bow Canadian Infrastructure Holdings Ltd., 7.50%, 3/01/55(b)(c)	160,532
55,000	TotalEnergies Capital SA LLC, 5.49%, 4/05/54	53,467
50,000	TotalEnergies Capital USA LLC, 4.57%, 1/13/33	49,394
150,000	Venture Global LNG, Inc., 9.00%, 12/31/99 (H15T5Y + 5bps)(a)(b)(c)	148,213
68,000	Vital Energy, Inc., 7.88%, 4/15/32(b)	69,735
		1,256,611
	OIL & GAS SERVICES & EQUIPMENT — 0.2%
40,000	Weatherford International Ltd., 6.75%, 10/15/33(b)	41,182
	TOTAL ENERGY	1,297,793

	FINANCIALS — 13.6%
	ASSET MANAGEMENT — 1.2%
30,000	Icahn Enterprises LP, 4.38%, 2/01/29	25,994
43,000	The Charles Schwab Corp., 5.49%, 5/21/37(c)	43,625
200,000	UBS Group AG, 7.13%, 12/31/49 (USISSO05 + 318bps)(a)(b)(c)	203,580
		273,199
	BANKING — 9.8%
200,000	Banco Bilbao Vizcaya Argentaria SA, 6.13%, 2/16/49 (USSW5 + 387bps)(a)(c)	200,450
200,000	Banco Santander SA, 8.00%, 12/31/49 (H15T5Y + 391bps)(a)(c)	214,687
78,000	Bank of America Corp., 4.46%, 2/06/32(c)	76,827
39,000	Bank of Nova Scotia (The), 4.25%, 2/02/30 (SOFRRATE + 73bps)(c)	38,611
37,000	Bank of Nova Scotia (The), 4.90%, 6/05/32 (SOFRRATE + 97bps)(c)	37,050
60,000	Canadian Imperial Bank of Commerce, 5.26%, 4/08/29	61,230
51,000	Citigroup, Inc., 4.95%, 5/07/31(c)	51,373
150,000	Citigroup, Inc., 6.95%, 2/15/80 (H15T5Y + 273bps)(a)(c)	153,179
200,000	HSBC Holdings PLC, 4.60%, 12/31/99 (H15T5Y + 365bps)(a)(c)	187,445
200,000	ING Groep NV, 4.25%, 10/16/69 (H15T5Y + 286bps)(a)(c)	181,274

See accompanying Notes to Financial Statements.

North Square Core Plus Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Principal
Amount ($)		Fair Value
	CORPORATE BONDS (continued)
	FINANCIALS (continued)
	BANKING (continued)
86,000	JPMorgan Chase & Co., 5.14%, 1/24/31 (SOFRRATE + 90bps)(c)	$87,363
46,000	JPMorgan Chase & Co., 4.35%, 1/22/32 (SOFRRATE + 84bps)(c)	45,223
69,000	JPMorgan Chase & Co., 4.81%, 10/22/36 (SOFRRATE + 119bps)(c)	66,990
157,000	JPMorgan Chase Bank NA, 4.73%, 4/30/31	157,452
154,000	Morgan Stanley Bank NA, 3.85%, 2/18/28	153,449
69,000	Morgan Stanley Private Bank NA, 3.85%, 2/18/28	68,753
53,000	PNC Financial Services Group, Inc. (The), 6.88%, 10/20/34 (SOFRRATE + 228bps)(c)	58,590
96,000	Royal Bank of Canada, 4.65%, 10/18/30 (SOFRINDX + 108bps)(c)	96,143
20,000	Toronto-Dominion Bank (The), 4.86%, 1/31/28	20,148
17,000	Truist Financial Corp., 4.60%, 1/27/32(c)	16,809
15,000	Truist Financial Corp., 5.12%, 1/26/34(c)	15,011
155,000	UBS Bank USA, 3.80%, 2/11/28	154,333
41,000	US Bancorp, 5.05%, 2/12/31 (SOFRRATE + 106bps)(c)	41,541
40,000	US Bancorp, 4.84%, 2/01/34(c)	39,523
20,000	Wells Fargo & Co., 4.84%, 5/20/32(c)	19,988
68,000	Wells Fargo Bank NA, 4.25%, 3/11/27	68,144
		2,311,586
	INSTITUTIONAL FINANCIAL SERVICES — 2.1%
20,000	Bank of New York Mellon Corp. (The), 4.94%, 2/11/31(c)	20,232
64,000	Bank of New York Mellon Corp. (The), 5.06%, 7/22/32(c)	65,104
64,000	Goldman Sachs Bank USA, 4.30%, 3/11/27	64,134
89,000	Goldman Sachs Bank USA, 3.85%, 2/22/28	88,713
70,000	Goldman Sachs Group Inc. (The), 4.37%, 10/21/31(c)	68,624
48,000	Goldman Sachs Group Inc. (The), 5.09%, 4/20/34 (SOFRRATE + 134bps)(c)	47,913
38,000	Morgan Stanley, 5.23%, 1/15/31(c)	38,575
82,000	Morgan Stanley, 5.07%, 1/30/37(c)	80,327
		473,622
	SPECIALTY FINANCE — 0.5%
18,000	Capital One Financial Corp., 5.46%, 7/26/30 (SOFRRATE + 156bps)(c)	18,361
31,000	Capital One Financial Corp., 4.49%, 9/11/31(c)	30,481
8,000	Capital One Financial Corp., 7.62%, 10/30/31 (SOFRRATE + 307bps)(c)	8,816
30,000	FirstCash Holdings, Inc., 4.63%, 9/01/28(b)	29,589
40,000	OneMain Finance Corp., 6.75%, 3/15/32	39,826
		127,073
	TOTAL FINANCIALS	3,185,480

	HEALTH CARE — 2.2%
	BIOTECH & PHARMA — 0.6%
64,000	Eli Lilly & Co., 5.00%, 2/09/54	59,081
40,000	Merck & Co, Inc., 4.95%, 5/22/33	40,376

See accompanying Notes to Financial Statements.

North Square Core Plus Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Principal
Amount ($)		Fair Value
	CORPORATE BONDS (continued)
	HEALTH CARE (continued)
	BIOTECH & PHARMA (continued)
50,000	Prestige Consumer Healthcare, Inc., 3.75%, 4/01/31(b)	$45,931
		145,388
	HEALTH CARE FACILITIES & SERVICES — 1.6%
18,000	Cigna Group (The), 4.88%, 9/15/32	18,033
64,000	Cigna Group (The), 5.25%, 1/15/36	64,266
125,000	CVS Health Corp., 6.75%, 12/10/54 (H15T5Y + 252bps)(c)	130,408
30,000	HealthEquity Inc., 4.50%, 10/01/29(b)	29,231
50,000	Pediatrix Medical Group, Inc., 5.38%, 2/15/30(b)	49,512
58,000	UnitedHealth Group, Inc., 5.15%, 7/15/34	58,697
22,000	UnitedHealth Group, Inc., 5.88%, 2/15/53	22,112
		372,259
	TOTAL HEALTH CARE	517,647

	INDUSTRIALS — 1.9%
	AEROSPACE & DEFENSE — 0.3%
37,000	Boeing Co. (The), 5.15%, 5/01/30	37,596
38,000	Lockheed Martin Corp., 4.70%, 5/15/46	33,832
		71,428
	COMMERCIAL SUPPORT SERVICES — 0.3%
60,000	Deluxe Corp, 8.00%, 6/01/29(b)	60,866

	DIVERSIFIED INDUSTRIALS — 0.0%(d)
7,000	Honeywell International, Inc., 4.75%, 2/01/32	7,020

	ELECTRICAL EQUIPMENT — 0.2%
35,000	Johnson Controls International PLC, 5.50%, 4/19/29	35,954

	INDUSTRIAL INTERMEDIATE PRODUCTS — 0.1%
35,000	Enpro, Inc., 6.13%, 6/01/33(b)	35,721

	MACHINERY — 0.1%
24,000	Caterpillar, Inc., 5.20%, 5/15/35	24,549

	TRANSPORTATION & LOGISTICS — 0.9%
88,000	Burlington Northern Santa Fe LLC, 4.55%, 9/01/44	77,832
21,177	FedEx Corp. 2020-1 Class AA Pass Through Trust, 1.88%, 2/20/34	18,340
39,000	FedEx Freight Holding Co., Inc., 4.95%, 3/15/33(b)	38,275
75,000	JetBlue Airways Corp. / JetBlue Loyalty LP, 9.88%, 9/20/31(b)	69,081
		203,528
	TOTAL INDUSTRIALS	439,066

See accompanying Notes to Financial Statements.

North Square Core Plus Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Principal
Amount ($)		Fair Value
	CORPORATE BONDS (continued)
	MATERIALS — 1.4%
	CHEMICALS — 0.5%
150,000	FMC Corp., 8.45%, 11/01/55(c)	$111,918

	METALS & MINING — 0.9%
50,000	Alliance Resource Operating Partners LP, 8.63%, 6/15/29(b)	52,271
55,000	Coeur Mining, Inc., 6.88%, 4/01/32(b)	57,016
60,000	Eldorado Gold Corp., 6.25%, 9/01/29(b)	60,059
40,000	Hudbay Minerals, Inc., 6.13%, 4/01/29(b)	40,303
		209,649
	TOTAL MATERIALS	321,567

	REAL ESTATE — 0.4%
	REAL ESTATE OWNERS & DEVELOPERS — 0.1%
30,000	Howard Hughes Corp. (The), 4.38%, 2/01/31(b)	28,215

	REIT — 0.3%
50,000	American Tower Corp., 3.80%, 8/15/29	48,887
20,000	American Tower Corp., 4.70%, 12/15/32	19,744
		68,631
	TOTAL REAL ESTATE	96,846

	TECHNOLOGY — 2.0%
	SEMICONDUCTORS — 0.5%
35,000	Broadcom, Inc., 4.35%, 2/15/30	34,793
38,000	Broadcom, Inc., 4.15%, 11/15/30	37,331
40,000	Broadcom, Inc., 4.90%, 7/15/32	40,244
		112,368
	SOFTWARE — 1.1%
30,000	Consensus Cloud Solutions, Inc., 6.50%, 10/15/28(b)	30,068
90,000	Oracle Corp., 4.95%, 2/04/31	88,521
39,000	Oracle Corp., 5.88%, 9/26/45	34,902
84,000	Salesforce, Inc., 5.55%, 3/15/36	84,632
30,000	ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 2/01/29(b)	23,540
		261,663
	TECHNOLOGY HARDWARE — 0.2%
59,000	Apple, Inc., 2.95%, 9/11/49	39,261

	TECHNOLOGY SERVICES — 0.2%
55,000	PayPal Holdings, Inc., 5.55%, 6/01/36	55,073
	TOTAL TECHNOLOGY	468,365

See accompanying Notes to Financial Statements.

North Square Core Plus Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Principal
Amount ($)		Fair Value
	CORPORATE BONDS (continued)
	UTILITIES — 5.1%
	ELECTRIC UTILITIES — 4.2%
40,000	Alabama Power Co., 3.45%, 10/01/49	$28,520
75,000	Alliant Energy Corp., 3.25%, 5/30/28	79,556
15,000	Berkshire Hathaway Energy Co., 3.70%, 7/15/30	14,555
75,000	CenterPoint Energy, Inc., 3.00%, 8/01/28(b)	78,263
75,000	CMS Energy Corp., 3.13%, 5/01/31(b)	75,094
110,000	Duke Energy Carolinas LLC, 5.30%, 2/15/40	109,356
20,000	Entergy Corp., 1.90%, 6/15/28	19,012
75,000	Exelon Corp., 3.25%, 3/15/29(b)	75,581
27,000	Florida Power & Light Co., 5.30%, 6/15/34	27,710
35,000	Florida Power & Light Co., 5.30%, 4/01/53	33,065
109,000	MidAmerican Energy Co., 4.25%, 7/15/49	88,851
15,000	NextEra Energy Capital Holdings, Inc., 2.25%, 6/01/30	13,691
75,000	NRG Energy, Inc., 10.25%, 12/31/49 (H15T5Y + 592bps)(a)(b)(c)	81,824
75,000	Southern Co. (The), 3.25%, 6/15/28(b)	75,319
33,000	Virginia Electric and Power Co., 4.95%, 3/15/36	32,454
65,000	Virginia Electric and Power Co., 5.45%, 4/01/53	61,992
75,000	WEC Energy Group, Inc., 3.38%, 6/01/28(b)	76,706
30,000	XPLR Infrastructure Operating Partners LP, 8.63%, 3/15/33(b)	32,258
		1,003,807
	GAS & WATER UTILITIES — 0.9%
125,000	AltaGas Ltd., 7.20%, 10/15/54 (H15T5Y + 357bps)(b)(c)	130,344
35,000	AmeriGas Partners, L.P., 9.50%, 6/01/30(b)	37,660
30,000	Suburban Propane Partners, L.P., 6.50%, 12/15/35(b)	29,786
		197,790
	TOTAL UTILITIES	1,201,597
	TOTAL CORPORATE BONDS (Cost $9,908,474)	9,814,445

	MORTGAGE-BACKED SECURITIES — 19.1%
255,469	Fannie Mae Pool, 3.50%, 10/13/37	236,592
89,173	Fannie Mae Pool, 5.00%, 6/01/43	88,653
22,580	Fannie Mae Pool, 5.00%, 8/01/45	22,482
165,925	Fannie Mae Pool, 5.00%, 11/01/46	168,465
220,028	Fannie Mae Pool, 2.50%, 12/01/47	190,027
69,077	Fannie Mae Pool, 3.00%, 9/01/50	60,984
57,134	Fannie Mae Pool, 2.50%, 5/01/51	48,540
44,782	Fannie Mae Pool, 3.00%, 5/01/51	39,448
131,695	Fannie Mae Pool, 2.50%, 10/01/51	110,980
38,140	Fannie Mae Pool, 4.00%, 1/01/52	36,250
209,609	Fannie Mae Pool, 5.50%, 11/01/52	212,076
54,464	Fannie Mae Pool, 4.50%, 12/01/52	52,533
23,253	Fannie Mae Pool, 6.50%, 1/01/53	24,436

See accompanying Notes to Financial Statements.

North Square Core Plus Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Principal
Amount ($)		Fair Value
	MORTGAGE-BACKED SECURITIES (continued)
50,007	Fannie Mae Pool, 4.00%, 7/01/53	$47,157
37,368	Fannie Mae Pool, 6.00%, 9/01/53	38,453
53,032	Fannie Mae Pool, 4.00%, 4/01/54	50,156
36,885	Fannie Mae Pool, 5.50%, 3/01/55	37,090
80,227	Fannie Mae Pool, 5.00%, 1/01/56	79,207
123,757	Fannie Mae Pool, 5.50%, 9/01/56	125,763
11,530	Fannie Mae REMICS 2023-21, 5.00%, 1/25/53	11,484
68,570	Fannie Mae REMICS 2024-11 BK, 5.00%, 2/25/51	68,450
25,285	Fannie Mae REMICS 2024-26 A, 5.00%, 7/25/51	25,215
12,173	Fannie Mae REMICS 2202-22 AE, 4.00%, 5/25/49	11,691
101,000	Federal Farm Credit Banks Funding Corp., 4.59%, 8/25/31	100,642
156,000	Federal Farm Credit Banks Funding Corp., 5.11%, 7/15/32	156,211
130,000	Federal Home Loan Banks, 5.45%, 4/15/38	128,787
87,000	Federal Home Loan Mortgage Corp., 4.85%, 5/27/31	86,976
44,000	Federal Home Loan Mortgage Corp., 4.38%, 11/20/34	42,643
9,641,695	Freddie Mac Multifamily Structured Pass Through, 0.90%, 6/25/27(c)	46,268
2,350,242	Freddie Mac Multifamily Structured Pass Through, 0.96%, 7/25/28(c)	37,094
185,000	Freddie Mac Multifamily Structured Pass Through, 2.72%, 1/25/49(c)	19,480
2,139,238	Freddie Mac Multifamily Structured Pass-Through Certificates K-093, 1.08%, 5/01/29(c)	49,553
330,000	Freddie Mac Multifamily Structured Pass-Through Certificates K119 X3, 2.82%, 10/25/30(c)	33,726
650,000	Freddie Mac Multifamily Structured Pass-Through Certificates K-G04, 2.71%, 11/25/30(c)	63,284
74,095	Freddie Mac Pool, 2.50%, 2/01/52	63,058
68,247	Freddie Mac Pool, 3.50%, 4/01/52	62,415
117,315	Freddie Mac Pool, 3.00%, 5/01/52	103,470
64,201	Freddie Mac Pool, 4.50%, 9/01/54	61,938
51,017	Freddie Mac Pool, 5.00%, 9/01/54	50,415
31,421	Freddie Mac Pool, 5.50%, 11/01/55	31,659
54,484	Freddie Mac Pool, 5.50%, 1/01/56	55,055
79,304	Freddie Mac REMICS 4322 DJ, 3.00%, 5/15/43	78,181
31,072	Freddie Mac REMICS 5522 DE, 5.50%, 11/25/51	31,287
53,056	Freddie Mac REMICS 5604 EA, 4.50%, 4/25/52	52,299
177,800	Ginnie Mae II Pool, 2.50%, 8/20/50	150,069
114,050	Ginnie Mae II Pool, 2.50%, 12/20/50	96,790
85,332	Ginnie Mae II Pool, 2.00%, 1/20/51	70,085
201,885	Ginnie Mae II Pool, 2.00%, 3/20/51	163,165
310,098	Ginnie Mae II Pool, 3.00%, 10/20/51	276,094
73,891	Ginnie Mae II Pool, 3.00%, 3/20/52	65,695
183,099	Ginnie Mae II Pool, 5.00%, 11/20/52	182,005
20,815	Ginnie Mae II Pool, 2.50%, 2/20/53	17,881
70,128	Ginnie Mae II Pool, 5.50%, 9/01/53(c)	71,432
192,402	Government National Mortgage Association 2022-189 PT, 2.50%, 10/20/51	160,913
23,630	Government National Mortgage Association 2024-65 NB, 5.50%, 2/20/48	23,616

See accompanying Notes to Financial Statements.

North Square Core Plus Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Principal
Amount ($)		Fair Value
	MORTGAGE-BACKED SECURITIES (continued)
60,000	Government National Mortgage Association 2024-8 JL, 5.00%, 1/20/54	$58,763
	TOTAL MORTGAGE-BACKED SECURITIES (Cost $4,536,508)	4,477,081

	NON U.S. GOVERNMENT & AGENCIES — 0.8%
	SUPRANATIONAL — 0.8%
86,000	International Bank for Reconstruction & Development, 1.62%, 3/11/30	77,567
100,000	International Bank for Reconstruction & Development, 5.17%, 4/24/29	100,099
	TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost $179,859)	177,666

	U.S. GOVERNMENT & AGENCIES — 21.6%
	U.S. TREASURY BONDS — 6.0%
155,000	United States Treasury Bond, 4.75%, 11/15/43	151,837
277,000	United States Treasury Bond, 2.00%, 8/15/51	156,229
213,000	United States Treasury Note, 3.50%, 1/31/28	211,319
242,000	United States Treasury Note/Bond, 4.63%, 2/15/46	231,167
272,000	United States Treasury Note/Bond, 5.00%, 5/15/46	272,786
316,000	United States Treasury Note/Bond, 3.13%, 5/15/48	235,815
138,000	United States Treasury Note/Bond, 4.75%, 2/15/56	132,782
		1,391,935
	U.S. TREASURY NOTES — 15.6%
224,000	United States Treasury Inflation Indexed Bonds, 1.00%, 2/15/46	232,699
331,000	United States Treasury Inflation Indexed Bonds, 2.38%, 2/15/56	314,326
301,000	United States Treasury Note, 4.13%, 7/31/31	300,553
290,000	United States Treasury Note/Bond, 3.88%, 7/15/28	289,151
312,000	United States Treasury Note/Bond, 3.50%, 11/15/28	308,106
313,000	United States Treasury Note/Bond, 3.50%, 1/15/29	308,806
250,000	United States Treasury Note/Bond, 3.88%, 4/15/29	248,838
206,000	United States Treasury Note/Bond, 3.63%, 10/31/30	201,880
273,000	United States Treasury Note/Bond, 3.63%, 12/31/30	267,284
205,000	United States Treasury Note/Bond, 4.13%, 5/31/31	204,880
110,000	United States Treasury Note/Bond, 3.75%, 10/31/32	106,924
96,000	United States Treasury Note/Bond, 3.75%, 2/28/33	93,101
77,000	United States Treasury Note/Bond, 4.25%, 3/31/33	76,892
234,000	United States Treasury Note/Bond, 4.25%, 5/31/33	233,543
173,000	United States Treasury Note/Bond, 4.25%, 5/15/35	170,942
312,000	United States Treasury Note/Bond, 4.38%, 5/15/36	310,050
		3,667,975
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $5,102,067)	5,059,910

See accompanying Notes to Financial Statements.

North Square Core Plus Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Shares		Fair Value
	CERTIFICATE OF DEPOSIT — 0.3%
	FINANCIALS
	BANKING — 0.3%
76,000	JPMorgan Chase Bank NA	$76,869
	TOTAL CERTIFICATE OF DEPOSIT (Cost $76,000)	76,869

Contracts	Description	Expiration Date	Exercise Price	Notional Value	Fair Value
	PURCHASED CALL OPTIONS — 0.80%
21	E-Mini S&P 500®	9/18/2026	$7,800.00	$16,080,750	$183,750
	TOTAL PURCHASED CALL OPTIONS (Cost $81,637)				183,750

	SHORT-TERM INVESTMENTS — 0.8%
183,940	First American Treasury Obligations Fund, Class X, 3.56%(d)				183,940
	TOTAL SHORT-TERM INVESTMENTS (Cost $183,940)				183,940
	TOTAL INVESTMENTS — 97.6% (Cost $22,895,630)				$22,815,379
	Other Assets in Excess of Liabilities — 2.4%				568,744
	NET ASSETS — 100.0%				$23,384,123

(a)	Security is perpetual in nature and has no stated maturity date.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2026 the total market value of 144A securities is $4,127,719 or 17.7% of net assets.

(c)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of May 31, 2026. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(d)	Rate disclosed is the seven day effective yield as of May 31, 2026.

H15T5Y - 5-Year U.S. Treasury Constant Maturity Rate

REMIC - Real Estate Mortgage Investment Conduit

SOFR - Secured Overnight Financing Rate

TSFR1M - 1-Month CME Term SOFR Reference Rate

USISSO05 - 5-Year US Dollar SOFR ICE Swap Rate

USSW5 - USD 5 Years Interest Rate Swap Bond Yield

See accompanying Notes to Financial Statements.

North Square Core Plus Bond Fund
SCHEDULE OF FUTURE CONTRACTS
May 31, 2026

				Value and
				Unrealized
		Expiration	Notional	Appreciation
Contracts	Long Contracts	Date	Amount	(Depreciation)
5	10-Year U.S. Treasury Note Future	09/22/2026	$549,141	$781
14	2-Year U.S. Treasury Note Future	09/30/2026	2,891,874	984
20	5-Year U.S. Treasury Note Future	09/30/2026	2,144,219	2,031
4	U.S. Treasury Bond Future	09/22/2026	448,875	1,000
4	Ultra 10-Year U.S. Treasury Note Future	09/22/2026	448,313	813
3	Ultra U.S. Treasury Bond Future	09/22/2026	343,219	938
				$6,547

	Short Contracts
(42)	Bloomberg U.S. Corporate High Yield Very Liquid Future	06/17/2026	$(4,769,100)	$(59,730)
(9)	E-Mini S&P 500® Index Future	06/22/2026	(3,418,088)	(93,675)
				$(153,405)

See accompanying Notes to Financial Statements.

North Square Kennedy MicroCap Fund
SCHEDULE OF INVESTMENTS
May 31, 2026

Shares		Fair Value
	COMMON STOCKS — 94.7%
	COMMUNICATIONS — 1.5%
	ADVERTISING & MARKETING — 0.3%
5,810	Magnite, Inc.(a)	$83,257

	ENTERTAINMENT CONTENT — 0.2%
9,991	Inspired Entertainment, Inc.(a)	76,931

	INTERNET MEDIA & SERVICES — 1.0%
51,193	DHI Group, Inc.(a)	180,711
9,817	LiveOne, Inc.(a)	64,989
18,177	OptimizeRx Corp.(a)	94,339
		340,039
	TOTAL COMMUNICATIONS	500,227

	CONSUMER DISCRETIONARY — 2.7%
	AUTOMOTIVE — 0.1%
5,401	Goodyear Tire & Rubber Co. (The)(a)	32,946

	CONSUMER SERVICES — 2.0%
29,345	Legacy Education, Inc.(a)	326,023
3,556	Matthews International Corp., Class A	94,376
4,408	Universal Technical Institute, Inc.(a)	164,903
3,550	Upbound Group, Inc.	68,196
		653,498
	LEISURE FACILITIES & SERVICES — 0.3%
8,705	First Watch Restaurant Group, Inc.(a)	101,239

	WHOLESALE - DISCRETIONARY — 0.3%
4,974	Climb Global Solutions, Inc.	107,687

	TOTAL CONSUMER DISCRETIONARY	895,370

	CONSUMER STAPLES — 2.4%
	FOOD — 1.3%
190	BranchOut Food, Inc.(a)	656
19,622	Nature’s Sunshine Products, Inc.(a)	417,556
		418,212
	WHOLESALE - CONSUMER STAPLES — 1.1%
4,736	Chefs’ Warehouse, Inc. (The)(a)	362,493
	TOTAL CONSUMER STAPLES	780,705

See accompanying Notes to Financial Statements.

North Square Kennedy MicroCap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Shares		Fair Value
	COMMON STOCKS (continued)
	ENERGY — 5.9%
	OIL & GAS PRODUCERS — 1.2%
20,313	HighPeak Energy, Inc.	$144,222
7,908	Riley Exploration Permian, Inc.	263,020
		407,242
	OIL & GAS SERVICES & EQUIPMENT — 4.7%
26,305	DNOW, Inc.(a)	336,441
20,923	Helix Energy Solutions Group, Inc.(a)	195,630
22,232	Oil States International, Inc.(a)	188,972
6,247	Solaris Energy Infrastructure, Inc., Class A	434,417
6,137	Thermon Group Holdings, Inc.(a)	375,216
		1,530,676
	TOTAL ENERGY	1,937,918

	FINANCIALS — 20.9%
	ASSET MANAGEMENT — 2.6%
9,792	Compass Diversified Holdings	111,139
10,680	Kayne Anderson BDC, Inc.	157,957
12,328	Trinity Capital, Inc.	207,850
7,591	Voyager Technologies, Inc.(a)	375,983
		852,929
	BANKING — 14.2%
13,954	California BanCorp	264,847
12,142	Capital Bancorp, Inc.	387,573
12,027	Carter Bankshares, Inc.	328,337
2,242	Coastal Financial Corp.(a)	159,585
11,123	ConnectOne Bancorp, Inc.	334,469
16,261	Horizon Bancorp, Inc.	301,641
12,360	Investar Holding Corp.	349,294
5,780	Northeast Bank	726,777
18,671	Old Second Bancorp, Inc.	398,066
6,084	Origin Bancorp, Inc.	289,963
5,552	QCR Holdings, Inc.	511,617
13,098	Third Coast Bancshares, Inc.(a)	501,129
7,270	VersaBank	131,151
		4,684,449
	INSTITUTIONAL FINANCIAL SERVICES — 0.3%
5,183	Perella Weinberg Partners	88,940

	INSURANCE — 2.4%
21,905	Abacus Global Management, Inc.	196,707
23,842	Crawford & Co., Class A	249,149
14,205	James River Group Holdings, Inc.	55,542
16,156	Tiptree, Inc.	294,685
		796,083

See accompanying Notes to Financial Statements.

North Square Kennedy MicroCap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Shares		Fair Value
	COMMON STOCKS (continued)
	FINANCIALS (continued)
	SPECIALTY FINANCE — 1.4%
6,621	Applied Digital Corp.(a)	$313,041
4,301	Mid Penn Bancorp, Inc.	140,428
		453,469
	TOTAL FINANCIALS	6,875,870

	HEALTH CARE — 21.9%
	BIOTECH & PHARMA — 12.0%
34,219	Abeona Therapeutics, Inc.(a)	197,786
23,093	Annexon, Inc.(a)	125,164
1,818	Apogee Therapeutics, Inc.(a)	149,330
13,596	Arvinas, Inc.(a)	122,092
4,514	Candel Therapeutics, Inc.(a)	37,466
5,940	Celldex Therapeutics, Inc.(a)	186,694
9,798	Cogent Biosciences, Inc.(a)	342,538
12,940	CorMedix, Inc.(a)	109,214
6,173	Design Therapeutics, Inc.(a)	64,693
2,680	Disc Medicine, Inc.(a)	186,448
7,649	enGene Therapeutics, Inc.(a)	14,151
25,452	Exagen, Inc.(a)	126,751
8,492	Immunome, Inc.(a)	185,380
17,696	Maravai LifeSciences Holdings, Inc.(a)	84,941
19,615	MeiraGTx Holdings PLC(a)	208,900
4,355	Monte Rosa Therapeutics, Inc.(a)	85,837
4,657	NewAmsterdam Pharma Co. NV(a)	156,848
14,249	Nurix Therapeutics, Inc.(a)	253,062
2,159	Oruka Therapeutics, Inc.(a)	126,366
33,023	Puma Biotechnology, Inc.(a)	236,775
5,356	Rapport Therapeutics, Inc.(a)	211,562
29,199	Rezolute, Inc.(a)	96,357
7,316	Tectonic Therapeutic, Inc.(a)	228,003
13,844	TriSalus Life Sciences, Inc.(a)	47,208
6,649	Ultragenyx Pharmaceutical, Inc.(a)	159,177
9,285	WAVE Life Sciences Ltd.(a)	61,095
25,185	Xeris Biopharma Holdings, Inc.(a)	155,140
		3,958,978
	HEALTH CARE FACILITIES & SERVICES — 3.6%
35,367	AdaptHealth Corp.(a)	358,268
1,409	Addus HomeCare Corp.(a)	129,177
6,832	Park Dental Partners, Inc.(a)	132,404
20,444	Personalis, Inc.(a)	233,062
11,403	Surgery Partners, Inc.(a)	152,344

See accompanying Notes to Financial Statements.

North Square Kennedy MicroCap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Shares		Fair Value
	COMMON STOCKS (continued)
	HEALTH CARE (continued)
	HEALTH CARE FACILITIES & SERVICES (continued)
2,686	US Physical Therapy, Inc.	$172,602
		1,177,857
	MEDICAL EQUIPMENT & DEVICES — 6.3%
16,879	Adaptive Biotechnologies Corp.(a)	255,717
13,558	Artivion, Inc.(a)	300,852
10,731	AtriCure, Inc.(a)	296,927
19,087	Bioventus, Inc.(a)	162,430
9,809	Castle Biosciences, Inc.(a)	206,774
8,729	Delcath Systems, Inc.(a)	94,098
1,487	Integer Holdings Corp.(a)	132,908
21,748	MiMedx Group, Inc.(a)	80,033
35,815	Neogen Corp.(a)	321,260
7,277	OrthoPediatrics Corp.(a)	124,946
7,487	QuidelOrtho Corp.(a)	97,481
		2,073,426
	TOTAL HEALTH CARE	7,210,261

	INDUSTRIALS — 12.9%
	AEROSPACE & DEFENSE — 0.8%
1,658	Ducommun, Inc.(a)	252,381

	COMMERCIAL SUPPORT SERVICES — 4.2%
6,253	Barrett Business Services, Inc.	203,473
584	CRA International, Inc.	81,030
14,711	Healthcare Services Group, Inc.(a)	303,047
18,604	Kelly Services, Inc., Class A	216,178
18,243	Perma-Fix Environmental Services, Inc.(a)	179,146
24,802	Resources Connection, Inc.	112,105
3,565	V2X, Inc.(a)	296,358
		1,391,337
	ELECTRICAL EQUIPMENT — 1.6%
18,749	LSI Industries, Inc.	454,288
71,751	SmartRent, Inc.(a)	90,406
		544,694
	ENGINEERING & CONSTRUCTION — 1.1%
18,657	Orion Group Holdings, Inc.(a)	256,720
591	VSE Corp.	109,424
		366,144
	INDUSTRIAL INTERMEDIATE PRODUCTS — 2.1%
1,018	AZZ, Inc.	137,949
20,544	Hillman Solutions Corp.(a)	153,258
4,306	Insteel Industries, Inc.	118,372

See accompanying Notes to Financial Statements.

North Square Kennedy MicroCap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Shares		Fair Value
	COMMON STOCKS (continued)
	INDUSTRIALS (continued)
	INDUSTRIAL INTERMEDIATE PRODUCTS (continued)
10,857	Mayville Engineering Co., Inc.(a)	$291,511
		701,090
	MACHINERY — 1.7%
4,854	Ichor Holdings Ltd.(a)	347,158
1,209	Lindsay Corp.	132,132
619	Luxfer Holdings PLC	10,541
8,081	Titan International, Inc.(a)	58,345
		548,176
	TRANSPORTATION & LOGISTICS — 0.8%
6,229	Werner Enterprises, Inc.	258,566

	TRANSPORTATION EQUIPMENT — 0.6%
15,727	Aebi Schmidt Holding AG	196,273
	TOTAL INDUSTRIALS	4,258,661

	MATERIALS — 6.0%
	CHEMICALS — 4.4%
15,441	LSB Industries, Inc.(a)	193,630
3,246	Materion Corp.	714,250
2,274	Minerals Technologies, Inc.	175,143
11,762	Park Aerospace Corp.	374,855
		1,457,878
	CONTAINERS & PACKAGING — 1.0%
8,430	TriMas Corp.	345,040

	STEEL — 0.6%
9,624	Metallus, Inc.(a)	189,112
	TOTAL MATERIALS	1,992,030

	REAL ESTATE — 3.0%
	REIT — 3.0%
36,810	Chatham Lodging Trust	399,388
8,225	Community Healthcare Trust, Inc.	141,635
10,370	CTO Realty Growth, Inc.	213,104
9,283	Easterly Government Properties, Inc.	222,606
		976,733
	TOTAL REAL ESTATE	976,733

	TECHNOLOGY — 17.5%
	SEMICONDUCTORS — 3.8%
1,431	ACM Research, Inc., Class A(a)	123,868

See accompanying Notes to Financial Statements.

North Square Kennedy MicroCap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Shares		Fair Value
	COMMON STOCKS (continued)
	TECHNOLOGY (continued)
	SEMICONDUCTORS (continued)
1,433	Aehr Test Systmes(a)	$132,309
425	Axcelis Technologies, Inc.(a)	63,924
6,593	Penguin Solutions, Inc.(a)	368,087
9,963	Veeco Instruments, Inc.(a)	574,267
		1,262,455
	SOFTWARE — 6.1%
6,936	Adeia, Inc.	185,330
19,121	Asure Software, Inc.(a)	176,869
29,418	AudioEye, Inc.(a)	225,930
20,597	DoubleVerify Holdings, Inc.(a)	199,791
50,796	Evolent Health, Inc., Class A(a)	200,644
5,668	Progress Software Corp.(a)	186,081
8,324	Red Violet, Inc.(a)	473,136
26,984	Sophia Genetics S.A.(a)	136,269
8,603	TruBridge, Inc.(a)	223,334
		2,007,384
	TECHNOLOGY HARDWARE — 5.5%
3,746	Applied Optoelectronics, Inc.(a)	593,404
13,464	Aviat Networks, Inc.(a)	239,255
6,991	Kornit Digital Ltd.(a)	112,765
11,385	PAR Technology Corp.(a)	175,784
86,642	Powerfleet, Inc.(a)	338,770
1,212	Vishay Precision Group, Inc.(a)	151,876
16,260	Vistance Networks, Inc.(a)	202,925
		1,814,779
	TECHNOLOGY SERVICES — 2.1%
11,653	Cipher Digital, Inc.(a)	275,593
110,939	Conduent, Inc.(a)	191,925
50	Grid Dynamics Holdings, Inc.(a)	360
3,094	ICF International, Inc.	212,991
9	Rimini Street, Inc.(a)	35
		680,904
	TOTAL TECHNOLOGY	5,765,522
	TOTAL COMMON STOCKS (Cost $24,539,972)	31,193,297

	EXCHANGE-TRADED FUNDS — 1.0%
1,758	iShares® Micro-Cap ETF	335,989
	TOTAL EXCHANGE-TRADED FUNDS (Cost $297,511)	335,989

See accompanying Notes to Financial Statements.

North Square Kennedy MicroCap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Shares		Fair Value
	RIGHTS — 0.0%(b)
	HEALTH CARE — 0.0%(b)
6,763	Alkermes PLC - CVR	$—
	TOTAL RIGHTS Cost ($–)	—

	SHORT-TERM INVESTMENTS — 4.4%
1,457,741	First American Treasury Obligations Fund, Class X, 3.56%(c)	1,457,741
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,457,741)	1,457,741
	TOTAL INVESTMENTS — 100.1% (Cost $26,295,224)	$32,987,027
	Liabilities in Excess of Other Assets — (0.1)%	(34,830)
	NET ASSETS — 100.0%	$32,952,197

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

(c)	Rate disclosed is the seven day effective yield as of May 31, 2026.

ETF - Exchange-Traded Funds

See accompanying Notes to Financial Statements.

North Square Select Small Cap Fund
SCHEDULE OF INVESTMENTS
May 31, 2026

Shares		Fair Value
	COMMON STOCKS — 97.4%
	CONSUMER DISCRETIONARY — 19.3%
	AUTOMOTIVE — 2.5%
74,911	Holley, Inc.(a)	$204,507
4,189	Phinia, Inc.	323,642
		528,149
	LEISURE FACILITIES & SERVICES — 6.5%
22,253	Pursuit Attractions and Hospitality, Inc.(a)	996,267
2,881	Vail Resorts, Inc.	384,902
		1,381,169
	RETAIL - DISCRETIONARY — 3.9%
742	Asbury Automotive Group, Inc.(a)	139,281
20,302	Valvoline, Inc.(a)	685,192
		824,473
	WHOLESALE - DISCRETIONARY — 6.4%
35,540	Openlane, Inc.(a)	1,354,074
	TOTAL CONSUMER DISCRETIONARY	4,087,865

	CONSUMER STAPLES — 5.5%
	FOOD — 2.5%
7,091	Cal-Maine Foods, Inc.	529,839

	WHOLESALE - CONSUMER STAPLES — 3.0%
6,546	Performance Food Group Co.(a)	642,752
	TOTAL CONSUMER STAPLES	1,172,591

	FINANCIALS — 16.3%
	BANKING — 10.4%
14,374	First Merchants Corp.	579,272
4,642	Nicolet Bankshares, Inc.	651,134
5,935	Southstate Bank Corp.	562,341
5,584	Stock Yards Bancorp, Inc.	400,596
		2,193,343
	INSTITUTIONAL FINANCIAL SERVICES — 3.2%
13,033	Jefferies Financial Group, Inc.	687,100

	INSURANCE — 2.7%
21,430	Bowhead Specialty Holdings, Inc.(a)	570,467
	TOTAL FINANCIALS	3,450,910

	HEALTH CARE — 3.1%
	HEALTH CARE FACILITIES & SERVICES — 3.1%
7,392	HealthEquity, Inc.(a)	650,422
	TOTAL HEALTH CARE	650,422

See accompanying Notes to Financial Statements.

North Square Select Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Shares		Fair Value
	COMMON STOCKS (continued)
	INDUSTRIALS — 25.6%
	AEROSPACE & DEFENSE — 3.6%
6,074	National Presto Industries, Inc.	$768,786

	ELECTRICAL EQUIPMENT — 10.1%
3,222	Bel Fuse, Inc., Class B	884,504
13,664	M-Tron Industries, Inc.(a)	1,243,424
		2,127,928
	ENGINEERING & CONSTRUCTION — 4.3%
7,191	Arcosa, Inc.	911,459

	MACHINERY — 7.6%
5,796	JBT Marel Corp.	778,924
4,389	Tennant Co.	377,937
7,734	Terex Corp.	449,964
		1,606,825
	TOTAL INDUSTRIALS	5,414,998

	MATERIALS — 12.6%
	CONSTRUCTION MATERIALS — 3.1%
2,968	Eagle Materials, Inc.	656,462

	CONTAINERS & PACKAGING — 9.5%
45,204	Myers Industries, Inc.	1,030,651
24,281	TriMas Corp.	993,822
		2,024,473
	TOTAL MATERIALS	2,680,935

	REAL ESTATE — 3.8%
	REAL ESTATE OWNERS & DEVELOPERS — 3.8%
33,916	Legacy Housing Corp.(a)	814,323
	TOTAL REAL ESTATE	814,323

	TECHNOLOGY — 11.2%
	SOFTWARE — 9.3%
114,564	ACV Auctions, Inc., Class A(a)	752,685
35,321	Alkami Technology, Inc.(a)	641,783
1,118	Daily Journal Corp.(a)	578,140
		1,972,608
	TECHNOLOGY SERVICES — 1.9%
24,690	Flywire Corp.(a)	396,028
	TOTAL TECHNOLOGY	2,368,636
	TOTAL COMMON STOCKS (Cost $15,268,809)	20,640,680

See accompanying Notes to Financial Statements.

North Square Select Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 2.5%
534,413	First American Treasury Obligations Fund, Class X, 3.56%(b)	$534,413
	TOTAL SHORT-TERM INVESTMENTS (Cost $534,413)	534,413
	TOTAL INVESTMENTS — 99.9% (Cost $15,803,222)	$21,175,093
	Other Assets in Excess of Liabilities — 0.1%	12,996
	NET ASSETS — 100.0%	$21,188,089

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of May 31, 2026.

See accompanying Notes to Financial Statements.

North Square Altrinsic International Equity Fund
SCHEDULE OF INVESTMENTS
May 31, 2026

Shares		Fair Value
	COMMON STOCKS — 96.9%
	Belgium — 1.0%
6,137	KBC Groupe N.V.	$814,518

	Bermuda — 4.2%
13,852	Axis Capital Holdings Ltd.	1,314,970
6,697	Everest Re Group, Ltd.	2,170,029
		3,484,999
	Canada — 1.5%
3,386	Agnico Eagle Mines Ltd.	620,146
3,298	Intact Financial Corp.	647,823
		1,267,969
	China — 1.4%
73,332	Alibaba Group Holding Ltd.	1,136,955

	France — 10.5%
2,576	Airbus SE	540,022
51,777	Bureau Veritas SA	1,566,370
6,716	Capgemini SE	798,023
22,475	Cia Generale de Establissements Michelin SCA	820,497
14,551	Danone SA	1,034,744
18,621	Sanofi	1,632,565
26,731	TotalEnergies SE	2,345,835
		8,738,056
	Germany — 10.5%
8,115	Adidas AG	1,567,712
6,644	Bayerische Motoren Werke AG	578,188
12,862	Daimler Truck Holding AG	629,458
8,524	Deutsche Boerse AG	2,456,263
22,052	Deutsche Post AG	1,313,572
12,484	GEA Group AG	804,883
2,393	Siemens AG	750,423
14,150	Siemens Healthineers AG	574,945
		8,675,444
	Hong Kong — 0.9%
47,638	Techtronic Industries Co. Ltd.	707,217

	India — 1.2%
41,294	HDFC Bank Ltd. - ADR	981,971

	Indonesia — 0.9%
3,411,847	PT Bank Mandiri (Persero) Tbk	778,515

See accompanying Notes to Financial Statements.

North Square Altrinsic International Equity Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Shares		Fair Value
	COMMON STOCKS (continued)
	Ireland — 10.7%
5,400	Aon PLC, Class A	$1,706,725
67,234	Bank of Ireland Group ADR	1,366,348
9,012	CRH PLC	980,415
14,342	Kerry Group PLC, Class A	1,229,005
6,856	Kingspan Group PLC	626,808
17,105	Medtronic PLC	1,262,520
23,899	Octave Intelligence - ADR(a)	407,438
5,265	Willis Towers Watson PLC	1,314,513
		8,893,772
	Israel — 1.7%
10,163	Check Point Software Technologies Ltd.(a)	1,372,513

	Italy — 1.5%
50,335	FinecoBank SpA	1,228,331

	Japan — 16.4%
51,547	Daito Trust Construction Co., Ltd.	1,023,929
90,206	Japan Exchange Group, Inc.	1,101,980
83,573	Kubota Corp.	1,484,882
42,641	Murata Manufacturing Co. Ltd.	2,685,732
4,695	SMC Corp.	2,041,979
85,198	Sony Group Corp.	1,837,737
47,966	Sumitomo Mitsui Trust Holdings, Inc.	1,652,299
142,009	Suzuki Motor Corp.	1,758,649
		13,587,187
	Korea (Republic Of) — 2.4%
4,978	Hana Financial Group, Inc.	380,592
7,579	KB Financial Group, Inc.	758,655
4,125	Samsung Electronics Co. Ltd.	864,647
		2,003,894
	Mexico — 3.8%
6,593	Fomento Economico Mexicano SAB de CV - ADR	784,765
127,901	Grupo Financiero Banorte SAB de CV	1,332,370
345,862	Wal-Mart de Mexico SAB de CV	1,046,785
		3,163,920
	Netherlands — 6.2%
11,337	Akzo Nobel N.V.	860,563
9,057	Euronext N.V.	1,472,089
19,069	Heineken N.V.	1,489,431
48,983	Koninklijke Philips N.V.	1,300,708
		5,122,791
	Norway — 1.6%
41,427	DNB Bank ASA	1,288,243

See accompanying Notes to Financial Statements.

North Square Altrinsic International Equity Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Shares		Fair Value
	COMMON STOCKS (continued)
	Spain — 1.1%
52,138	Bankinter SA	$876,095

	Sweden — 0.7%
59,865	Hexagon AB	549,263

	Switzerland — 5.9%
9,102	Chubb Ltd.	2,837,366
7,141	Nestle SA	724,657
6,144	Sandoz Group AG	516,713
1,128	Zurich Insurance Group Ltd.	801,150
		4,879,886
	Thailand — 0.8%
120,663	Bangkok Bank - ADR	641,059

	United Kingdom — 12.0%
25,985	Admiral Group PLC	1,149,886
25,864	BP PLC - ADR	1,082,926
53,553	Diageo PLC	1,097,842
72,848	GSK PLC	1,842,221
302,023	Haleon PLC	1,363,562
140,567	Informa PLC	1,527,303
15,629	Intertek Group PLC	1,110,894
51,019	Smith & Nephew PLC	760,519
		9,935,153
	TOTAL COMMON STOCKS (Cost $65,594,030)	80,127,751

	SHORT-TERM INVESTMENTS — 3.4%
2,820,210	First American Treasury Obligations Fund, Class X, 3.56%(b)	2,820,210
	TOTAL SHORT-TERM INVESTMENTS (Cost $2,820,210)	2,820,210
	TOTAL INVESTMENTS — 100.2% (Cost $68,414,240)	$82,947,961
	Liabilities in Excess of Other Assets — (0.3)%	(247,544)
	NET ASSETS — 100.0%	$82,700,417

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of May 31, 2026.

ADR - American Depositary Receipt.

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS
May 31, 2026

Principal
Amount ($)		Fair Value
	ASSET BACKED SECURITIES — 4.1%
400,000	Aligned Data Centers Issuer LLC 2021-1A A2, 1.94%, 8/15/46(a)	$397,918
500,000	Ally Auto Receivables Trust 2026-1 A3, 3.92%, 10/15/30	496,811
10,000	BBCMS Mortgage Trust 2017-C1 A4, 3.67%, 2/15/50	9,936
26,602	BBCMS Mortgage Trust 2022-C14 A1, 1.73%, 2/18/55	26,409
1,000,000	BMO 2025-5C11 A3 Mortgage Trust, 5.67%, 7/15/58	1,029,661
117	CarMax Auto Owner Trust 2022-4 A3, 5.34%, 8/15/27	117
600,000	CarMax Auto Owner Trust 2024-4 A3, 4.60%, 10/15/29	602,563
360,000	CNH Equipment Trust 2025-B A3, 4.30%, 10/15/30	360,224
27,458	Dell Equipment Finance Trust 2023-3 A3, 5.93%, 6/22/26(a)	27,490
476,716	EQUS 2021-EQAZ A Mortgage Trust, 4.65%, 10/15/36 (1MO SOFR + 102bps)(a)(b)	476,732
403,000	GM Financial Consumer Automobile Receivables 2026-2 A3, 4.15%, 8/18/31	401,775
875,000	GMF Floorplan Owner Revolving Trust 2025-2A A, 4.64%, 3/15/30(a)	879,824
164,789	Harley-Davidson Motorcycle Trust 2024-A A3, 5.37%, 3/15/29	166,156
395,000	Honda Auto Receivables 2026-2 A3 Owner Trust, 4.13%, 11/15/30	395,174
1,803,000	NextGear Floorplan Master Owner Trust 2024-2A A2, 4.42%, 9/15/27(a)	1,808,842
652,000	Nissan Auto Receivables 2026-A A3 Owner Trust, 4.47%, 12/16/30	653,575
523,605	Tricon Residential 2022-SFR2 A Trust, 3.86%, 4/19/39(a)	519,875
464,000	Verizon Master Trust 2025-7 A1A, 3.96%, 8/20/31	461,284
735,000	Verizon Master Trust 2026-1 A1A, 3.94%, 2/20/31	731,819
624,000	Wells Fargo Commercial Mortgage Trust 2026-5C8, 5.03%, 3/15/59	628,734
848,000	World Omni Auto Receivables Trust 2025-C A3, 4.08%, 11/15/30	845,979
	TOTAL ASSET BACKED SECURITIES (Cost $10,941,538)	10,920,898

	CORPORATE BONDS — 30.6%
	COMMUNICATIONS — 3.0%
	CABLE & SATELLITE — 0.3%
1,173,000	Comcast Corp., 3.25%, 11/01/39	907,929

	ENTERTAINMENT CONTENT — 0.8%
853,000	Fox Corp., 6.50%, 10/13/33	918,336
278,000	Walt Disney Co. (The), 4.00%, 3/14/31	272,857
932,000	Walt Disney Co. (The), 4.63%, 3/14/36	907,663
		2,098,856
	INTERNET MEDIA & SERVICES — 1.4%
796,000	Alphabet, Inc., 4.40%, 2/15/33	783,372
663,000	Alphabet, Inc., 4.70%, 11/15/35	652,157
299,000	Alphabet, Inc., 5.50%, 2/15/46	296,340
643,000	Meta Platforms, Inc., 4.60%, 11/15/32	635,229
989,000	Meta Platforms, Inc., 5.25%, 5/15/36	988,543
339,000	Meta Platforms, Inc., 5.60%, 5/15/53	314,139
		3,669,780

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Principal
Amount ($)		Fair Value
	CORPORATE BONDS (continued)
	COMMUNICATIONS (continued)
	TELECOMMUNICATIONS — 0.5%
1,818,000	Verizon Communications, Inc., 2.65%, 11/20/40	$1,298,765
	TOTAL COMMUNICATIONS	7,975,330

	CONSUMER DISCRETIONARY — 2.9%
	AUTOMOTIVE — 2.0%
780,000	Ford Motor Co., Class B, 3.25%, 2/12/32	692,368
1,484,000	General Motors Financial Co., Inc., 5.35%, 1/07/30	1,513,248
2,074,000	Honda Motor Co. Ltd., 4.69%, 7/08/30	2,065,184
1,080,000	Toyota Motor Credit Corp., 4.60%, 3/11/33	1,064,339
		5,335,139
	E-COMMERCE DISCRETIONARY — 0.6%
1,594,000	Amazon.com, Inc., 4.55%, 3/13/33	1,577,559

	LEISURE FACILITIES & SERVICES — 0.0%(c)
122,000	McDonald’s Corp., 4.40%, 2/12/31	121,524

	RETAIL - DISCRETIONARY — 0.3%
776,000	Lowe’s Companies, Inc., 4.50%, 10/15/32	760,974
	TOTAL CONSUMER DISCRETIONARY	7,795,196

	CONSUMER STAPLES — 1.0%
	RETAIL - CONSUMER STAPLES — 0.8%
2,144,000	Walmart, Inc., 4.45%, 4/30/33	2,132,748

	TOBACCO & CANNABIS — 0.2%
438,000	Philip Morris International, Inc., 5.13%, 2/15/30	446,423
	TOTAL CONSUMER STAPLES	2,579,171

	ENERGY — 3.2%
	OIL & GAS PRODUCERS — 3.2%
216,000	BP Capital Markets America, Inc., 4.89%, 9/11/33	216,155
1,025,000	Chevron Corp., 4.82%, 4/15/32	1,041,266
1,097,000	ConocoPhillips Co., 5.30%, 5/15/53	1,027,974
408,000	Energy Transfer L.P., 3.75%, 5/15/30	394,286
1,454,000	Exxon Mobil Corp., 4.33%, 3/19/50	1,219,747
504,000	ONEOK, Inc., 4.95%, 10/15/32	502,448
360,000	ONEOK, Inc., 6.63%, 9/01/53	377,449
980,000	Phillips 66 Co., 5.25%, 6/15/31	1,001,147
554,000	Saudi Arabian Oil Co., 5.00%, 2/02/36(a)	542,263

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Principal
Amount ($)		Fair Value
	CORPORATE BONDS (continued)
	ENERGY (continued)
	OIL & GAS PRODUCERS (continued)
451,000	Shell Finance US, Inc., 4.75%, 1/06/36	$444,286
763,000	TotalEnergies Capital SA LLC, 5.49%, 4/05/54	741,737
865,000	TotalEnergies Capital USA LLC, 4.57%, 1/13/33	854,518
		8,363,276
	TOTAL ENERGY	8,363,276

	FINANCIALS — 11.5%
	ASSET MANAGEMENT — 0.3%
722,000	The Charles Schwab Corp., 5.49%, 5/21/37(b)	732,500

	BANKING — 8.4%
245,000	American Express National Bank, 4.05%, 4/10/28	244,889
1,186,000	Bank of America Corp., 4.46%, 2/06/32(b)	1,168,166
577,000	Bank of Nova Scotia (The), 4.25%, 2/02/30 (SOFRRATE + 73bps)(b)	571,240
630,000	Bank of Nova Scotia (The), 4.90%, 6/05/32 (SOFRRATE + 97bps)(b)	630,851
858,000	Canadian Imperial Bank of Commerce, 5.26%, 4/08/29	875,594
804,000	Citigroup, Inc., 4.95%, 5/07/31(b)	809,885
710,000	HSBC Holdings PLC, 5.29%, 11/19/30(b)	720,362
1,212,000	JPMorgan Chase & Co., 5.14%, 1/24/31 (SOFRRATE + 90bps)(b)	1,231,206
721,000	JPMorgan Chase & Co., 4.35%, 1/22/32 (SOFRRATE + 84bps)(b)	708,826
1,128,000	JPMorgan Chase & Co., 4.81%, 10/22/36 (SOFRRATE + 119bps)(b)	1,095,144
2,562,000	JPMorgan Chase Bank NA, 4.73%, 4/30/31	2,569,376
1,830,000	Morgan Stanley Bank NA, 3.85%, 2/18/28	1,823,449
1,730,000	Morgan Stanley Private Bank NA, 3.85%, 2/18/28	1,723,807
690,000	Morgan Stanley Private Bank NA, 4.73%, 7/18/31 (SOFRRATE + 108bps)(b)	688,307
648,000	PNC Financial Services Group, Inc. (The), 6.88%, 10/20/34 (SOFRRATE + 228bps)(b)	716,348
1,327,000	Royal Bank of Canada, 4.65%, 10/18/30 (SOFRINDX + 108bps)(b)	1,328,981
346,000	Toronto-Dominion Bank (The), 4.86%, 1/31/28	348,566
351,000	Truist Financial Corp., 4.60%, 1/27/32(b)	347,056
223,000	Truist Financial Corp., 5.12%, 1/26/34(b)	223,164
1,760,000	UBS Bank USA, 3.80%, 2/11/28	1,752,420
461,000	US Bancorp, 5.05%, 2/12/31 (SOFRRATE + 106bps)(b)	467,083
678,000	US Bancorp, 4.84%, 2/01/34(b)	669,906
314,000	Wells Fargo & Co., 4.84%, 5/20/32(b)	313,809
1,000,000	Wells Fargo Bank NA, 4.25%, 3/11/27	1,002,121
		22,030,556
	INSTITUTIONAL FINANCIAL SERVICES — 2.5%
319,000	Bank of New York Mellon Corp. (The), 4.94%, 2/11/31(b)	322,698
1,089,000	Bank of New York Mellon Corp. (The), 5.06%, 7/22/32(b)	1,107,785
245,000	Goldman Sachs Bank USA, 4.30%, 3/11/27	245,513
1,320,000	Goldman Sachs Bank USA, 3.85%, 2/22/28	1,315,749
1,092,000	Goldman Sachs Group Inc. (The), 4.37%, 10/21/31(b)	1,070,539

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Principal
Amount ($)		Fair Value
	CORPORATE BONDS (continued)
	FINANCIALS (continued)
	INSTITUTIONAL FINANCIAL SERVICES (continued)
831,000	Goldman Sachs Group Inc. (The), 5.09%, 4/20/34 (SOFRRATE + 134bps)(b)	$829,500
487,000	Morgan Stanley, 5.23%, 1/15/31(b)	494,371
1,307,000	Morgan Stanley, 5.07%, 1/30/37(b)	1,280,339
		6,666,494
	SPECIALTY FINANCE — 0.3%
291,000	Capital One Financial Corp., 5.46%, 7/26/30 (SOFRRATE + 156bps)(b)	296,838
367,000	Capital One Financial Corp., 4.49%, 9/11/31(b)	360,853
140,000	Capital One Financial Corp., 7.62%, 10/30/31 (SOFRRATE + 307bps)(b)	154,278
		811,969
	TOTAL FINANCIALS	30,241,519

	HEALTH CARE — 1.7%
	BIOTECH & PHARMA — 0.6%
947,000	Eli Lilly & Co., 5.00%, 2/09/54	874,208
637,000	Merck & Co, Inc., 4.95%, 5/22/33	642,994
		1,517,202
	HEALTH CARE FACILITIES & SERVICES — 1.1%
273,000	Cigna Group (The), 4.88%, 9/15/32	273,499
1,402,000	Cigna Group (The), 5.25%, 1/15/36	1,407,824
854,000	UnitedHealth Group, Inc., 5.15%, 7/15/34	864,262
347,000	UnitedHealth Group, Inc., 5.88%, 2/15/53	348,772
		2,894,357
	TOTAL HEALTH CARE	4,411,559

	INDUSTRIALS — 1.6%
	AEROSPACE & DEFENSE — 0.4%
506,000	Boeing Co. (The), 5.15%, 5/01/30	514,151
575,000	Lockheed Martin Corp., 4.70%, 5/15/46	511,929
		1,026,080
	DIVERSIFIED INDUSTRIALS — 0.0%(c)
78,000	Honeywell International, Inc., 4.75%, 2/01/32	78,221

	ELECTRICAL EQUIPMENT — 0.2%
438,000	Johnson Controls International PLC, 5.50%, 4/19/29	449,935

	MACHINERY — 0.1%
358,000	Caterpillar, Inc., 5.20%, 5/15/35	366,188

	TRANSPORTATION & LOGISTICS — 0.9%
457,631	BNSF Railway Co. 2015-1 Pass Through Trust, 3.44%, 6/16/28(a)	450,951
1,413,000	Burlington Northern Santa Fe LLC, 4.55%, 9/01/44	1,249,732
317,655	FedEx Corp. 2020-1 Class AA Pass Through Trust, 1.88%, 2/20/34	275,100

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Principal
Amount ($)		Fair Value
	CORPORATE BONDS (continued)
	INDUSTRIALS (continued)
	TRANSPORTATION & LOGISTICS (continued)
428,000	FedEx Freight Holding Co., Inc., 4.95%, 3/15/33(a)	$420,041
8,608	Union Pacific Railroad Co. 2005 Pass Through Trust, 5.08%, 1/02/29	8,681
		2,404,505
	TOTAL INDUSTRIALS	4,324,929

	REAL ESTATE — 0.4%
	REIT — 0.4%
714,000	American Tower Corp., 3.80%, 8/15/29	698,107
299,000	American Tower Corp., 4.70%, 12/15/32	295,174
		993,281
	TOTAL REAL ESTATE	993,281

	TECHNOLOGY — 2.6%
	SEMICONDUCTORS — 0.6%
474,000	Broadcom, Inc., 4.35%, 2/15/30	471,192
600,000	Broadcom, Inc., 4.15%, 11/15/30	589,437
636,000	Broadcom, Inc., 4.90%, 7/15/32	639,880
		1,700,509
	SOFTWARE — 1.2%
1,197,000	Oracle Corp., 4.95%, 2/04/31	1,177,334
624,000	Oracle Corp., 5.88%, 9/26/45	558,433
1,375,000	Salesforce, Inc., 5.55%, 3/15/36	1,385,347
		3,121,114
	TECHNOLOGY HARDWARE — 0.2%
857,000	Apple, Inc., 2.95%, 9/11/49	570,282

	TECHNOLOGY SERVICES — 0.6%
800,000	International Business Machines Corp., 4.15%, 5/15/39	701,209
907,000	PayPal Holdings, Inc., 5.55%, 6/01/36	908,195
		1,609,404
	TOTAL TECHNOLOGY	7,001,309

	UTILITIES — 2.7%
	ELECTRIC UTILITIES — 2.7%
709,000	Alabama Power Co., 3.45%, 10/01/49	505,521
281,000	Berkshire Hathaway Energy Co., 3.70%, 7/15/30	272,658
1,805,000	Duke Energy Carolinas LLC, 5.30%, 2/15/40	1,794,428
421,000	Entergy Corp., 1.90%, 6/15/28	400,194
463,000	Florida Power & Light Co., 5.30%, 6/15/34	475,180
633,000	Florida Power & Light Co., 5.30%, 4/01/53	598,009
1,767,000	MidAmerican Energy Co., 4.25%, 7/15/49	1,440,363
191,000	NextEra Energy Capital Holdings, Inc., 2.25%, 6/01/30	174,331

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Principal
Amount ($)		Fair Value
	CORPORATE BONDS (continued)
	UTILITIES (continued)
	ELECTRIC UTILITIES (continued)
489,000	Virginia Electric and Power Co., 4.95%, 3/15/36	$480,912
1,079,000	Virginia Electric and Power Co., 5.45%, 4/01/53	1,029,067
		7,170,663
	TOTAL UTILITIES	7,170,663
	TOTAL CORPORATE BONDS (Cost $81,280,012)	80,856,233

	MORTGAGE-BACKED SECURITIES — 28.8%
251,776	Fannie Mae Pool, 4.00%, 5/15/27	237,815
11,579	Fannie Mae Pool, 5.00%, 11/01/29	11,659
16,698	Fannie Mae Pool, 1.50%, 10/01/36	15,113
179	Fannie Mae Pool, 2.50%, 4/01/37	166
80,431	Fannie Mae Pool, 3.50%, 10/13/37	74,488
62,410	Fannie Mae Pool, 3.50%, 12/01/37	60,438
216,030	Fannie Mae Pool, 3.00%, 10/01/40	200,422
201,868	Fannie Mae Pool, 2.00%, 11/01/40	176,337
142,485	Fannie Mae Pool, 2.00%, 1/01/41	124,400
358,687	Fannie Mae Pool, 2.50%, 9/01/41	320,912
403,287	Fannie Mae Pool, 2.50%, 10/01/41	360,748
216,167	Fannie Mae Pool, 2.50%, 11/01/41	193,090
832,285	Fannie Mae Pool, 5.00%, 6/01/43	827,430
522,158	Fannie Mae Pool, 4.50%, 11/01/44	515,489
349,783	Fannie Mae Pool, 5.00%, 8/01/45	348,253
71,931	Fannie Mae Pool, 3.00%, 4/01/46	64,705
689,974	Fannie Mae Pool, 5.00%, 4/01/46	689,552
66,760	Fannie Mae Pool, 3.50%, 6/01/46	62,094
165,925	Fannie Mae Pool, 5.00%, 11/01/46	168,465
82,767	Fannie Mae Pool, 3.00%, 4/01/48	74,113
305,066	Fannie Mae Pool, 4.50%, 1/01/49	297,136
17,049	Fannie Mae Pool, 2.50%, 7/01/49	14,724
67,347	Fannie Mae Pool, 3.00%, 12/01/49	59,938
989,633	Fannie Mae Pool, 3.50%, 3/01/50	901,250
223,359	Fannie Mae Pool, 2.50%, 5/01/50	185,728
1,021,360	Fannie Mae Pool, 2.50%, 6/01/50	874,022
185,256	Fannie Mae Pool, 5.00%, 6/01/50	185,593
111,556	Fannie Mae Pool, 2.50%, 10/01/50	95,415
15,752	Fannie Mae Pool, 2.00%, 1/01/51	12,865
291,819	Fannie Mae Pool, 2.50%, 2/01/51	250,485
334,367	Fannie Mae Pool, 2.50%, 2/01/51	283,975
242,530	Fannie Mae Pool, 2.00%, 3/01/51	198,727
23,188	Fannie Mae Pool, 2.00%, 5/01/51	18,732
21,826	Fannie Mae Pool, 2.50%, 5/01/51	18,543

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Principal
Amount ($)		Fair Value
	MORTGAGE-BACKED SECURITIES (continued)
594,303	Fannie Mae Pool, 2.50%, 6/01/51	$508,556
314,614	Fannie Mae Pool, 2.50%, 6/01/51	269,365
1,025,240	Fannie Mae Pool, 2.50%, 7/01/51	875,349
598,250	Fannie Mae Pool, 2.50%, 8/01/51	508,268
23,121	Fannie Mae Pool, 2.50%, 10/01/51	19,507
231,507	Fannie Mae Pool, 2.50%, 10/01/51	195,092
220,058	Fannie Mae Pool, 2.00%, 1/01/52	178,773
219,993	Fannie Mae Pool, 3.00%, 1/01/52	194,208
256,915	Fannie Mae Pool, 3.50%, 1/01/52	234,870
523,493	Fannie Mae Pool, 4.00%, 1/01/52	497,553
482,373	Fannie Mae Pool, 2.00%, 2/01/52	393,986
36,047	Fannie Mae Pool, 2.00%, 3/01/52	29,491
301,925	Fannie Mae Pool, 3.50%, 6/01/52	275,391
297,141	Fannie Mae Pool, 5.00%, 6/01/52	296,388
737,604	Fannie Mae Pool, 3.50%, 8/01/52	675,907
387,641	Fannie Mae Pool, 5.00%, 11/01/52	384,170
1,187,158	Fannie Mae Pool, 4.50%, 12/01/52	1,145,066
196,135	Fannie Mae Pool, 6.50%, 1/01/53	206,116
669,697	Fannie Mae Pool, 4.00%, 7/01/53	631,537
320,098	Fannie Mae Pool, 6.00%, 9/01/53	329,389
471,889	Fannie Mae Pool, 5.50%, 3/01/54	480,137
684,595	Fannie Mae Pool, 4.00%, 4/01/54	647,464
2,257,739	Fannie Mae Pool, 5.00%, 11/01/54	2,252,361
616,623	Fannie Mae Pool, 5.50%, 3/01/55	620,043
995,321	Fannie Mae Pool, 6.00%, 3/01/55	1,031,808
1,037,148	Fannie Mae Pool, 5.00%, 1/01/56	1,023,972
51,003	Fannie Mae Pool, 4.50%, 4/01/56	49,758
279,626	Fannie Mae Pool, 4.50%, 8/01/56	271,415
723,711	Fannie Mae Pool, 5.50%, 9/01/56	735,442
837,566	Fannie Mae REMICS 2005-W1 1A1, 6.00%, 10/25/44	863,596
25,108	Fannie Mae REMICS 2012-111 EC, 2.00%, 12/25/41	23,417
3,092	Fannie Mae REMICS 2012-145 EA, 1.25%, 1/25/28	3,034
1,022	Fannie Mae REMICS 2012-34PC, 5.50%, 1/25/32	1,021
97,784	Fannie Mae REMICS 2013-2 MA, 3.50%, 2/25/43	92,483
51,932	Fannie Mae REMICS 2013-31 NL, 4.00%, 4/25/33	51,254
307,000	Fannie Mae REMICS 2017-44 VB, 3.50%, 10/25/37	301,807
38,048	Fannie Mae REMICS 2017-82 PA, 3.00%, 4/25/45	36,130
172,874	Fannie Mae REMICS 2017-89 PL, 3.00%, 6/25/43	170,999
55,584	Fannie Mae REMICS 2018-62 PT, 3.50%, 9/25/48	53,209
48,265	Fannie Mae REMICS 2019-35 A, 3.00%, 7/25/49	43,414
111,967	Fannie Mae REMICS 2019-37 AG, 3.50%, 6/25/53	107,499
12,835	Fannie Mae REMICS 2019-39 LA, 3.00%, 2/25/49	11,849

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Principal
Amount ($)		Fair Value
	MORTGAGE-BACKED SECURITIES (continued)
138,903	Fannie Mae REMICS 2020-12 JC, 2.00%, 3/25/50	$116,442
470,399	Fannie Mae REMICS 2020-48 DA, 2.00%, 7/25/50	394,096
78,576	Fannie Mae REMICS 2020-78 CA, 2.00%, 10/25/44	71,891
8,561	Fannie Mae REMICS 2021-3 ME, 1.00%, 2/25/51	6,565
31,953	Fannie Mae REMICS 2022-75 A, 5.50%, 1/25/49	32,036
269,668	Fannie Mae REMICS 2023-21, 5.00%, 1/25/53	268,604
159,996	Fannie Mae REMICS 2024-11 BK, 5.00%, 2/25/51	159,716
331,517	Fannie Mae REMICS 2024-26 A, 5.00%, 7/25/51	330,591
248,223	Fannie Mae REMICS 2024-9 NP, 5.50%, 6/25/44	250,176
1,433,000	Federal Farm Credit Banks Funding Corp., 4.39%, 3/27/29	1,439,194
1,240,000	Federal Farm Credit Banks Funding Corp., 4.59%, 8/25/31	1,235,606
1,387,000	Federal Farm Credit Banks Funding Corp., 5.11%, 7/15/32	1,388,878
1,745,000	Federal Home Loan Banks, 5.45%, 4/15/38	1,728,712
4,681,000	Federal Home Loan Mortgage Corp., 4.85%, 5/27/31	4,679,709
735,000	Federal Home Loan Mortgage Corp., 4.38%, 11/20/34	712,324
28,680	Freddie Mac Gold Pool, 3.00%, 11/01/42	25,913
4,880	Freddie Mac Gold Pool, 3.00%, 11/01/46	4,384
189,972	Freddie Mac Gold Pool, 3.00%, 12/01/46	170,709
105,676	Freddie Mac Gold Pool, 3.00%, 1/01/47	94,492
436,838	Freddie Mac Pool, 2.50%, 3/15/28	375,103
207,433	Freddie Mac Pool, 3.50%, 6/15/29	190,315
216,843	Freddie Mac Pool, 3.00%, 7/01/38	203,912
960,807	Freddie Mac Pool, 4.50%, 8/01/45	947,856
106,973	Freddie Mac Pool, 5.00%, 5/01/46	105,590
491,705	Freddie Mac Pool, 2.50%, 5/01/50	408,863
109,867	Freddie Mac Pool, 2.00%, 8/01/50	90,162
204,110	Freddie Mac Pool, 2.50%, 11/01/50	172,645
171,406	Freddie Mac Pool, 2.50%, 12/01/50	146,610
264,242	Freddie Mac Pool, 2.00%, 2/01/51	213,690
572,859	Freddie Mac Pool, 2.50%, 3/01/51	490,484
30,160	Freddie Mac Pool, 2.50%, 5/01/51	25,802
22,007	Freddie Mac Pool, 2.50%, 6/01/51	18,598
370,565	Freddie Mac Pool, 2.50%, 9/01/51	318,351
351,348	Freddie Mac Pool, 2.00%, 11/01/51	283,089
392,977	Freddie Mac Pool, 3.00%, 12/01/51	346,679
402,656	Freddie Mac Pool, 3.50%, 4/01/52	368,250
1,120,914	Freddie Mac Pool, 4.00%, 5/01/52	1,055,007
508,796	Freddie Mac Pool, 3.50%, 7/01/52	466,515
614,934	Freddie Mac Pool, 3.00%, 8/01/52	545,752
3,660,003	Freddie Mac Pool, 3.00%, 8/01/52	3,207,408
414,121	Freddie Mac Pool, 5.00%, 12/01/52	415,548
522,709	Freddie Mac Pool, 6.00%, 2/01/53	543,612
213,651	Freddie Mac Pool, 5.50%, 6/01/53	215,934

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Principal
Amount ($)		Fair Value
	MORTGAGE-BACKED SECURITIES (continued)
15,874	Freddie Mac Pool, 6.00%, 8/01/53	$16,355
425,817	Freddie Mac Pool, 5.50%, 9/01/53	434,434
200,321	Freddie Mac Pool, 6.50%, 11/01/53	210,494
830,241	Freddie Mac Pool, 4.50%, 9/01/54	800,973
642,466	Freddie Mac Pool, 5.00%, 9/01/54	634,893
181,221	Freddie Mac Pool, 5.50%, 11/01/54	184,414
485,142	Freddie Mac Pool, 5.50%, 11/01/55	488,708
494,164	Freddie Mac Pool, 5.50%, 11/01/55	497,908
904,064	Freddie Mac Pool, 5.50%, 1/01/56	913,542
8,223	Freddie Mac REMICS 4097 BG, 2.00%, 12/15/41	7,790
17,843	Freddie Mac REMICS 4322 DJ, 3.00%, 5/15/43	17,591
101,622	Freddie Mac REMICS 4569 DA, 3.00%, 8/15/44	98,549
1,180	Freddie Mac REMICS 4590 AK, 3.50%, 8/15/27	1,178
19,857	Freddie Mac REMICS 4628 KA, 3.00%, 1/15/55	19,386
135,994	Freddie Mac REMICS 4639 KB, 3.25%, 4/15/53	133,085
512,751	Freddie Mac REMICS 4948 E, 2.50%, 10/25/48	468,051
77,949	Freddie Mac REMICS 4994 GA, 2.00%, 3/25/44	74,256
215,423	Freddie Mac REMICS 4998 A, 2.00%, 5/25/46	193,266
317,290	Freddie Mac REMICS 5009 TA, 1.00%, 9/25/50	245,215
39,742	Freddie Mac REMICS 5019 GH, 2.00%, 6/25/42	37,920
16,435	Freddie Mac REMICS 5056 PB, 0.75%, 12/25/50	12,664
37,372	Freddie Mac REMICS 5070 JP, 2.00%, 1/25/51	30,476
148,177	Freddie Mac REMICS 5072 NJ, 1.00%, 1/25/50	113,186
662,625	Freddie Mac REMICS 5100 PD, 1.50%, 2/25/49	536,718
94,023	Freddie Mac REMICS 5131 TG, 1.00%, 4/25/49	79,966
219,006	Freddie Mac REMICS 5199 BA, 3.00%, 6/25/48	201,583
753,244	Freddie Mac REMICS 5419 CA, 5.50%, 9/25/49	759,169
338,137	Freddie Mac REMICS 5522 DE, 5.50%, 11/25/51	340,474
752,258	Freddie Mac REMICS 5604 EA, 4.50%, 4/25/52	741,527
66,002	Freddie Mac Structured Pass-Through Certificates, 5.14%, 7/25/44 (12MTA + 140bps)(b)	64,627
10,253	Freddie Mac Structured Pass-Through Certificates, 4.94%, 10/25/44 (12MTA + 120bps)(b)	9,517
221,438	Ginnie Mae I Pool, 3.00%, 8/15/45	199,103
6,364	Ginnie Mae II Pool, 3.50%, 4/20/27	6,337
3,017	Ginnie Mae II Pool, 3.50%, 7/20/27	3,001
339,850	Ginnie Mae II Pool, 3.50%, 12/20/34	330,523
1,757	Ginnie Mae II Pool, 5.00%, 6/20/48	1,763
38,754	Ginnie Mae II Pool, 5.00%, 7/20/48	38,922
333,917	Ginnie Mae II Pool, 3.50%, 1/20/50	306,550
205,290	Ginnie Mae II Pool, 2.50%, 12/20/50	174,221
1,029,082	Ginnie Mae II Pool, 2.00%, 2/20/51	826,533
2,380,528	Ginnie Mae II Pool, 2.00%, 3/20/51	1,923,962
732,811	Ginnie Mae II Pool, 2.00%, 4/20/51	589,481
1,276,162	Ginnie Mae II Pool, 2.50%, 6/20/51	1,072,339
401,147	Ginnie Mae II Pool, 2.50%, 9/20/51	343,400

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Principal
Amount ($)		Fair Value
	MORTGAGE-BACKED SECURITIES (continued)
694,577	Ginnie Mae II Pool, 3.00%, 3/20/52	$617,531
351,901	Ginnie Mae II Pool, 4.00%, 7/20/52	323,644
650,409	Ginnie Mae II Pool, 4.50%, 9/20/52	632,104
359,017	Ginnie Mae II Pool, 5.00%, 11/20/52	356,873
261,263	Ginnie Mae II Pool, 2.50%, 2/20/53	224,430
277,708	Ginnie Mae II Pool, 5.50%, 9/01/53(b)	282,872
394,173	Ginnie Mae II Pool, 6.00%, 9/20/53	406,160
995,080	Ginnie Mae II Pool, 3.00%, 12/20/53	869,344
807	Government National Mortgage Association 2009-34 BH, 4.00%, 5/20/39	787
46,533	Government National Mortgage Association 2014-6 JA, 2.75%, 6/20/42	45,644
447,227	Government National Mortgage Association 2015-151 UB, 2.00%, 3/20/45	409,474
2,364	Government National Mortgage Association 2016-150 JG, 2.50%, 10/20/45	2,347
1,339	Government National Mortgage Association 2017-24 A, 2.25%, 9/16/44	1,329
116,708	Government National Mortgage Association 2018-76 EB, 2.50%, 9/20/46	112,750
275,579	Government National Mortgage Association 2020-45 ME, 2.00%, 3/20/50	230,491
1,318,992	Government National Mortgage Association 2021-154 CE, 1.75%, 9/20/51	1,143,949
113,030	Government National Mortgage Association 2021-77 LA, 1.00%, 8/20/50	86,341
138,588	Government National Mortgage Association 2021-83 KB, 1.25%, 5/20/51	107,232
927,376	Government National Mortgage Association 2022-189 PT, 2.50%, 10/20/51	775,600
8,880	Government National Mortgage Association 2022-213 GP, 5.00%, 8/20/47	8,904
453,003	Government National Mortgage Association 2022-218 EV, 5.50%, 11/20/33	458,744
20,806	Government National Mortgage Association 2022-99 GQ, 3.50%, 1/20/52	20,327
12,015	Government National Mortgage Association 2023-120 AK, 6.00%, 11/20/44	12,161
43,884	Government National Mortgage Association 2023-150 HE, 6.00%, 3/20/42	44,116
436,987	Government National Mortgage Association 2024-1 DV, 5.50%, 10/20/35	442,092
176,731	Government National Mortgage Association 2024-20 PC, 5.50%, 2/20/54	178,036
3,383	Government National Mortgage Association 2024-20 VG, 5.50%, 8/20/35	3,411
9,975	Government National Mortgage Association 2024-43 HP, 5.00%, 7/20/53	10,002
123,232	Government National Mortgage Association 2024-65 NB, 5.50%, 2/20/48	123,159
540,000	Government National Mortgage Association 2024-8 JL, 5.00%, 1/20/54	528,869
413,000	Morgan Stanley Capital I Trust 2016-UBS12, 3.60%, 12/17/49	410,292
925,000	PSMC 2020-3 Trust, 3.00%, 11/25/50(a)(b)	782,400
60,224	Seasoned Credit Risk Transfer Trust 2012-2 MA, 2.00%, 11/25/60	52,825
15,000	UBS Commercial Mortgage Trust 2018-C8 A4, 3.98%, 2/15/51	14,785
352,000	UBS Commercial Mortgage Trust 2019-C17 A4, 2.92%, 10/18/52	332,675
2,212,532	UMBS Freddie Mac Pool, 4.50%, 10/01/52	2,134,535
337,453	UMBS Freddie Mac Pool, 5.00%, 7/01/53	337,623
80,011	Wells Fargo Commercial Mortgage Trust 2016-C35, 2.93%, 7/17/48	79,902
351,000	Wells Fargo Commercial Mortgage Trust 2017-RB1, 3.64%, 3/15/50	346,057
	TOTAL MORTGAGE-BACKED SECURITIES (Cost $77,524,905)	76,043,596

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Principal
Amount ($)		Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 1.0%
	SUPRANATIONAL — 0.7%
1,098,000	International Bank for Reconstruction & Development, 1.62%, 3/11/30	$990,336
743,000	International Bank for Reconstruction & Development, 5.17%, 4/24/29	743,737
		1,734,073
	SOVEREIGN — 0.3%
753,000	Mexico Government International Bond, 7.38%, 5/13/55	796,365
	TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost $2,567,037)	2,530,438

	U.S. GOVERNMENT & AGENCIES — 32.4%
	U.S. TREASURY BONDS — 8.9%
2,573,000	United States Treasury Bond, 4.75%, 11/15/43	2,520,485
4,626,000	United States Treasury Bond, 2.00%, 8/15/51	2,609,082
3,768,000	United States Treasury Note, 3.50%, 1/31/28	3,738,268
4,021,000	United States Treasury Note/Bond, 4.63%, 2/15/46	3,840,997
4,597,000	United States Treasury Note/Bond, 5.00%, 5/15/46	4,610,288
5,285,000	United States Treasury Note/Bond, 3.13%, 5/15/48	3,943,931
2,607,000	United States Treasury Note/Bond, 4.75%, 2/15/56	2,508,423
		23,771,474
	U.S. TREASURY NOTES — 23.5%
3,794,000	United States Treasury Inflation Indexed Bonds, 1.00%, 2/15/46	3,941,345
5,514,000	United States Treasury Inflation Indexed Bonds, 2.38%, 2/15/56	5,236,240
5,015,000	United States Treasury Note, 4.13%, 7/31/31	5,007,556
5,153,000	United States Treasury Note/Bond, 3.88%, 7/15/28	5,137,903
5,260,000	United States Treasury Note/Bond, 3.50%, 11/15/28	5,194,353
5,212,000	United States Treasury Note/Bond, 3.50%, 1/15/29	5,142,167
4,182,000	United States Treasury Note/Bond, 3.88%, 4/15/29	4,162,560
3,479,000	United States Treasury Note/Bond, 3.63%, 10/31/30	3,409,420
4,555,000	United States Treasury Note/Bond, 3.63%, 12/31/30	4,459,630
3,473,000	United States Treasury Note/Bond, 4.13%, 5/31/31	3,470,965
1,821,000	United States Treasury Note/Bond, 3.75%, 10/31/32	1,770,069
1,583,000	United States Treasury Note/Bond, 3.75%, 2/28/33	1,535,201
1,260,000	United States Treasury Note/Bond, 4.25%, 3/31/33	1,258,228
3,951,000	United States Treasury Note/Bond, 4.25%, 5/31/33	3,943,283
2,924,000	United States Treasury Note/Bond, 4.25%, 5/15/35	2,889,220
5,285,000	United States Treasury Note/Bond, 4.38%, 5/15/36	5,251,969
		61,810,109
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $86,176,162)	85,581,583

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Shares		Fair Value
	CERTIFICATE OF DEPOSIT — 1.1%
	BANKING — 1.1%
2,750,000	JPMorgan Chase Bank NA, 5.00%, 5/22/31	$2,781,453
	TOTAL CERTIFICATE OF DEPOSIT (Cost $2,750,000)	2,781,453

	SHORT-TERM INVESTMENTS — 0.5%
1,396,214	First American Treasury Obligations Fund, Class X, 3.56%(d)	1,396,214
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,396,215)	1,396,214
	TOTAL INVESTMENTS — 98.5% (Cost $262,635,869)	$260,110,415
	Other Assets in Excess of Liabilities — 1.5%	3,911,770
	NET ASSETS — 100.0%	$264,022,185

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2026 the total market value of 144A securities is $6,306,336 or 2.4% of net assets.

(b)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of May 31, 2026. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(c)	Percentage rounds to less than 0.1%.

(d)	Rate disclosed is the seven day effective yield as of May 31, 2026.

MTA - Moving Treasury Average

REMIC - Real Estate Mortgage Investment Conduit

SOFR - Secured Overnight Financing Rate

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF INVESTMENTS
May 31, 2026

Shares		Fair Value
	COMMON STOCKS — 2.0%
	ENERGY — 1.0%
	OIL & GAS PRODUCERS — 0.3%
21,080	Exxon Mobil Corp.	$3,152,725

	OIL & GAS SERVICES & EQUIPMENT — 0.7%
73,387	Halliburton Co.	2,851,085
58,015	SLB Ltd.	3,164,718
458,838	Transocean Ltd.(a)	2,840,207
		8,856,010
	TOTAL ENERGY	12,008,735

	MATERIALS — 1.0%
	METALS & MINING — 1.0%
17,285	Agnico Eagle Mines Ltd.	3,092,978
71,468	Alamos Gold, Inc., Class A	2,830,847
41,993	BHP Group Ltd. - ADR	3,911,649
100,876	Kinross Gold Corp.	2,924,395
		12,759,869
	TOTAL MATERIALS	12,759,869
	TOTAL COMMON STOCKS (Cost $25,986,920)	24,768,604

	EXCHANGE-TRADED FUNDS — 0.6%
276,501	North Square RCIM Tax-Advantaged Preferred & Income Securities ETF(b)	7,069,356
	TOTAL EXCHANGE-TRADED FUNDS (Cost $7,008,814)	7,069,356

Principal
Amount ($)
	ASSET BACKED SECURITIES — 10.7%
468,146	Aegis Asset Backed Securities Trust 2005-2, 4.49%, 6/25/35 (TSFR1M + 83bps)(c)	456,454
10,425,000	Applebee’s Funding LLC / IHOP Funding LLC 2025-1A A2, 6.72%, 6/07/55(d)	10,477,021
5,325,000	Canon Music Issuer Trust, 5.52%, 5/01/76(d)	5,334,230
26,130,000	Citigroup Commercial Mortgage Trust 2015-101A, 1.25%, 1/14/43(c)(d)	1,890,085
3,550,000	Citigroup Commercial Mortgage Trust 2015-GC27, 3.00%, 2/01/48(d)	3,329,747
72,000,000	Citigroup Commercial Mortgage Trust 2020-555 X, 0.86%, 12/10/29(c)(d)	1,726,848
5,940,953	COMM 2010-C1 Mortgage Trust, 5.99%, 7/10/46(c)(d)	5,907,522
350,000	COMM 2013-CCRE7 Mortgage Trust, 4.39%, 3/10/46(c)(d)	332,944
5,686,000	Credit Suisse Mortgage Trust 2021-Gate C, 6.45%, 12/15/36(c)(d)	5,624,318
411,224	FBR Securitization Trust 2005-5 M2, 4.47%, 11/26/35 (TSFR1M + 82bps)(c)	408,217
7,358,089	GS Mortgage Securities Corp. Trust 2012-BWTR, 2.95%, 11/05/34(d)	6,794,327
2,619,502	GS Mortgage Securities Corp. Trust 2015-GC32, 4.48%, 7/10/48(c)(d)	2,549,353
8,016,000	HI-FI Music IP Issuer LP 2022-1A A2, 3.94%, 2/01/62(d)	7,964,558
3,460,843	HomeBanc Mortgage Trust 2005-3 M4, 4.70%, 7/25/35(c)	3,486,227
65,264	HSI Asset Securitization Corp. Trust 2006-OPT3, 4.31%, 2/25/36 (TSFR1M + 65bps)(c)	64,901
736,449	Impac CMB Trust Series 2005-4, 4.41%, 5/25/35 (TSFR1M + 54bps)(c)	718,332

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Principal
Amount ($)		Fair Value
	ASSET BACKED SECURITIES (continued)
207,109	JPMorgan Mortgage Acquisition Trust 2007-CH3, 4.03%, 3/25/37 (TSFR1M + 37bps)(c)	$206,200
3,580,000	Kapitus Asset Securitization, LLC 2024-1A, 5.49%, 9/10/31(d)	3,599,572
532,952	Long Beach Mortgage Loan Trust 2005-1, 5.04%, 2/25/35 (TSFR1M + 139bps)(c)	526,479
4,630,817	Lyra Music Assets Delaware LP 2025-1A A2, 5.60%, 9/20/65(d)	4,675,495
3,896,226	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 E, 4.82%, 8/15/45(c)(d)	3,879,336
6,217,000	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 F, 4.50%, 8/15/45(d)	6,157,318
1,949,251	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 C, 4.31%, 2/15/46(c)	1,828,690
2,269,567	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26 D, 3.06%, 10/01/48(d)	2,180,067
349,908	Morgan Stanley Capital I Trust 2011-C2, 5.39%, 6/15/44(c)(d)	347,433
2,500,000	Morgan Stanley Capital I Trust 2011-C2, 5.39%, 6/15/44(c)(d)	2,432,832
9,475,000	Morgan Stanley Capital I Trust 2014-150E, 3.91%, 9/09/32(d)	8,933,777
7,271,942	MSBAM Commercial Mortgage Securities Trust 2012-CKSV A2, 3.28%, 10/15/30(d)	7,037,535
8,350,000	Olympic Tower 2017-OT Mortgage Trust, 3.57%, 5/01/39(d)	8,023,561
13,590,000	Planet Fitness Master Issuer LLC 2025-1A A2I, 5.27%, 12/06/55(d)	13,509,868
143,077	Renaissance Home Equity Loan Trust 2005-3, 5.14%, 11/25/35	143,092
251,000,000	RIDE 2025-SHRE, 0.29%, 2/14/47(c)(d)	2,167,159
1,187,574	Wells Fargo Commercial Mortgage Trust 2014-LC18, 4.19%, 12/15/47(c)	1,175,490
163,362	Wells Fargo Commercial Mortgage Trust 2015-C29, 4.30%, 6/01/48(c)	158,913
9,855,000	Zayo Issuer LLC 2025-3A A2, 5.57%, 10/20/55(d)	9,806,050
	TOTAL ASSET BACKED SECURITIES (Cost $133,700,588)	133,853,951

	CORPORATE BONDS — 34.8%
	COMMUNICATIONS — 5.5%
	ENTERTAINMENT CONTENT — 0.5%
6,900,000	Paramount Global, 6.25%, 2/28/57(c)	5,658,000

	INTERNET MEDIA & SERVICES — 2.0%
27,000,000	Meta Platforms, Inc., 5.63%, 11/15/55	24,913,518

	TELECOMMUNICATIONS — 3.0%
9,000,000	Bell Canada, 7.00%, 9/15/55 (H15T5Y + 236bps)(c)	9,301,446
8,775,000	Rogers Communications, Inc., 7.13%, 4/15/55 (H15T5Y + 262bps)(c)	9,102,390
5,700,000	TELUS Corp., 6.63%, 10/15/55(c)	5,780,347
4,000,000	TELUS Corp., 7.00%, 10/15/55(c)	4,119,908
10,000,000	Verizon Communications, Inc., 6.05%, 5/14/58 (H15T5Y + 181bps)(c)	10,134,061
		38,438,152
	TOTAL COMMUNICATIONS	69,009,670

	CONSUMER DISCRETIONARY — 0.7%
	AUTOMOTIVE — 0.7%
9,416,000	General Motors Financial Co., Inc., 5.75%, 3/30/66(c)(e)	9,330,343
	TOTAL CONSUMER DISCRETIONARY	9,330,343

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Principal
Amount ($)		Fair Value
	CORPORATE BONDS (continued)
	ENERGY — 4.9%
	OIL & GAS PRODUCERS — 4.9%
2,050,000	Enbridge, Inc., 7.20%, 6/27/54 (H15T5Y + 297bps)(c)	$2,189,287
12,211,000	Enbridge, Inc., 5.75%, 7/15/80(c)	12,330,924
9,500,000	Energy Transfer LP, 6.63%, 2/15/72 (SOFR + 416bps)(c)(e)	9,616,442
2,000,000	Phillips 66 Co., 5.88%, 3/15/56 (H15T5Y + 228bps)(c)	1,989,057
10,000,000	Phillips 66 Co., 6.20%, 3/15/56 (H15T5Y + 217bps)(c)	10,060,260
9,000,000	South Bow Canadian Infrastructure Holdings Ltd., 7.50%, 3/01/55(c)	9,631,926
8,000,000	Transcanada Trust, 5.50%, 9/15/79(c)	7,985,631
6,900,000	Venture Global LNG, Inc., 9.00%, 12/31/99(c)(d)(e)	6,817,803
		60,621,330
	TOTAL ENERGY	60,621,330

	FINANCIALS — 10.4%
	ASSET MANAGEMENT — 1.3%
14,055,000	Charles Schwab Corp. (The), 4.00%, 12/31/49 (H15T10Y + 308bps)(c)(e)	13,143,604
4,000,000	UBS Group AG, 4.38%, 8/10/71(c)(e)	3,656,607
		16,800,211
	BANKING — 8.5%
12,000,000	Bank of America Corp., 5.88%, 3/15/49(e)	12,150,636
5,000,000	BNP Paribas SA, 6.88%, 12/15/99(c)(d)(e)	4,970,685
7,500,000	Citigroup, Inc., 6.95%, 2/15/80 (H15T5Y + 273bps)(c)(e)	7,658,940
7,000,000	Citigroup, Inc., 6.63%, 5/15/99(e)	7,111,713
7,750,000	Citizens Financial Group, Inc., 4.00%, 10/06/71(c)(e)	7,696,145
2,500,000	HSBC Holdings PLC, 6.75%, 11/18/80(c)(e)	2,512,172
10,800,000	HSBC Holdings PLC, 4.60%, 12/31/99 (H15T5Y + 365bps)(c)(e)	10,122,013
6,000,000	Huntington Bancshares, Inc., 6.25%, 10/15/80 (H15T5Y + 265bps)(c)(e)	6,004,782
11,000,000	JPMorgan Chase & Co., 6.50%, 4/01/80 (H15T5Y + 215bps)(c)(e)	11,282,161
11,800,000	Nordea Bank Abp, 6.75%, 11/10/88 (H15T5Y + 272bps)(c)(d)(e)	11,970,321
5,000,000	Royal Bank of Canada, 6.50%, 11/24/85	4,911,985
7,800,000	Svenska Handelsbanken AB, 4.75%, 3/01/71(c)(e)	7,409,697
12,000,000	Wells Fargo & Co., 6.13%, 6/15/80(c)(e)	12,104,052
		105,905,302
	SPECIALTY FINANCE — 0.6%
7,189,000	Capital One Financial Corp., 3.95%, 12/01/70(c)(e)	7,155,619
	TOTAL FINANCIALS	129,861,132

	HEALTH CARE — 0.6%
	HEALTH CARE FACILITIES & SERVICES — 0.6%
6,000,000	CVS Health Corp., 6.75%, 12/10/54 (H15T5Y + 252bps)(c)	6,259,560
1,000,000	Humana, Inc., 6.63%, 9/15/56(c)	991,988
		7,251,548
	TOTAL HEALTH CARE	7,251,548

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Principal
Amount ($)		Fair Value
	CORPORATE BONDS (continued)
	MATERIALS — 0.3%
	CHEMICALS — 0.3%
5,250,000	FMC Corp., 8.45%, 11/01/55(c)	$3,917,119
	TOTAL MATERIALS	3,917,119

	UTILITIES — 12.4%
	ELECTRIC UTILITIES — 11.1%
5,467,000	Algonquin Power & Utilities Corp., 4.75%, 1/18/82(c)	5,433,680
5,000,000	Alliant Energy Corp., 3.25%, 5/30/28	5,303,750
4,782,000	American Electric Power Co., Inc., 6.95%, 12/15/54 (H15T5Y + 268bps)(c)	5,115,483
3,500,000	American Electric Power Co., Inc., 6.05%, 3/15/56 (H15T5Y + 194bps)(c)	3,472,542
9,725,000	CenterPoint Energy, Inc., 3.00%, 8/01/28(d)	10,148,037
3,000,000	CenterPoint Energy, Inc., 6.85%, 2/15/55 (H15T5Y + 295bps)(c)	3,166,851
5,000,000	CMS Energy Corp., 3.13%, 5/01/31(d)	5,006,250
11,000,000	Dominion Energy, Inc., 6.20%, 2/15/56 (H15T10Y + 201bps)(c)	11,076,417
4,500,000	Duke Energy Corp., 6.45%, 9/01/54 (H15T5Y + 259bps)(c)	4,689,842
2,000,000	Emera US Finance LLC, 6.65%, 10/01/56 (H15T5Y + 287bps)(c)	2,026,948
4,500,000	Emera US Finance LLC, 6.85%, 10/01/56 (H15T5Y + 265bps)(c)	4,563,954
5,436,000	Emera, Inc., 6.75%, 6/15/76(c)	5,439,490
5,000,000	Eversource Energy, 6.35%, 8/15/56 (H15T5Y + 233bps)(c)	5,015,185
5,500,000	Exelon Corp., 3.25%, 3/15/29(d)	5,542,625
9,700,000	Exelon Corp., 6.50%, 3/15/55 (H15T5Y + 198bps)(c)	10,047,444
6,000,000	NextEra Energy Capital Holdings, Inc., 6.38%, 8/15/55(c)	6,146,520
7,500,000	NextEra Energy Capital Holdings, Inc., 6.50%, 8/15/55 (H15T5Y + 198bps)(c)	7,774,853
7,000,000	NiSource, Inc., 6.38%, 3/31/55 (H15T5Y + 253bps)(c)	7,171,661
4,000,000	NRG Energy, Inc., 10.25%, 12/31/49 (H15T5Y + 592bps)(c)(d)(e)	4,363,952
4,925,000	Southern Co. (The), 3.25%, 6/15/28	4,945,931
5,040,000	Vistra Corp., 8.88%, 12/31/49 (H15T5Y + 505bps)(c)(e)	5,424,703
5,500,000	WEC Energy Group, Inc., 3.38%, 6/01/28(d)	5,625,125
10,000,000	Xcel Energy Inc., 5.75%, 12/03/56(c)	9,914,604
		137,415,847
	GAS & WATER UTILITIES — 1.3%
8,550,000	AltaGas Ltd., 7.20%, 10/15/54 (H15T5Y + 357bps)(c)(d)	8,915,547
5,000,000	NiSource, Inc., 5.75%, 7/15/56(c)	5,040,495
3,000,000	Southern Company Gas Capital Corp., 6.05%, 9/15/56(c)	3,015,333
		16,971,375
	TOTAL UTILITIES	154,387,222
	TOTAL CORPORATE BONDS (Cost $434,231,990)	434,378,364

	MORTGAGE-BACKED SECURITIES — 35.4%
4,706,272	Fannie Mae Pool, 3.50%, 10/01/51	4,290,553
8,198,486	Fannie Mae Pool, 2.50%, 12/01/51	6,899,508

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Principal
Amount ($)		Fair Value
	MORTGAGE-BACKED SECURITIES (continued)
15,767,046	Fannie Mae Pool, 3.00%, 12/01/51	$13,792,413
5,239,771	Fannie Mae Pool, 3.50%, 4/01/52	4,802,446
2,264,289	Fannie Mae Pool, 2.50%, 5/01/52	1,921,189
7,861,474	Fannie Mae Pool, 3.00%, 5/01/52	6,905,793
11,400,762	Fannie Mae Pool, 3.50%, 5/01/52	10,431,668
12,329,475	Fannie Mae Pool, 4.00%, 5/01/52	11,559,192
3,544,370	Fannie Mae Pool, 4.20%, 5/01/52	3,216,571
8,367,466	Fannie Mae Pool, 2.50%, 6/01/52	7,062,008
1,776,086	Fannie Mae Pool, 3.00%, 7/01/52	1,555,780
11,391,440	Fannie Mae Pool, 4.00%, 7/01/52	10,714,878
2,001,120	Fannie Mae Pool, 5.00%, 7/01/52	1,982,480
6,853,920	Fannie Mae Pool, 3.50%, 9/01/52	6,240,448
3,988,659	Fannie Mae Pool, 4.50%, 11/01/52	3,847,646
15,302,557	Fannie Mae Pool, 4.00%, 3/01/53	14,398,189
1,774,622	Fannie Mae Pool, 5.00%, 3/01/53	1,761,660
5,546,506	Fannie Mae Pool, 4.50%, 6/01/53	5,350,980
2,542,389	Fannie Mae Pool, 5.00%, 6/01/53	2,522,623
3,390,199	Fannie Mae Pool, 4.50%, 7/01/53	3,278,078
633,951	Fannie Mae Pool, 6.00%, 10/01/53	653,243
2,577,056	Fannie Mae Pool, 6.00%, 10/01/53	2,634,415
10,355,936	Fannie Mae Pool, 4.00%, 11/01/53	9,737,772
6,319,623	Fannie Mae Pool, 6.00%, 1/01/54	6,460,283
10,347,492	Fannie Mae Pool, 5.50%, 5/01/54	10,450,450
4,346,916	Fannie Mae Pool, 4.50%, 8/01/54	4,204,420
825,773	Fannie Mae Pool, 6.00%, 11/01/54	850,497
12,744,170	Fannie Mae Pool, 4.00%, 1/01/55	11,945,408
4,539,538	Fannie Mae Pool, 5.00%, 6/01/55	4,497,245
6,594,299	Fannie Mae Pool, 5.00%, 6/01/55	6,494,717
2,628,816	Fannie Mae-Aces 2019-M24 XA, 1.36%, 3/26/29(c)	67,674
3,476,332	Fannie Mae-Aces 2020-M10 X6, 1.50%, 8/25/28(c)	81,966
259,710	Fannie Mae-Aces 2020-M39 1A1, 0.75%, 9/25/28	255,015
39,687,679	Fannie Mae-Aces 2025-M4 X, 0.69%, 8/01/35(c)	1,626,671
15,695,757	FHLMC Multifamily Structured Pass-Through Certificates 2021-RR19 X, 2.02%, 4/27/29(c)	571,208
30,000,000	FHLMC Multifamily Structured Pass-Through Certificates K064 XAM, 0.61%, 3/25/27(c)	122,106
30,893,000	FHLMC Multifamily Structured Pass-Through Certificates K067 XAM, 0.61%, 8/25/27(c)	168,750
7,570,000	FHLMC Multifamily Structured Pass-Through Certificates K109 XAM, 1.91%, 4/25/30(c)	476,626
7,249,000	FHLMC Multifamily Structured Pass-Through Certificates K110 XAM, 1.95%, 4/25/30(c)	463,754
1,835,000	FHLMC Multifamily Structured Pass-Through Certificates K111 X3, 3.29%, 4/25/48(c)	206,014
3,332,000	FHLMC Multifamily Structured Pass-Through Certificates K116 XAM, 1.70%, 8/25/30(c)	198,002
2,750,000	FHLMC Multifamily Structured Pass-Through Certificates K122 X3, 2.72%, 1/25/49(c)	270,724
1,715,000	FHLMC Multifamily Structured Pass-Through Certificates K124 X3, 2.71%, 2/25/49(c)	173,984
36,587,389	FHLMC Multifamily Structured Pass-Through Certificates K738 X1, 1.59%, 1/25/27(c)	195,274

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Principal
Amount ($)		Fair Value
	MORTGAGE-BACKED SECURITIES (continued)
327,704	FHLMC Multifamily Structured Pass-Through Certificates KJ37 A1, 1.68%, 12/25/27	$317,596
20,970,741	FHLMC Multifamily Structured Pass-Through Certificates Q002 XA, 0.90%, 7/25/33(c)	623,506
93,747,803	Freddie Mac Multifamily Structured Pass-Through Certificates K057 X1, 1.26%, 7/25/26(c)	52,152
306,324,941	Freddie Mac Multifamily Structured Pass-Through Certificates K072 X1, 0.48%, 12/25/27(c)	1,582,475
3,455,000	Freddie Mac Multifamily Structured Pass-Through Certificates K119 X3, 2.82%, 10/25/30(c)	353,100
120,033,961	Freddie Mac Multifamily Structured Pass-Through Certificates K507 X1, 0.26%, 9/25/28(c)	362,227
120,573,967	Freddie Mac Multifamily Structured Pass-Through Certificates K513 X1, 0.88%, 12/25/28(c)	2,037,579
49,208,000	Freddie Mac Multifamily Structured Pass-Through Certificates K755 XAM, 0.55%, 2/25/31(c)	917,478
15,350,000	Freddie Mac Multifamily Structured Pass-Through Certificates KG04 X3, 2.71%, 11/25/30(c)	1,494,479
63,531,942	Freddie Mac Multifamily Structured Pass-Through Certificates KG06 X1, 0.63%, 10/25/31(c)	1,488,992
12,044,000	Freddie Mac Multifamily Structured Pass-Through Certificates KS16 X, 1.39%, 1/25/32(c)	575,613
3,880,103	Freddie Mac Pool, 4.00%, 5/01/52	3,650,733
6,978,998	Freddie Mac Pool, 3.50%, 6/01/52	6,367,701
12,498,311	Freddie Mac Pool, 3.50%, 7/01/52	11,389,664
9,866,048	Freddie Mac Pool, 3.50%, 9/01/52	9,062,711
14,535,749	Freddie Mac Pool, 3.50%, 9/01/52	13,227,958
7,351,510	Freddie Mac Pool, 4.00%, 9/01/52	6,917,013
1,649,610	Freddie Mac Pool, 4.50%, 2/01/53	1,588,986
2,479,690	Freddie Mac Pool, 5.00%, 6/01/53	2,455,255
1,458,622	Freddie Mac Pool, 5.50%, 6/01/53	1,477,020
2,147,993	Freddie Mac Pool, 5.50%, 6/01/53	2,170,284
2,390,146	Freddie Mac Pool, 6.00%, 11/01/53	2,473,878
1,589,757	Freddie Mac Pool, 6.00%, 12/01/53	1,639,368
3,467,619	Freddie Mac Pool, 6.50%, 12/01/53	3,633,392
6,126,028	Freddie Mac Pool, 5.50%, 9/01/54	6,190,628
8,318,443	Freddie Mac Pool, 5.00%, 11/01/54	8,235,175
6,813,775	Freddie Mac Pool, 5.00%, 11/01/54	6,749,710
3,600,359	Freddie Mac Pool, 5.00%, 12/01/54	3,577,494
1,465,609	Freddie Mac Pool, 6.00%, 12/01/54	1,503,753
3,838,117	Freddie Mac Pool, 6.00%, 7/01/55	3,923,544
9,468,316	Freddie Mac Pool, 4.50%, 9/01/55	9,154,161
16,726,747	Freddie Mac Pool, 5.00%, 3/01/56	16,537,325
16,959,271	Freddie Mac Pool, 5.00%, 4/01/56	16,791,973
13,000,000	Freddie Mac Pool, 5.00%, 5/01/56	12,800,174
230,648,146	Freddie Mac Structured Pass-Through Certificates 2016-K59 X2A, 0.10%, 11/25/49(d)	17,068
7,690,000	Freddie Mac Structured Pass-Through Certificates 2020-RR02 AX, 1.83%, 10/27/28(c)	234,159
125,870,000	Freddie Mac Structured Pass-Through Certificates KG08 X1, 0.15%, 5/25/33(c)	543,456
6,849,361	Ginnie Mae II Pool, 2.50%, 12/01/51	5,869,440
1,914,105	Ginnie Mae II Pool, 2.00%, 7/20/52	1,574,174
1,559,004	Ginnie Mae II Pool, 3.00%, 8/20/52	1,390,887
2,071,786	Ginnie Mae II Pool, 3.00%, 9/20/52	1,847,311
5,024,288	Ginnie Mae II Pool, 2.50%, 2/20/53	4,315,957

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Principal
Amount ($)		Fair Value
	MORTGAGE-BACKED SECURITIES (continued)
4,312,797	Ginnie Mae II Pool, 3.50%, 2/20/53	$3,953,921
2,852,244	Ginnie Mae II Pool, 2.50%, 3/20/53	2,443,964
1,818,190	Ginnie Mae II Pool, 2.50%, 4/20/53	1,561,301
4,188,293	Ginnie Mae II Pool, 3.00%, 3/20/54	3,744,948
1,195,309	Government National Mortgage Association 2017-76, 0.74%, 12/16/56(c)	53,265
35,820,139	Government National Mortgage Association 2018-170, 1.09%, 11/16/60(c)	3,086,177
53,957,592	Government National Mortgage Association 2020-121, 0.88%, 8/16/60(c)	3,347,977
21,839,289	Government National Mortgage Association 2020-155, 1.27%, 9/16/60(c)	1,892,409
32,255,184	Government National Mortgage Association 2020-177, 0.82%, 6/16/62(c)	1,936,066
47,495,424	Government National Mortgage Association 2020-179, 1.01%, 9/16/62(c)	3,297,622
38,891,289	Government National Mortgage Association 2020-41, 1.00%, 1/16/62(c)	2,741,155
52,173,467	Government National Mortgage Association 2021-10, 0.99%, 5/16/63(c)	3,989,105
42,312,884	Government National Mortgage Association 2021-150, 1.04%, 11/16/63(c)	3,301,501
49,544,304	Government National Mortgage Association 2021-157, 0.88%, 9/16/63(c)	2,998,258
33,367,521	Government National Mortgage Association 2021-17, 1.05%, 1/01/61(c)	2,593,147
42,047,992	Government National Mortgage Association 2021-170, 0.99%, 5/16/63(c)	3,022,641
70,080,199	Government National Mortgage Association 2021-198, 0.81%, 11/16/61(c)	3,929,453
10,323,859	Government National Mortgage Association 2021-22, 0.97%, 5/16/63(c)	708,504
36,387,497	Government National Mortgage Association 2021-51, 1.02%, 10/16/62(c)	2,565,311
30,108,299	Government National Mortgage Association 2022-2, 0.82%, 4/16/62(c)	1,583,338
68,284,724	Government National Mortgage Association 2022-4, 0.86%, 3/16/64(c)	4,467,548
14,032,434	Government National Mortgage Association 2024-178, 0.68%, 7/16/66(c)	840,146
138,392,084	Government National Mortgage Association 2024-47, 0.75%, 6/16/64(c)	7,218,726
48,434,013	Government National Mortgage Association 2025-109, 0.60%, 5/16/67(c)	2,796,570
43,550,476	Government National Mortgage Association 2025-31, 0.58%, 8/16/67(c)	2,699,990
108,934,930	Government National Mortgage Association 2025-53, 0.51%, 10/16/66(c)	5,778,410
28,300,162	Government National Mortgage Association 2025-74, 0.69%, 2/16/67(c)	1,509,072
29,971,823	Government National Mortgage Association 2026-57, 0.52%, 3/16/66(c)	1,720,383
	TOTAL MORTGAGE-BACKED SECURITIES (Cost $444,144,638)	442,236,778

	NON U.S. GOVERNMENT & AGENCIES — 2.3%
	NON U.S. TREASURY — 1.6%
3,630,000	Mexican Bonos, 7.75%, 5/29/31	20,266,118

	SOVEREIGN — 0.7%
140,000,000	Republic of South Africa Government Bond, 8.88%, 2/28/35	8,898,932
	TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost $29,092,736)	29,165,050

	U.S. GOVERNMENT & AGENCIES — 10.5%
	U.S. TREASURY BONDS — 1.3%
17,045,000	United States Treasury Note/Bond, 4.63%, 11/15/55	16,094,209

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Principal
Amount ($)		Fair Value
	U.S. GOVERNMENT & AGENCIES (continued)
	U.S. TREASURY NOTES — 9.2%
38,860,000	United States Treasury Note/Bond, 3.50%, 1/15/29	$38,339,337
16,485,000	United States Treasury Note/Bond, 3.75%, 1/31/31	16,219,694
62,185,000	United States Treasury Note/Bond, 4.00%, 11/15/35	60,154,271
		114,713,302
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $132,842,919)	130,807,511

Contracts	Description	Expiration Date	Exercise Price	Notional Value
	PURCHASED CALL OPTIONS — 1.50%
2,200	E-Mini S&P 500®	9/18/2026	$7,800.00	$1,684,650,000	19,250,000
	TOTAL PURCHASED CALL OPTIONS (Cost $8,950,914)				19,250,000

	TOTAL INVESTMENTS — 97.7% (Cost $1,215,959,519)				$1,221,529,614
	Other Assets in Excess of Liabilities — 2.3%				28,298,495
	NET ASSETS — 100.0%				$1,249,828,109

(a)	Non-income producing security.

(b)	Affiliated Company. See note 10.

(c)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of May 31, 2026. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(d)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2026 the total market value of 144A securities is $188,058,369 or 15.0% of net assets.

(e)	Security is perpetual in nature and has no stated maturity date.

ADR - American Depositary Receipt.

ETF - Exchange-Traded Funds

H15T5Y - 5-Year U.S. Treasury Constant Maturity Rate

SOFR - Secured Overnight Financing Rate

TSFR1M - 1-Month CME Term SOFR Reference Rate

USISSO05 - 5-Year US Dollar SOFR ICE Swap Rate

USSW5 - USD 5 Years Interest Rate Swap Bond Yield

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF FUTURES CONTRACTS
May 31, 2026

				Value and
				Unrealized
		Expiration	Notional	Appreciation/
Contracts	Long Contracts	Date	Amount	(Depreciation)
900	2-Year U.S. Treasury Note Future	9/30/2026	$185,906,250	$77,344
45	Ultra U.S. Treasury Bond Future	09/22/2026	5,148,281	15,468
				$92,812

	Short Contracts
(930)	E-Mini S&P 500® Index Future	06/18/2026	$(353,202,375)	$(10,597,040)
(410)	Ultra 10-Year U.S. Treasury Note Future	09/22/2026	(45,952,031)	(115,312)
				$(10,712,352)

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF CREDIT DEFAULT SWAP CONTRACTS
May 31, 2026

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Amortized
Upfront
					Payments	Unrealized
	Fixed Deal	Maturity	Notional		Paid/	Appreciation
Description	(Pay) Rate	Date	Value	Fair Value	(Received)	(Depreciation)
CDX.NA.IG Series 46*	1.00%	6/20/2031	$550,000,000	(12,320,956)	(10,039,775)	$(2,281,181)
$(2,281,181)

*	Buy Protection

See accompanying Notes to Financial Statements.

North Square Small Cap Value Fund
SCHEDULE OF INVESTMENTS
May 31, 2026

Shares		Fair Value
	COMMON STOCKS — 95.5%
	CONSUMER DISCRETIONARY — 8.5%
	APPAREL & TEXTILE PRODUCTS — 1.3%
37,793	Kontoor Brands, Inc.	$2,712,404

	AUTOMOTIVE — 2.1%
227,239	Goodyear Tire & Rubber Co. (The)(a)	1,386,158
20,821	Lear Corp.	2,979,901
		4,366,059
	CONSUMER SERVICES — 1.0%
111,845	Upbound Group, Inc.	2,148,542

	HOME CONSTRUCTION — 2.0%
72,081	Interface, Inc.	2,133,598
34,340	Taylor Morrison Home Corp.(a)	2,008,890
		4,142,488
	RETAIL - DISCRETIONARY — 2.1%
44,001	Advance Auto Parts, Inc.	2,650,620
135,487	Sally Beauty Holdings, Inc.(a)	1,799,268
		4,449,888
	TOTAL CONSUMER DISCRETIONARY	17,819,381

	ENERGY — 11.0%
	OIL & GAS PRODUCERS — 7.6%
8,526	Chord Energy Corp.	1,124,324
13,329	Gulfport Energy Corp.(a)	2,247,136
99,829	Murphy Oil Corp.	3,612,811
105,105	SM Energy Co.	3,227,774
73,592	Talos Energy, Inc.(a)	1,079,595
401,013	Whitecap Resources, Inc.	4,603,629
		15,895,269
	OIL & GAS SERVICES & EQUIPMENT — 1.4%
159,071	DNOW, Inc.(a)	2,034,518
32,591	Innovex International, Inc.(a)	870,506
		2,905,024
	RENEWABLE ENERGY — 2.0%
18,395	EnerSys	4,193,508
	TOTAL ENERGY	22,993,801

	FINANCIALS — 19.7%
	BANKING — 13.1%
53,542	Ameris Bancorp	4,514,126
91,257	Cathay General Bancorp	5,261,878
83,274	Hancock Whitney Corp.	5,672,625

See accompanying Notes to Financial Statements.

North Square Small Cap Value Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Shares		Fair Value
	COMMON STOCKS (continued)
	FINANCIALS (continued)
	BANKING (continued)
60,543	International Bancshares Corp.	$4,368,783
112,978	OFG Bancorp	5,147,278
29,342	Pathward Financial Group, Inc.	2,413,086
		27,377,776
	INSTITUTIONAL FINANCIAL SERVICES — 1.5%
26,849	StoneX Group, Inc.(a)	3,043,334

	INSURANCE — 3.7%
24,444	Jackson Financial, Inc.	2,520,421
46,807	Kemper Corp.	1,154,729
187,469	Pelagos Insurance Capital Ltd.	4,045,581
		7,720,731
	SPECIALTY FINANCE — 1.4%
18,797	Enova International, Inc.(a)	3,035,903
	TOTAL FINANCIALS	41,177,744

	HEALTH CARE — 6.1%
	BIOTECH & PHARMA — 1.0%
11,736	ANI Pharmaceuticals, Inc.(a)	921,393
69,538	Ocular Therapeutix, Inc.(a)	626,538
24,743	Zenas Biopharma, Inc.(a)	455,271
		2,003,202
	HEALTH CARE FACILITIES & SERVICES — 3.4%
374,808	AdaptHealth Corp.(a)	3,796,805
158,559	Pediatrax Medical Group, Inc.(a)	3,415,361
		7,212,166
	MEDICAL EQUIPMENT & DEVICES — 1.7%
47,476	Livanova PLC(a)	3,503,728
	TOTAL HEALTH CARE	12,719,096

	INDUSTRIALS — 17.9%
	COMMERCIAL SUPPORT SERVICES — 2.1%
41,644	ABM Industries, Inc.	1,626,614
135,053	Healthcare Services Group, Inc.(a)	2,782,092
		4,408,706
	ELECTRICAL EQUIPMENT — 3.4%
15,856	Atkore, Inc.	1,313,036
31,286	Belden, Inc.	3,287,533
40,406	Ralliant Corp.	2,499,919
		7,100,488

See accompanying Notes to Financial Statements.

North Square Small Cap Value Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Shares		Fair Value
	COMMON STOCKS (continued)
	INDUSTRIALS (continued)
	INDUSTRIAL INTERMEDIATE PRODUCTS — 3.2%
24,572	Timken Co. (The)	$3,144,725
6,716	Valmont Industries, Inc.	3,491,044
		6,635,769
	INDUSTRIAL SUPPORT SERVICES — 0.4%
29,597	Resideo Technologies, Inc.(a)	925,498

	MACHINERY — 3.9%
10,828	Alamo Group, Inc.	1,631,888
86,359	Gates Industrial Corp. PLC(a)	2,238,425
74,821	Terex Corp.	4,353,086
		8,223,399
	TRANSPORTATION & LOGISTICS — 4.9%
93,315	Ardmore Shipping Corp.	1,500,505
22,619	Copa Holdings SA, Class A	3,232,029
82,234	Global Ship Lease, Inc., Class A	2,995,785
34,170	Teekay Tankers Ltd., Class A	2,403,859
		10,132,178
	TOTAL INDUSTRIALS	37,426,038

	MATERIALS — 9.0%
	CHEMICALS — 2.9%
47,339	Minerals Technologies, Inc.	3,646,050
328,718	Orion Engineered Carbons SA	2,511,405
		6,157,455
	CONSTRUCTION MATERIALS — 0.5%
24,241	Apogee Enterprises, Inc.	931,097

	METALS & MINING — 4.6%
59,654	Century Aluminum Co.(a)	3,935,374
92,882	Coeur Mining, Inc.	1,794,480
39,560	Gold.com, Inc.	1,673,784
37,307	Pan American Silver Corp.	2,126,126
		9,529,764
	STEEL — 1.0%
51,276	Worthington Steel, Inc.	2,163,335
	TOTAL MATERIALS	18,781,651

	REAL ESTATE — 5.2%
	REAL ESTATE SERVICES — 0.9%
128,332	Newmark Group, Inc., Class A	1,792,798

See accompanying Notes to Financial Statements.

North Square Small Cap Value Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Shares		Fair Value
	COMMON STOCKS (continued)
	REAL ESTATE (continued)
	REIT — 4.3%
260,957	Apple Hospitality REIT, Inc.	$3,833,458
82,198	Cousins Properties, Inc.	2,203,729
18,500	Innovative Industrial Properties, Inc.	1,072,815
63,605	NexPoint Residential Trust, Inc.	1,848,361
		8,958,363
	TOTAL REAL ESTATE	10,751,161

	TECHNOLOGY — 12.7%
	SEMICONDUCTORS — 1.3%
48,215	Penguin Solutions, Inc.(a)	2,691,844

	SOFTWARE — 1.7%
15,345	Clear Secure, Inc., Class A	850,880
21,637	Pegasystems, Inc.	773,090
57,014	Teradata Corp.(a)	1,941,327
		3,565,297
	TECHNOLOGY HARDWARE — 7.6%
56,191	Avnet, Inc.	4,884,684
77,844	Daktronics, Inc.(a)	1,609,814
116,605	Knowles Corp.(a)	4,362,193
122,112	NetScout Systems, Inc.(a)	5,082,301
		15,938,992
	TECHNOLOGY SERVICES — 2.1%
69,189	Amentum Holdings, Inc.(a)	1,607,260
26,299	Science Applications International Corp.	2,740,356
		4,347,616
	TOTAL TECHNOLOGY	26,543,749

	UTILITIES — 5.4%
	ELECTRIC UTILITIES — 2.3%
54,084	Avista Corp.	2,242,864
193,868	Hawaiian Electric Industries, Inc.(a)	2,578,444
		4,821,308
	GAS & WATER UTILITIES — 3.1%
25,242	National Fuel Gas Co.	1,949,945
42,503	Northwest Natural Holding Co.	2,060,970
72,187	UGI Corp.	2,520,770
		6,531,685
	TOTAL UTILITIES	11,352,993
	TOTAL COMMON STOCKS (Cost $165,568,624)	199,565,614

See accompanying Notes to Financial Statements.

North Square Small Cap Value Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 4.5%
9,459,100	First American Government Obligations Fund, Class X, 3.56%(b)	$9,459,100
	TOTAL SHORT-TERM INVESTMENTS (Cost $9,459,100)	9,459,100
	TOTAL INVESTMENTS — 100.0% (Cost $175,027,724)	$209,024,714
	Other Assets in Excess of Liabilities — 0.0%(c)	55,700
	NET ASSETS — 100.0%	$209,080,414

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of May 31, 2026.

(c)	Percentage rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
As of May 31, 2026

				North Square
	North Square	North Square	North Square	Preferred
	Spectrum	Dynamic Small	Multi Strategy	and Income
	Alpha Fund	Cap Fund	Fund	Securities Fund
Assets
Investments, at cost	$1,674,471	$647,599,136	$12,038,518	$364,565,478
Investments in affiliated issuers, at cost	49,720,021	—	17,644,316	4,800,323
Investments, at value	$1,725,290	$781,322,420	$17,159,448	$369,571,262
Investments in affiliated issuers, at value	70,898,760	—	21,958,539	4,849,893
Cash at Broker for futures contracts	—	—	—	6,943
Cash at Broker for swap contracts	—	—	—	3,960,262
Receivable for fund shares sold	2,263	300,859	299	429,772
Receivable for investments sold	—	2,311,436	—	—
Dividends and interest receivable	1,351	305,181	18,060	5,052,438
Prepaid expenses	24,848	33,620	15,853	371,793
Total Assets	72,652,512	784,273,516	39,152,199	384,242,363

Liabilities
Unrealized depreciation from swap contracts	—	—	—	324,120
Premiums received from swaps	—	—	—	2,252,080
Swap interest payable	—	—	—	233,194
Payable for fund shares redeemed	543,314	91,683,142	710	230,476
Payable for investments purchased	—	609,413	—	—
Due to Adviser (Note 3)	24,955	500,200	9,918	208,771
Distribution fees (Note 7)	10,114	13,805	6,447	—
Shareholder servicing fees (Note 6)	45,498	29,675	9,310	—
Fund administration fees	18,097	60,212	8,441	30,717
Due to Trustees	822	12,680	482	5,675
Other accrued expenses	15,407	106,850	6,218	58,796
Total Liabilities	658,207	93,015,977	41,526	3,343,829

Net Assets	$71,994,305	$691,257,539	$39,110,673	$380,898,534

Net Assets consist of:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$45,572,204	$498,371,585	28,180,292	370,152,497
Accumulated earnings (deficits)	26,422,101	192,885,954	10,930,381	10,746,037
Net Assets	$71,994,305	$691,257,539	$39,110,673	$380,898,534

Class A:(a)
Net assets applicable to shares outstanding	$47,764,978	$66,104,589	30,656,671
Shares of beneficial interest issued and outstanding	4,602,106	3,484,770	1,603,228
Net asset value, redemption and offering price per share	10.38	18.97	19.12
Maximum offering price to public	$11.01	$20.13	$20.29

Class I:
Net assets applicable to shares outstanding	$24,229,327	$625,152,950	$8,454,002	$380,898,534
Shares of beneficial interest issued and outstanding	1,771,620	32,780,244	400,730	17,944,205
Net asset value, redemption and offering price per share	$13.68	$19.07	$21.10	$21.23

(a)	No sales charge applies on investments of $500,000 or more, but a Contingent Deferred Sales Charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES – Continued
As of May 31, 2026

	North Square	North Square	North Square	North Square
	Tactical Growth	Tactical	Core Plus	Kennedy
	Fund	Defensive Fund	Bond Fund	MicroCap Fund
Assets
Investments, at cost	$323,632,926	$44,906,794	$22,895,630	$26,295,224
Investments, at value	$616,603,668	$51,387,469	$22,815,379	$32,987,027
Cash at Broker for futures contracts	—	—	248,046	—
Receivable for fund shares sold	331,880	850	8	7,190
Receivable for investments sold	—	—	1,310,597	9,481
Dividends and interest receivable	440,362	31,711	213,349	14,502
Receivable from Adviser	—	—	13,716	—
Prepaid expenses	38,018	21,194	13,342	291
Total Assets	617,413,928	51,441,224	24,614,437	33,018,491

Liabilities
Payable for fund shares redeemed	124,673	—	—	—
Payable for investments purchased	—	—	1,182,317	2,602
Payable for net variation margin on futures contracts	—	—	11,062	—
Due to Adviser (Note 3)	558,618	53,179	7,527	24,978
Distribution fees (Note 7)	66,277	6,349	—	—
Shareholder servicing fees (Note 6)	44,946	—	8,245	24,222
Fund administration fees	58,883	8,178	3,285	3,843
Due to Trustees	7,801	521	327	566
Other accrued expenses	79,029	8,088	17,551	10,083
Total Liabilities	940,227	76,315	1,230,314	66,294

Net Assets	$616,473,701	$51,364,909	$23,384,123	$32,952,197

Net Assets consist of:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$302,083,129	$48,053,643	$23,952,363	$23,845,707
Accumulated earnings (deficits)	314,390,572	3,311,266	(568,240)	9,106,490
Net Assets	$616,473,701	$51,364,909	$23,384,123	$32,952,197

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES – Continued
As of May 31, 2026

	North Square	North Square	North Square	North Square
	Tactical Growth	Tactical	Core Plus	Kennedy
	Fund	Defensive Fund	Bond Fund	MicroCap Fund
Class A:(a)
Net assets applicable to shares outstanding	$117,400,813	$19,419,177
Shares of beneficial interest issued and outstanding	6,116,795	947,408
Net asset value, redemption and offering price per share	19.19	20.50
Maximum offering price to public	$20.36	$21.75
Class C:
Net assets applicable to shares outstanding	$49,577,831	$2,669,473
Shares of beneficial interest issued and outstanding	2,811,984	146,614
Net asset value, redemption and offering price per share	17.63	18.21
Class I:
Net assets applicable to shares outstanding	$449,495,057	$29,276,259	$23,384,123	$32,952,197
Shares of beneficial interest issued and outstanding	22,833,617	1,383,554	2,566,540	2,188,204
Net asset value, redemption and offering price per share	19.69	21.16	9.11	15.06

(a)	No sales charge applies on investments of $500,000 or more, but a Contingent Deferred Sales Charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES – Continued
As of May 31, 2026

		North Square
	North Square	Altrinsic	North Square	North Square	North Square
	Select Small	International	McKee Bond	Strategic	Small Cap
	Cap Fund	Equity Fund	Fund	Income Fund	Value Fund
Assets
Investments, at cost	$15,803,222	$68,414,240	$262,635,869	$1,208,950,705	$175,027,724
Investments in affiliated issuers, at cost	—	—	—	7,008,814	—
Investments, at value	$21,175,093	$82,947,961	$260,110,415	$1,214,460,258	$209,024,714
Investments in affiliated issuers, at value	—	—	—	7,069,356	—
Cash at Broker for futures contracts	—	—	—	2,236,689	—
Cash at Broker for swap contracts	—	—	—	18,981,671	—
Receivable for fund shares sold	—	196	537,414	2,975,284	99,673
Receivable for investments sold	—	323,365	21,530,968	—	—
Cash and cash equivalents	—	—	—	9,776,060	—
Dividends and interest receivable	3,103	413,462	1,950,745	11,317,588	359,932
Tax reclaims receivable	—	436,755	—	13,349	—
Prepaid expenses	22,396	17,770	65,472	130,269	31,366
Total Assets	21,200,592	84,139,509	284,195,014	1,266,960,524	209,515,685

Liabilities
Unrealized depreciation from swap contracts	—	—	—	2,281,181	—
Premiums received from swaps	—	—	—	10,039,775	—
Swap interest payable	—	—	—	1,115,278	—
Payable for fund shares redeemed	—	—	13,928	343,790	258,883
Payable for investments purchased	—	1,355,176	20,049,257	1,942,273	—
Payable for net variation margin on futures contracts	—	—	—	511,669	—
Due to Adviser (Note 3)	6,008	42,069	44,783	381,806	120,457
Distribution fees (Note 7)	—	—	—	1,556	1,994
Shareholder servicing fees (Note 6)	—	8,860	—	229,755	—
Fund administration fees	2,950	8,140	17,499	96,882	26,270
Due to Trustees	171	1,044	3,177	27,266	3,212
Other accrued expenses	3,374	23,803	44,185	161,184	24,455
Total Liabilities	12,503	1,439,092	20,172,829	17,132,415	435,271

Net Assets	$21,188,089	$82,700,417	$264,022,185	$1,249,828,109	$209,080,414

Net Assets consist of:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$14,260,544	$60,974,666	$280,334,617	$1,229,733,945	$176,953,374
Accumulated earnings (deficits)	6,927,545	21,725,751	(16,312,432)	20,094,164	32,127,040
Net Assets	$21,188,089	$82,700,417	$264,022,185	$1,249,828,109	$209,080,414

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES – Continued
As of May 31, 2026

		North Square
	North Square	Altrinsic	North Square	North Square	North Square
	Select Small	International	McKee Bond	Strategic	Small Cap
	Cap Fund	Equity Fund	Fund	Income Fund	Value Fund
Class A:(a)
Net assets applicable to shares outstanding				$7,443,608
Shares of beneficial interest issued and outstanding				752,375
Net asset value, redemption and offering price per share				9.89
Maximum offering price to public				$10.50
Class I:
Net assets applicable to shares outstanding	$21,188,089	$82,700,417	$41,514,066	$1,242,384,501	$199,861,537
Shares of beneficial interest issued and outstanding	1,430,700	6,592,634	4,748,634	125,617,098	8,986,171
Net asset value, redemption and offering price per share	14.81	12.54	8.74	9.89	22.24
Class R6:
Net assets applicable to shares outstanding			$222,508,119
Shares of beneficial interest issued and outstanding			25,178,919
Net asset value, redemption and offering price per share			8.84
Investor Class:
Net assets applicable to shares outstanding					$9,218,877
Shares of beneficial interest issued and outstanding					417,299
Net asset value, redemption and offering price per share					22.09

(a)	No sales charge applies on investments of $500,000 or more, but a Contingent Deferred Sales Charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Year Ended May 31, 2026

				North Square
	North Square	North Square	North Square	Preferred
	Spectrum	Dynamic Small	Multi Strategy	and Income
	Alpha Fund	Cap Fund	Fund	Securities Fund
Investment Income
Dividend income	$30,390	$5,279,732	$219,148	$767,865
Dividend income from affiliated regulated investment companies	989,647	—	637,065	179,945
Interest income	—	—	—	20,051,900
Foreign dividend taxes withheld	—	(31,678)	—	—
Total investment income	1,020,037	5,248,054	856,213	20,999,710

Expenses
Adviser fees (Note 4)	146,627	5,589,082	76,390	2,661,629
Registration fees	53,790	64,272	46,256	83,998
Fund administration fees	48,080	360,829	27,594	204,916
Custody fees	7,777	49,029	7,662	20,444
Fund accounting fees	7,500	7,500	7,500	17,320
Legal fees	7,853	48,636	32,154	46,953
Audit fees	5,793	67,339	3,280	30,333
Trustees’ fees and expenses	5,697	52,987	3,022	28,247
Shareholder reporting fees	15,787	45,482	9,359	35,933
Shareholder servicing fees - Class A (Note 6)	54,978	83,174	12,387	—
Shareholder servicing fees - Class I (Note 6)	28,434	571,550	8,419	342,110
Chief compliance officer fees(Note 3)	5,530	34,035	3,728	20,117
Transfer agent fees and expenses	96,502	40,600	36,569	2,418
Pricing	23	5,739	176	5,147
Insurance	1,733	10,415	905	6,562
Distribution fees - Class A (Note 7)	114,536	138,622	75,719	—
Interest expense	616	1,811	—	—
Other expenses	23,692	65,965	15,875	48,068
Total expenses	624,948	7,237,067	366,995	3,554,195
Fees contractually waived by Adviser	—	(942,266)	(10,547)	(132,331)
Net operating expenses	624,948	6,294,801	356,448	3,421,864
Net investment income	395,089	(1,046,747)	499,765	17,577,846

Net Realized in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	169,512	90,305,709	98,764	9,344,830
Affiliated issuers	3,435,384	—	592,148	—
Affiliated long term capital gain	2,460,269	—	693,322	—
Futures contracts	—	—	—	(805,477)
Swaps contracts	—	—	—	(153,738)
Foreign currency	—	—	—	(22,496)
Net realized gain (loss)	6,065,165	90,305,709	1,384,234	8,363,119
Net change in unrealized appreciation (depreciation) on:
Investments	157,902	123,292,613	2,781,169	(3,569,566)
Affiliated issuers	15,687,324	—	2,143,154	53,520
Futures contracts	—	—	—	281,769
Swap contracts	—	—	—	(324,120)
Foreign currency	—	—	—	(1,005)
Net change in unrealized appreciation (depreciation)	15,845,226	123,292,613	4,924,323	(3,559,402)
Net realized and change in unrealized gain on investments and foreign currency	21,910,391	213,598,322	6,308,557	4,803,717
Net increase in net assets resulting from operations	$22,305,480	$212,551,575	$6,808,322	$22,381,563

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS – Continued
For the Year Ended May 31, 2026

	North Square	North Square	North Square	North Square
	Tactical Growth	Tactical	Core Plus	Kennedy
	Fund	Defensive Fund	Bond Fund	MicroCap Fund
Investment Income
Dividend income	$9,084,689	$939,824	$28,640	$266,291
Interest income	—	—	1,184,684	—
Foreign dividend taxes withheld	—	—	—	(170)
Total investment income	9,084,689	939,824	1,213,324	266,121

Expenses
Adviser fees (Note 4)	5,982,884	660,044	88,288	324,798
Registration fees	71,672	62,065	31,332	32,839
Fund administration fees	338,070	36,862	19,398	19,942
Custody fees	16,309	6,888	24,446	17,434
Fund accounting fees	7,500	7,500	16,653	7,500
Legal fees	46,967	5,972	5,576	7,623
Audit fees	48,310	4,009	1,997	4,469
Trustees’ fees and expenses	45,685	4,091	1,809	2,495
Shareholder reporting fees	46,464	9,230	4,633	4,037
Shareholder servicing fees - Class A (Note 6)	102,507	24,314	—	—
Shareholder servicing fees - Class C (Note 6)	54,632	3,996	—	—
Shareholder servicing fees - Class I (Note 6)	426,573	32,411	27,951	15,419
Chief compliance officer fees(Note 3)	31,877	4,475	2,896	3,063
Transfer agent fees and expenses	77,112	26,635	3,449	1,422
Pricing	226	105	48,895	3,205
Insurance	12,426	1,221	452	32
Distribution fees - Class A (Note 7)	272,566	46,755	—	—
Distribution fees - Class C (Note 7)	524,627	26,642	—	—
Interest expense	—	—	120	824
Other expenses	62,811	21,160	16,493	16,521
Total expenses	8,169,218	984,375	294,388	461,623
Fees contractually recouped (waived) by Adviser	59,375	(13,116)	(159,475)	(62,587)
Net operating expenses	8,228,593	971,259	134,913	399,036
Net investment income/(loss)	856,096	(31,435)	1,078,411	(132,915)

Net Realized in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	24,393,617	5,069,572	42,337	4,467,168
Purchased options	—	—	331,848	—
Futures contracts	—	—	(604,782)	—
Foreign currency	—	—	(2,326)	(13)
Net realized gain (loss)	24,393,617	5,069,572	(232,923)	4,467,155
Net change in unrealized appreciation (depreciation) on:
Investments	90,933,691	4,380,966	149,477	5,218,263
Purchased options	—	—	95,425	—
Futures contracts	—	—	(113,998)	—
Foreign currency	—	—	(31)	—
Net change in unrealized appreciation	90,933,691	4,380,966	130,873	5,218,263
Net realized and change in unrealized gain on investments and foreign currency	115,327,308	9,450,538	(102,050)	9,685,418
Net increase in net assets resulting from operations	$116,183,404	$9,419,103	$976,361	$9,552,503

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS – Continued
For the Year Ended May 31, 2026

		North Square
	North Square	Altrinsic	North Square	North Square	North Square
	Select Small	International	McKee Bond	Strategic	Small Cap
	Cap Fund	Equity Fund	Fund	Income Fund	Value Fund
Investment Income
Dividend income	$244,435	$3,040,331	$152,094	$1,189,348	$3,762,368
Dividend income from affiliated
regulated investment companies	—	—	—	265,660	—
Interest income	—	—	8,778,562	42,159,571	—
Foreign dividend taxes withheld	—	(221,206)	(344)	(10,945)	(102,082)
Total investment income	244,435	2,819,125	8,930,312	43,603,634	3,660,286

Expenses
Adviser fees (Note 3)	170,102	744,621	470,505	4,508,150	1,587,248
Registration fees	27,772	31,962	46,596	82,247	61,559
Fund administration fees	18,502	60,869	113,385	433,815	120,604
Custody fees	7,018	61,129	22,656	40,493	6,980
Fund accounting fees	7,500	7,500	8,500	17,319	7,070
Legal fees	5,309	9,854	16,567	70,255	18,712
Audit fees	1,977	7,552	15,090	106,588	9,489
Trustees’ fees and expenses	1,841	7,184	15,169	73,360	18,472
Shareholder reporting fees	5,669	6,468	3,498	60,881	87,112
Shareholder servicing fees - Class A (Note 6)	—	1,717	—	8,287	—
Shareholder servicing fees - Class I (Note 6)	3,825	70,693	13,184	1,017,889	7
Chief compliance officer fees(Note 3)	2,958	6,702	11,647	41,866	13,157
Transfer agent fees and expenses	1,403	3,356	2,013	36,230	63,646
Pricing	820	16,045	72,944	47,693	1,596
Insurance	596	2,612	3,650	8,970	3,342
Distribution fees - Class A (Note 7)	—	—	—	13,811	—
Distribution fees - Class I (Note 7)	—	—	—	—	24,002
Interest expense	4	1,428	2,522	—	22
Other expenses	17,729	24,802	29,213	73,747	5,449
Total expenses	273,025	1,064,494	847,139	6,641,601	2,028,467
Fees contractually waived by Adviser	(44,431)	(159,928)	(223,453)	(1,179,426)	—
Net operating expenses	228,594	904,566	623,686	5,462,175	2,028,467
Net investment income	15,841	1,914,559	8,306,626	38,141,459	1,631,819

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS – Continued
For the Year Ended May 31, 2026

		North Square
	North Square	Altrinsic	North Square	North Square	North Square
	Select Small	International	McKee Bond	Strategic	Small Cap
	Cap Fund	Equity Fund	Fund	Income Fund	Value Fund
Net Realized in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	$3,578,021	$11,738,615	$(615,532)	$31,615,274	$(512,972)
Purchased options	—	—	—	21,865,926	—
Futures contracts	—	—	—	(28,556,997)	—
Swaps contracts	—	—	—	(2,083,592)	—
Foreign currency	—	16,790	—	(11,413)	(2,139)
Net realized gain (loss)	3,578,021	11,755,405	(615,532)	22,829,198	(515,111)
Net change in unrealized appreciation (depreciation) on:
Investments	2,383,795	(1,894,339)	1,591,154	(12,926,461)	55,650,170
Affiliated issuers	—	—	—	63,492	—
Purchased options	—	—	—	10,081,898	—
Futures contracts	—	—	—	(9,654,316)	—
Swap contracts	—	—	—	(1,870,894)	—
Foreign currency	—	3,428	—	7,552	—
Net change in unrealized appreciation (depreciation)	2,383,795	(1,890,911)	1,591,154	(14,298,729)	55,650,170
Net realized and change in unrealized gain on investments and foreign currency	5,961,816	9,864,494	975,622	8,530,469	55,135,059
Net increase in net assets resulting from operations	$5,977,657	$11,779,053	$9,282,248	$46,671,928	$56,766,878

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

			North Square Dynamic
	North Square Spectrum Alpha Fund		Small Cap Fund		North Square Multi Strategy Fund
	For the	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2026	2025	2026	2025	2026	2025
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$395,089	$793,207	$(1,046,747)	$261,487	$499,765	$597,875
Net realized gain (loss) on investments	6,065,165	4,485,448	90,305,709	7,962,789	1,384,234	3,892,875
Net change in unrealized appreciation (depreciation) on investments	15,845,226	(3,151,090)	123,292,613	(17,860,686)	4,924,323	(1,566,832)
Net increase (decrease) in net assets resulting from operations	22,305,480	2,127,565	212,551,575	(9,636,410)	6,808,322	2,923,918

Distributions to Shareholders
Class A	(254,166)	—	(1,628,225)	(2,527,626)	(3,159,640)	(625,150)
Class I	(154,948)	—	(15,479,290)	(18,375,432)	(836,769)	(160,917)
Total distributions	(409,114)	—	(17,107,515)	(20,903,058)	(3,996,409)	(786,067)

Capital Transactions - Class A
Proceeds from shares sold	1,151,205	1,475,821	11,761,247	7,692,189	192,353	282,505
Reinvestment of distributions	249,415	—	1,619,647	2,522,486	3,028,017	604,281
Amount paid for shares redeemed	(9,906,748)	(8,624,247)	(9,355,337)	(7,821,381)	(4,011,496)	(5,368,800)
Total Class A	(8,506,128)	(7,148,426)	4,025,557	2,393,294	(791,126)	(4,482,014)

Capital Transactions - Class I
Proceeds from shares sold	981,035	673,587	213,821,366	343,434,650	838,667	1,800,160
Reinvestment of distributions	152,888	—	15,103,808	18,030,719	802,126	154,836
Amount paid for shares redeemed	(11,264,027)	(8,518,563)	(223,522,194)	(95,825,740)	(1,968,435)	(2,681,590)
Total Class I	(10,130,104)	(7,844,976)	5,402,980	265,639,629	(327,642)	(726,594)
Net increase (decrease) in net assets resulting from capital transactions	(18,636,232)	(14,993,402)	9,428,537	268,032,923	(1,118,768)	(5,208,608)
Total Increase (Decrease) in Net Assets	3,260,134	(12,865,837)	204,872,597	237,493,455	1,693,145	(3,070,757)

Net Assets
Beginning of year	68,734,171	81,600,008	486,384,942	248,891,487	37,417,528	40,488,285
End of year	$71,994,305	$68,734,171	$691,257,539	$486,384,942	$39,110,673	$37,417,528

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS – Continued

			North Square Dynamic
	North Square Spectrum Alpha Fund		Small Cap Fund		North Square Multi Strategy Fund
	For the	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2026	2025	2026	2025	2026	2025
Share Transactions - Class A
Shares sold	129,845	188,976	724,564	511,000	10,517	15,976
Shares issued in reinvestment of distributions	27,229	—	99,061	166,391	169,922	34,121
Shares redeemed	(1,093,546)	(1,083,541)	(567,794)	(520,572)	(216,181)	(303,009)
Total Class A	(936,472)	(894,565)	255,831	156,819	(35,742)	(252,912)

Share Transactions - Class I
Shares sold	85,640	65,556	13,158,776	23,205,525	40,841	91,996
Shares issued in reinvestment of distributions	12,667	—	919,842	1,187,794	40,821	8,010
Shares redeemed	(924,040)	(812,072)	(12,925,438)	(6,620,131)	(96,846)	(139,903)
Total Class I	(825,733)	(746,516)	1,153,180	17,773,188	(15,184)	(39,897)

Net increase (decrease) in shares outstanding	(1,762,205)	(1,641,081)	1,409,011	17,930,007	(50,926)	(292,809)

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	North Square Preferred and				North Square Tactical
	Income Securities Fund		North Square Tactical Growth Fund		Defensive Fund
	For the	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2026	2025	2026	2025	2026	2025
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$17,577,846	$11,407,902	$856,096	$1,949,783	$(31,435)	$309,292
Net realized gain (loss) on investments and foreign currency transactions	8,363,119	8,196,679	24,393,617	8,994,961	5,069,572	(126,310)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(3,559,402)	(846,518)	90,933,691	37,854,237	4,380,966	(1,007,148)
Net increase (decrease) in net assets resulting from operations	22,381,563	18,758,063	116,183,404	48,798,981	9,419,103	(824,166)

Distributions to Shareholders
From Earnings
Class A			(1,189,171)	(2,172,276)	(91,463)	(174,955)
Class C			(563,243)	(919,073)	—	(6,183)
Class I	(23,589,652)	(14,185,775)	(5,294,363)	(8,760,252)	(217,946)	(363,265)
Total distributions	(23,589,652)	(14,185,775)	(7,046,777)	(11,851,601)	(309,409)	(544,403)

Capital Transactions - Class A
Proceeds from shares sold			17,484,064	17,258,047	641,338	349,278
Proceeds from redemption fees			—	—	—	—
Reinvestment of distributions			1,039,697	1,914,890	88,373	168,007
Amount paid for shares redeemed			(22,112,832)	(20,034,760)	(2,098,167)	(3,011,965)
Total Class A			(3,589,071)	(861,823)	(1,368,456)	(2,494,680)

Capital Transactions - Class C
Proceeds from shares sold			2,623,938	3,998,447	61,100	109,687
Reinvestment of distributions			545,921	897,024	—	6,183
Amount paid for shares redeemed			(17,045,447)	(15,090,059)	(551,396)	(671,184)
Total Class C			(13,875,588)	(10,194,588)	(490,296)	(555,314)

Capital Transactions - Class I
Proceeds from shares sold	200,850,129	273,440,370	50,103,590	46,332,829	1,644,825	3,014,908
Reinvestment of distributions	23,522,116	14,181,999	4,850,084	7,906,772	216,129	360,751
Amount paid for shares redeemed	(163,307,888)	(115,538,294)	(62,017,312)	(63,697,452)	(8,351,992)	(4,048,382)
Total Class I	61,064,357	172,084,075	(7,063,638)	(9,457,851)	(6,491,038)	(672,723)
Net increase (decrease) in net assets resulting from capital transactions	61,064,357	172,084,075	(24,528,297)	(20,514,262)	(8,349,790)	(3,722,717)
Total Increase (Decrease) in Net Assets	59,856,268	176,656,363	84,608,330	16,433,118	759,904	(5,091,286)
Net Assets
Beginning of year	$321,042,266	$144,385,903	$531,865,371	$515,432,253	$50,605,005	$55,696,291

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	North Square Preferred and				North Square Tactical
	Income Securities Fund		North Square Tactical Growth Fund		Defensive Fund
	For the	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2026	2025	2026	2025	2026	2025
End of year	$380,898,534	$321,042,266	$616,473,701	$531,865,371	$51,364,909	$50,605,005

Share Transactions - Class A
Shares sold			1,000,465	1,115,017	33,555	20,006
Shares issued in reinvestment of distributions			58,840	121,967	4,634	9,444
Shares redeemed			(1,262,577)	(1,295,184)	(110,822)	(169,173)
Total Class A			(203,272)	(58,200)	(72,633)	(139,723)

Share Transactions - Class C
Shares sold			162,707	275,385	3,591	6,949
Shares issued in reinvestment of distributions			33,513	61,524	—	389
Shares redeemed			(1,051,475)	(1,051,753)	(32,761)	(42,764)
Total Class C			(855,255)	(714,844)	(29,170)	(35,426)

Share Transactions - Class I
Shares sold	9,317,235	12,911,209	2,790,546	2,907,363	85,722	164,047
Shares issued in reinvestment of distributions	1,098,502	666,609	267,813	491,715	10,993	19,681
Shares redeemed	(7,588,960)	(5,445,181)	(3,468,605)	(3,997,826)	(432,994)	(222,563)
Total Class I	2,826,777	8,132,637	(410,246)	(598,748)	(336,279)	(38,835)
Net increase (decrease) in shares outstanding	2,826,777	8,132,637	(1,468,773)	(1,371,792)	(438,082)	(213,984)

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	North Square Core		North Square Kennedy
	Plus Bond Fund		MicroCap Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	May 31,	May 31,	May 31,	May 31,
	2026	2025	2026	2025(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$1,078,411	$823,790	$(132,915)	$(47,127)
Net realized gain (loss) on investments	(232,923)	5,114,239	4,467,155	1,284,718
Net change in unrealized appreciation (depreciation) on investments	130,873	(4,399,642)	5,218,263	1,333,374
Net increase (decrease) in net assets resulting from operations	976,361	1,538,387	9,552,503	2,570,965

Distributions to Shareholders
Class A		—
Class C		—
Class I	(1,070,044)	(3,728,049)	(2,468,223)	(347,205)
Total distributions	(1,070,044)	(3,728,049)	(2,468,223)	(347,205)

Capital Transactions - Class A
Proceeds from shares sold		471
Reinvestment of distributions		—
Amount paid for shares redeemed		(133,631)
Shares exchanged for Class I		(1,086,580)
Total Class A		(1,219,740)
Capital Transactions - Class C
Proceeds from shares sold		—
Reinvestment of distributions		—
Amount paid for shares redeemed		(27,757)
Shares exchanged for Class I		(1,493,321)
Total Class C		(1,521,078)
Capital Transactions - Class I
Proceeds from shares sold	2,247,103	8,475,784	10,166,983	19,284,733
Shares exchanged from Class A	—	1,086,580
Shares exchanged from Class C	—	1,493,321
Reinvestment of distributions	850,825	3,056,675	2,460,589	347,205
Amount paid for shares redeemed	(2,993,586)	(4,441,257)	(8,539,650)	(75,703)
Total Class I	104,342	9,671,103	4,087,922	19,556,235
Net decrease in net assets resulting from capital transactions	104,342	6,930,285	4,087,922	19,556,235
Total Decrease in Net Assets	10,659	4,740,623	11,172,202	21,779,995

Net Assets
Beginning of year	23,373,464	18,632,841	21,779,995	—
End of year	$23,384,123	$23,373,464	$32,952,197	$21,779,995

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	North Square Core		North Square Kennedy
	Plus Bond Fund		MicroCap Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	May 31,	May 31,	May 31,	May 31,
	2026	2025	2026	2025(a)
Share Transactions - Class A
Shares sold		46
Shares issued in reinvestment of distributions		—
Shares redeemed		(12,875)
Shares exchanged for Class I		(100,471)
Total Class A		(113,300)

Share Transactions - Class C
Shares sold		—
Shares issued in reinvestment of distributions		—
Shares redeemed		(2,793)
Shares exchanged for Class I		(142,684)
Total Class C		(145,477)

Share Transactions - Class I
Shares sold	242,782	850,422	766,280	1,832,044
Shares exchanged from Class A	—	100,471
Shares exchanged from Class C	—	142,684
Shares issued in reinvestment of distributions	92,034	329,170	190,007	29,524
Shares redeemed	(323,297)	(451,361)	(622,918)	(6,733)
Total Class I	11,519	971,386	333,369	1,854,835
Net increase (decrease) in shares outstanding	11,519	712,609	333,369	1,854,835

(a)	For the period June 10, 2024 (commencement of operations) to May 31, 2025.

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	North Square Select Small Cap Fund			North Square Altrinsic International Equity Fund
		For the			For the
	For the	Seven Months	For the	For the	Seven Months	For the
	Year Ended	Ended	Year Ended	Year Ended	Ended	Year Ended
	May 31,	May 31,	October 31,	May 31,	May 31,	October 31,
	2026	2025(a)	2024	2026	2025(a)	2024
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$15,841	$23,455	$32,341	$1,914,559	$1,767,079	$2,276,783
Net realized gain (loss) on investments and foreign currency transactions	3,578,021	(230,765)	1,922,555	11,755,405	3,302,221	4,652,540
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	2,383,795	(1,109,130)	5,065,744	(1,890,911)	8,143,170	11,777,407
Net increase (decrease) in net assets resulting from operations	5,977,657	(1,316,440)	7,020,640	11,779,053	13,212,470	18,706,730

Distributions to Shareholders
Class I	(1,305,369)	(298,513)	(176,974)	(8,381,318)	(6,407,678)	(1,865,124)
Total distributions	(1,305,369)	(298,513)	(176,974)	(8,381,318)	(6,407,678)	(1,865,124)

Capital Transactions - Class I
Proceeds from shares sold	873,902	272,269	3,631,975	4,763,771	2,795,765	6,663,191
Reinvestment of distributions	1,305,369	298,512	176,974	8,373,945	6,404,695	1,865,124
Amount paid for shares redeemed	(9,379,847)	(738,371)	(2,239,433)	(41,646,595)	(32,184,222)	(9,354,057)
Total Class I	(7,200,576)	(167,590)	1,569,516	(28,508,879)	(22,983,762)	(825,742)
Net increase (decrease) in net assets resulting from capital transactions	(7,200,576)	(167,590)	1,569,516	(28,508,879)	(22,983,762)	(825,742)
Total Increase (Decrease) in Net Assets	(2,528,288)	(1,782,543)	8,413,182	(25,111,144)	(16,178,970)	16,015,864

Net Assets
Beginning of year	23,716,377	25,498,920	17,085,738	107,811,561	123,990,531	107,974,667
End of year	$21,188,089	$23,716,377	$25,498,920	$82,700,417	$107,811,561	$123,990,531

Share Transactions - Class I
Shares sold	60,785	22,036	311,821	378,744	248,944	599,622
Shares issued in reinvestment of distributions	96,124	22,683	15,456	701,335	601,945	174,148
Shares redeemed	(686,961)	(63,966)	(183,853)	(3,274,172)	(2,837,490)	(851,555)
Total Class I	(530,052)	(19,247)	143,424	(2,194,093)	(1,986,601)	(77,785)
Net increase (decrease) in shares outstanding	(530,052)	(19,247)	143,424	(2,194,093)	(1,986,601)	(77,785)

(a)	The Fund changed its fiscal year to May 31.

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	North Square McKee Bond Fund			North Square Strategic Income Fund
		For the			For the
	For the	Seven Months	For the	For the	Seven Months	For the
	Year Ended	Ended	Year Ended	Year Ended	Ended	Year Ended
	May 31,	May 31,	October 31,	May 31,	May 31,	October 31,
	2026	2025(a)	2024	2026	2025(a)	2024
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$8,306,626	$4,218,753	$4,979,848	$38,141,459	$8,069,455	$7,421,620
Net realized gain (loss) on investments	(615,532)	(1,282,181)	(1,382,432)	22,829,198	9,155,142	7,615,343
Net change in unrealized appreciation (depreciation) on investments	1,591,154	(107,175)	8,778,797	(14,298,729)	(280,285)	12,432,174
Net increase (decrease) in net assets resulting from operations	9,282,248	2,829,397	12,376,213	46,671,928	16,944,312	27,469,137

Distributions to Shareholders
From earnings:
Class A	—	—	—	(255,286)	(80,118)	(73,773)
Class I	(1,585,251)	(634,904)	(61,815)	(39,419,936)	(7,330,453)	(6,942,883)
Class R6	(6,708,052)	(3,559,574)	(4,982,563)	—	—	—
From return of capital:
Class A	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Total distributions	(8,293,303)	(4,194,478)	(5,044,378)	(39,675,222)	(7,410,571)	(7,016,656)

Capital Transactions - Class A
Proceeds from shares sold				5,387,634	8,550,612	2,596,881
Reinvestment of distributions				252,787	78,344	72,664
Amount paid for shares redeemed				(2,482,015)	(7,622,827)	(101,805)
Total Class A				3,158,406	1,006,129	2,567,740

Capital Transactions - Class I
Proceeds from shares sold	10,792,941	33,021,127	2,764,829	900,606,959	263,832,971	90,230,819
Reinvestment of distributions	1,585,251	634,904	61,816	38,368,888	7,046,523	6,815,581
Amount paid for shares redeemed	(5,798,264)	(2,163,347)	(319,394)	(158,205,098)	(39,844,801)	(45,564,830)
Total Class I	6,579,928	31,492,684	2,507,251	780,770,749	231,034,693	51,481,570

Capital Transactions – Class R6
Proceeds from shares sold	90,460,987	23,655,411	65,448,468
Reinvestment of distributions	5,879,758	3,167,044	4,333,394
Amount paid for shares redeemed	(19,466,670)	(33,613,545)	(23,359,887)
Total Class R6	76,874,075	(6,791,090)	46,421,975
Net increase (decrease) in net assets resulting from capital transactions	83,454,003	24,701,594	48,929,226	783,929,155	232,040,822	54,049,310
Total Increase (Decrease) in Net Assets	84,442,948	23,336,513	56,261,061	790,925,861	241,574,563	74,501,791

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	North Square McKee Bond Fund			North Square Strategic Income Fund
		For the			For the
	For the	Seven Months	For the	For the	Seven Months	For the
	Year Ended	Ended	Year Ended	Year Ended	Ended	Year Ended
	May 31,	May 31,	October 31,	May 31,	May 31,	October 31,
	2026	2025(a)	2024	2026	2025(a)	2024
Net Assets
Beginning of year	$179,579,237	$156,242,724	$99,981,663	$458,902,248	$217,327,685	$142,825,894
End of year	$264,022,185	$179,579,237	$156,242,724	$1,249,828,109	$458,902,248	$217,327,685

Share Transactions - Class A
Shares sold				543,187	883,665	289,215
Shares issued in reinvestment of distributions				25,528	8,241	7,960
Shares redeemed				(249,568)	(794,457)	(10,815)
Total Class A				319,147	97,449	286,360

Share Transactions - Class I
Shares sold	1,220,289	3,864,921	315,451	90,619,572	27,639,093	9,889,992
Shares issued in reinvestment of distributions	179,993	72,867	7,054	3,873,857	739,676	752,420
Shares redeemed	(658,139)	(248,370)	(37,100)	(15,944,445)	(4,190,046)	(5,096,043)
Total Class I	742,143	3,689,418	285,405	78,548,984	24,188,723	5,546,369

Share Transactions – Class R6
Shares sold	10,132,879	2,681,343	7,469,975
Shares issued in reinvestment of distributions	661,150	360,674	493,049
Shares redeemed	(2,184,288)	(3,900,271)	(2,676,162)
Total Class R6	8,609,741	(858,254)	5,286,862
Net increase (decrease) in shares outstanding	9,351,884	2,831,164	5,572,267	78,868,131	24,286,172	5,832,729

(a)	The Fund changed its fiscal year to May 31.

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	North Square Small Cap Value Fund
		For the
	For the	Seven Months	For the
	Year Ended	Ended	Year Ended
	May 31,	May 31,	October 31,
	2026	2025(a)	2024
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$1,631,819	$2,025,785	$4,026,060
Net realized gain (loss) on investments	(515,111)	372,032	53,912,521
Net change in unrealized appreciation (depreciation) on investments	55,650,170	(21,096,788)	(6,765,412)
Net increase (decrease) in net assets resulting from operations	56,766,878	(18,698,971)	51,173,169

Distributions to Shareholders
From earnings:
Class I	(2,094,629)	(56,203,930)	(26,331,059)
Investor Class	(91,144)	(2,354,671)	(1,260,166)
Total distributions	(2,185,773)	(58,558,601)	(27,591,225)

Capital Transactions - Class I
Proceeds from shares sold	23,595,987	24,254,319	39,745,554
Reinvestment of distributions	1,988,811	53,703,016	25,583,546
Amount paid for shares redeemed	(62,624,832)	(95,529,210)	(32,534,020)
Total Class I	(37,040,034)	(17,571,875)	32,795,080

Capital Transactions – Investor Class
Proceeds from shares sold	212,528	273,431	651,384
Reinvestment of distributions	90,140	2,324,535	1,242,862
Amount paid for shares redeemed	(3,280,190)	(1,885,672)	(2,188,675)
Total Investor Class	(2,977,522)	712,294	(294,429)
Net increase (decrease) in net assets resulting from capital transactions	(40,017,556)	(16,859,581)	32,500,651
Total Increase (Decrease) in Net Assets	14,563,549	(94,117,153)	56,082,595

Net Assets
Beginning of year	194,516,865	288,634,018	232,551,423
End of year	$209,080,414	$194,516,865	$288,634,018

Share Transactions - Class I
Shares sold	1,230,369	1,326,970	1,777,625
Shares issued in reinvestment of distributions	104,017	3,027,227	1,177,337
Shares redeemed	(3,463,672)	(5,548,799)	(1,458,983)
Total Class I	(2,129,286)	(1,194,602)	1,495,979
Share Transactions – Investor Class
Shares sold	11,242	15,508	29,324
Shares issued in reinvestment of distributions	4,739	131,776	57,460
Shares redeemed	(171,383)	(106,183)	(100,130)
Total Investor Class	(155,402)	41,101	(13,346)
Net increase (decrease) in shares outstanding	(2,284,688)	(1,153,501)	1,482,633

(a)	The Fund changed its fiscal year to May 31.

See accompanying Notes to Financial Statements.

North Square Spectrum Alpha Fund
FINANCIAL HIGHLIGHTS
Class A

(For a share outstanding during each year)

	For the Years Ended May 31,
	2026	2025	2024		2023		2022
Selected Per Share Data:
Net asset value, beginning of year	$7.68	$7.54	$5.88		$10.78		$15.36

Investment operations:
Net investment income (loss)(a)	0.04 (b)	0.07 (b)	(0.06	) (b)	(0.09	) (b)	(0.19	) (b)
Net realized and unrealized gain (loss)	2.71	0.07	1.72		(0.28)		(2.26)
Total from investment operations	2.75	0.14	1.66		(0.37)		(2.45)

Less distributions:
From net realized gains	(0.05)	—	—		(4.53)		(2.13)
Total distributions	(0.05)	—	—		(4.53)		(2.13)

Net asset value, end of year	$10.38	$7.68	$7.54		$5.88		$10.78

Total Return(c)	35.93%	1.86%	28.23%		(2.25)%		(19.05)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$47,765	$42,526	$48,531		$44,532		$56,319
Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed(d)	0.95%	0.97%	0.94%		0.92%		1.34%
After fees waived and expenses reimbursed(d)	0.95%	1.30%	1.30%		1.30%		1.36	% (e)
Ratio of net investment loss to average net assets:
Before fees waived and expenses reimbursed(d)	0.42%	1.26%	(0.56)%		(0.70)%		(1.29)%
After fees waived and expenses reimbursed(d)	0.42%	0.93%	(0.93)%		(1.07)%		(1.31)%
Portfolio turnover rate(f)	10%	19%	11%		7%		104%

(a)	Based on average shares outstanding for the year.

(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Does not include expenses of the investment companies in which the Fund invests.

(e)	Effective January 11, 2022, the expense cap decreased from 1.39% to 1.30%.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Spectrum Alpha Fund
FINANCIAL HIGHLIGHTS
Class I

(For a share outstanding during each year)

	For the Years Ended May 31,
	2026	2025	2024		2023		2022
Selected Per Share Data:
Net asset value, beginning of year	$10.09	$9.89	$7.68		$12.60		$17.59

Investment operations:
Net investment income (loss)(a)	0.09 (b)	0.12 (b)	(0.06	) (b)	(0.08	) (b)	(0.17	) (b)
Net realized and unrealized gain (loss)	3.57	0.08	2.27		(0.31)		(2.69)
Total from investment operations	3.66	0.20	2.21		(0.39)		(2.86)

Less distributions:
From net realized gains	(0.07)	—	—		(4.53)		(2.13)
Total distributions	(0.07)	—	—		(4.53)		(2.13)

Net asset value, end of year	$13.68	$10.09	$9.89		$7.68		$12.60

Total Return(c)	36.35%	2.02%	28.78%		(2.08)%		(18.90)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$24,229	$26,208	$33,069		$28,790		$39,308
Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed(d)	0.69%	0.75%	0.73%		0.72%		1.12%
After fees waived and expenses reimbursed(d)	0.69%	1.05%	1.05%		1.05%		1.11	% (e)
Ratio of net investment loss to average net assets:
Before fees waived and expenses reimbursed(d)	0.73%	1.47%	(0.34)%		(0.48)%		(1.07)%
After fees waived and expenses reimbursed(d)	0.73%	1.17%	(0.67)%		(0.81)%		(1.06)%
Portfolio turnover rate(f)	10%	19%	11%		7%		104%

(a)	Based on average shares outstanding for the year.

(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Does not include expenses of the investment companies in which the Fund invests.

(e)	Effective January 11, 2022, the expense cap decreased from 1.14% to 1.05%.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
FINANCIAL HIGHLIGHTS
Class A

(For a share outstanding during each period)

				For the
				Period Ended
	For the Years Ended May 31,			May 31,
	2026	2025	2024	2023(a)
Selected Per Share Data:
Net asset value, beginning of period	$13.92	$14.69	$11.15	$11.26

Investment operations:
Net investment income (loss)(b)	(0.06)	(0.02)	(0.01)	0.03
Net realized and unrealized gain (loss)	5.57 (c)	0.07 (c)	3.56	(0.14	) (c)
Total from investment operations	5.51	0.05	3.55	(0.11)

Less distributions:
Net investment income	—	—	(0.01)	—
From net realized gains	(0.46)	(0.82)	—	—
Total distributions	(0.46)	(0.82)	(0.01)	—

Net asset value, end of period	$18.97	$13.92	$14.69	$11.15

Total Return(d)	40.08%	(0.14)%	31.88%	(0.98	)% (e)

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$66,105	$44,946	$45,120	$2,143
Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed	1.44%	1.48%	1.54%	1.54%
After fees waived and expenses reimbursed	1.24%	1.24%	1.24%	1.24	% (f)
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses reimbursed	(0.59)%	(0.37)%	(0.36)%	2.99	% (f)
After fees waived and expenses reimbursed	(0.40)%	(0.13)%	(0.06)%	3.29	% (f)
Portfolio turnover rate(g)	216%	168%	174%	188	% (e)

(a)	For the period May 1, 2023 (commencement of operations) to May 31, 2023.

(b)	Based on average shares outstanding for the year.

(c)	The amount shown for a share outstanding throughout the year may not correlate with the Statement of Operations for the year due to the timing of sales and redemptions of Fund shares in relation to income earned, class specific expense structure, and/or fluctuating market value of the investments of the Fund.

(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(e)	Not annualized.

(f)	Annualized.

(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
FINANCIAL HIGHLIGHTS
Class I

(For a share outstanding during each year)

	For the Years Ended May 31,
	2026	2025	2024	2023	2022
Selected Per Share Data:
Net asset value, beginning of year	$13.96	$14.71	$11.15	$11.09	$18.27

Investment operations:
Net investment income (loss)(a)	(0.02)	0.01	0.02	0.01	0.01
Net realized and unrealized gain (loss)	5.59 (b)	0.08 (b)	3.56	0.07	(1.00)
Total from investment operations	5.57	0.09	3.58	0.08	(0.99)

Less distributions:
Net investment income	—	(0.02)	(0.02)	(0.02)	—
From net realized gains	(0.46)	(0.82)	—	—	(6.19)
Total distributions	(0.46)	(0.84)	(0.02)	(0.02)	(6.19)

Net asset value, end of year	$19.07	$13.96	$14.71	$11.15	$11.09

Total Return(c)	40.40%	0.14%	32.14%	0.76%	(10.43)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$625,153	$441,439	$203,772	$76,580	$78,983
Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed	1.14%	1.11%	1.18%	1.33%	1.36%
After fees waived and expenses reimbursed	0.99%	0.99%	0.99%	0.99%	1.00	% (d)
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses reimbursed	(0.29)%	(0.03)%	(0.04)%	(0.21)%	(0.30)%
After fees waived and expenses reimbursed	(0.15)%	0.10%	0.15%	0.12%	0.06%
Portfolio turnover rate(d)	216%	168%	174%	188%	177%

(a)	Based on average shares outstanding for the year.

(b)	The amount shown for a share outstanding throughout the year may not correlate with the Statement of Operations for the year due to the timing of sales and redemptions of Fund shares in relation to income earned, class specific expense structure, and/or fluctuating market value of the investments of the Fund.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Effective July 1, 2021, the expense cap decreased from 1.15% to 0.99%.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Multi Strategy Fund
FINANCIAL HIGHLIGHTS
Class A

(For a share outstanding during each year)

	For the Years Ended May 31,
	2026	2025	2024	2023	2022
Selected Per Share Data:
Net asset value, beginning of year	$17.87	$16.95	$14.17	$21.10	$23.57

Investment operations:
Net investment income (loss)(a)(b)	0.23	0.25	0.12	0.19	1.98
Net realized and unrealized gain (loss)	3.06	1.01	2.84	(0.53)	(2.97)
Total from investment operations	3.29	1.26	2.96	(0.34)	(0.99)

Less distributions:
Net investment income	(0.30)	(0.14)	(0.18)	(2.11)	—
From net realized gains	(1.74)	(0.20)	—	(4.48)	(1.48)
Total distributions	(2.04)	(0.34)	(0.18)	(6.59)	(1.48)

Net asset value, end of year	$19.12	$17.87	$16.95	$14.17	$21.10

Total Return(c)	19.25%	7.49%	20.99%	(0.57)%	(4.94)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$30,657	$29,294	$32,062	$30,433	$37,762
Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed(d)(e)	0.99%	1.00%	0.94%	1.23%	0.79%
After fees waived and expenses reimbursed(d)(e)	0.96%	1.00%	0.94%	0.92%	0.79%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses reimbursed(d)(e)	1.22%	1.43%	0.74%	0.79%	8.41%
After fees waived and expenses reimbursed(d)(e)	1.24%	1.43%	0.74%	1.10%	8.41%
Portfolio turnover rate(f)	16%	26%	12%	13%	65%

(a)	Based on average shares outstanding for the year.

(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Does not include expenses of the investment companies in which the Fund invests.

(e)	Prior to May 29, 2026, the Adviser did not receive management fees for Fund assets invested in other series of the Trust advised by the Adviser (affiliated investments).

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Multi Strategy Fund
FINANCIAL HIGHLIGHTS
Class I

(For a share outstanding during each year)

	For the Years Ended May 31,
	2026	2025	2024	2023	2022
Selected Per Share Data:
Net asset value, beginning of year	$19.53	$18.49	$15.43	$22.33	$24.83

Investment operations:
Net investment income (loss)(a)(b)	0.30	0.32	0.18	0.25	2.22
Net realized and unrealized gain (loss)	3.35	1.10	3.10	(0.56)	(3.24)
Total from investment operations	3.65	1.42	3.28	(0.31)	(1.02)

Less distributions:
Net investment income	(0.34)	(0.18)	(0.22)	(2.11)	—
From net realized gains	(1.74)	(0.20)	—	(4.48)	(1.48)
Total distributions	(2.08)	(0.38)	(0.22)	(6.59)	(1.48)

Net asset value, end of year	$21.10	$19.53	$18.49	$15.43	$22.33

Total Return(c)	19.51%	7.75%	21.34%	(0.38)%	(4.79)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$8,454	$8,124	$8,426	$8,420	$10,136
Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed(d)(e)	0.80%	0.75%	0.70%	0.99%	0.54%
After fees waived and expenses reimbursed(d)(e)	0.77%	0.75%	0.70%	0.68%	0.54%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses reimbursed(d)(e)	1.43%	1.67%	1.06%	1.03%	8.92%
After fees waived and expenses reimbursed(d)(e)	1.46%	1.67%	1.06%	1.34%	8.92%
Portfolio turnover rate(f)	16%	26%	12%	13%	65%

(a)	Based on average shares outstanding for the year.

(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Does not include expenses of the investment companies in which the Fund invests.

(e)	Prior to May 29, 2026, the Adviser did not receive management fees for Fund assets invested in other series of the Trust advised by the Adviser (affiliated investments).

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Preferred and Income Securities Fund
FINANCIAL HIGHLIGHTS
Class I

(For a share outstanding during each year)

	For the Years Ended May 31,
	2026	2025	2024	2023	2022
Selected Per Share Data:
Net asset value, beginning of year	$21.24	$20.67	$17.86	$20.96	$23.32

Investment operations:
Net investment income(a)	1.07	1.01	0.99	1.09	0.41
Net realized and unrealized gain (loss)	0.33	0.77	2.77	(0.89)	(0.55)
Total from investment operations	1.40	1.78	3.76	0.20	(0.14)

Less distributions:
Net investment income	(1.03)	(0.95)	(0.76)	(0.65)	(0.38)
From net realized gains	(0.38)	(0.26)	—	(2.31)	(1.84)
From return of capital	—	—	(0.19)	(0.34)	—
Total distributions	(1.41)	(1.21)	(0.95)	(3.30)	(2.22)

Net asset value, end of year	$21.23	$21.24	$20.67	$17.86	$20.96

Total Return(b)	6.70%	8.74%	21.51%	1.25%	(1.49)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$380,899	$321,042	$144,386	$46,577	$25,793
Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed	1.00%	0.98%	1.04%	1.20%	1.27%
After fees waived and expenses reimbursed	0.97%	0.97%	0.97%	0.97%	0.99	% (c)
Ratio of net investment income to average net assets:
Before fees waived and expenses reimbursed	4.92%	4.74%	5.00%	5.41%	1.50%
After fees waived and expenses reimbursed	4.95%	4.74%	5.07%	5.64%	1.78%
Portfolio turnover rate(d)	72%	92%	115%	260%	179%

(a)	Based on average shares outstanding for the year.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Effective January 11, 2022, the expense cap decreased from 1.00% to 0.97%.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Tactical Growth Fund
FINANCIAL HIGHLIGHTS
Class A

(For a share outstanding during each year)

	For the Years Ended May 31,
	2026	2025	2024	2023	2022(a)
Selected Per Share Data:
Net asset value, beginning of year	$15.86	$14.79	$12.74	$13.59	$15.15

Investment operations:
Net investment income (loss)(b)(c)	0.01	0.04	0.08	0.06	(0.03)
Net realized and unrealized gain (loss)	3.51	1.38	2.08	0.02	(0.80)
Total from investment operations	3.52	1.42	2.16	0.08	(0.83)

Less distributions:
Net investment income	(0.02)	(0.13)	(0.09)	(0.06)	—
From net realized gains	(0.17)	(0.22)	(0.02)	(0.87)	(0.73)
Total distributions	(0.19)	(0.35)	(0.11)	(0.93)	(0.73)

Net asset value, end of year	$19.19	$15.86	$14.79	$12.74	$13.59

Total Return(d)	22.32%	9.56%	16.99%	1.04%	(5.93)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$117,401	$100,224	$94,310	$85,244	$92,843
Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed(e)	1.53%	1.57%	1.62%	1.74%	1.61%
After fees waived and expenses reimbursed(e)	1.55%	1.55%	1.55%	1.55%	1.55%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses reimbursed(e)	0.05%	0.25%	0.51%	0.24%	(0.27)%
After fees waived and expenses reimbursed(e)	0.03%	0.27%	0.58%	0.43%	(0.21)%
Portfolio turnover rate(f)	30%	47%	66%	96%	67%

(a)	Effective June 11, 2021, the Stadion Tactical Growth Fund Class A converted to the North Square Tactical Growth Fund Class A. See Note 1.

(b)	Based on average shares outstanding for the year.

(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(e)	Does not include expenses of the investment companies in which the Fund invests.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Tactical Growth Fund
FINANCIAL HIGHLIGHTS
Class C

(For a share outstanding during each year)

	For the Years Ended May 31,
	2026		2025	2024		2023		2022(a)
Selected Per Share Data:
Net asset value, beginning of year	$14.67		$13.70	$11.80		$12.69		$14.30

Investment operations:
Net investment income (loss)(b)(c)	(0.11	) (d)	(0.07)	(0.02	) (d)	(0.04	) (d)	(0.13)
Net realized and unrealized gain (loss)	3.24		1.27	1.92		0.03		(0.75)
Total from investment operations	3.13		1.20	1.90		(0.01)		(0.88)

Less distributions:
Net investment income	—		(0.01)	—		(0.01)		—
From net realized gains	(0.17)		(0.22)	—		(0.87)		(0.73)
Total distributions	(0.17)		(0.23)	—		(0.88)		(0.73)

Net asset value, end of year	$17.63		$14.67	$13.70		$11.80		$12.69

Total Return(e)	21.44%		8.76%	16.10%		0.31%		(6.61)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$49,578		$53,801	$60,037		$71,369		$84,867
Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed(f)	2.29%		2.32%	2.37%		2.50%		2.37%
After fees waived and expenses reimbursed(f)	2.30%		2.30%	2.30%		2.30%		2.30%
Ratio of net investment loss to average net assets:
Before fees waived and expenses reimbursed(f)	(0.68)%		(0.48)%	(0.22)%		(0.51)%		(1.02)%
After fees waived and expenses reimbursed(f)	(0.69)%		(0.46)%	(0.15)%		(0.31)%		(0.95)%
Portfolio turnover rate(g)	30%		47%	66%		96%		67%

(a)	Effective June 11, 2021, the Stadion Tactical Growth Fund Class C converted to the North Square Tactical Growth Fund Class C. See Note 1.

(b)	Based on average shares outstanding for the year.

(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(d)	The amount shown for a share outstanding throughout the year may not correlate with the Statement of Operations for the year due to the timing of sales and redemptions of Fund shares in relation to income earned, class specific expense structure, and/or fluctuating market value of the investments of the Fund.

(e)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(f)	Does not include expenses of the investment companies in which the Fund invests.

(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Tactical Growth Fund
FINANCIAL HIGHLIGHTS
Class I

(For a share outstanding during each year)

	For the Years Ended May 31,
	2026	2025	2024	2023	2022(a)
Selected Per Share Data:
Net asset value, beginning of year	$16.26	$15.14	$13.04	$13.87	$15.42

Investment operations:
Net investment income (loss)(b)(c)	0.05	0.08	0.11	0.09	0.01
Net realized and unrealized gain (loss)	3.61	1.42	2.13	0.03	(0.83)
Total from investment operations	3.66	1.50	2.24	0.12	(0.82)

Less distributions:
Net investment income	(0.06)	(0.16)	(0.12)	(0.08)	—
From net realized gains	(0.17)	(0.22)	(0.02)	(0.87)	(0.73)
Total distributions	(0.23)	(0.38)	(0.14)	(0.95)	(0.73)

Net asset value, end of year	$19.69	$16.26	$15.14	$13.04	$13.87

Total Return(d)	22.66%	9.91%	17.25%	1.33%	(5.71)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$449,495	$377,840	$361,085	$314,829	$344,653
Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed(e)	1.29%	1.33%	1.37%	1.50%	1.38%
After fees waived and expenses reimbursed(e)	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment loss to average net assets:
Before fees waived and expenses reimbursed(e)	0.30%	0.49%	0.74%	0.48%	(0.03)%
After fees waived and expenses reimbursed(e)	0.29%	0.52%	0.81%	0.68%	0.05%
Portfolio turnover rate(f)	30%	47%	66%	96%	67%

(a)	Effective June 11, 2021, the Stadion Tactical Growth Fund Class I converted to the North Square Tactical Growth Fund Class I. See Note 1.

(b)	Based on average shares outstanding for the year.

(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(e)	Does not include expenses of the investment companies in which the Fund invests.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Tactical Defensive Fund
FINANCIAL HIGHLIGHTS
Class A

(For a share outstanding during each year)

	For the Years Ended May 31,
	2026	2025	2024	2023	2022(a)
Selected Per Share Data:
Net asset value, beginning of year	$17.15	$17.62	$15.42	$16.05	$16.00

Investment operations:
Net investment income (loss)(b)(c)	(0.03)	0.08	0.13	0.05	(0.11)
Net realized and unrealized gain (loss)	3.47	(0.39)	2.07	(0.68)	0.16
Total from investment operations	3.44	(0.31)	2.20	(0.63)	0.05

Less distributions:
Net investment income	(0.09)	(0.16)	—	—	—
Total distributions	(0.09)	(0.16)	—	—	—

Net asset value, end of year	$20.50	$17.15	$17.62	$15.42	$16.05

Total Return(d)	20.11%	(1.77)%	14.27%	(3.93)%	0.30%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$19,419	$17,492	$20,434	$20,302	$23,392
Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed(e)	1.99%	1.99%	1.97%	1.97%	1.86%
After fees waived and expenses reimbursed(e)	1.95%	1.95%	1.96%	1.95%	1.86%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses reimbursed(e)	(0.22)%	0.42%	0.79%	0.25%	(0.65)%
After fees waived and expenses reimbursed(e)	(0.18)%	0.46%	0.80%	0.29%	(0.65)%
Portfolio turnover rate(f)	111%	225%	296%	677%	289%

(a)	Effective June 11, 2021, the Stadion Tactical Defensive Fund Class A converted to the North Square Tactical Defensive Fund Class A. See Note 1.

(b)	Based on average shares outstanding for the year.

(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(e)	Does not include expenses of the investment companies in which the Fund invests.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Tactical Defensive Fund
FINANCIAL HIGHLIGHTS
Class C

(For a share outstanding during each year)

	For the Years Ended May 31,
	2026	2025	2024	2023		2022(a)
Selected Per Share Data:
Net asset value, beginning of year	$15.27	$15.70	$13.84	$14.52		$14.59

Investment operations:
Net investment income (loss)(b)(c)	(0.16)	(0.04)	0.01	(0.07	) (d)	(0.21)
Net realized and unrealized gain (loss)	3.10	(0.36)	1.85	(0.61)		0.14
Total from investment operations	2.94	(0.40)	1.86	(0.68)		(0.07)

Less distributions:
Net investment income	—	(0.03)	—	—		—
Total distributions	—	(0.03)	—	—		—

Net asset value, end of year	$18.21	$15.27	$15.70	$13.84		$14.52

Total Return(e)	19.25%	(2.54)%	13.44%	(4.68)%		(0.49)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$2,669	$2,685	$3,316	$4,005		$7,265
Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed(f)	2.76%	2.79%	2.75%	2.74%		2.62%
After fees waived and expenses reimbursed(f)	2.70%	2.70%	2.71%	2.70%		2.62%
Ratio of net investment loss to average net assets:
Before fees waived and expenses reimbursed(f)	(0.99)%	(0.37)%	0.02%	(0.52)%		(1.37)%
After fees waived and expenses reimbursed(f)	(0.93)%	(0.28)%	0.06%	(0.48)%		(1.37)%
Portfolio turnover rate(g)	111%	225%	296%	677%		289%

(a)	Effective June 11, 2021, the Stadion Tactical Defensive Fund Class C converted to the North Square Tactical Defensive Fund Class C. See Note 1.

(b)	Based on average shares outstanding for the year.

(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(d)	The amount shown for a share outstanding throughout the year may not correlate with the Statement of Operations for the year due to the timing of sales and redemptions of Fund shares in relation to income earned, class specific expense structure, and/or fluctuating market value of the investments of the Fund.

(e)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(f)	Does not include expenses of the investment companies in which the Fund invests.

(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Tactical Defensive Fund
FINANCIAL HIGHLIGHTS
Class I

(For a share outstanding during each year)

	For the Years Ended May 31,
	2026	2025	2024	2023	2022(a)
Selected Per Share Data:
Net asset value, beginning of year	$17.69	$18.17	$15.86	$16.47	$16.39

Investment operations:
Net investment income (loss)(b)(c)	0.02 (d)	0.13	0.18	0.09	(0.07)
Net realized and unrealized gain (loss)	3.58	(0.41)	2.13	(0.70)	0.15
Total from investment operations	3.60	(0.28)	2.31	(0.61)	0.08

Less distributions:
Net investment income	(0.13)	(0.20)	—	—	—
Total distributions	(0.13)	(0.20)	—	—	—

Net asset value, end of year	$21.16	$17.69	$18.17	$15.86	$16.47

Total Return(e)	20.42%	(1.56)%	14.56%	(3.70)%	0.46%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$29,276	$30,428	$31,947	$36,249	$42,354
Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed(f)	1.71%	1.79%	1.77%	1.77%	1.66%
After fees waived and expenses reimbursed(f)	1.70%	1.70%	1.70%	1.70%	1.66%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses reimbursed(f)	0.07%	0.62%	1.02%	0.47%	(0.44)%
After fees waived and expenses reimbursed(f)	0.09%	0.71%	1.09%	0.53%	(0.44)%
Portfolio turnover rate(g)	111%	225%	296%	677%	289%

(a)	Effective June 11, 2021, the Stadion Tactical Defensive Fund Class I converted to the North Square Tactical Defensive Fund Class I. See Note 1.

(b)	Based on average shares outstanding for the year.

(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(d)	The amount shown for a share outstanding throughout the year may not correlate with the Statement of Operations for the year due to the timing of sales and redemptions of Fund shares in relation to income earned, class specific expense structure, and/or fluctuating market value of the investments of the Fund.

(e)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(f)	Does not include expenses of the investment companies in which the Fund invests.

(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Core Plus Bond Fund
FINANCIAL HIGHLIGHTS
Class I

(For a share outstanding during each year)

	For the Years Ended May 31,
	2026	2025	2024	2023	2022(a)
Selected Per Share Data:
Net asset value, beginning of year	$9.15	$10.15	$10.33	$11.05	$11.71

Investment operations:
Net investment income (loss)(b)(c)	0.43	0.40	0.20	0.13	0.05
Net realized and unrealized gain (loss)	(0.04)	0.36	(0.17)	(0.74)	(0.68)
Total from investment operations	0.39	0.76	0.03	(0.61)	(0.63)

Less distributions:
Net investment income	(0.43)	(0.44)	(0.21)	(0.11)	(0.03)
From net realized gains	—	(1.32)	—	—	—
Total distributions	(0.43)	(1.76)	(0.21)	(0.11)	(0.03)

Net asset value, end of year	$9.11	$9.15	$10.15	$10.33	$11.05

Total Return(d)	4.26%	7.88%	0.33%	(5.56)%	(5.45)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$23,384	$23,373	$16,070	$22,767	$35,788
Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed(e)	1.27%	1.83%	2.08%	1.89%	1.68%
After fees waived and expenses reimbursed(e)	0.58%	0.91%	1.38%	1.38%	1.38%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses reimbursed(e)	3.96%	3.25%	1.28%	0.73%	0.13%
After fees waived and expenses reimbursed(e)	4.64%	4.17%	1.97%	1.24%	0.43%
Portfolio turnover rate	180%	224%	4%	8%	16%

(a)	Effective June 11, 2021, the Stadion Trilogy Alternative Return Fund Class A converted to the North Square Trilogy Alternative Return Fund Class A. See Note 1.

(b)	Based on average shares outstanding for the year.

(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(e)	Does not include expenses of the investment companies in which the Fund invests.

See accompanying Notes to Financial Statements.

North Square Kennedy Micro Cap Fund
FINANCIAL HIGHLIGHTS
Class I

(For a share outstanding during each year/period)

	For the	For the
	Year Ended	Period Ended
	May 31,	May 31,
	2026	2025(a)
Selected Per Share Data:
Net asset value, beginning of year/period	$11.74	$10.00

Investment operations:
Net investment income (loss)(b)	(0.07)	(0.04)
Net realized and unrealized gain (loss)	4.75	2.13
Total from investment operations	4.68	2.09

Less distributions:
Net investment income	—	(0.03)
From net realized gains	(1.36)	(0.32)
Total distributions	(1.36)	(0.35)

Net asset value, end of year/period	$15.06	$11.74

Total Return(c)	41.74%	20.91	% (d)

Ratios and Supplemental Data:
Net assets, end of year/period (in thousands)	$32,952	$21,780
Ratio of expenses to average net assets:
Before fees waived	1.70%	2.08	% (e)
After fees waived	1.47%	1.47	% (e)
Ratio of net investment income (loss) to average net assets:
Before fees waived	(0.72)%	(0.95	)% (e)
After fees waived	(0.49)%	(0.34	)% (e)
Portfolio turnover rate	89%	67	% (d)

(a)	For the period June 10, 2024 (commencement of operations) to May 31, 2025.

(b)	Based on average shares outstanding for the period.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

See accompanying Notes to Financial Statements.

North Square Select Small Cap Fund
FINANCIAL HIGHLIGHTS
Class I

(For a share outstanding during each year/period)

		For the
	For the	Seven Months
	Year Ended	Ended		For the Years Ended October 31,
	May 31, 2026	May 31, 2025*		2024	2023	2022	2021
Selected Per Share Data:
Net asset value, beginning of year/period	$12.10	$12.88		$9.30	$10.31	$12.21	$9.33

Investment operations:
Net investment income(a)	0.01	0.01		0.02	0.09	— (b)	0.04
Net realized and unrealized gain (loss)	3.45	(0.63)		3.66	(0.45)	(1.02)	3.95
Total from investment operations	3.46	(0.62)		3.68	(0.36)	(1.02)	3.99

Less distributions:
Net investment income	(0.02)	(0.02)		(0.10)	(0.01)	(0.03)	(0.10)
From net realized gains	(0.73)	(0.14)		—	(0.64)	(0.85)	(1.01)
Total distributions	(0.75)	(0.16)		(0.10)	(0.65)	(0.88)	(1.11)

Net asset value, end of year/period	$14.81	$12.10		$12.88	$9.30	$10.31	$12.21

Total Return(c)	29.17%	(4.98	)% (d)	39.67%	(3.51)%	(9.05)%	46.09%

Ratios and Supplemental Data:
Net assets, end of year/period (in thousands)	$21,188	$23,716		$25,499	$17,086	$20,867	$10,111
Ratio of expenses to average net assets:
Before fees waived	1.12%	1.10	% (e)	1.14%	1.25%	1.24%	1.63%
After fees waived	0.94%	0.94	% (e)	0.94%	0.94%	0.94%	0.95%
Ratio of net investment income (loss) to average net assets:
Before fees waived	(0.12)%	0.00	% (b)(e)	(0.06)%	0.60%	(0.29)%	(0.34)%
After fees waived	0.07%	0.16	% (e)	0.14%	0.90%	0.01%	0.34%
Portfolio turnover rate	43%	33	% (d)	52%	45%	107%	45%

*	The Fund changed its fiscal year to May 31.

(a)	Based on average shares outstanding for the period.

(b)	Rounds to less than $0.005 per share.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

See accompanying Notes to Financial Statements.

North Square Altrinsic International Equity Fund
FINANCIAL HIGHLIGHTS
Class I

(For a share outstanding during each year/period)

		For the					For the
	For the	Seven Months					Period Ended
	Year Ended	Ended		For the Years Ended October 31,			October 31,
	May 31, 2026	May 31, 2025*		2024	2023	2022	2021(a)
Selected Per Share Data:
Net asset value, beginning of year/period	$12.27	$11.51		$9.95	$8.72	$10.88	$10.00

Investment operations:
Net investment income(b)	0.26	0.18		0.21	0.19	0.16	0.13
Net realized and unrealized gain (loss)	1.33	1.17		1.52	1.18	(2.12)	0.76
Total from investment operations	1.59	1.35		1.73	1.37	(1.96)	0.89

Less distributions:
Net investment income	(0.36)	(0.22)		(0.17)	(0.14)	(0.09)	(0.01)
From net realized gains	(0.96)	(0.37)		—	—	(0.11)	—
Total distributions	(1.32)	(0.59)		(0.17)	(0.14)	(0.20)	(0.01)

Net asset value, end of year/period	$12.54	$12.27		$11.51	$9.95	$8.72	$10.88

Total Return(c)	13.49%	12.55	% (d)	17.53%	15.83%	(18.30)%	8.88	% (d)

Ratios and Supplemental Data:
Net assets, end of year/period (in thousands)	$82,700	$107,812		$123,991	$107,975	$60,568	$44,733
Ratio of expenses to average net assets:
Before fees waived	1.14%	1.13	% (e)	1.13%	1.17%	1.29%	1.43	% (e)
After fees waived	0.97%	0.98	% (e)	0.97%	0.97%	0.97%	0.97	% (e)
Ratio of net investment income to average net assets:
Before fees waived	1.88%	2.52	% (e)	1.73%	1.70%	1.37%	0.92	% (e)
After fees waived	2.06%	2.67	% (e)	1.88%	1.90%	1.69%	1.38	% (e)
Portfolio turnover rate	31%	18	% (d)	25%	27%	23%	22	% (d)

*	The Fund changed its fiscal year to May 31.

(a)	For the period December 4, 2020 (commencement of operations) to October 31, 2021.

(b)	Based on average shares outstanding for the period.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
FINANCIAL HIGHLIGHTS
Class I

(For a share outstanding during each year/period)

		For the						For the
	For the	Seven Months						Period Ended
	Year Ended	Ended		For the Years Ended October 31,				October 31,
	May 31, 2026	May 31, 2025*		2024		2023	2022	2021(a)
Selected Per Share Data:
Net asset value, beginning of year/period	$8.67	$8.74		$8.18		$8.48	$9.84	$9.89

Investment operations:
Net investment income(b)	0.36	0.21		0.35		0.25	0.14	0.01
Net realized and unrealized gain (loss)	0.08	(0.07)		0.57		(0.26)	(1.34)	(0.02)
Total from investment operations	0.44	0.14		0.92		(0.01)	(1.20)	(0.01)

Less distributions:
Net investment income	(0.37)	(0.21)		(0.36)		(0.29)	(0.16)	(0.04)
Total distributions	(0.37)	(0.21)		(0.36)		(0.29)	(0.16)	(0.04)

Net asset value, end of year/period	$8.74	$8.67		$8.74		$8.18	$8.48	$9.84

Total Return(c)	5.10%	1.67	% (d)	11.37%		(0.19)%	(12.33)%	(0.12	)% (d)

Ratios and Supplemental Data:
Net assets, end of year/period (in thousands)	$41,514	$34,723		$2,773		$259	$48	$10
Ratio of expenses to average net assets:
Before fees waived	0.46%	0.56	% (e)	0.58%		0.58%	0.77%	0.64	% (e)
After fees waived	0.47%	0.47	% (e)	0.47%		0.47%	0.47%	0.47	% (e)
Ratio of net investment income to average net assets:
Before fees waived	4.08%	4.07	% (e)	3.86%		2.78%	1.28%	0.13	% (e)
After fees waived	4.07%	4.16	% (e)	3.98%		2.90%	1.58%	0.30	% (e)
Portfolio turnover rate(g)	225%	107	% (d)(f)	171	% (f)	104%	129%	321	% (d)(f)

*	The Fund changed its fiscal year to May 31.

(a)	For the period December 28, 2020 (commencement of operations) to October 31, 2021.

(b)	Based on average shares outstanding for the period.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Securities purchased in-kind were excluded from the computation of the ratio.

(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
FINANCIAL HIGHLIGHTS
Class R6

(For a share outstanding during each year/period)

		For the						For the
	For the	Seven Months						Period Ended
	Year Ended	Ended		For the Years Ended October 31,				October 31,
	May 31, 2026	May 31, 2025*		2024		2023	2022	2021(a)
Selected Per Share Data:
Net asset value, beginning of year/period	$8.74	$8.81		$8.21		$8.50	$9.84	$10.00

Investment operations:
Net investment income(b)	0.38	0.22		0.36		0.29	0.13	0.03
Net realized and unrealized gain (loss)	0.09	(0.07)		0.60		(0.29)	(1.31)	(0.13)
Total from investment operations	0.47	0.15		0.96		—	(1.18)	(0.10)

Less distributions:
Net investment income	(0.37)	(0.22)		(0.36)		(0.29)	(0.16)	(0.06)
Total distributions	(0.37)	(0.22)		(0.36)		(0.29)	(0.16)	(0.06)

Net asset value, end of year/period	$8.84	$8.74		$8.81		$8.21	$8.50	$9.84

Total Return(c)	5.43%	1.66	% (d)	11.83%		(0.07)%	(12.14)%	0.91	% (d)

Ratios and Supplemental Data:
Net assets, end of year/period (in thousands)	$222,508	$144,856		$153,470		$99,723	$107,550	$139,281
Ratio of expenses to average net assets:
Before fees waived	0.43%	0.53	% (e)	0.56%		0.56%	0.58%	0.73	% (e)
After fees waived	0.28%	0.28	% (e)	0.28%		0.28%	0.28%	0.28	% (e)
Ratio of net investment income (loss) to average net assets:
Before fees waived	4.13%	4.06	% (e)	3.85%		3.03%	1.08%	(0.04	)% (e)
After fees waived	4.28%	4.31	% (e)	4.14%		3.31%	1.38%	0.41	% (e)
Portfolio turnover rate(g)	225%	107	% (d)	171	% (f)	104%	129%	321	% (d)(f)

*	The Fund changed its fiscal year to May 31.

(a)	For the period December 28, 2020 (commencement of operations) to October 31, 2021.

(b)	Based on average shares outstanding for the period.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Securities purchased in-kind were excluded from the computation of the ratio.

(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
FINANCIAL HIGHLIGHTS
Class A

(For a share outstanding during each year/period)

		For the
	For the	Seven Months		For the	For the
	Year Ended	Ended		Year Ended	Period Ended
	May 31,	May 31,		October 31,	October 31,
	2026	2025*		2024	2023(a)
Selected Per Share Data:
Net asset value, beginning of year/period	$9.66	$9.36		$8.21	$8.85

Investment operations:
Net investment income(b)	0.44	0.25		0.36	0.25
Net realized and unrealized gain (loss)	0.24	0.26		1.13	(0.64)
Total from investment operations	0.68	0.51		1.49	(0.39)

Less distributions:
Net investment income	(0.37)	(0.21)		(0.34)	(0.17)
From net realized gains	(0.08)	—		—	—
Return of capital	—	—		—	(0.08)
Total distributions	(0.45)	(0.21)		(0.34)	(0.25)

Net asset value, end of year/period	$9.89	$9.66		$9.36	$8.21

Total Return(c)	7.17%	5.54	% (d)	18.42%	(4.48	)% (d)

Ratios and Supplemental Data:
Net assets, end of year/period (in thousands)	$7,444	$4,187		$3,143	$406
Ratio of expenses to average net assets:
Before fees waived	1.10%	1.23	% (e)	1.35%	1.30	% (e)
After fees waived	0.93%	0.99	% (e)	1.15%	1.15	% (e)
Ratio of net investment income to average net assets:
Before fees waived	4.32%	4.28	% (e)	3.75%	4.28	% (e)
After fees waived	4.49%	4.51	% (e)	3.96%	4.41	% (e)
Portfolio turnover rate(f)	97%	53	% (d)	115%	152	% (d)

*	The Fund changed its fiscal year to May 31.

(a)	For the period February 28, 2023 (commencement of operations) to October 31, 2023.

(b)	Based on average shares outstanding for the period.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
FINANCIAL HIGHLIGHTS
Class I

(For a share outstanding during each year/period)

		For the
	For the	Seven Months
	Year Ended	Ended		For the Years Ended October 31,
	May 31, 2026	May 31, 2025*		2024	2023	2022	2021
Selected Per Share Data:
Net asset value, beginning of year/period	$9.66	$9.36		$8.22	$8.60	$10.09	$9.99

Investment operations:
Net investment income(a)	0.47	0.26		0.39	0.38	0.27	0.24
Net realized and unrealized gain (loss)	0.24	0.27		1.12	(0.39)	(1.26)	0.60
Total from investment operations	0.71	0.53		1.51	(0.01)	(0.99)	0.84

Less distributions:
Net investment income	(0.40)	(0.23)		(0.37)	(0.29)	(0.26)	(0.28)
From net realized gains	(0.08)	—		—	—	(0.24)	(0.46)
Return of capital	—	—		—	(0.08)	—	—
Total distributions	(0.48)	(0.23)		(0.37)	(0.37)	(0.50)	(0.74)

Net asset value, end of year/period	$9.89	$9.66		$9.36	$8.22	$8.60	$10.09

Total Return(b)	7.45%	5.74	% (c)	18.64%	(0.27)%	(10.17)%	8.63%

Ratios and Supplemental Data:
Net assets, end of year/period (in thousands)	$1,242,385	$454,716		$214,185	$142,420	$113,625	$79,460
Ratio of expenses to average net assets:
Before fees waived	0.82%	0.89	% (d)	1.02%	1.05%	1.14%	1.28%
After fees waived	0.68%	0.74	% (d)	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets:
Before fees waived	4.59%	4.63	% (d)	4.22%	4.17%	2.63%	2.06%
After fees waived	4.74%	4.78	% (d)	4.35%	4.32%	2.87%	2.44%
Portfolio turnover rate(e)	97%	53	% (c)	115%	152%	163%	77%

*	The Fund changed its fiscal year to May 31.

(a)	Based on average shares outstanding for the period.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Small Cap Value Fund
FINANCIAL HIGHLIGHTS
Class I

(For a share outstanding during each period)

		For the
	For the	Seven Months
	Year Ended	Ended		For the Years Ended October 31,
	May 31, 2026	May 31, 2025*		2024	2023	2022	2021
Selected Per Share Data:
Net asset value, beginning of period	$16.65	$22.48		$20.48	$22.76	$26.29	$16.94

Investment operations:
Net investment income(a)	0.17	0.14		0.32	0.33	0.21	0.18
Net realized and unrealized gain (loss)	5.65	(1.40)		4.11	(0.22)	(0.10)	9.38
Total from investment operations	5.82	(1.26)		4.43	0.11	0.11	9.56

Less distributions:
Net investment income	(0.23)	(0.36)		(0.28)	(0.23)	(0.20)	(0.21)
From net realized gains	—	(4.21)		(2.15)	(2.16)	(3.44)	—
Total distributions	(0.23)	(4.57)		(2.43)	(2.39)	(3.64)	(0.21)

Net asset value, end of period	$22.24	$16.65		$22.48	$20.48	$22.76	$26.29

Total Return(b)	35.19%	(6.84	)% (c)	22.04%	0.71%	(0.11)%	56.77%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$199,862	$185,046		$276,763	$221,460	$236,576	$268,989
Ratio of expenses to average net assets:
Before fees waived	1.07%	1.05	% (d)	1.04%	1.04%	1.03%	1.03%
After fees waived	1.07%	1.05	% (d)	1.03%	1.00%	1.03%	1.03%
Ratio of net investment income to average net assets:
Before fees waived	0.89%	1.27	% (d)	1.46%	1.50%	0.84%	0.80%
After fees waived	0.89%	1.27	% (d)	1.46%	1.50%	0.84%	0.80%
Portfolio turnover rate(e)	50%	46	% (c)	144%	116%	55%	73%

*	The Fund changed its fiscal year to May 31.

(a)	Based on average shares outstanding for the period.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Small Cap Value Fund
FINANCIAL HIGHLIGHTS
Investor Class

(For a share outstanding during each period)

		For the
	For the	Seven Months
	Year Ended	Ended		For the Years Ended October 31,
	May 31, 2026	May 31, 2025*		2024	2023	2022	2021
Selected Per Share Data:
Net asset value, beginning of period	$16.54	$22.33		$20.35	$22.63	$26.16	$16.85

Investment operations:
Net investment income(a)	0.12	0.11		0.28	0.28	0.14	0.17
Net realized and unrealized gain (loss)	5.61	(1.39)		4.07	(0.23)	(0.10)	9.30
Total from investment operations	5.73	(1.28)		4.35	0.05	0.04	9.47

Less distributions:
Net investment income	(0.18)	(0.30)		(0.22)	(0.17)	(0.13)	(0.16)
From net realized gains	—	(4.21)		(2.15)	(2.16)	(3.44)	—
Total distributions	(0.18)	(4.51)		(2.37)	(2.33)	(3.57)	(0.16)

Net asset value, end of period	$22.09	$16.54		$22.33	$20.35	$22.63	$26.16

Total Return(b)	34.83%	(6.97	)% (c)	21.77%	0.43%	(0.40)%	56.45%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,219	$9,471		$11,871	$11,092	$12,010	$13,785
Ratio of expenses to average net assets:
Before fees waived	1.33%	1.30	% (d)	1.29%	1.29%	1.28%	1.28%
After fees waived	1.33%	1.30	% (d)	1.27%	1.25%	1.28%	1.28%
Ratio of net investment income to average net assets:
Before fees waived	0.62%	1.04	% (d)	1.22%	1.26%	0.59%	0.56%
After fees waived	0.62%	1.04	% (d)	1.22%	1.26%	0.59%	0.56%
Portfolio turnover rate(e)	50%	46	% (c)	144%	116%	55%	73%

*	The Fund changed its fiscal year to May 31.

(a)	Based on average shares outstanding for the period.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Funds
NOTES TO FINANCIAL STATEMENTS
May 31, 2026

Note 1 – Organization

North Square Spectrum Alpha Fund (“Spectrum Alpha” or “Spectrum Alpha Fund”), North Square Dynamic Small Cap Fund (“Dynamic Small Cap” or “Dynamic Small Cap Fund”), North Square Multi Strategy Fund (“Multi Strategy” or “Multi Strategy Fund”), North Square Preferred and Income Securities Fund (“Preferred and Income Securities” or “Preferred and Income Securities Fund”), North Square Tactical Growth Fund (“Tactical Growth” or “Tactical Growth Fund”), North Square Tactical Defensive Fund (“Tactical Defensive” or “Tactical Defensive Fund”), North Square Core Plus Bond Fund (formerly known as North Square Trilogy Alternative Return Fund) (“Core Plus Bond” or “Core Plus Bond Fund”), North Square Kennedy MicroCap Fund (“Kennedy MicroCap” or “Kennedy MicroCap Fund”), North Square Select Small Cap Fund (formerly, the North Square Advisory Research Small Cap Value Fund) (“Select Small Cap” or “Select Small Cap Fund”), North Square Altrinsic International Equity Fund (“International Equity” or “International Equity Fund”), North Square McKee Bond Fund (“McKee Bond” or “McKee Bond Fund”), North Square Strategic Income Fund (“Strategic Income” or “Strategic Income Fund”), and North Square Small Cap Value Fund (“Small Cap Value” or “Small Cap Value Fund”) (each a “Fund” and collectively the “Funds”) each organized as a series of the Exchange Place Advisors Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds are diversified funds. The Amended and Restated Agreement and Declaration of Trust, dated June 24, 2024, permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. Each Fund is a series currently authorized by the Board.

The Spectrum Alpha Fund’s primary investment objective is to provide capital appreciation. The Spectrum Alpha Fund is considered a “fund of funds” that invests primarily in exchange-traded funds and affiliated mutual funds.

The Dynamic Small Cap Fund’s primary investment objective is long-term capital appreciation.

The Multi Strategy Fund’s primary investment objective is to provide capital appreciation. The Multi Strategy Fund is considered a “fund of funds” that invests primarily in exchange-traded funds and affiliated mutual funds.

The Preferred and Income Securities Fund’s primary investment objective is to seek total return through current income and capital appreciation. A joint special meeting of shareholders of the Funds (the “Special Shareholder Meeting”) was initially held on December 19, 2025, and adjourned and reconvened from time to time including until March 11, 2026, whereby Shareholders of the Fund voted to approve an amendment to the Fund’s fundamental concentration policy. Effective April 10, 2026, the Fund may not invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry or group of industries (other than securities issued by the U.S. government, its agencies or instrumentalities), provided, however, that, under normal circumstances, the Fund will invest, directly or indirectly, at least 25% of its total assets in the banking, financial services, and insurance group of industries. For purposes of this fundamental investment policy, with respect to concentration, the industries comprising the (i) banking, (ii) financial services (i.e., asset management, specialty finance, institutional financial services industries) and (iii) insurance (i.e., life insurance, property and casualty insurance, Islamic insurance, reinsurance, insurance brokers and services, and health insurance) groups of industries within the financial services sector are considered to be a single “group of industries.”

The Tactical Growth Fund’s primary investment objective is to seek long-term capital appreciation. The Fund has adopted the historical performance of the Stadion Tactical Growth Fund, a former series of Stadion Investment Trust, as a result of a reorganization consummated after the close of business on June 11, 2021, in which the Fund acquired all of the assets, subject to the liabilities, of Stadion Tactical Growth Fund. The Tactical Growth Fund is considered a “fund of funds” that invests primarily in exchange-traded funds.

The Tactical Defensive Fund’s primary investment objective is to seek capital appreciation. The Fund has adopted the historical performance of the Stadion Tactical Defensive Fund, a former series of Stadion Investment Trust, as a result of a reorganization consummated after the close of business on June 11, 2021, in which the Fund acquired all of the assets, subject to the liabilities, of Stadion Tactical Defensive Fund. The Tactical Defensive Fund is considered a “fund of funds” that invests primarily in exchange-traded funds.

The Core Plus Bond Fund’s primary investment objective is to seek high current income and long-term capital appreciation. Effective September 27, 2024, the Fund changed its name from the North Square Trilogy Alternative Return Fund and made certain changes to its investment objective and principal investment strategies, including the modification of the strategies to invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds and at least 65% of its net assets in investment grade debt securities. The Fund may also invest in non-investment grade debt securities, and may employ a derivatives overlay strategy to, among other things, adjust the risk profile of the Fund’s portfolio. In addition, effective September 27, 2024, the Fund converted Class A and Class C shares into Class I shares. The Fund has adopted the historical performance of the Stadion

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

Trilogy Alternative Return Fund, a former series of Stadion Investment Trust, as a result of a reorganization consummated after the close of business on June 11, 2021, in which the Fund acquired all of the assets, subject to the liabilities, of the Stadion Trilogy Alternative Return Fund.

The Kennedy MicroCap Fund’s primary investment objective is to provide capital appreciation. The Fund commenced operations on June 10, 2024.

The Select Small Cap Fund’s primary investment objective is to seek long-term capital appreciation. Effective as of the close of business on February 21, 2020, the Small Cap Value Fund acquired the assets and assumed the liabilities of the Advisory Research All Cap Value Fund, a series of Investment Managers Series Trust. Effective February 28, 2025, the North Square Advisory Research Small Cap Value Fund changed its name to the North Square Select Small Cap Fund.

The International Equity Fund’s primary investment objective is to provide long-term growth of capital. The Fund commenced operations on December 4, 2020.

The McKee Bond Fund’s primary investment objective is to maximize total return and generate consistent outperformance of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, with a high quality and highly liquid, well diversified portfolio through opportunistic, risk-controlled management. The Fund’s R6 shares commenced operations on December 28, 2020, and Class I shares commenced operations on May 19, 2021.

The Strategic Income Fund’s primary investment objectives are to seek high current income and to seek long-term capital appreciation. Effective as of the close of business on February 21, 2020, the Strategic Income Fund acquired the assets and assumed the liabilities of the Advisory Research Strategic Income Fund, a series of Investment Managers Series Trust.

The Small Cap Value Fund’s primary investment objective is long-term capital appreciation. Concurrently with the Fund’s commencement of operations, the Fund acquired all of the assets and liabilities of the Foundry Partners Small Cap Value Fund, a series of Valued Advisers Trust (the “Predecessor Fund”), in a tax-free reorganization on April 25, 2025. In connection with the Reorganization, the Small Cap Value Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Small Cap Value Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Small Cap Value Fund. Further, the Predecessor Fund’s portfolio managers joined CSM Advisors, LLC (“CSM”) to serve as the Fund’s portfolio managers as part of the Reorganization. The Predecessor Fund had two share classes: Investor Class shares and Institutional Class shares. In the Reorganization, the holders of the Investor Class shares and Institutional Class shares of the Predecessor Fund received Investor Class shares and Class I shares, respectively, of the Fund. The Predecessor Fund is the accounting survivor. Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

At the quarterly meeting of the Board on December 3-4, 2024, the Board approved a change in the fiscal year end for the Strategic Income Fund, Select Small Cap Fund, International Equity Fund, and the McKee Bond Fund from October 31 to May 31.

The shares of each class represent an interest in the same portfolio of investments of their respective Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

On January 8, 2026, Azimut Group, an independent global asset manager based in Milan, Italy, via its U.S. subsidiary, Azimut U.S. Holdings Inc., acquired North Square Investments, LLC (the “Adviser”), each Fund’s investment adviser (the “Transaction”). The Transaction did not result in any material changes in the day-to-day management of the Funds or the Adviser or to the Funds’ respective investment objectives and principal investment strategies. In connection with the Transaction, the Adviser’s parent company, NSI Holdco, LLC, was renamed Azimut NSI, LLC. The closing of the Transaction resulted in a change of control of the Adviser, which caused an “assignment” under the 1940 Act, of each Fund’s then current investment advisory agreement between the Trust, on behalf of each of the Funds, and the Adviser (the “Prior Advisory Agreement”) and resulted in the automatic termination of such agreement with respect to each of the Funds, effective as of the closing of the Transaction. The Transaction also resulted in a change of control of the Adviser’s affiliated sub-adviser, CSM Advisors, LLC (“CSM”). The Transaction also resulted in the termination of the then current sub-advisory

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

agreements (the “Prior Sub-Advisory Agreements”) between the Adviser and the sub-advisers to the Funds. As a result of the Transaction, sub-adviser Kennedy Capital Management LLC (“Kennedy Capital”), which is majority owned by Azimut U.S. Holdings Inc., became an affiliate of the Adviser and of CSM, and the Adviser, CSM and Kennedy Capital are under the common control of Azimut NSI, LLC.

At a meeting held on October 7, 2025, the Trust’s Board of Trustees (the “Board”) considered and approved a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “New Advisory Agreement), with substantially identical terms to the Prior Advisory Agreement with respect to each of the Funds, except that for the North Square Multi Strategy Fund (“the Multi Strategy Fund”) the advisory fee payable under the New Advisory Agreement changed to 0.20% for all fund assets regardless of whether they are invested in non-affiliated or affiliated investments. Under the Prior Advisory Agreement, the advisory fee payable by the Multi Strategy Fund was 0.50% for fund assets invested in non-affiliated investments and 0.00% for fund assets invested in affiliated investments. The Board also considered and approved a new sub-advisory agreement between the Adviser, on behalf of each Fund, and the respective sub-adviser (the “New Sub-Advisory Agreements”), with substantially identical terms to the Prior Sub-Advisory Agreements with respect to each of the Funds, except that for the Multi Strategy Fund, similar to the advisory fee structure and rate change in the New Advisory Agreement, the sub-advisory fee rate for the Fund that is paid by the Adviser to the sub-adviser pursuant to the New Sub-Advisory Agreement also changed.

In addition, the Board approved interim investment advisory and sub-advisory agreements to permit continuity of management, if necessary, until shareholders of each of the Funds approved the New Advisory Agreement with respect to that Fund at a special shareholder meeting of the Funds. The terms of the interim investment advisory and sub-advisory agreements were substantially identical to those of the corresponding Prior Advisory Agreement and Prior Sub-Advisory Agreements except for their date, duration and, in the case of the interim advisory agreement, escrow provisions required by applicable law and with respect to the interim sub-advisory agreements that the sub-advisers would not be paid by the Adviser until the Adviser received its payment under the corresponding interim investment advisory agreement.

At a Special Shareholder Meeting that was initially held on December 19, 2025, shareholders of each of the following Funds approved the New Advisory Agreement with respect to the applicable Fund: North Square Altrinsic International Equity Fund, North Square Core Plus Bond Fund, North Square Kennedy MicroCap Fund, North Square McKee Bond Fund, North Square Select Small Cap Fund, and North Square Small Cap Value Fund. In connection with the change of control of the Adviser, the New Advisory Agreement and New Sub-Advisory Agreements took effect on January 8, 2026 with respect to each of these Funds. With respect to each of the other Funds, the New Advisory Agreement took affect upon shareholder approval. The Special Shareholder Meeting was adjourned until January 7, 2026, whereby shareholders of the North Square Strategic Income Fund approved the New Advisory Agreement for that Fund; and further adjourned until January 23, 2026, whereby shareholders of the North Square Dynamic Small Cap Fund approved the New Advisory Agreement for that Fund; and further adjourned until February 11, 2026, whereby shareholders of the North Square Tactical Defensive Fund approved the New Advisory Agreement for that Fund. The Special Shareholder Meeting was then adjourned until February 25, 2026, whereby shareholders of the North Square Preferred and Income Securities Fund approved the New Advisory Agreement for that Fund and further adjourned until March 11, 2026, whereby shareholders of the North Square Tactical Growth Fund approved the New Advisory Agreement for that Fund and shareholders of the North Square Preferred and Income Securities Fund approved an amendment to that Fund’s fundamental concentration policy (see below). The Special Shareholder Meeting was re-convened on May 14, 2026, and was adjourned until May 29, 2026, whereby shareholders of the North Square Multi Strategy Fund approved the new advisory agreement for that Fund and further adjourned until June 5, 2026, whereby shareholders of the North Square Spectrum Alpha Fund approved the New Advisory Agreement for that Fund. The New Sub-Advisory agreements with the applicable sub-advisers took effect with respect to each of these Funds at the same time as the New Advisory Agreement with respect to such Fund, following shareholder approval.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards “FASB” Accounting Standard Codification Topic 946 “Financial Services - Investment Companies”.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

(a)	Segment Reporting

The Funds have adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect each Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Principal Executive Officer of the Trust. Each Fund operates as a single operating segment. Each Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of each Fund, using the information presented in the financial statements and financial highlights.

(b)	Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the Nasdaq Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value (“NAV”) of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Exchange-traded options on securities and indices purchased or sold by the Funds generally will be valued at the mean of the last bid and ask prices. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the North Square Investments, LLC (the “Adviser” or “NSI”), as Valuation Designee, for all fair value determinations and responsibilities, with respect to the Fund, pursuant to procedures approved by the Board.

Options contracts are valued at the mean of the National Best Bid and Offer (NBBO) prices as determined by the Options Pricing Reporting Authority (ORPA) (which is the best bid and offer price across all of the option exchanges). If no bid price is readily available, the option shall be valued at the mean of the last quoted ask price and $0.00. If (i) no bid price is readily available, and (ii) no ask price is readily available, the option will be valued at the last valid NBBO mean price and are generally categorized as Level 2.

Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price and are generally categorized in Level 1.

Fair value pricing may be applied to foreign securities held by the Funds upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when each Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV. The pricing service will use a statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board receives a report on all securities that were fair valued by the Adviser during the quarter.

Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Adviser, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

(c)	Purchased/Written Option Contracts

Certain of the Funds may write or purchase option contracts to adjust risk and return of its overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by such Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

purchasing options that expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to or subtracted from the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or loss on investment transactions. Investing in purchased and written options contracts exposes the Funds to equity price risk. For the fiscal year ended May 31, 2026, only the Core Plus Bond Fund and the Strategic Income Fund engaged in option contracts. Additional information regarding such activity may be found in Note 11.

(d)	Futures Contracts

Certain of the Funds may invest in futures contracts to hedge or manage risks associated with the Fund’s securities investments or to obtain market exposure in an effort to generate returns. During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and such Fund’s basis in the contract. If a Fund is unable to liquidate a futures contract and/or enter into an offsetting closing transaction, such Fund would continue to be subject to market risk with respect to the value of the contracts. For the fiscal year ended May 31, 2026, the Preferred and Income Securities Fund, Core Plus Bond Fund and Strategic Income Fund engaged in futures contracts. Additional information regarding such activity may be found in Note 11.

(e)	Foreign Currency Translations

For valuation purposes, all assets and liabilities initially expressed in foreign currency will be converted into U.S. dollars at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by the New York Stock Exchange. Such conversion shall take place at the time that a Fund’s net asset value is calculated. If such quotations are not available, a fair value rate of exchange will be determined in good faith by the Funds’ Valuation Designee. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments.

(f)	Credit Default Swaps

Certain of the Funds may enter into credit default swap transactions for investment purposes. A credit default swap may have as reference obligations one or more securities that are not currently held by a Fund. A Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, a Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is five years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value of the credit default swap will be used to segregate liquid investments for selling protection on credit default swaps. If a Fund were a buyer and no credit event occurs, such Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value in upfront payments. When a Fund buys credit default swaps it will segregate an amount at least equal to the amount of any accrued premium payment obligations including amounts for early terminations. The use of swap transactions by a Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap transaction. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap transactions have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

Certain of the Funds may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case such Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce a Fund’s return. For the fiscal year ended May 31, 2026, the Preferred and Income Securities Fund and the Strategic Income Fund entered into credit default swap contracts. Additional information regarding such activity may be found in Note 11.

(g)	Deposits with Broker

When trading derivative instruments, such as forward contracts, futures contracts or swap contracts, a Fund is only required to post initial or variation margin with the exchange or clearing broker. The use of margin in trading these instruments has the effect of creating leverage, which can expose a Fund to substantial gains or losses occurring from relatively small price changes in the value of the underlying instrument and can increase the volatility of a Fund’s returns. Volatility is a statistical measure of the dispersion of returns of an investment, where higher volatility generally indicates greater risk.

Upon entering into a futures contract (with the exception of futures contracts traded on the London Metal Exchange (“LME”)), and to maintain a Fund’s open positions in futures contracts, a Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded. At May 31, 2026, the Preferred and Income Securities Fund, Core Plus Bond Fund and Strategic Income Fund had cash at broker for futures contracts of $6,943; $248,046; and $2,236,689, respectively.

Upon entering into a swap contract a Fund would be required to maintain required collateral with its custodian or swap broker in a segregated account in the name of the swap broker consisting of U.S. Government securities or cash or cash equivalents. At May 31, 2026, the Preferred and Income Securities Fund and the Strategic Income Fund had cash at broker for swap contracts of $3,960,262 and $18,981,671, respectively.

(h)	Cash and Cash Equivalents

Idle cash may be swept into various interest bearing overnight demand deposits and is classified as a cash equivalent on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed the Federal Deposit Insurance Corporation (FDIC) limit of $250,000. Amounts swept overnight are available on the next business day.

(i)	Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Realized gains and losses on paydowns of asset-backed securities are reflected in interest income on the Statements of Operations. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

Income and expenses of the Funds are allocated on a pro rata basis to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made. Expenses such as distribution and service fees pursuant to Rule 12b-1, transfer agent fees and expenses with respect to the Funds, that are specific to individual share classes, are accrued directly to the respective share class.

(j)	Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the period in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Each Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the Internal Revenue Service statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the previous three tax year ends, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds may utilize deemed dividends on redemptions accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

(k)	Distributions to Shareholders

The Preferred and Income Securities Fund, Core Plus Bond Fund, McKee Bond Fund and Strategic Income Fund will make distributions of net investment income monthly. The Spectrum Alpha Fund, Dynamic Small Cap Fund, Multi Strategy Fund, Tactical Growth Fund, Tactical Defensive Fund, and Kennedy MicroCap Fund, Select Small Cap Fund and International Equity Fund, Small Cap Value Fund will make distributions of net investment income, if any, at least annually. Each Fund makes distributions of its net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(l)	Line of Credit

During the fiscal year ended May 31, 2026, the Trust, on behalf of the Funds, entered into a short-term credit agreement (“Line of Credit”) with U.S. Bank, N.A., expiring on June 10, 2026, extended through June 7, 2027. The Line of Credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Under the terms of the agreement, The Trust may borrow up to the lesser of $50,000,000 or 15% of each Fund’s daily market value (10% for Core Plus Bond Fund and Select Small Cap Fund) at an interest rate equal to the Prime Rate.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

As of May 31, 2026, the Funds had no outstanding borrowings under this Line of Credit.

	Average Daily	Weighted Average	Number of Days	Interest Expense	Maximum Loan
Fund	Loan Balance(a)	Interest Rate	Outstanding(b)	Accrued	Outstanding
Spectrum Alpha Fund	$1,643,000	6.75%	2	$616	$1,643,000
Dynamic Small Cap Fund	1,977,500	7.13%	4	1,811	2,444,000
Core Plus Bond Fund	79,200	6.94%	6	120	198,000
Kennedy MicroCap Fund	1,225,333	7.13%	5	824	1,784,000
Select Small Cap Fund	20,000	7.50%	1	4	20,000
International Equity Fund	2,437,500	7.25%	3	1,428	3,972,000
McKee Bond Fund	1,016,800	6.75%	11	2,522	2,837,000
Small Cap Value Fund	104,000	7.50%	1	22	104,000

(a)	Averages based on the number of days outstanding.

(b)	Number of Days Outstanding represents the total days during the fiscal year ended May 31, 2026, that a Fund utilized the Line of Credit.

Note 3 – Investment Advisory and Other Agreements

The Prior Investment Advisory Agreements with respect to the Funds were automatically terminated due to a change of control of the Adviser on January 8, 2026, upon the acquisition of the Adviser by the Azimut Group. The Trust, on behalf of each Fund, and the Adviser, entered into a new investment advisory agreement (the “New Advisory Agreement”) with the Adviser, with substantially identical terms to the then current investment advisory agreement (the “Prior Advisory Agreement”), except that for the Multi Strategy Fund, the advisory fee payable by the Fund under the Prior Advisory Agreement was 0.50% for fund assets invested in non-affiliated investments and 0.00% for fund assets invested in affiliated investments but effective May 29, 2026, under the New Advisory Agreement, with respect to the Fund, the advisory fee payable is 0.20% for all fund assets, regardless of whether they are invested in nonaffiliated or affiliated investments. See Note 1 with respect to the effective date of the New Advisory Agreement with respect to each Fund.

Under the terms of the New Advisory Agreement, the Funds pay a monthly investment advisory fee to the Adviser based on each Fund’s average daily net assets. Fees paid to the Adviser for the fiscal year ended May 31, 2026, are reported on the Statements of Operations. The annual rates are listed by Fund in the below table:

Investment
Fund	Advisory Fees
Spectrum Alpha Fund	0.20%
Dynamic Small Cap Fund	0.90%
Multi Strategy Fund	0.20%(a)
Preferred and Income Securities Fund	0.75%
Tactical Growth Fund
First $150 million	1.25%
$150 million up to $500 million	1.00%
Thereafter	0.85%
Tactical Defensive Fund
First $150 million	1.25%
$150 million up to $500 million	1.00%
Thereafter	0.85%
Core Plus Bond Fund	0.38%(b)
Kennedy MicroCap Fund	1.20%
Select Small Cap Fund	0.70%
International Equity Fund	0.80%
McKee Bond Fund	0.24%
Strategic Income Fund	0.56%(c)
Small Cap Value Fund	0.85%

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

(a)	The annual advisory fee was previously calculated as follows: (i) 0.00% for Fund assets invested in other series of the Trust advised by the Adviser (“affiliated investments”) and (ii) 0.50% for Fund assets invested in non-affiliated investments. Effective, May 29, 2026, the advisory fee payable under the New Advisory Agreement is 0.20% for all fund assets regardless of whether they are invested in non-affiliated or affiliated investments.

(b)	The annual advisory fee was previously calculated at 1.25% on the first $150 million; 1.00% on the next $150 million to $500 million; and 0.85% thereafter. The waiver changed effective September 27, 2024.

(c)	Effective January 1, 2025, the Strategic Income Fund pays the Adviser, an advisory fee at an annualized rate of 0.56% of the Strategic Income Fund’s average daily net assets. Prior to January 1, 2025, the Strategic Income Fund paid the Adviser an advisory fee at an annualized rate of 0.70% of the Strategic Income Fund’s average daily net assets.

The Adviser has appointed one or more Sub-Advisers to perform management services with respect to the Funds. Below are the Sub-Advisers engaged by Adviser as of May 31, 2026. The Adviser pays the Sub-Advisers from its advisory fees.

Sub-Adviser	Fund
Algert Global LLC (“Algert Global”)	Dynamic Small Cap Fund
Red Cedar Investment Management, LLC (“Red Cedar”)	Preferred and Income Securities Fund
Core Plus Bond Fund*
Strategic Income Fund
Kennedy Capital Management LLC (“Kennedy Capital”)	Kennedy MicroCap Fund
Advisory Research, Inc.	Select Small Cap Fund
CSM Advisors, LLC	Spectrum Alpha Fund**
Multi Strategy Fund**
Tactical Growth Fund **
Tactical Defensive Fund**
Core Plus Bond Fund*
McKee Bond Fund
Small Cap Value Fund
Altrinsic Global Advisors, LLC	International Equity Fund

*	Effective September 27, 2024, in conjunction with the Core Plus Bond Fund’s name change, the Fund changed its sub-advisers to CSM Advisors, LLC and Red Cedar Investment Management, LLC.

**	On December 3-4, 2024, the Board approved the novation, effective on December 20, 2024, of the sub-advisory agreement between the Advisor and NSI Retail with respect to the Spectrum Alpha Fund, Multi Strategy Fund, Tactical Growth Fund and Tactical Defensive Fund. Through the novation, CSM became the sub-adviser to those Funds. Additional information about this novation can be found in the Supplement dated December 20, 2024, to each Fund’s Prospectus, Summary Prospectus and Statement of Additional Information each dated September 27, 2024.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

The Adviser has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) are limited. The agreements are effective until the dates listed below and may be terminated before those dates only by the Board. The table below contains the agreement expiration and expense cap by Fund and by Class:

		Total Limit on Annual Operating Expenses*
Fund	Agreement Expires	Class A Shares	Class C Shares	Class I Shares	Investor Class	Class R6 Shares
Spectrum Alpha Fund	September 30, 2026	1.30%		1.05%
Dynamic Small Cap Fund	September 30, 2029	1.24%		0.99%
Multi Strategy Fund	September 30, 2029	1.15%**		1.12%**
Preferred and Income Securities Fund	September 30, 2029			0.97%
Tactical Growth Fund	September 30, 2026	1.30%***	1.30%***	1.30%***
Tactical Defensive Fund	September 30, 2026	1.70%***	1.70%***	1.70%***
Core Plus Bond Fund	September 30, 2026			0.58%****
Kennedy MicroCap Fund	September 30, 2026			1.47%
Select Small Cap Fund	September 30, 2026*****			0.94%
International Equity Fund	September 30, 2026*****			0.97%
McKee Bond Fund	September 30, 2026*****			0.47%		0.28%
Strategic Income Fund	September 30, 2026*****	0.93%******		0.68%******
Small Cap Value Fund	September 30, 2027			1.25%	1.25%***

*	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.

**	Effective May 29, 2026, the total annual fund operating expense changed from 1.20% to 1.15% for Class A Shares and from 1.17% to 1.12% for Class I Shares.

***	Exclusive of payments under a Rule 12b-1 Distribution Plan.

****	Effective September 27, 2024, the total annual fund operating expense changed from 1.38% to 0.58%.

*****	Expiration date of the Fund’s expense limitation from February 28, 2026 to September 30, 2026 was approved at the June 24-25, 2025 by the Board.

******	Effective January 1, 2025, the Adviser contractually agreed to waive the advisory fees and/or reimburse operating expenses of the Fund to ensure that the total annual fund operating expenses do not exceed 0.93% and 0.68% for the Class A shares and Class I shares, respectively. Prior to January 1, 2025, the total annual fund operating expenses were contractually limited to 1.15% and 0.90% for the Class A shares and Class I shares, respectively.

The Adviser is permitted to seek reimbursement from the Funds, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Funds for a period ending thirty-six months after the date of the waiver, payment or reimbursement. This reimbursement may be requested from the Funds if the reimbursement will not cause the Funds’ annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement. For the fiscal year ended May 31, 2026, the Tactical Growth Fund recouped $59,375.

The Adviser may recapture all or a portion of this amount no later than the dates stated below:

				Preferred and
	Spectrum Alpha	Dynamic Small	Multi Strategy	Income Securities
	Fund	Cap Fund	Fund	Fund
May 31, 2027	$—	$336,562	$—	$58,223
May 31, 2028	—	517,274	—	6,657
May 31, 2029	—	942,266	—	132,331
	$—	$1,796,102	$—	$197,211

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

	Tactical Growth	Tactical Defensive	Core Plus Bond	Kennedy
	Fund	Fund	Fund	MicroCap Fund
May 31, 2027	$360,461	$28,263	$153,994	$—
May 31, 2028	133,186	39,523	181,313	68,719
May 31, 2029	—	13,116	159,475	62,587
	$493,647	$80,902	$494,782	$131,306

	Select Small Cap	International
	Fund	Equity	McKee Bond	Strategic Income
October 31, 2026	$60,005	$185,890	$292,672	$232,602
October 31, 2027	46,346	189,973	337,296	212,414
May 31, 2028	23,132	101,189	220,516	258,884
May 31, 2029	44,431	159,928	223,453	1,179,426
	$173,914	$636,980	$1,073,937	$1,883,326

				Small Cap Value
				Fund
October 31, 2026				$104,205
October 31, 2027				33,743
May 31, 2028				—
May 31, 2029				—
				$137,948

Ultimus Fund Solutions, LLC (the “Administrator”) serves as the Funds’ fund accountant, transfer agent and administrator. The Funds’ allocated fees incurred for fund accounting, transfer agency and fund administration for the fiscal year ended May 31, 2026, are reported on the Statements of Operations.

Foreside Fund Services, LLC a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Adviser pays the Distributor a fee for its distribution-related services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of the Administrator, provides a Chief Compliance Officer to the Trust, as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. The Funds’ allocated fees incurred for compliance services for the fiscal year ended May 31, 2026, are reported on the Statements of Operations.

Each Independent Trustee receives from the Trust an annual retainer of $52,500, plus an annual fee per Fund of $2,000, plus reimbursement of related expenses. The Chairperson of the Board receives an additional annual retainer of $18,750, and each of the Chairpersons of the Audit Committee and the Governance Committee receives an additional annual retainer of $7,500 and $3,000, respectively. In addition, effective November 3, 2023, each Independent Trustee receives from the Trust a fee of $2,000 for a meeting of the Board other than a regularly scheduled meeting. Prior to January 1, 2026, the annual retainer was $50,000.

Certain officers of the Trust are also employees of the Administrator or NLCS and such persons are not paid by the Funds for serving in such capacities.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

Note 4 – Federal Income Taxes

At May 31, 2026, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

				Preferred and
	Spectrum Alpha	Dynamic Small	Multi Strategy	Income Securities
	Fund	Cap Fund	Fund	Fund
Tax cost of investments	$51,510,098	$652,652,964	$29,696,362	$368,889,299
Gross unrealized appreciation	21,113,952	149,755,589	9,421,625	8,444,131
Gross unrealized depreciation	—	(21,086,133)	—	(2,912,275)
Net unrealized appreciation (depreciation) on investments	$21,113,952	$128,669,456	$9,421,625	$5,531,856

	Tactical Growth	Tactical Defensive	Core Plus Bond	Kennedy
	Fund	Fund	Fund	MicroCap Fund
Tax cost of investments	$323,632,926	$44,906,794	$23,003,855	$26,453,587
Gross unrealized appreciation	292,970,742	6,480,675	119,498	7,977,443
Gross unrealized depreciation	—	—	(307,974)	(1,444,003)
Net unrealized appreciation (depreciation) on investments	$292,970,742	$6,480,675	$(188,476)	$6,533,440

	Select Small Cap	International	McKee Bond	Strategic Income
	Fund	Equity	Fund	Fund
Tax cost of investments	$15,844,480	$68,765,398	$262,908,868	$1,226,139,402
Gross unrealized appreciation	5,644,164	17,018,153	633,424	8,654,739
Gross unrealized depreciation	(313,551)	(2,835,590)	(3,431,877)	(13,264,527)
Net unrealized appreciation (depreciation) on investments	$5,330,613	$14,182,563	$(2,798,453)	$(4,609,788)

				Small Cap Value
				Fund
Tax cost of investments				$176,583,459
Gross unrealized appreciation				40,319,008
Gross unrealized depreciation				(7,877,753)
Net unrealized appreciation (depreciation) on investments				$32,441,255

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. Reclassifications are caused primarily by the utilization of earnings and profits distributed to shareholders on redemption of shares and net operating losses.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

For the fiscal year ended May 31, 2026, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

		Accumulated Earnings
	Paid-In Capital	(Deficit)
Spectrum Alpha Fund	$(107,861)	$107,861
Dynamic Small Cap Fund	3,303,712	(3,303,712)
Multi Strategy Fund	349,283	(349,283)
Preferred and Income Securities Fund	1,511,216	(1,511,216)
Tactical Growth Fund	2,170,554	(2,170,554)
Tactical Defensive Fund	—	—
Core Plus Bond Fund	—	—
Kennedy MicroCap Fund	336,957	(336,957)
Select Small Cap Fund	444,761	(444,761)
International Equity Fund	2,474,292	(2,474,292)
McKee Bond Fund	—	—
Strategic Income Fund	253,881	(253,881)
Small Cap Value Fund	167	(167)

As of May 31, 2026, the components of accumulated earnings (deficit) on a tax basis for the Funds were as follows:

				Preferred and
	Spectrum Alpha	Dynamic Small	Multi Strategy	Income Securities
	Fund	Cap Fund	Fund	Fund
Undistributed ordinary income	$394,957	$40,519,010	$499,659	$2,458,824
Undistributed long term capital gains	4,913,192	23,697,488	1,009,097	1,623,051
Other temporary difference	—	—	—	1,132,305
Unrealized appreciation (depreciation) on investments Total accumulated deficit	21,113,952	128,669,456	9,421,625	5,531,856
	$26,422,101	$192,885,954	$10,930,381	$10,746,036

	Tactical Growth	Tactical Defensive	Core Plus Bond	Kennedy
	Fund	Fund	Fund	MicroCap Fund
Undistributed ordinary income	$12,472,099	$—	$37,211	$2,280,895
Undistributed long term capital gains	8,947,731	—	—	367,575
Accumulated capital and other losses	—	(3,169,409)	(431,238)	(75,421)
Other temporary difference	—	—	14,263	—
Unrealized appreciation (depreciation) on investments Total accumulated deficit	292,970,742	6,480,675	(188,476)	6,533,440
	$314,390,572	$3,311,266	$(568,240)	$9,106,489

	Select Small Cap	International	McKee Bond	Strategic Income
	Fund	Equity	Fund	Fund
Undistributed ordinary income	$—	$1,712,848	$214,579	$23,489,496
Undistributed long term capital gains	1,596,932	5,798,340	—	—
Accumulated capital and other losses	—	—	(13,728,558)	(380,300)
Other temporary difference	—	—	—	1,588,743
Unrealized appreciation (depreciation) on investments Total accumulated deficit	5,330,613	14,214,563	(2,798,453)	(4,603,774)
	$6,927,545	$21,725,751	$(16,312,432)	$20,094,165

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

Small Cap Value
Fund
Undistributed ordinary income	$684,752
Accumulated capital and other losses	(998,967)
Unrealized appreciation (depreciation) on investments	32,441,255
Total accumulated deficit	$32,127,040

The unrealized appreciation/depreciation in the table above includes unrealized foreign currency gains (losses) of $32,000 and $6,014 for the International Equity Fund and Strategic Income Fund, respectively.

The character of dividends paid to shareholders of the Funds for federal income tax purposes during the year ended May 31, 2026, the year ended May 31, 2025, period ended May 31, 2025, seven months ended May 31, 2025, and year October 31, 2024, if applicable, was as follows:

	Ordinary	Long-Term	Total
Period Ended	Income	Capital Gains	Distributions
Spectrum Alpha Fund
May 31, 2026	$409,114	$—	$409,114
May 31, 2025	$—	$—	$—
Dynamic Small Cap Fund
May 31, 2026	$—	$17,107,515	$17,107,515
May 31, 2025	$11,923,547	$8,979,511	$20,903,058
Multi Strategy Fund
May 31, 2026	$605,619	$3,390,790	$3,996,409
May 31, 2025	$331,460	$454,607	$786,067
Preferred and Income Securities Fund
May 31, 2026	$19,014,293	$4,575,359	$23,589,652
May 31, 2025	$12,613,409	$1,572,366	$14,185,775
Tactical Growth Fund
May 31, 2026	$1,544,631	$5,502,146	$7,046,777
May 31, 2025	$1,949,783	$9,901,818	$11,851,601
Tactical Defensive Fund
May 31, 2026	$309,409	$—	$309,409
May 31, 2025	$544,403	$—	$544,403
Core Plus Bond Fund
May 31, 2026	$1,070,044	$—	$1,070,044
May 31, 2025	$929,156	$2,798,893	$3,728,049
Kennedy MicroCap Fund
May 31, 2026	$1,786,451	$681,772	$2,468,223
Period ended May 31, 2025*	$281,065	$66,140	$347,205
Select Small Cap Fund
May 31, 2026	$30,236	$1,275,133	$1,305,369
Seven months ended May 31, 2025**	$30,436	$268,077	$298,513
October 31, 2024	$176,974	$—	$176,974
International Equity Fund
May 31, 2026	$2,304,767	$6,076,551	$8,381,318
Seven months ended May 31, 2025**	$2,388,297	$4,019,381	$6,407,678
October 31, 2024	$1,865,124	$—	$1,865,124

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

	Ordinary	Long-Term	Total
Period Ended	Income	Capital Gains	Distributions
McKee Bond Fund
May 31, 2026	$8,293,303	$—	$8,293,303
Seven months ended May 31, 2025**	$4,194,478	$—	$4,194,478
October 31, 2024	$5,044,378	$—	$5,044,378
Strategic Income Fund
May 31, 2026	$34,484,533	$5,190,689	$39,675,222
Seven months ended May 31, 2025**	$6,916,790	$493,781	$7,410,571
October 31, 2024	$7,016,656	$—	$7,016,656
Small Cap Value Fund
May 31, 2026	$2,185,773	$—	$2,185,773
Seven months ended May 31, 2025**	$14,158,154	$44,400,447	$58,558,601
October 31, 2024	$3,137,370	$24,453,855	$27,591,225

*	Represents the period ended May 31, 2025

**	Represents the seven months ended May 31, 2025

As of May 31, 2026, the following Funds have non-expiring capital loss carryforwards:

	Short-Term	Long-Term
Tactical Defensive Fund	$3,137,737	$—
Core Plus Bond Fund	185,237	246,001
McKee Bond Fund	5,990,403	7,738,154
Small Cap Value Fund	998,967	—

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. During the fiscal year ended May 31, 2026, the Funds utilized capital loss carryforwards as follows:

	Short-Term	Long-Term	Total
Spectrum Alpha Fund	$498,208	$—	$498,208
Tactical Defensive Fund	5,069,572	—	5,069,572
Select Small Cap Fund	232,136	—	232,136

As of May 31, 2026, the Funds had the following qualified late-year ordinary losses and post-October losses which are deferred until fiscal year 2026 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. Capital losses incurred after October 31 within that taxable year are deemed to arise on the first day of the Fund’s next taxable year.

	Post-October Losses	Late Year Losses
Tactical Defensive Fund	$—	$31,672
Kennedy MicroCap Fund	—	75,421
Strategic Income Fund	380,300	—

In this reporting period, the Funds adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which is intended to enhance transparency and decision usefulness of income tax disclosures including additional detail related to rate reconciliation and income taxes paid during the reporting period. For the fiscal year ended May 31, 2026, federal, state or local income taxes or any income taxes in foreign jurisdictions paid by the Funds were immaterial.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

Note 5 – Investment Transactions

For the fiscal year ended May 31, 2026, purchases and sales of investments (excluding in-kind transactions, U.S government obligations, and short-term investments) were as follows:

	Purchases	Sales
Spectrum Alpha Fund	$7,039,959	$23,086,878
Dynamic Small Cap Fund	1,414,152,440	1,332,228,407
Multi Strategy Fund	6,196,834	10,180,857
Preferred and Income Securities Fund	276,412,453	227,436,565
Tactical Growth Fund	149,911,323	248,559,028
Tactical Defensive Fund	50,817,921	45,575,125
Core Plus Bond Fund	16,853,711	21,407,308
Kennedy MicroCap Fund	24,341,264	23,023,747
Select Small Cap Fund	10,093,163	19,020,660
International Equity Fund	28,520,403	61,943,600
McKee Bond Fund	177,272,175	148,214,019
Strategic Income Fund	1,138,873,252	613,135,991
Small Cap Value Fund	90,310,572	128,808,544

For the fiscal year ended May 31, 2026, purchases and sales of long-term U.S. government obligations were as follows:

	Purchases	Sales
Preferred and Income Securities Fund	$17,939,766	$9,962,266
Core Plus Bond Fund	23,533,522	21,282,459
McKee Bond Fund	341,539,334	291,124,435
Strategic Income Fund	249,281,034	122,181,674

Note 6 – Shareholder Servicing Plan

The Trust, on behalf of the Funds, except with respect to the North Square Small Cap Value Fund, has adopted a Shareholder Service Plan (the “Shareholder Service Plan”) with respect to each of the Fund’s Class A shares, Class C and Class I shares, as applicable. Under the Shareholder Service Plan, the Funds may pay a fee at an annual rate of up to 0.15% of its average daily net assets attributable to Class A shares, Class C shares and Class I shares, as applicable, to shareholder servicing agents. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services.

For the fiscal year ended May 31, 2026, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 7 – Distribution Plan

The Trust, on behalf of each Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay distribution fees for the sale and distribution of its Class A, Class C and Investor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class A and Investor Class shares and up to 1.00% of each Fund’s average daily net assets attributable to Class C shares, respectively.

For the fiscal year ended May 31, 2026, distribution fees incurred with respect to Class A and Class C shares are disclosed on the Statements of Operations.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

Note 8 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosures

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of May 31, 2026, in valuing the Funds’ assets carried at fair value:

Spectrum Alpha Fund		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$1,016,505	$—	$—	$1,016,505
Mutual Funds	70,898,760	—	—	70,898,760
Short-Term Investments	708,785	—	—	708,785
Total	$72,624,050	$—	$—	$72,624,050

Dynamic Small Cap Fund		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$777,539,100	$—	$—	$777,539,100
Exchange-Traded Funds	964,808	—	—	964,808
Rights(b)	—	—	—	—
Short-Term Investments	2,818,512	—	—	2,818,512
Total	$781,322,420	$—	$—	$781,322,420

Multi Strategy Fund		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$21,070,430	$—	$—	$21,070,430
Mutual Funds	17,639,446	—	—	17,639,446
Short-Term Investments	408,111	—	—	408,111
Total	$39,117,987	$—	$—	$39,117,987

Preferred and Income Securities Fund		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Preferred Stocks	$6,143,675	$—	$—	$6,143,675
Exchange-Traded Funds	4,849,893	—	—	4,849,893
Corporate Bonds(a)	—	340,786,702	—	340,786,702
U.S. Government & Agencies	—	7,958,633	—	7,958,633
Short-Term Investments	14,682,252	—	—	$14,682,252
Total	$25,675,820	$348,745,335	$—	$374,421,155

Swap Contracts(d)
Liabilities	$—	$(324,120)	$—	$(324,120)
	$—	$(324,120)	$—	$(324,120)

Tactical Growth Fund		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$461,072,110	$—	$—	$461,072,110
Short-Term Investments	155,531,558	—	—	155,531,558
Total	$616,603,668	$—	$—	$616,603,668

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

Tactical Defensive Fund		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$41,163,509	$—	$—	$41,163,509
Short-Term Investments	10,223,960	—	—	10,223,960
Total	$51,387,469	$—	$—	$51,387,469

Core Plus Bond Fund		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Preferred Stocks(a)	$198,739	$—	$—	$198,739
Asset Backed Securities	—	2,642,979	—	2,642,979
Corporate Bonds(a)	—	9,814,445	—	9,814,445
Mortgage-Backed Securities	—	4,477,081	—	4,477,081
Non-U.S. Government & Agencies	—	177,666	—	177,666
U.S. Government & Agencies	—	5,059,910	—	5,059,910
Purchased Options	183,750	—	—	183,750
Certificates of Deposit(a)	—	76,869	—	76,869
Short-Term Investments	183,940	—	—	183,940
Total	$566,429	$22,248,950	$—	$22,815,379

Futures(c)	Level 1	Level 2	Level 3	Total
Assets	$6,547	$—	$—	$6,547
Liabilities	(153,405)	—	—	(153,405)
Total	$(146,858)	$—	$—	$(146,858)

Kennedy MicroCap Fund		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$31,193,297	$—	$—	$31,193,297
Exchange-Traded Funds	335,989	—	—	335,989
Rights(b)	—	—	—	—
Short-Term Investments	1,457,741	—	—	1,457,741
Total	$32,987,027	$—	$—	$32,987,027

Select Small Cap Fund		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$20,640,680	$—	$—	$20,640,680
Short-Term Investments	534,413	—	—	534,413
Total	$21,175,093	$—	$—	$21,175,093

International Equity Fund		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$17,477,356	$62,650,395	$—	$80,127,751
Short-Term Investments	2,820,210	—	—	2,820,210
Total	$20,297,566	$62,650,395	$—	$82,947,961

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

McKee Bond Fund		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$10,920,898	$—	$10,920,898
Corporate Bonds(a)	—	80,856,233	—	80,856,233
Mortgage-Backed Securities	—	76,043,596	—	76,043,596
Non-U.S. Government & Agencies	—	2,530,438	—	2,530,438
U.S. Government & Agencies	—	85,581,583	—	85,581,583
Certificates of Deposit(a)	—	2,781,453	—	2,781,453
Short-Term Investments	1,396,214	—	—	1,396,214
Total	$1,396,214	$258,714,201	$—	$260,110,415

Strategic Income Fund		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$24,768,604	$—	$—	$24,768,604
Exchange-Traded Funds	7,069,356	—	—	7,069,356
Asset Backed Securities	—	133,853,951	—	133,853,951
Corporate Bonds(a)	—	434,378,364	—	434,378,364
Mortgage-Backed Securities	—	442,236,778	—	442,236,778
Non-U.S. Government & Agencies	—	29,165,050	—	29,165,050
U.S. Government & Agencies	—	130,807,511	—	130,807,511
Purchased Options	19,250,000	—	—	19,250,000
Total	$51,087,960	$1,170,441,654	$—	$1,221,529,614

Futures Contracts(c)
Assets	$92,812	$—	$—	$92,812
Liabilities	(10,712,352)	—	—	(10,712,352)
	$(10,619,540)	$—	$—	$(10,619,540)
Swap Contracts(d)
Liabilities	$—	$(2,281,181)	$—	$(2,281,181)
	$—	$(2,281,181)	$—	$(2,281,181)

Small Cap Value		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$199,565,614	$—	$—	$199,565,614
Short-Term Investments	9,459,100	—	—	9,459,100
Total	$209,024,714	$—	$—	$209,024,714

(a)	Refer to Schedule of Investments for sector and industry classifications.

(b)	The amount shown is less than $1.

(c)	The amount shown represents the net unrealized appreciation/depreciation of the futures contracts.

(d)	The amount shown represents the net unrealized appreciation/depreciation of the swap contracts.

The Funds did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

Note 10 – Investments in Affiliated Issuers

An affiliated issuer is an entity in which a Fund has ownership of at least 5% of the voting securities or any investment in a North Square Fund. Issuers that are affiliates of a Fund at period-end are noted in the Fund’s Schedule of Investments. The table below reflects transactions during the period with entities that are affiliates as of May 31, 2026, and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

Spectrum Alpha Fund

					Change in
	Value				Unrealized			Long-Term
	Beginning of			Net Realized	Appreciation /	Value End of	Dividend	Capital Gain
	Year	Purchases	Sales Proceeds	Gain (Loss)	(Depreciation)	Year	Income	Distributions
North Square Dynamic Small Cap Fund, Class I	$38,614,058	$1,059,757	$(12,599,999)	$2,396,391	$9,664,496	$39,134,703	$—	$1,059,757
North Square Kennedy MicroCap Fund, Class I	9,614,832	3,333,514	(1,000,000)	124,819	3,207,833	15,280,998	965,172	368,343
North Square Select Small Cap Fund, Class I	18,997,246	1,056,644	(7,300,000)	914,174	2,814,995	16,483,059	24,475	1,032,169
Total	$67,226,136	$5,449,915	$(20,899,999)	$3,435,384	$15,687,324	$70,898,760	$989,647	$2,460,269

					Shares
					Beginning of			Shares End of
					Year	Purchases	Sales	Year
North Square Dynamic Small Cap Fund, Class I					2,766,050	64,541	(778,430)	2,052,161
North Square Kennedy MicroCap Fund, Class I					818,981	265,458	(69,764)	1,014,675
North Square Select Small Cap Fund, Class I					1,570,020	77,809	(534,861)	1,112,968
Total					5,155,051	407,808	(1,383,055)	4,179,804

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

Multi Strategy Fund

					Change in
	Value				Unrealized			Long-Term
	Beginning of			Net Realized	Appreciation /	Value End of	Dividend	Capital Gain
	Year	Purchases	Sales Proceeds	Gain (Loss)	(Depreciation)	Year	Income	Distributions
North Square Altrinsic International Equity Fund, Class I	$6,444,326	$590,947	$(2,600,000)	$243,229	$(142,061)	$4,536,441	$162,503	$428,443
North Square Dynamic Small Cap Fund, Class I	5,208,223	150,423	(896,999)	194,440	1,598,606	6,254,693	—	150,423
North Square Kennedy MicroCap Fund, Class I	961,483	111,274	—	—	290,033	1,362,790	80,539	30,736
North Square McKee Bond Fund - Class R6	4,818,522	157,097	(1,900,001)	(135,009)	191,718	3,132,327	138,683	—
North Square Select Small Cap Fund, Class I	2,048,704	77,668	(1,300,000)	269,932	92,842	1,189,146	1,799	75,869
North Square Strategic Income Fund, Class I	—	1,147,304	—	—	16,745	1,164,049	39,453	7,851
North Square RCIM Tax-Advantaged Preferred and Income Securities ETF	5,002,100	—	(797,834)	19,556	95,271	4,319,093	214,088	—
Total	$24,483,358	$2,234,713	$(7,494,834)	$592,148	$2,143,154	$21,958,539	$637,065	$693,322

					Shares
					Beginning of			Shares End of
					Year	Purchases	Sales	Year
North Square Altrinsic International Equity Fund, Class I					525,210	49,493	(212,945)	361,758
North Square Dynamic Small Cap Fund, Class I					373,082	9,161	(54,257)	327,986
North Square Kennedy MicroCap Fund, Class I					81,898	8,593	—	90,491
North Square McKee Bond Fund, Class R6					551,318	17,707	(214,689)	354,336
North Square Select Small Cap Fund, Class I					169,314	5,719	(94,740)	80,293
North Square Strategic Income Fund, Class I					—	117,700	—	117,700
North Square RCIM Tax-Advantaged Preferred and Income Securities ETF					200,000	—	(31,069)	168,931
Total					1,900,822	208,373	(607,700)	1,501,495

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

Preferred and Income Securities Fund

					Change in
	Value				Unrealized			Long-Term
	Beginning of			Net Realized	Appreciation /	Value End of	Dividend	Capital Gain
	Year	Purchases	Sales Proceeds	Gain (Loss)	(Depreciation)	Year	Income	Distributions
North Square RCIM Tax-Advantaged Preferred and Income Securities ETF	$2,501,050	$2,295,323	$—	$—	$53,520	$4,849,893	$179,945	$—
Total	$2,501,050	$2,295,323	$—	$—	$53,520	$4,849,893	$179,945	$—

					Shares
					Beginning of			Shares End of
					Year	Purchases	Sales	Year
North Square RCIM Tax-Advantaged Preferred and Income Securities ETF					100,000	89,692	—	189,692
Total					100,000	89,692	—	189,692

Strategic Income Fund

					Change in
	Value				Unrealized			Long-Term
	Beginning of			Net Realized	Appreciation /	Value End of	Dividend	Capital Gain
	Year	Purchases	Sales Proceeds	Gain (Loss)	(Depreciation)	Year	Income	Distributions
North Square RCIM Tax-Advantaged Preferred and Income Securities ETF	$2,501,050	$4,504,814	$—	$—	$63,492	$7,069,356	$265,660	$—
Total	$2,501,050	$4,504,814	$—	$—	$63,492	$7,069,356	$265,660	$—

					Shares
					Beginning of			Shares End of
					Year	Purchases	Sales	Year
North Square RCIM Tax-Advantaged Preferred and Income Securities ETF					100,000	176,501	—	276,501
Total					100,000	176,501	—	276,501

Note 11 – Derivative and Other Financial Instruments

At May 31, 2026, the Preferred and Income Securities Fund, the Core Plus Bond Fund and the Strategic Income Fund held derivative and other financial instruments which are not subject to a master netting arrangement.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities as of May 31, 2026:

				Gross Amounts not offset in the Statements of
				Assets and Liabilities
	Gross Asset
	(Liability) as	Gross Amounts	Net Amounts
	presented in	offset in the	presented in
	the Statements	Statements	the Statements		Cash Collateral
	of Assets and	of Assets and	of Assets and	Financial	(Received)
Description	Liabilities	Liabilities	Liabilities	Instruments*	Pledged*	Net Amount
Preferred and Income Securities Fund
Swap Contracts - JPMorgan Chase	$(324,120)	$—	$(324,120)	$—	$324,120	$—
Total	$(324,120)	$—	$(324,120)	$—	$324,120	$—

Core Plus Bond Fund
Futures Contracts - StoneX**	$1,438	$(12,500)	$(11,062)	$—	$11,062	$—
Total	$1,438	$(12,500)	$(11,062)	$—	$11,062	$—

Strategic Income Fund
Futures Contracts - JPMorgan Chase**	$13,281	$—	$13,281	$—	$(13,281)	$—
Futures Contracts - Wells Fargo**	(524,950)	—	(524,950)	—	524,950	—
Swap Contracts - JPMorgan Chase	(2,281,181)	—	(2,281,181)	—	2,281,181	—
Total	$(2,792,850)	$—	$(2,792,850)	$—	$2,792,850	$—

*	The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

**	Reflects the current day variation margin as reported on the Fund’s statement of assets and liabilities.

The following table presents the fair value of derivative instruments for the Preferred and Income Securities Fund, the Core Plus Bond Fund and the Strategic Income as of May 31, 2026, as presented on the Fund’s Statement of Assets and Liabilities:

Location of Derivatives on Statements of Assets and Liabilities
Derivatives	Asset Derivatives	Liability Derivatives	Fair Value
Preferred and Income Securities Fund
Credit Risk:
Swap Contracts		Unrealized depreciation from swap contracts	$324,120

Core Plus Bond Fund
Equity Price Risk:
Purchased Options	Investments, at value		$183,750

Interest Rate Risk:
Futures		Payable for net variation margin on futures contracts	(5,800)

Equity Price Risk:
Futures		Payable for net variation margin on futures contracts	(5,262)

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

Location of Derivatives on Statements of Assets and Liabilities
Derivatives	Asset Derivatives	Liability Derivatives	Fair Value
Strategic Income Fund
Equity Price Risk:
Purchased Options	Investments, at value		$19,250,000

Interest Rate Risk:
Futures		Payable for net variation margin on futures contracts	13,281

Equity Price Risk:
Futures		Payable for net variation margin on futures contracts	(524,950)

Credit Risk:
Swap Contracts		Unrealized depreciation from swap contracts	2,281,181

The following table presents the results of the derivative trading and information related to volume for the fiscal year ended May 31, 2026, for the Preferred and Income Securities Fund, the Core Plus Bond Fund and the Strategic Income. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in the Fund’s Statement of Operations.

			Change in Unrealized
			Appreciation
	Location of Gain (Loss) on Derivatives	Realized Gain (Loss) on	(Depreciation) on
Derivatives	on Statements of Operations	Derivatives	Derivatives
Preferred and Income Securities Fund
Futures	Net realized gain (loss) and change in unrealized appreciation (depreciation) on futures contracts	$(805,477)	$281,769
Swap Contracts	Net realized gain (loss) and change in unrealized appreciation (depreciation) on swap contracts	(153,738)	(324,120)

Core Plus Bond Fund
Equity Price Risk:
Purchased Options	Net realized gain (loss) and change in unrealized appreciation (depreciation) on purchased options	331,848	95,425
Futures	Net realized gain and change in unrealized appreciation (depreciation) on futures	(604,782)	(113,998)

Strategic Income Fund
Equity Price Risk:
Purchased Options	Net realized gain (loss) and change in unrealized appreciation (depreciation) on purchased options	$21,865,926	$10,081,898
Futures Contracts	Net realized gain and change in unrealized appreciation (depreciation) on futures	(28,556,997)	(9,654,316)
Swap Contracts	Net realized gain (loss) and change in unrealized appreciation (depreciation) on swap contracts	(2,083,592)	(1,870,894)

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

The average monthly market value amount is shown as an indicator of volume. The average monthly market value amounts held in the Preferred and Income Securities Fund, the Core Plus Bond Fund and the Strategic Income during the fiscal year ended May 31, 2026, were:

		Average Ending
	Derivatives	Monthly Market Value
Preferred and Income Securities Fund(a)	Short Futures	$(6,584,498)

Core Plus Bond Fund(b)	Purchased Options	107,716
	Long Futures	7,210,978
	Short Futures	(7,837,491)

Strategic Income Fund(b)	Purchased Options	6,805,495
	Long Futures	186,317,962
	Short Futures	(237,224,575)
	Swap Contracts	(7,669,114)

(a)	Average based on the 8 months during the year that had activity.

(b)	Average based on the 12 months during the year that had activity.

Note 12 – Underlying Investment in Other Investment Companies

Certain of the Funds may invest a significant portion of its assets in shares of one or more investment companies, including ETFs, open-end and closed-end mutual funds and money market mutual funds. Such Fund will incur additional indirect expenses (acquired fund fees and expenses) to the extent it invests in shares of other investment companies. As of May 31, 2026, the Spectrum Alpha Fund had 98.5% of the value of its net assets invested in open-end mutual funds. As of May 31, 2026, the Multi Strategy Fund had 53.9% and

45.1% of the value of its net assets invested in ETFs and open-end mutual funds, respectively. As of May 31, 2026, the Tactical Growth Fund had 74.8% of the value of its net assets invested in ETFs. As of May 31, 2026, the Tactical Defensive Fund had 80.1% of the value of its net assets invested in ETFs. The financial statements of these ETFs and money market mutual funds can be found at www.sec.gov and should be read in conjunction with the Funds’ financial statements.

Note 13 – Sector Risk

If a Fund has significant investments in the securities of issuers within a particular sector or industry, any development affecting that sector or industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector or industry. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector or industry, and therefore the value of the Fund’s portfolio will be adversely affected. As of May 31, 2026, the Preferred and Income Securities Fund had 27.1% and 31.6% of the value of its net assets invested in securities within the Financials and Utilities sectors, respectively.

Note 14 – Principal Risks

Risk is inherent in all investing, including an investment in the Funds. Below are summaries of some, but not all, of the principal risks of investing in a Fund, each of which could adversely affect a Fund’s NAV, market price, yield, and total return. Certain Funds, which invest in other mutual funds, exchange-traded funds, or closed-end funds, will be exposed to these risks both directly and indirectly, through their investment in underlying funds. Further information about investment risks is available in each Fund’s prospectus and Statement of Additional Information.

Equity Risk. (International Equity Fund, Strategic Income Fund, Select Small Cap Fund, Spectrum Alpha Fund, Multi-Strategy Fund, Tactical Growth Fund, Tactical Defensive Fund, Dynamic Small Cap Fund, Small Cap Value Fund, and Kennedy Microcap Fund). The value of the equity securities held by a Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by a Fund participate, or factors relating to specific companies in which a Fund invests.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

Preferred Securities Risk. (Preferred and Income Securities Fund, Core Plus Bond Fund, Strategic Income Fund, Select Small Cap Fund, Small Cap Value Fund, and Kennedy Microcap Fund). Preferred securities represent an equity interest in a company that generally entitle the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred securities is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred securities, and changes in interest rates, typically declining in value if interest rates rise.

Fixed Income Securities Risk. (Strategic Income Fund, McKee Bond Fund, Multi Strategy Fund, Tactical Growth Fund, Tactical Defensive Fund, Core Plus Bond Fund, and Small Cap Value Fund). The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Typically, a rise in interest rates will cause a decline in the value of a fixed income security owned by a Fund. Generally, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. For example, a general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for a Fund.

Mortgage-Backed and Asset-Backed Securities Risk. (Strategic Income Fund, McKee Bond Fund, Multi Strategy Fund, and Core Plus Bond Fund). Mortgage-backed (including residential and commercial mortgage-backed) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If a Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, a Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to a Fund, reducing the values of those securities or in some cases rendering them worthless. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Sector Focus Risk. (All Funds). A Fund may from time to time invest a larger portion of its assets in one or more asset classes, market segments or sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, industries in the financials segment, such as banks, insurance companies, and broker-dealers, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Small Cap Company Risk. (Strategic Income Fund, Select Small Cap Fund, Dynamic Small Cap Fund, Preferred and Income Securities Fund, Tactical Growth Fund, Tactical Defensive Fund, Small Cap Value Fund, and Kennedy Microcap Fund). The securities of small capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Foreign Investment Risk. (All Funds). The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and differences and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of a Fund’s foreign investments.

Currency Risk. (Strategic Income Fund, Select Small Cap Fund, International Equity Fund, Multi Strategy Fund, Preferred and Income Securities Fund, Tactical Growth Fund, Tactical Defensive Fund, Core Plus Bond Fund, and Kennedy Microcap Fund). The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Micro-Cap, Small, and Mid-Sized Company Risk. (Spectrum Alpha Fund) Investments in micro-cap, small, and mid-sized companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, micro-cap, small, and mid-sized companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, securities of micro-cap, small, and mid-sized

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. The securities of micro-cap, small, and mid-sized companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

Growth-Oriented Investment Strategies Risk. (Multi Strategy Fund, Tactical Growth Fund, and Kennedy Microcap Fund) Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met, the prices of growth securities typically fall.

Value-Oriented Investment Strategies Risk. (Select Small Cap Fund, International Equity Fund, Dynamic Small Cap Fund, Multi Strategy Fund, Small Cap Value Fund, and Kennedy Microcap Fund) Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

Investment Companies Risk. (Strategic Income Fund, Spectrum Alpha Fund, Dynamic Small Cap Fund, Multi Strategy Fund, Tactical Growth Fund, Tactical Defensive Fund, and Kennedy Microcap Fund). A Fund may invest in investment companies, such as ETFs and mutual funds (including other funds managed or sub-advised by the Adviser or its affiliates (“North Square-Related Funds”)). Any such investment generally will reflect the risks of owning the underlying securities the investment company holds. It may also be more expensive for a Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment companies directly. Investing in investment companies involves additional expense based on a Fund’s pro rata share of other investment company’s operating expenses, including the management fees of unaffiliated funds in addition to those paid by a Fund. A Fund may pay brokerage commissions in connection with the purchase and sale of shares of investment companies. In addition, a Fund may invest in underlying funds that invest a larger portion of their assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. A Fund will be indirectly exposed to the risks of the portfolio assets held by an underlying fund in which a Fund invests, including, but not limited to, derivatives, currencies and leverage risk.

In addition to the risks associated with the underlying assets held by an ETF, investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted by the listing exchange; (4) a passively managed ETF may not track the performance of the reference asset; or underlying managed index and (5) a passively managed ETF may hold troubled securities. A Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Certain money market mutual funds are not required to preserve the value of a Fund’s investment at $1.00 per share.

Note 15 – Business Combinations

Effective as of the close of business April 25, 2025, the Small Cap Value Fund acquired all of the assets, subject to the liabilities, of the Foundry Partners Small Cap Value Fund, a series of Valued Advisers Trust (the “Predecessor Fund”) pursuant to a Board-approved plan of reorganization dated April 25, 2025 (the “Reorganization”).

The acquisition was accomplished by a tax-free exchange for 15,751,064 shares at a net asset value per share (“NAV”) of $16.20 of the Fund to the shareholders of the Predecessor Fund. The net assets contributed resulting from these tax-free transactions on the close of business April 25, 2025, after the reorganization, was $255,167,626 including net unrealized depreciation of $(35,795,608), undistributed net investment income of $5,008,575, undistributed realized gain of $2,172,252 and investment cost of $291,070,774.

For financial reporting purposes, assets received and shares issued were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Small Cap Value Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund. The Small Cap Value Fund’s performance for periods prior to April 25, 2025, is that of the Predecessor Fund. The Predecessor Fund is the accounting survivor. After the Reorganization the Small Cap Value Fund changed its fiscal year end from October 31 to May 31.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

Note 16 – Events Subsequent to the Fiscal Period End

Each Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosures.

After the close of the fiscal year ended May 31, 2026, at the Special Shareholder Meeting initially held on December 19, 2025, adjourned and reconvened from time to time until June 5, 2026, shareholders of the North Square Spectrum Alpha Fund approved the New Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser, at which time the New Advisory Agreement went into effect for the Fund.

For a discussion of the approvals that occurred during the fiscal period ended May 31, 2026, see the information contained in the “Additional Information - Proxy Disclosures” section of this report.

North Square Funds
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Exchange Place Advisors Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, futures contracts (as applicable), and credit default swap contracts (as applicable) comprising the funds listed below (the “Funds”), each a series of Exchange Place Advisors Trust, as of May 31, 2026, the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2026, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

	Statements of	Statements of
Fund Name	Operations	Changes in Net Assets	Financial Highlights
North Square Spectrum Alpha Fund, North Square Dynamic Small Cap Fund, North Square Multi Strategy Fund, North Square Preferred and Income Securities Fund, North Square Tactical Growth Fund, North Square Tactical Defensive Fund, and North Square Core Plus Bond Fund	For the year ended May 31, 2026	For the years ended May 31, 2026 and 2025	For the years ended May 31, 2026, 2025, 2024 and 2023 (a)

North Square Altrinsic International Equity Fund, North Square McKee Bond Fund, North Square Strategic Income Fund, and North Square Select Small Cap Fund	For the year ended May 31, 2026	For the year ended May 31, 2026, the period from November 1, 2024 through May 31, 2025, and the year ended October 31, 2024	For the year ended May 31, 2026, the period from November 1, 2024 through May 31, 2025, and the years ended October 31, 2024, and 2023 (b)

North Square Small Cap Value Fund	For the year ended May 31, 2026	For the year ended May 31, 2026, the period from November 1, 2024 through May 31, 2025, and the year ended October 31, 2024	For the year ended May 31, 2026, the period from November 1, 2024 through May 31, 2025, and for the years ended October 31, 2024, 2023, 2022, and 2021

North Square Kennedy MicroCap Fund	For the year ended May 31, 2026	For the year ended May 31, 2026 and the period from June 10, 2024 (commencement of operations) through May 31, 2025

(a)	The Funds’ financial highlights for the year ended May 31, 2022, were audited by other auditors whose report dated July 29, 2022, expressed an unqualified opinion on those financial highlights.

(b)	The Funds’ financial highlights for the year ended October 31, 2022, were audited by other auditors whose report dated December 30, 2022, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

North Square Funds
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM – Continued

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2026, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as auditor of one or more of the Funds advised by North Square Investments, LLC since 2023. We have served as the auditor of the predecessor fund to North Square Small Cap Value Fund since 2006.

COHEN & COMPANY, LTD.

Cleveland, Ohio

July 30, 2026

North Square Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended May 31, 2026, was as follows:

Spectrum Alpha Fund	3.53%	Kennedy MicroCap Fund	9.00%
Dynamic Small Cap Fund	0.00%	Select Small Cap Fund	100.00%
Multi Strategy Fund	8.63%	International Equity Fund	0.00%
Preferred and Income Securities Fund	0.74%	McKee Bond Fund	0.00%
Tactical Growth Fund	13.89%	Strategic Income Fund	0.00%
Tactical Defensive Fund	100.00%	Small Cap Value Fund	100.00%
Core Plus Bond Fund	1.00%

Qualified Dividend Income

For the fiscal year ended May 31, 2026, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Spectrum Alpha Fund	86.60%	Kennedy MicroCap Fund	9.00%
Dynamic Small Cap Fund	0.00%	Select Small Cap Fund	100.00%
Multi Strategy Fund	58.73%	International Equity Fund	100.00%
Preferred and Income Securities Fund	1.54%	McKee Bond Fund	0.00%
Tactical Growth Fund	36.74%	Strategic Income Fund	1.00%
Tactical Defensive Fund	100.00%	Small Cap Value Fund	100.00%
Core Plus Bond Fund	0.00%

Long-Term Capital Gain Designation

For the fiscal year ended May 31, 2026, the Funds designate a portion of distributions as 20.00% rate gain distributions for the purposed of the dividends paid deduction. The dollar amount by fund was as follows:

Spectrum Alpha Fund	$653,765	Kennedy MicroCap Fund	$1,075,760
Dynamic Small Cap Fund	$20,411,227	Select Small Cap Fund	$1,731,057
Multi Strategy Fund	$3,740,073	International Equity Fund	$8,550,843
Preferred and Income Securities Fund	$6,085,018	McKee Bond Fund	$—
Tactical Growth Fund	$7,672,700	Strategic Income Fund	$5,444,571
Tactical Defensive Fund	$—	Small Cap Value Fund	$—
Core Plus Bond Fund	$—

Foreign Tax Credit Pass Through

The International Equity Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The Fund’s foreign source income per share was $0.4458 and the foreign tax expense per share was $0.0248.

North Square Funds
ADDITIONAL INFORMATION (Unaudited)

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

At a Special Shareholder Meeting (the “Special Shareholder Meeting”) held on December 19, 2025, shareholders of the North Square Altrinsic International Equity Fund, North Square Core Plus Bond Fund, North Square Kennedy MicroCap Fund, North Square McKee Bond Fund, North Square Select Small Cap Fund, and the North Square Small Cap Value Fund as of the close of business on October 23, 2025 voted to approve Proposal 1 with respect to each Fund. The Special Shareholder Meeting was adjourned until January 7, 2026, whereby shareholders of the North Square Strategic Income Fund as of the close of business on October 23, 2025 voted to approve Proposal 1 with respect to each Fund. The Special Shareholder Meeting was further adjourned until January 23, 2026, whereby shareholders of the North Square Dynamic Small Cap Fund as of the close of business on October 23, 2025 voted to approve Proposal 1 with respect to each Fund. The Special Shareholder Meeting was further adjourned until February 11, 2026, whereby shareholders of the North Square Tactical Defensive Fund as of the close of business on October 23, 2025 voted to approve Proposal 1 with respect to each Fund. The Special Shareholder Meeting was further adjourned until February 25, 2026 whereby shareholders of the North Square Preferred and Income Securities Fund voted to approve Proposal 1, and then further adjourned until March 11, 2026, whereby shareholders of the North Square Tactical Growth Fund as of the close of business on October 23, 2025 voted to approve Proposal 1 with respect to each Fund and shareholders of the North Square Preferred and Income Securities Fund voted to approve Proposal 2 with respect to each Fund. The Special Shareholder Meeting was further adjourned until March 30, 2026, and then further adjourned until April 17, 2026, April 30, 2026, May 7, 2026, May 14, 2026, and May 29, 2026, whereby shareholders of the North Square Multi Strategy Fund as of the close of business on October 23, 2025 voted to approve Proposal 3 with respect to each Fund. The Special Shareholder Meeting was further adjourned until June 5, 2026, whereby shareholders of the North Square Spectrum Alpha Fund as of the close of business on October 23, 2025 were asked to vote on Proposal 1.

Proposal 1: To approve a new investment advisory agreement between Exchange Place Advisors Trust, on behalf of the above-listed Funds, and North Square Investments, LLC (“NSI”).

		Total Shares
		Toward Quorum		Broker	Shares Voted
	Total Shares	with Broker	Shares Voted in	Non-Voted	Against or
Fund Name	Voted*	Non-Votes*	Favor	Shares	Abstain
North Square Altrinsic International Equity Fund	7,379,450	7,379,450	7,379,450	0	0
	(91.60%)	(91.60%)	(100.00%)	(0.00%)	(0.00%)
North Square Core Plus Bond Fund	1,332,109	1,332,109	1,324,286	0	7,823
	(54.29%)	(54.29%)	(99.41%)	(0.00%)	(0.59%)
North Square Kennedy MicroCap Fund	1,565,135	1,565,135	1,564,282	0	853
	(88.19%)	(88.19%)	(99.95%)	(0.00%)	(0.05%)
North Square McKee Bond Fund	13,162,286	13,162,286	13,162,286	0	0
	(63.74%)	(63.74%)	(100.00%)	(0.00%)	(0.00%)
North Square Select Small Cap Fund	1,615,771	1,615,771	1,613,118	0	2,653
	(87.40%)	(87.40%)	(99.84%)	(0.00%)	(0.16%)
North Square Small Cap Value Fund	7,612,918	7,612,918	7,604,484	0	8,434
	(79.63%)	(79.63%)	(99.89%)	(0.00%)	(0.11%)
North Strategic Income Fund	25,297,590	34,108,892	24,750,144	547,446	8,811,302
	(37.09%)	(50.00%)	(72.56%)	(1.61%)	(25.83%)
North Dynamic Small Cap Fund	14,723,558	18,230,388	14,368,498	3,506,830	355,060
	(40.58%)	(50.24%)	(78.82%)	(19.24%)	(1.95%)
North Tactical Defensive Fund	1,164,577	1,415,386	1,072,753	250,809	91,824
	(41.42%)	(50.35%)	(75.79%)	(17.72%)	(6.49%)
North Square Preferred and Income Securities Fund	6,201,002	7,964,990	5,664,432	1,763,988	315,042
	(40.05%)	(51.44%)	(73.15%)	(22.78%)	(4.07%)
North Square Tactical Growth Fund	12,137,446	16,161,648	11,427,429	4,024,202	710,017
	(37.56%)	(50.02%)	(70.71%)	(24.90%)	(4.39%)

*	as a percentage of the total voting securities of the Fund voted at the Special Shareholder Meeting at which quorum was present.

North Square Funds
ADDITIONAL INFORMATION – Continued (Unaudited)

Proposal 2: To approve an amendment to the fundamental concentration policy of the North Square Preferred and Income Securities Fund.

		Total Shares
		Toward Quorum		Broker	Shares Voted
	Total Shares	with Broker	Shares Voted in	Non-Voted	Against or
Fund Name	Voted*	Non-Votes*	Favor	Shares	Abstain
North Square Preferred and Income Securities Fund	6,350,782	7,964,990	5,412,072	1,614,208	938,709
	(41.01%)	(51.44%)	(67.95%)	(20.27%)	(11.79%)

*	as a percentage of the total voting securities of the Fund voted at the Meeting at which quorum was present.

Proposal 3: To approve a new investment advisory agreement between Exchange Place Advisors Trust, on behalf of the North Square Multi Strategy Fund, and NSI, including a change to the fee payable by the Fund to NSI thereunder.

		Total Shares
		Voted with		Broker	Shares Voted
	Total Shares	Broker	Shares Voted in	Non-Voted	Against or
Fund Name	Voted*	Non-Votes	Favor	Shares	Abstain
North Square Multi Strategy Fund	919,456	1,001,152	758,136	81,696	161,320
	(46.27%)	(50.39%)	(75.73%)	(8.16%)	(16.11%)

*	as a percentage of the total voting securities of the Fund voted at the Meeting at which quorum was present.

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreements

Not applicable.

ANNUAL FINANCIAL STATEMENTS AND
ADDITIONAL INFORMATION

NORTH SQUARE RCIM TAX-ADVANTAGED PREFERRED AND
INCOME SECURITIES ETF

NYSE Arca, Inc.

May 31, 2026

North Square Investments | www.northsquareinvest.com

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF

Table of Contents

Schedule of Investments	1

Statement of Assets and Liabilities	4

Statement of Operations	5

Statement of Changes in Net Assets	6

Financial Highlights	7

Notes to Financial Statements	8

Report of Independent Registered Public Accounting Firm	15

Supplemental Information	16

Additional Information	17

This report and the financial statements contained herein are provided for the general information of the shareholders of the North Square RCIM Tax-Advantaged Preferred and Income Securities ETF. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.northsquareinvest.com

SCHEDULE OF INVESTMENTS
May 31, 2026

Shares		Fair Value
	PREFERRED STOCKS — 22.5%
	COMMUNICATIONS — 2.3%
	TELECOMMUNICATIONS — 2.3%
89,000	AT&T, Inc., 5.00%(a)	$1,742,620
	TOTAL COMMUNICATIONS	1,742,620

	FINANCIALS — 19.7%
	ASSET MANAGEMENT — 3.1%
85,000	Charles Schwab Corp. (The), Series J, 4.45%(a)	1,496,000
36,300	Charles Schwab Corp. (The), Series D, 5.95%(a)	884,994
		2,380,994
	BANKING — 11.7%
35,000	Bank of America Corp., Series NN, 4.38%(a)	612,150
40,500	Citizens Financial Group, Inc., 5.00%(a)	749,250
45,000	Citizens Financial Group, Inc., 6.50%(a)	1,140,300
41,000	Fifth Third Bancorp, 6.88%(a)	1,068,460
8,938	First Horizon Corp., 4.70%(a)	156,013
24,200	Huntington Bancshares, Inc., Series J, 6.88%(a)	608,146
39,300	KeyCorp, Series H, 6.20%(a)	993,111
20,000	KeyCorp, 5.65%(a)	418,600
36,500	M&T Bank Corp., Series J, 7.50%(a)	958,125
19,000	Regions Financial Corp., 6.95%(a)	486,780
62,500	Truist Financial Corp., 5.25%(a)	1,316,250
18,450	UMB Financial Corp., 7.75%(a)	497,043
7,481	Webster Financial Corp., 5.25%, 5.25%(a)	155,231
		9,159,459
	INSTITUTIONAL FINANCIAL SERVICES — 2.6%
40,500	Morgan Stanley, 4.25%(a)	694,170
50,500	Morgan Stanley, 6.50%(a)	1,273,105
		1,967,275
	INSURANCE — 0.9%
25,969	Allstate Corp. (The), 7.38%(a)	678,051

	SPECIALTY FINANCE — 1.4%
26,250	Capital One Financial Corp., 5.00%(a)	479,325
24,647	Synchrony Financial, Series B, 8.25%(a)	637,371
		1,116,696
	TOTAL FINANCIALS	15,302,475

See accompanying Notes to Financial Statements.

1

SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Shares		Fair Value
	PREFERRED STOCKS — 22.5% (Continued)
	UTILITIES — 0.5%
	ELECTRIC UTILITIES — 0.5%
20,250	CMS Energy Corp., 4.20%(a)	$345,262
	TOTAL UTILITIES	345,262

	TOTAL PREFERRED STOCKS (Cost $17,604,011)	17,390,357

Principal
Amount ($)
	CORPORATE BONDS — 73.6%
	CONSUMER DISCRETIONARY — 2.5%
	AUTOMOTIVE — 2.5%
1,950,000	General Motors Financial Co., Inc., 6.50%, 3/30/73 (SOFR + 344bps)(a)(b)	1,950,802
	TOTAL CONSUMER DISCRETIONARY	1,950,802

	ENERGY — 6.9%
	OIL & GAS PRODUCERS — 6.9%
2,075,000	BP Capital Markets PLC, 6.45%, 3/01/74 (H15T5Y + 240bps)(a)(b)	2,181,536
2,125,000	Transcanada Trust, 5.30%, 3/15/77	2,125,250
1,000,000	Venture Global LNG, Inc., 9.00%, 3/30/74(a)(b)(c)	989,001
		5,295,787
	TOTAL ENERGY	5,295,787

	FINANCIALS — 61.0%
	ASSET MANAGEMENT — 2.1%
1,525,000	UBS Group A.G., 9.25%, 5/13/72 (H15T5Y + 475bps)(a)(b)(c)	1,644,391

	BANKING — 43.3%
1,300,000	Banco Bilbao Vizcaya Argentaria S.A., 9.38%, 9/19/73 (H15T5Y + 510bps)(a)(b)	1,425,846
1,200,000	Banco Santander S.A., 9.63%, 2/21/73 (H15T5Y + 531bps)(a)(b)	1,309,367
2,200,000	Bank of America Corp., 6.63%, 8/01/73(a)	2,275,346
1,950,000	Bank of Montreal, 7.70%, 5/26/84 (H15T5Y + 345bps)(b)	2,047,695
1,700,000	Bank of Nova Scotia (The), Series 4, 8.63%, 10/27/82 (H15T5Y + 439bps)(b)	1,778,295
2,050,000	Canadian Imperial Bank of Commerce, 7.00%, 10/28/85 (H15T5Y + 300bps)(b)	2,111,803
2,175,000	Citigroup, Inc., 7.63%, 2/15/72 (H15T5Y + 321bps)(a)(b)	2,266,920
200,000	First Citizens BancShares, Inc., 7.91%, 6/15/70 (TSFR3M + 423bps)(a)(b)(c)	201,032
1,400,000	HSBC Holdings PLC, 7.05%, 12/05/73 (H15T5Y + 299bps)(a)(b)	1,434,933
1,500,000	ING Groep N.V., 5.75%, 11/16/73 (H15T5Y + 434bps)(a)(b)	1,507,914
2,150,000	JPMorgan Chase & Co., 6.88%, 3/01/74 (H15T5Y + 274bps)(a)(b)	2,246,052
1,250,000	Lloyds Banking Group PLC, 8.00%, 3/27/70 (H15T5Y + 391bps)(a)(b)	1,334,186
1,050,000	NatWest Group PLC, 8.13%, 6/30/72 (H15T5Y + 375bps)(a)(b)	1,149,125
2,125,000	PNC Financial Services Group, Inc. (The), 6.25%, 6/15/73 (H15T7Y + 281bps)(a)(b)	2,171,040
2,000,000	Royal Bank of Canada, 7.50%, 5/02/84 (H15T5Y + 289bps)(b)	2,077,172
1,250,000	Standard Chartered PLC, 7.75%, 2/15/73 (H15T5Y + 498bps)(a)(b)(c)	1,283,141

See accompanying Notes to Financial Statements.

2

SCHEDULE OF INVESTMENTS – Continued
May 31, 2026

Principal
Amount ($)		Fair Value
	CORPORATE BONDS — 73.6% (Continued)
	FINANCIALS — 61.0% (continued)
	BANKING — 43.3% (continued)
2,050,000	Toronto-Dominion Bank (The), 8.13%, 10/31/82 (H15T5Y + 408bps)(b)	$2,129,923
300,000	Truist Financial Corp., Series N, 6.67%, 3/01/73 (H15T5Y + 300bps)(a)(b)	300,994
2,160,000	US Bancorp, 5.30%, 12/29/49 (SOFR + 291bps)(a)(b)	2,168,247
2,115,000	Wells Fargo & Co., 7.63%, 9/15/73 (H15T5Y + 361bps)(a)(b)	2,228,074
		33,447,105
	INSTITUTIONAL FINANCIAL SERVICES — 8.9%
2,075,000	Bank of New York Mellon Corp. (The), 6.30%, 3/20/74 (H15T5Y + 230bps)(a)(b)	2,127,674
2,160,000	Goldman Sachs Group, Inc. (The), 7.50%, 8/18/70 (H15T5Y + 316bps)(a)(b)	2,274,190
350,000	Morgan Stanley, 7.10%, 9/15/70 (TSFR3M + 342bps)(a)(b)	353,317
2,050,000	State Street Corp., 6.70%, 3/15/74 (H15T5Y + 261bps)(a)(b)	2,108,985
		6,864,166
	SPECIALTY FINANCE — 6.7%
1,550,000	Air Lease Corp., 6.00%, 9/15/73 (H15T5Y + 256bps)(a)(b)	1,510,319
1,500,000	Ally Financial, Inc., 7.10%, 5/15/76(a)(b)	1,511,503
2,100,000	Capital One Financial Corp., 5.50%, 10/30/73(a)(d)	2,110,011
		5,131,833
	TOTAL FINANCIALS	47,087,495

	UTILITIES — 3.2%
	ELECTRIC UTILITIES — 3.2%
400,000	Electricite de France S.A., 9.13%, 6/15/73 (H15T5Y + 541bps)(a)(b)(c)	463,474
1,900,000	Vistra Corp., 8.88%, 1/15/71 (H15T5Y + 505bps)(a)(b)	2,045,359
		2,508,833
	TOTAL UTILITIES	2,508,833

	TOTAL CORPORATE BONDS (Cost $56,880,455)	56,842,917
	TOTAL INVESTMENTS — 96.1% (Cost $74,484,466)	$74,233,274
	Other Assets in Excess of Liabilities — 3.9%	3,025,835
	NET ASSETS — 100.0%	$77,259,109

(a)	Security is perpetual in nature and has no stated maturity date.

(b)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of May 31, 2026. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2026, the total market value of 144A securities is $4,581,039 or 5.9% of net assets.

(d)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Rate shown is the fixed rate.

See accompanying Notes to Financial Statements.

3

STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2026

Assets
Investments, at cost	$74,484,466
Investments, at value	$74,233,274
Cash	2,658,690
Dividends and interest receivable	703,564
Total Assets	77,595,528

Liabilities
Income payable	298,758
Due to Adviser (Note 3)	37,661
Total Liabilities	336,419

Net Assets	$77,259,109

Net Assets consist of:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$77,393,978
Accumulated earnings (deficits)	(134,869)
Net Assets	$77,259,109
Shares of beneficial interest issued and outstanding	3,030,000
Net asset value, redemption and offering price per share	25.50

See accompanying Notes to Financial Statements.

4

STATEMENT OF OPERATIONS
For the Year Ended May 31, 2026

Investment Income
Dividend income	$396,978
Interest income	1,830,674
Total investment income	2,227,652

Expenses
Advisory fees (Note 3)	248,406
Net operating expenses	248,406
Net investment income	1,979,246

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on:
Investments	80,808
Net realized gain	80,808
Net change in unrealized appreciation (depreciation) on:
Investments	(291,217)
Net change in unrealized depreciation	(291,217)
Net realized and change in unrealized loss on investments	(210,409)
Net increase in net assets resulting from operations	$1,768,837

See accompanying Notes to Financial Statements.

5

STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	May 31,	May 31,
	2026	2025(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$1,979,246	$261,192
Net realized gain (loss) on investments	80,808	(26,613)
Net change in unrealized appreciation on investments	(291,217)	40,025
Net increase in net assets resulting from operations	1,768,837	274,604

Distributions to Shareholders
From Earnings	(1,944,190)	(234,276)
From Return of Capital	—	(20,222)
Total distributions	(1,944,190)	(254,498)

Capital Transactions
Proceeds from shares sold	65,430,414	12,719,651
Amount paid for shares redeemed	—	(735,709)
Net increase in net assets resulting from capital transactions	65,430,414	11,983,942
Total Increase in Net Assets	65,255,061	12,004,048

Net Assets
Beginning of period	$12,004,048	$—
End of period	$77,259,109	$12,004,048

Share Transactions
Shares sold	2,550,000	510,000
Shares issued in reinvestment of distributions	—	—
Shares redeemed	—	(30,000)
Total Class	2,550,000	480,000

Net increase in shares outstanding	2,550,000	480,000

(a)	For the period December 18, 2024 (commencement of operations) to May 31, 2025.

See accompanying Notes to Financial Statements.

6

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF
FINANCIAL HIGHLIGHTS

(For the shares outstanding during each period)

	For the	For the
	Year Ended	Period Ended
	May 31,	May 31,
	2026	2025(a)
Selected Per Share Data:
Net asset value, beginning of period	$25.01	$25.00

Investment operations:
Net investment income	1.22	0.60
Net realized and unrealized gain (loss)	0.39 (b)	(0.03)
Total from investment operations	1.61	0.57

Less distributions:
Net investment income	(1.12)	(0.51)
From net realized gains	—	—
Return of capital	—	(0.05)
Total distributions	(1.12)	(0.56)

Net asset value, end of period	$25.50	$25.01
Market price, end of period	$25.57	$25.01

Total Return(c)	6.52%	2.31	%(d)

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$77,259	$12,004
Ratio of expenses to average net assets	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	4.76%	5.32%
Portfolio turnover rate(e)	22%	9	%(d)

(a)	For the period December 18, 2024 (commencement of operations) to May 31, 2025.

(b)	The amount shown for a share outstanding throughout the year may not correlate with the Statement of Operations for the year due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying Notes to Financial Statements.

7

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF
NOTES TO FINANCIAL STATEMENTS
May 31, 2026

Note 1 – Organization

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF (the “Fund”) is organized as a series of Exchange Place Advisors Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a diversified fund. The Amended and Restated Agreement and Declaration of Trust, dated June 24, 2024, permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of each separate series of the Trust, including the Fund. The Fund is one of a series of funds currently authorized by the Board. The investment objective of the Fund is to seek high current income and long-term capital appreciation with an emphasis on tax-advantaged qualified dividend income (“QDI”).

On January 8, 2026, Azimut Group, an independent global asset manager based in Milan, Italy, via its U.S. subsidiary, Azimut U.S. Holdings Inc., acquired North Square Investments, LLC (the “Adviser”), the Fund’s investment adviser (the “Transaction”). The Transaction did not result in any material changes in the day-to-day management of the Fund or the Adviser or to the Fund’s investment objectives and principal investment strategies. In connection with the Transaction, the Adviser’s parent company, NSI Holdco, LLC, was renamed Azimut NSI, LLC.

The closing of the Transaction resulted in a change of control of the Adviser, which caused an “assignment” under the 1940 Act, of the Fund’s then current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Prior Advisory Agreement”) and resulted in the automatic termination of such agreement with respect to the Fund, effective as of the closing of the Transaction. The Transaction also resulted in the termination of the then current sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between the Adviser and sub-adviser to the Fund.

At a meeting held on October 7, 2025, the Board of Trustees (the “Board”) considered and approved a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement”) with substantially identical terms to the Prior Advisory Agreement with respect to the Fund, including the advisory fee rate, and a new sub-advisory agreement between the Adviser, on behalf of the Fund, and the sub-adviser (the “New Sub-Advisory Agreement”), with substantially identical terms to the Prior Sub-Advisory Agreement with respect to the Fund.

In addition, the Board approved an interim investment advisory and sub-advisory agreement to permit continuity of management, if necessary, until shareholders of the Fund approved the New Advisory Agreement with respect to the Fund at a special shareholder meeting of the Fund. The terms of the interim investment advisory and sub-advisory agreement were substantially identical to those of the Prior Advisory Agreement and Prior Sub-Advisory Agreement except for their date, duration and, in the case of the interim advisory agreement, escrow provisions required by applicable law and with respect to the interim sub-advisory agreement that the sub-adviser would not be paid by the Adviser until the Adviser received its payment under the corresponding interim investment advisory agreement.

At a joint special meeting of shareholders (the “Special Shareholder Meeting”) held on December 19, 2025, shareholders of the Fund approved the New Advisory Agreement for the Fund. The New Sub-Advisory Agreement with the sub-adviser was entered into with respect to the Fund. Shareholder approval was not required for the New Sub-Advisory Agreement pursuant to the Fund’s “manager-of-managers” exemptive relief from the Securities and Exchange Commission (the “SEC”). In connection with the change of control of the Adviser, the New Advisory Agreement and New Sub-Advisory Agreement took effect on January 8, 2026. The New Advisory Agreement and New Sub-Advisory Agreement did not result in any material changes to the Fund’s investment objective and principal investment strategies or to its portfolio management.

Note 2 – Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

8

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

(a) Segment Reporting

The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Principal Executive Officer of the Trust. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

(b) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the Nasdaq Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value (“NAV”) of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Exchange-traded options on securities and indices purchased or sold by the Fund generally will be valued at the mean of the last bid and ask prices. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Adviser, as Valuation Designee, for all fair value determinations and responsibilities, with respect to the Fund, pursuant to procedures approved by the Board. This designation is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability to effectively oversee the Valuation Designee’s fair value determination. The actions of the Adviser’s Valuation Committee and the Valuation Designee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed.

Futures contracts that the Fund invests in are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available. The Board received a report on all securities that were fair valued by the Adviser during the year ended May 31, 2026.

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

9

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

(d) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Each Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. This evaluation requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the current tax year, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders

The Fund will make distributions of all or substantially all of its net investment income, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the period from net investment income may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Prior Advisory Agreement with respect to the Fund was automatically terminated due to a change of control of the Adviser on January 8, 2026, upon the acquisition of the Adviser by the Azimut Group. The Trust, on behalf of the Fund, entered into a New Advisory Agreement with the Adviser with substantially identical terms to the Prior Advisory Agreement and was effective as of January 8, 2026. Under the terms of the Prior Advisory Agreement and the New Advisory Agreement, the Fund pays a monthly investment advisory fee to the Adviser based on the Fund’s average daily net assets at an annual rate of 0.60% of the Fund’s average daily net assets. Fees paid to the Adviser for the fiscal year ended May 31, 2026, are reported on the Statement of Operations.

The Adviser engages Red Cedar Investment Management, LLC (“Red Cedar” or the “Sub-Adviser”) to manage the Fund. The Adviser pays the Sub-Adviser from its advisory fees.

The Fund’s management fee is a “unitary” fee that includes all of the expenses and liabilities of the Fund, except for any brokerage fees and commissions, taxes, borrowing costs (such as dividend expenses on securities sold short and interest), acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Board of Trustees and officers with respect thereto.

Ultimus Fund Solutions, LLC (the “Administrator”) serves as the Fund’s fund accountant, transfer agent and administrator. The Adviser pays the Administrator in accordance with the agreements for such services.

Foreside Fund Services, LLC a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Adviser pays the Distributor a fee for its distribution-related services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of the Administrator, provides a Chief Compliance Officer to the Trust, as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Adviser, which are approved annually by the Board.

10

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

Each Independent Trustee receives from the Trust an annual retainer of $52,500, plus an annual fee per Fund of $2,000, plus reimbursement of related expenses. The Chairperson of the Board receives an additional annual retainer of $18,750, and each of the Chairpersons of the Audit Committee and the Governance Committee receives an additional annual retainer of $7,500 and $3,000, respectively. Each Independent Trustee receives from the Trust a fee of $2,000 for a meeting of the Board other than a regularly scheduled meeting. Prior to January 1, 2026, the annual retainer was $50,000. The Adviser pays the Independent Trustees.

Certain officers of the Trust are also employees of the Administrator or NLCS and such persons are not paid by the Fund for serving in such capacities.

Note 4 – Federal Income Taxes

At May 31, 2026, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Tax cost of investments	$74,484,466
Gross unrealized appreciation	138,346
Gross unrealized depreciation	(389,538)
Net unrealized appreciation (depreciation) on investments	$(251,192)

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. Reclassifications are caused primarily by the utilization of earnings and profits distributed to shareholders on redemption of shares, net operating losses, return of capital, and taxable overdistributions. For the year ended May 31, 2026, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income/ loss and accumulated net realized gain/loss as follows:

Accumulated
Earnings
Paid-In Capital	(Deficit)
$(156)	$156

As of May 31, 2026, the components of accumulated earnings (deficit) on a tax basis for the Fund were as follows:

Undistributed ordinary income	$108,203
Undistributed long term capital gains	4,604
Distributions Payable	(298,758)
Accumulated capital and other losses	302,274
Unrealized appreciation (depreciation) on investments	(251,192)
Total accumulated deficit	$(134,869)

The tax character of distributions paid for the fiscal years ended May 31, 2026, and May 31, 2025, were as follows:

	2026	2025
Distributions paid from:
Ordinary income	$1,701,592	$178,116
Return of capital	—	20,022
Total distributions paid	$1,701,592	$198,138

At May 31, 2026, the Fund utilized $31,616 of short-term capital loss carryforwards.

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which is intended to enhance transparency and decision usefulness of income tax disclosures including additional detail related to rate reconciliation and income taxes paid during the reporting period. For the period ended May 31, 2026, federal, state or local income taxes or any income taxes in foreign jurisdictions paid by the Fund were immaterial.

11

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

Note 5 – Investment Transactions

For the fiscal year ended May 31, 2026, purchases and sales of investment securities, other than short-term investments, were $71,816,964 and $8,916,528, respectively.

For the fiscal year ended May 31, 2026, there were no purchases and sales for in-kind transactions. For the fiscal year ended May 31, 2026, the Fund had no in-kind net realized gains.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended May 31, 2026.

Note 6 – Capital Share Transactions

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units”. Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 10,000 shares. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge”, and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statement of Changes in Net Assets. For the fiscal year ended May 31, 2026, the Fund received $11,400 and $0 in Fixed Fees and Variable Charges, respectively. The Transaction Fees for the Fund are listed in the table below:

Fixed Fee	Variable Charge
$300	2.00%*

*	The maximum Transaction Fee may be up to 2.00% of the amount invested.

Note 7 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosures

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

12

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of May 31, 2026, in valuing the Fund’s assets carried at fair value:

		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Preferred Stocks(a)	$17,390,357	$—	$—	$17,390,357
Corporate Bonds(a)	—	56,842,917	—	56,842,917
Total	$17,390,357	$56,842,917	$—	$74,233,274

(a)	Refer to Schedule of Investments for sector and industry classifications.

The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

Note 9 – Investment Risks

Risk is inherent in all investing, including an investment in the Fund. Below are summaries of some, but not all, of the principal risks of investing in the Fund. The Fund may be subject to other risks in addition to these identified risks. Further information about investment risks is available in the Fund’s prospectus and Statement of Additional Information.

Preferred Securities Risk. The market value of preferred securities is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred securities, and changes in interest rates, typically declining in value if interest rates rise. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer’s common stock as well as the dividends payable on the preferred stock. The value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in issuer’s financial condition or prospects and may be less liquid than common stocks. Preferred stock prices tend to move more slowly upwards than common stock prices.

ETF Risks. The Fund is an actively-managed ETF and as a result is subject to special risks. Unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. As an ETF, the Fund’s shares are not individually redeemable and can only be redeemed in large blocks known as “Creation Units”. Also, trading in the Fund’s shares is subject to the Exchange rules, which may result in such trading being halted or postponed from time to time as a result of those rules. Finally, the market price of the Fund’s shares will fluctuate in response to changes in NAV and supply and demand for the shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. Accordingly, there may be times when the market price and the NAV vary significantly and the Fund’s shares may trade at a discount or premium to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to NAV, the shareholder may sustain losses if the shares are sold at a price that is less than the price paid by the shareholder for the shares. Generally, these ETF risks may be more pronounced in times of market stress.

13

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2026

Financials Sector Risk. The performance of companies in the financials sector, as traditionally defined, may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund.

Note 10 – Sector Risk

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in a Fund and increase the volatility of a Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of a Fund’s portfolio will be adversely affected. As of May 31, 2026, the Fund had 81% of the value of its net assets invested in stocks within the Financials sector.

Note 11 – Commitments and Contingencies

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosures.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Exchange Place Advisors Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of North Square RCIM Tax-Advantaged Preferred and Income Securities ETF (the “Fund”), a series of Exchange Place Advisors Trust, as of May 31, 2026, the related statement of operations for the year ended, the statements of changes in net assets and financial highlights for the year then ended and for the period December 18, 2024 (commencement of operations) to May 31, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2026, the results of its operations, the changes in net assets and the financial highlights for the year ended May 31, 2026 and for the period December 18, 2024 (commencement of operations) to May 31, 2025, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2026, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as auditor of one or more of the Funds advised by North Square Investments, LLC since 2023.

COHEN & COMPANY, LTD.
Cleveland, Ohio
July 30, 2026

15

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF
SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended May 31, 2026 was 100%

Qualified Dividend Income

For the fiscal period ended May 31, 2026, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%.

16

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF
ADDITIONAL INFORMATION (Unaudited)

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

At a Special Shareholder Meeting held on December 19, 2025, Fund shareholders of record as of the close of business on October 23, 2025, voted to approve the following proposal:

Proposal 1: To approve a new investment advisory agreement between Exchange Place Advisors Trust, on behalf of the Fund, and North Square Investments, LLC.

Total Shares Voted*	Shares Voted in Favor	Shares Voted Against or Abstain
573,694 (79.68%)	573,694 (100%)	0 (0%)

*	as a percentage of the total voting securities of the Fund voted at the Meeting at which quorum was present.

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreements

Not applicable.

17

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Included under Item 7

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable

(b)	Not applicable

Item 19. Exhibits.

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3) Not applicable

(a)(4) Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Exchange Place Advisors Trust

By (Signature and Title)	/s/ Ian Martin
Ian Martin, President and Principal Executive Officer

Date	8/6/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ian Martin
Ian Martin, President and Principal Executive Officer

Date	8/6/2026

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Principal Financial Officer

Date	8/6/2026